United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1 - Reports to Shareholders

ANNUAL REPORT September 30, 2019

Janus Henderson Asia Equity Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Asia Equity Fund

Janus Henderson Asia Equity Fund (unaudited)

FUND SNAPSHOT

This Asia Pacific ex Japan Fund is an all-cap, high-conviction portfolio focused on companies that have strong franchises, a high return on equity and management with a proven track record of execution. We believe that high-quality companies, if bought at the right price, should produce outperformance relative to the broader market over a three- to five-year time horizon.

Andrew Gillan co-portfolio manager	Mervyn Koh co-portfolio manager

PERFORMANCE

The Janus Henderson Asia Equity Fund Class I Shares returned -0.68% over the one-year period ended September 30, 2019. The Fund’s primary benchmark, the MSCI All Country Asia ex Japan IndexSM, returned -3.44%. The Fund’s secondary benchmark, the MSCI All Country Asia Pacific ex Japan IndexSM, returned -1.77%.

INVESTMENT ENVIRONMENT

Asian equity markets declined by close to 3% during the 12-month period, as the highly publicized U.S.-China trade wars weighed on market sentiment. This hit equity markets in particular in the final quarter of 2018, after which we saw a recovery through the early part of 2019 before hopes of a clear resolution faded. With the threat of increased tariffs from those originally proposed and a general deterioration in global economic data, Asian equity markets ended the period weaker.

In other political news, incumbents in both India and Indonesia won re-election. This was expected in Indonesia, but in India the strength of Prime Minister Narendra Modi’s victory was a surprise. In both cases, there is increased optimism for bolder reforms in their second terms of government. At the end of the period, the Indian government delivered a surprising and significant cut in corporate taxes as well as other incentives to attract foreign direct investments, a move that we believe bodes well for the future.

Economic data was sluggish but it is worth stressing that economic growth rates in the region remain among the highest in the world, with GDP growth above 5% in many Asian economies. Interest-rate policy is also conventional and we already have seen some interest-rate cuts in the region as a response to the softer data. There is more policy flexibility available in the future across much of the region, given higher interest rates than compared to much of the developed world.

PERFORMANCE DISCUSSION

The Fund outperformed its primary and secondary benchmarks over the 12-month period, posting a small decline. Our overweight position to India proved the most significant contributor in terms of asset allocation. Modi’s victory and the Indian government’s corporate tax cut were supportive, but the Indian economy is also more domestically demand-driven, and therefore is less impacted by the trade disputes. By sector, our financials exposure was the greatest contributor, driven primarily by stock selection, although our overweight also proved positive given the sector outperformed. Within financials, we can find both structural growth in the case of life insurance and emerging-market banks, as well as defensive attributes and a good dividend yield in markets like Taiwan and Singapore. Two Indian private-sector financials, HDFC Bank and its parent company, HDFC Ltd.; Taiwanese bank E Sun Financial Holding; and Ping An Insurance, a Chinese life insurance company, were among our top contributors for the year.

Consumer discretionary was the biggest detractor, due primarily to stock selection from positions in Chinese car manufacturer Brilliance China Automotive and global luggage company Samsonite International SA. We have maintained the position in the latter, but have exited the position in the former, given some industry challenges on top of various company-specific issues. At the country level, our holdings in Hong Kong detracted, as ongoing demonstrations created volatility. Baidu.com, a Chinese multinational technology company, and Catcher Technology, a Taiwan-based electronic component manufacturer, also detracted.

In terms of portfolio activity, during the 12-month period we increased our exposure to Southeast Asia (ASEAN) and to Indonesia in particular, where we added two banks to the portfolio. Both offer the potential for good structural growth and an attractive return on equity, and further, we believe that ASEAN is less impacted from the trade

Janus Investment Fund	1

Janus Henderson Asia Equity Fund (unaudited)

dispute versus North Asia. We also exited a tobacco company in India, as we felt that the unfavorable regulatory environment would continue to dampen the company’s growth prospects. We redeployed the proceeds into another Indian consumer staples company, where we felt its dominant position in the oral-care industry will continue to drive sustainable growth going forward in an area where penetration rates remain relatively low. We added to a number of existing holdings in China on relative market weakness toward the end of the period. Other changes made through the year were more company-specific and we continue to run a focused portfolio of fewer than 40 companies.

OUTLOOK

The trade war will continue to dictate sentiment in the near-term, and there is a possibility of a relief rally on any kind of resolution, hence our decision to narrow some of our underweight to China toward the period-end. We remain cautious on China as there still is no sign of any major stimulus; economic weakness may continue for longer and valuations particularly in the local A share market look a little stretched. Hong Kong-listed China shares are more reasonably priced. We remain overweight to India and Taiwan as we are comfortable with the structural-growth opportunities and high return on capital available in India, while Taiwanese companies provide a good combination of strong balance sheets and cash flow at reasonable prices. For the region as a whole, corporate earnings growth remains lackluster so we are still slightly cautious until we see stronger earnings revisions. A trade deal could help this as it will give more certainty for companies to invest, and we suspect it also will boost consumer sentiment. Longer-term, the case for Asia remains very positive given its economic growth and valuations at an attractive discount to developed-market equities.

2	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	HDFC Bank Ltd	1.14%	Brilliance China Automotive Holdings Ltd	-0.97%
	Housing Development Finance Corp Ltd	0.68%	Samsonite International SA	-0.95%
	E.Sun Financial Holding Co Ltd	0.59%	Baidu Inc (ADR)	-0.56%
	Advantech Co Ltd	0.58%	Catcher Technology Co Ltd	-0.50%
	Ping An Insurance Group Co of China Ltd	0.45%	BOC Hong Kong Holdings Ltd	-0.41%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Financials	3.52%	33.24%	23.97%
	Health Care	0.76%	0.00%	2.92%
	Industrials	0.68%	2.72%	6.90%
	Materials	0.54%	0.00%	4.63%
	Information Technology	0.49%	21.29%	16.78%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.31%	14.57%	12.91%
	Real Estate	-0.25%	4.89%	6.27%
	Utilities	-0.13%	0.00%	3.33%
	Communication Services	0.08%	5.18%	12.61%
	Consumer Staples	0.16%	13.25%	5.05%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Tencent Holdings Ltd
Interactive Media & Services	5.3%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	5.1%
AIA Group Ltd
Insurance	5.0%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	5.0%
HDFC Bank Ltd
Banks	4.7%
25.1%

Asset Allocation - (% of Net Assets)
Common Stocks	91.3%
Investment Companies	4.9%
Preferred Stocks	4.3%
Other	(0.5)%
100.0%

Emerging markets comprised 76.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.95%	5.96%	4.08%	2.08%	1.51%
Class A Shares at MOP	-6.66%	4.71%	3.33%
Class C Shares at NAV	-1.45%	5.24%	3.37%	2.79%	2.22%
Class C Shares at CDSC	-2.36%	5.24%	3.37%
Class D Shares(1)	-0.78%	6.16%	4.25%	1.72%	1.29%
Class I Shares	-0.68%	6.29%	4.39%	1.44%	1.16%
Class N Shares	-0.68%	5.88%	3.83%	1.75%	1.13%
Class S Shares	-0.81%	5.99%	4.06%	2.36%	1.63%
Class T Shares	-0.66%	6.15%	4.23%	1.81%	1.38%
MSCI All Country Asia ex-Japan Index	-3.44%	4.23%	3.38%
MSCI All Country Asia-Pacific ex-Japan Index	-1.77%	4.07%	3.46%
Morningstar Quartile - Class I Shares	3rd	1st	2nd
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	57/89	14/78	18/68

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Asia Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on January 26, 2018. Performance shown for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 29, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$983.00	$7.51	$1,000.00	$1,017.50	$7.64	1.51%
Class C Shares	$1,000.00	$980.80	$9.73	$1,000.00	$1,015.24	$9.90	1.96%
Class D Shares	$1,000.00	$983.20	$6.76	$1,000.00	$1,018.25	$6.88	1.36%
Class I Shares	$1,000.00	$984.10	$6.12	$1,000.00	$1,018.90	$6.23	1.23%
Class N Shares	$1,000.00	$984.10	$5.97	$1,000.00	$1,019.05	$6.07	1.20%
Class S Shares	$1,000.00	$983.90	$6.07	$1,000.00	$1,018.95	$6.17	1.22%
Class T Shares	$1,000.00	$983.00	$7.16	$1,000.00	$1,017.85	$7.28	1.44%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 91.3%
Banks – 13.5%
Bank Central Asia Tbk PT	224,500	$480,167
Bank Rakyat Indonesia Persero Tbk PT	2,001,300	581,068
E.Sun Financial Holding Co Ltd	657,374	556,007
HDFC Bank Ltd	67,567	1,170,387
Oversea-Chinese Banking Corp Ltd	67,400	529,718
		3,317,347
Beverages – 5.0%
Jiangsu Yanghe Brewery Joint-Stock Co Ltd	23,971	349,192
Treasury Wine Estates Ltd	71,558	896,696
		1,245,888
Diversified Financial Services – 6.4%
Ayala Corp	58,150	992,736
Bajaj Holdings & Investment Ltd	11,376	576,857
		1,569,593
Food Products – 5.4%
Uni-President Enterprises Corp	385,000	926,779
Vietnam Dairy Products JSC	72,854	407,292
		1,334,071
Hotels, Restaurants & Leisure – 2.3%
Sands China Ltd	122,800	556,223
Household Durables – 9.4%
Midea Group Co Ltd	68,778	492,283
Nien Made Enterprise Co Ltd	55,000	480,740
Techtronic Industries Co Ltd	98,000	682,092
Woongjin Coway Co Ltd	9,313	658,762
		2,313,877
Information Technology Services – 5.5%
Infosys Ltd	62,956	715,772
Tata Consultancy Services Ltd	21,447	635,378
		1,351,150
Insurance – 8.5%
AIA Group Ltd	129,800	1,226,372
Ping An Insurance Group Co of China Ltd	76,000	873,212
		2,099,584
Interactive Media & Services – 5.3%
Tencent Holdings Ltd	31,300	1,318,693
Internet & Direct Marketing Retail – 5.1%
Alibaba Group Holding Ltd (ADR)*	7,538	1,260,580
Personal Products – 3.6%
Colgate-Palmolive India Ltd	14,000	297,134
LG Household & Health Care Ltd	538	587,931
		885,065
Real Estate Management & Development – 5.1%
City Developments Ltd	78,200	555,742
Land & Houses PCL (REG)	2,206,000	692,531
		1,248,273
Semiconductor & Semiconductor Equipment – 5.0%
Taiwan Semiconductor Manufacturing Co Ltd	140,000	1,226,124
Technology Hardware, Storage & Peripherals – 5.4%
Advantech Co Ltd	88,797	780,900
Catcher Technology Co Ltd	49,000	369,400
Samsung Electronics Co Ltd	4,466	183,158
		1,333,458
Textiles, Apparel & Luxury Goods – 1.2%
Samsonite International SA (144A)	138,600	293,558
Thrifts & Mortgage Finance – 4.6%
Housing Development Finance Corp Ltd	40,770	1,137,494
Total Common Stocks (cost $19,848,833)		22,490,978

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2019

Shares		Value
Preferred Stocks – 4.3%
Technology Hardware, Storage & Peripherals – 4.3%
Samsung Electronics Co Ltd (cost $920,237)	32,056	$1,058,706
Investment Companies – 4.9%
Money Markets – 4.9%
Fidelity Investments Money Market Treasury Portfolio, 1.8200%ºº (cost $1,213,782)	1,213,782	1,213,782
Total Investments (total cost $21,982,852) – 100.5%		24,763,466
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(123,672)
Net Assets – 100%		$24,639,794

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
India	$4,533,022	18.3%
Taiwan	4,339,950	17.5
China	4,293,960	17.3
Hong Kong	2,758,245	11.1
South Korea	2,488,557	10.1
United States	1,213,782	4.9
Singapore	1,085,460	4.4
Indonesia	1,061,235	4.3
Philippines	992,736	4.0
Australia	896,696	3.6
Thailand	692,531	2.8
Vietnam	407,292	1.7

Total	$24,763,466	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Asia Equity Fund

Notes to Schedule of Investments and Other Information

MSCI All Country Asia ex-Japan IndexSM	MSCI All Country Asia ex-Japan IndexSM reflects the equity market performance of Asia, excluding Japan.
MSCI All Country Asia-Pacific ex-Japan IndexSM	The MSCI All Country Asia-Pacific ex-Japan IndexSM reflects the performance of large and mid-cap companies in developed and emerging markets in the Asia Pacific region, excluding Japan.

ADR	American Depositary Receipt
PCL	Public Company Limited
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $293,558, which represents 1.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$2,761,340	$556,007	$-
Beverages	896,696	349,192	-
Food Products	407,292	926,779	-
Household Durables	1,340,854	973,023	-
Real Estate Management & Development	555,742	692,531	-
Semiconductor & Semiconductor Equipment	-	1,226,124	-
Technology Hardware, Storage & Peripherals	183,158	1,150,300	-
All Other	10,471,940	-	-
Preferred Stocks	-	1,058,706	-
Investment Companies	1,213,782	-	-
Total Assets	$17,830,804	$6,932,662	$-

10	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$24,763,466
Cash denominated in foreign currency(2)	1,992
Non-interested Trustees' deferred compensation	637
Receivables:
Investments sold	205,249
Dividends	61,715
Fund shares sold	3,568
Foreign tax reclaims	1,069
Other assets	2,458
Total Assets	25,040,154
Liabilities:
Payables:	—
Investments purchased	154,610
Foreign tax liability	141,074
Professional fees	43,075
Fund shares repurchased	19,699
Non-affiliated fund administration fees payable	14,431
Advisory fees	8,754
Custodian fees	4,490
Transfer agent fees and expenses	3,707
12b-1 Distribution and shareholder servicing fees	709
Non-interested Trustees' deferred compensation fees	637
Non-interested Trustees' fees and expenses	158
Affiliated fund administration fees payable	51
Accrued expenses and other payables	8,965
Total Liabilities	400,360
Net Assets	$24,639,794

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$22,862,450
Total distributable earnings (loss)(3)	1,777,344
Total Net Assets	$24,639,794
Net Assets - Class A Shares	$822,497
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,184
Net Asset Value Per Share(4)	$10.39
Maximum Offering Price Per Share(5)	$11.02
Net Assets - Class C Shares	$535,491
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,368
Net Asset Value Per Share(4)	$10.23
Net Assets - Class D Shares	$11,198,373
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,063,595
Net Asset Value Per Share	$10.53
Net Assets - Class I Shares	$1,406,029
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	133,366
Net Asset Value Per Share	$10.54
Net Assets - Class N Shares	$8,886,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	844,438
Net Asset Value Per Share	$10.52
Net Assets - Class S Shares	$481,010
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,216
Net Asset Value Per Share	$10.41
Net Assets - Class T Shares	$1,309,963
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	125,834
Net Asset Value Per Share	$10.41

(1) Includes cost of $21,982,852.

(2) Includes cost of $1,992.

(3) Includes $141,074 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$590,725
Interest	4,469
Foreign tax withheld	(55,961)
Total Investment Income	539,233
Expenses:
Advisory fees	233,033
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,963
Class C Shares	5,997
Class S Shares	243
Transfer agent administrative fees and expenses:
Class D Shares	13,892
Class S Shares	1,167
Class T Shares	3,025
Transfer agent networking and omnibus fees:
Class A Shares	529
Class C Shares	684
Class I Shares	351
Other transfer agent fees and expenses:
Class A Shares	218
Class C Shares	159
Class D Shares	6,485
Class I Shares	258
Class N Shares	1,167
Class S Shares	70
Class T Shares	185
Registration fees	108,368
Professional fees	72,779
Non-affiliated fund administration fees	66,928
Custodian fees	14,566
Shareholder reports expense	10,767
Non-interested Trustees’ fees and expenses	643
Affiliated fund administration fees	566
Other expenses	4,894
Total Expenses	548,937
Less: Excess Expense Reimbursement and Waivers	(235,396)
Net Expenses	313,541
Net Investment Income/(Loss)	225,692
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	(1,041,868)
Total Net Realized Gain/(Loss) on Investments	(1,041,868)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	500,895
Total Change in Unrealized Net Appreciation/Depreciation	500,895
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(315,281)

(1) Includes realized foreign capital gains tax on investments of $(3,910). (2) Includes change in unrealized appreciation/depreciation of $(45,383) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Asia Equity Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018(1)

Operations:
Net investment income/(loss)	$225,692	$231,650
Net realized gain/(loss) on investments	(1,041,868)	2,156,515
Change in unrealized net appreciation/depreciation	500,895	(949,637)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(315,281)	1,438,528
Dividends and Distributions to Shareholders
Class A Shares	(63,549)	(27,500)
Class C Shares	(85,343)	(26,838)
Class D Shares	(916,560)	(653,620)
Class I Shares	(97,500)	(337,205)
Class N Shares	(632,223)	—
Class S Shares	(37,204)	(12,848)
Class T Shares	(67,544)	(80,293)
Net Decrease from Dividends and Distributions to Shareholders	(1,899,923)	(1,138,304)
Capital Share Transactions:
Class A Shares	89,862	484,453
Class C Shares	(566,502)	315,110
Class D Shares	(824,350)	(8,674,983)
Class I Shares	471,095	(12,337,210)
Class N Shares	1,119,910	9,035,795
Class S Shares	37,204	12,848
Class T Shares	332,850	(1,925,915)
Net Increase/(Decrease) from Capital Share Transactions	660,069	(13,089,902)
Net Increase/(Decrease) in Net Assets	(1,555,135)	(12,789,678)
Net Assets:
Beginning of period	26,194,929	38,984,607
End of period	$24,639,794	$26,194,929

(1) Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.42	$11.45	$9.42	$8.31	$9.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.07	0.02	0.05	0.01
Net realized and unrealized gain/(loss)	(0.27)	0.22	2.12	1.44	(0.95)
Total from Investment Operations	(0.17)	0.29	2.14	1.49	(0.94)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.05)	(0.11)	—	(0.17)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.86)	(0.32)	(0.11)	(0.38)	(0.54)
Net Asset Value, End of Period	$10.39	$11.42	$11.45	$9.42	$8.31
Total Return*	(0.69)%	2.48%	23.10%	18.58%	(10.07)%
Net Assets, End of Period (in thousands)	$822	$816	$366	$253	$348
Average Net Assets for the Period (in thousands)	$822	$954	$293	$333	$400
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.72%	2.08%	2.49%	3.51%	2.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.49%	1.53%	1.63%	1.56%	1.61%
Ratio of Net Investment Income/(Loss)	0.95%	0.60%	0.17%	0.64%	0.07%
Portfolio Turnover Rate	34%	41%	120%	59%	152%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.30	$11.36	$9.34	$8.29	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.01)	(0.04)	0.01	(0.03)
Net realized and unrealized gain/(loss)	(0.20)	0.22	2.10	1.42	(0.98)
Total from Investment Operations	(0.23)	0.21	2.06	1.43	(1.01)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.04)	—	(0.05)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.84)	(0.27)	(0.04)	(0.38)	(0.42)
Net Asset Value, End of Period	$10.23	$11.30	$11.36	$9.34	$8.29
Total Return*	(1.28)%	1.80%	22.17%	17.87%	(10.81)%
Net Assets, End of Period (in thousands)	$535	$1,244	$957	$413	$360
Average Net Assets for the Period (in thousands)	$746	$1,233	$519	$381	$373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.35%	2.78%	3.09%	4.23%	3.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.07%	2.25%	2.33%	2.25%	2.30%
Ratio of Net Investment Income/(Loss)	(0.28)%	(0.04)%	(0.42)%	0.10%	(0.31)%
Portfolio Turnover Rate	34%	41%	120%	59%	152%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.54	$11.56	$9.49	$8.35	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.07	0.07	0.08	0.07
Net realized and unrealized gain/(loss)	(0.23)	0.23	2.11	1.45	(1.00)
Total from Investment Operations	(0.14)	0.30	2.18	1.53	(0.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.05)	(0.11)	(0.01)	(0.19)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.87)	(0.32)	(0.11)	(0.39)	(0.56)
Net Asset Value, End of Period	$10.53	$11.54	$11.56	$9.49	$8.35
Total Return*	(0.44)%	2.57%	23.30%	18.95%	(9.99)%
Net Assets, End of Period (in thousands)	$11,198	$13,089	$21,577	$5,314	$5,640
Average Net Assets for the Period (in thousands)	$11,599	$21,221	$11,542	$5,013	$6,632
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.29%	1.72%	2.19%	3.38%	2.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.33%	1.44%	1.36%	1.42%
Ratio of Net Investment Income/(Loss)	0.88%	0.55%	0.67%	0.89%	0.67%
Portfolio Turnover Rate	34%	41%	120%	59%	152%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.45	$11.56	$9.51	$8.37	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	(0.03)	0.11	0.10	0.06
Net realized and unrealized gain/(loss)	(0.17)	0.26	2.07	1.44	(0.98)
Total from Investment Operations	(0.04)	0.23	2.18	1.54	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.07)	(0.13)	(0.02)	(0.19)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.87)	(0.34)	(0.13)	(0.40)	(0.56)
Net Asset Value, End of Period	$10.54	$11.45	$11.56	$9.51	$8.37
Total Return*	0.45%	1.90%	23.39%	19.09%	(9.79)%
Net Assets, End of Period (in thousands)	$1,406	$1,029	$12,675	$2,665	$2,470
Average Net Assets for the Period (in thousands)	$1,208	$5,848	$7,408	$2,528	$3,017
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.32%	1.44%	2.00%	3.19%	2.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.26%	1.32%	1.21%	1.27%
Ratio of Net Investment Income/(Loss)	1.28%	(0.25)%	1.01%	1.14%	0.57%
Portfolio Turnover Rate	34%	41%	120%	59%	152%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018(1)
Net Asset Value, Beginning of Period	$11.56	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.16
Net realized and unrealized gain/(loss)	(0.26)	(1.33)(3)
Total from Investment Operations	(0.15)	(1.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—
Distributions (from capital gains)	(0.84)	—
Total Dividends and Distributions	(0.89)	—
Net Asset Value, End of Period	$10.52	$11.56
Total Return*	(0.51)%	(9.19)%
Net Assets, End of Period (in thousands)	$8,886	$8,501
Average Net Assets for the Period (in thousands)	$7,989	$7,978
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.05%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.13%
Ratio of Net Investment Income/(Loss)	1.08%	1.96%
Portfolio Turnover Rate	34%	41%

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.45	$11.48	$9.43	$8.32	$9.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.06	0.01	0.07	0.07
Net realized and unrealized gain/(loss)	(0.25)	0.22	2.14	1.42	(1.00)
Total from Investment Operations	(0.16)	0.28	2.15	1.49	(0.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.10)	—	(0.17)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.88)	(0.31)	(0.10)	(0.38)	(0.54)
Net Asset Value, End of Period	$10.41	$11.45	$11.48	$9.43	$8.32
Total Return*	(0.55)%	2.37%	23.07%	18.56%	(9.97)%
Net Assets, End of Period (in thousands)	$481	$484	$472	$368	$310
Average Net Assets for the Period (in thousands)	$467	$501	$413	$329	$390
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.98%	2.36%	2.64%	3.67%	3.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.58%	1.66%	1.56%	1.48%
Ratio of Net Investment Income/(Loss)	0.91%	0.52%	0.15%	0.83%	0.71%
Portfolio Turnover Rate	34%	41%	120%	59%	152%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Asia Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.37	$11.42	$9.36	$8.25	$9.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.06	0.06	0.04	0.04
Net realized and unrealized gain/(loss)	(0.21)	0.20	2.08	1.46	(0.96)
Total from Investment Operations	(0.11)	0.26	2.14	1.50	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.04)	(0.08)	(0.01)	(0.27)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.85)	(0.31)	(0.08)	(0.39)	(0.64)
Net Asset Value, End of Period	$10.41	$11.37	$11.42	$9.36	$8.25
Total Return*	(0.14)%	2.27%	23.18%	18.88%	(9.98)%
Net Assets, End of Period (in thousands)	$1,310	$1,032	$2,937	$230	$306
Average Net Assets for the Period (in thousands)	$1,210	$2,799	$756	$332	$566
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%	1.81%	2.14%	3.41%	2.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.41%	1.55%	1.44%	1.39%
Ratio of Net Investment Income/(Loss)	0.98%	0.54%	0.55%	0.47%	0.46%
Portfolio Turnover Rate	34%	41%	120%	59%	152%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Asia Equity Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	19

Janus Henderson Asia Equity Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

20	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

22	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.92%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country Asia ex-Japan Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-

Janus Investment Fund	23

Janus Henderson Asia Equity Fund

Notes to Financial Statements

month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.97%.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.11% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of

24	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements

prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $1,503.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $197.

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	96	35
Class S Shares	96	2
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

26	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 204,972	$ -	$ (1,036,305)	$ -	$ -	$ (1,379)	$ 2,610,056

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (774,404)	$ (261,901)	$ (1,036,305)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 22,012,336	$ 3,494,193	$ (743,063)	$ 2,751,130

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 475,669	$ 1,424,254	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 614,580	$ 523,724	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (20,791)	$ 20,791

28	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	38,021	$ 393,823	88,209	$ 1,064,767
Reinvested dividends and distributions	6,736	63,182	2,333	27,500
Shares repurchased	(37,040)	(367,143)	(51,015)	(607,814)
Net Increase/(Decrease)	7,717	$ 89,862	39,527	$ 484,453
Class C Shares:
Shares sold	10,176	$ 101,691	29,714	$ 358,544
Reinvested dividends and distributions	9,206	85,343	2,288	26,838
Shares repurchased	(77,092)	(753,536)	(6,159)	(70,272)
Net Increase/(Decrease)	(57,710)	$ (566,502)	25,843	$ 315,110
Class D Shares:
Shares sold	153,680	$1,601,409	824,634	$ 10,061,423
Reinvested dividends and distributions	94,663	898,352	54,013	643,296
Shares repurchased	(319,202)	(3,324,111)	(1,611,063)	(19,379,702)
Net Increase/(Decrease)	(70,859)	$ (824,350)	(732,416)	$ (8,674,983)
Class I Shares:
Shares sold	100,625	$1,063,486	103,861	$ 1,247,856
Reinvested dividends and distributions	10,263	97,500	28,337	337,205
Shares repurchased	(67,386)	(689,891)	(1,138,895)	(13,922,271)
Net Increase/(Decrease)	43,502	$ 471,095	(1,006,697)	$(12,337,210)
Class N Shares:
Shares sold	159,659	$1,706,729	802,257	$ 9,826,191
Reinvested dividends and distributions	66,690	632,223	-	-
Shares repurchased	(117,517)	(1,219,042)	(66,651)	(790,396)
Net Increase/(Decrease)	108,832	$1,119,910	735,606	$ 9,035,795
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	3,966	37,204	1,086	12,848
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,966	$ 37,204	1,086	$ 12,848
Class T Shares:
Shares sold	102,159	$1,026,567	109,999	$ 1,329,447
Reinvested dividends and distributions	6,744	63,330	6,689	78,728
Shares repurchased	(73,842)	(757,047)	(283,108)	(3,334,090)
Net Increase/(Decrease)	35,061	$ 332,850	(166,420)	$ (1,925,915)
(1)	Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 7,895,575	$ 9,718,121	$ -	$ -

Janus Investment Fund	29

Janus Henderson Asia Equity Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Asia Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Asia Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Asia Equity Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$1,424,254
Foreign Taxes Paid	$55,961
Foreign Source Income	$503,147
Qualified Dividend Income Percentage	100%

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Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

52	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	53

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

54	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

Janus Investment Fund	55

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

56	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	57

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Gillan 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Asia Equity Fund	6/17-Present	Head of Asia (ex-Japan) Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Senior Investment Manager at Aberdeen Asset Management (2001-2013).
Mervyn Koh 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Henderson Asia Equity Fund	6/17-Present

Portfolio Manager on the Asia Equity strategy of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Vice President of Emerging Markets Group of Franklin Templeton Investments (2010-2015).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	SEPTEMBER 30, 2019

Janus Henderson Asia Equity Fund

Notes

NotesPage1

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93036 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Balanced Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Balanced Fund

Janus Henderson Balanced Fund (unaudited)

FUND SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

Janus Henderson Balanced Fund’s Class I Shares returned 8.02% for the 12-month period ended September 30, 2019. That compares with 4.25% for the Fund’s primary benchmark, the S&P 500® Index, and 10.30% for the Fund’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.41%.

INVESTMENT ENVIRONMENT

The period began with a sense of nervousness as investors navigated myriad economic and political concerns. Fears of slowing global economic growth, U.S.-China trade relations, a potential policy misstep by the Federal Reserve (Fed) and the risk of a disorderly “Brexit” all played a role in heightened market volatility. Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The recovery was driven in large part by the Fed, which pivoted its monetary policy, pausing rate hikes and indicating it would be more accommodative to sustain economic growth. Despite a resilient U.S. economy and continued consumer strength, the Fed responded to weaker manufacturing data and risks of slowing global growth with two interest rate cuts later in the period. Treasury yields fell significantly over the period, and equity sectors tied to rates, such as utilities and real estate, performed best. Stocks tied to global trade and the strong U.S. dollar, such as energy, generally struggled. Many health care stocks also performed poorly as the 2020 U.S. presidential election and rhetoric around Medicare for All policies generated uncertainty.

Despite an early-period sell-off and a few bouts of volatility, corporate credit performed well. Falling rates, persistently strong corporate earnings and a positive technical backdrop from limited new issuance supported the asset class. High yield was hit harder by intra-period volatility and underperformed investment grade. The U.S. Treasury yield curve flattened and became partially inverted for much of the period. The yield on the 10-year Treasury note ended September at 1.66%, down from 3.06% one year ago.

PERFORMANCE DISCUSSION

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, outperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The Fund outperformed its primary benchmark, the S&P 500 Index, but underperformed its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Our equity-to-fixed income allocation ended the period approximately 63% equities, 37% fixed income and a small position in cash, compared with roughly 61% equities, 39% fixed income and the remainder in cash as of September 30, 2018. The equity allocation may vary based on market conditions, and our positioning reflects our belief that equities offered greater risk-adjusted opportunities versus fixed income throughout the period. While we are cognizant of the many potential headwinds, we remain focused on companies that are focused on innovation, which we believe are less susceptible to macro headwinds and can grow despite these scenarios. Going forward, the equity weighting will continue to be dynamic, based on market conditions and the investment opportunities our teams identify across asset classes.

The Fund’s equity sleeve outperformed the S&P 500 Index. Outperformance was led by strong stock selection in the information technology and consumer discretionary sectors. An underweight to the poor-performing energy sector also aided results.

Microsoft led absolute contributors. The company’s Azure cloud platform and subscription-based Office 365 Suite continue to grow, and the demand outlook for these

Janus Investment Fund	1

Janus Henderson Balanced Fund (unaudited)

products remains robust. Microsoft’s consistent revenue growth is commendable for a company its size and we admire the consistency with which it returns capital to shareholders.

Mastercard was another top contributor on an absolute basis. The company is growing faster than its competition and benefiting from smart acquisitions and its fixed-cost business model, which is resulting in high incremental margins. Payments companies continue to benefit as credit cards and electronic payments grow in popularity among consumers and businesses, and we believe Mastercard is particularly well positioned given the majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

Other positions detracted for the period. At the sector level, our lack of exposure to the strong-performing utilities sector, which tends to not meet our earnings growth requirements, held back relative performance. Stock selection in the consumer staples sector also weighed on results.

Altria Group was the largest individual detractor. The stock fell as vaporizing-related illnesses made headlines throughout the period, and certain states introduced legislation to prohibit sales of flavored e-cigarettes. While its investment in vaporizer company Juul has been disappointing, we believe the cost of that investment is already reflected in Altria’s financials, and management recently reiterated forward-looking earnings growth guidance. Also, the decline in cigarette volumes has stabilized and Altria has been able to raise prices on its tobacco products. We believe the company can achieve modest growth in the dividend.

Managed health care company UnitedHealth Group was another detractor. Rhetoric around Medicare for All policies pressured the HMO industry during the period. We continue to have a strong opinion of UnitedHealth’s fundamentals and its future growth prospects.

The Fund’s fixed income sleeve underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The sleeve’s out-of-index allocation to high-yield corporate credit generated positive performance, but it led relative detractors given the asset class underperformed many index constituents. High-yield positions in exploration and production company Range Resources and miner Freeport McMoRan were among corporate detractors on a relative basis. Shorter-dated securities generally underperformed during the period, and while we significantly reduced our floating rate exposure early on, the lack of duration (a measure of a bond price’s sensitivity to changes in interest rates) in many of our front-end and floating-rate positions in securitized credit and bank loans still detracted from relative performance.

These detractors were partially offset by our positioning in Treasuries and investment-grade corporate bonds. The shift by the Fed and other developed world central banks toward more accommodative policy has fostered an environment in which both Treasuries and credit can perform well. As a result, we maintained our overweight allocation to corporate credit and continued adding exposure over the period. While we reduced our Treasury exposure, we remained biased to longer-dated Treasuries, which was particularly accretive in the latter half of the period as rates rallied and the curve flattened. Security selection and our ability to harvest more income than the index proved beneficial in investment-grade corporates, the strongest-performing benchmark sector. At the individual issuer level, our position in AT&T was a top contributor. We were comfortable taking a longer-duration position in the name given the defensive nature of the industry, which aided results as long-dated credit outperformed.

OUTLOOK

Despite macroeconomic concerns around slowing economic growth, Fed policy and political uncertainty, the attractive backdrop for U.S. equities remains intact. Low interest rates are supportive for growing companies that are investing in expansion, the type of companies that we would expect to take market share in a slow-growth economy. The strength of the consumer is another bright spot; consumer spending has shown no signs of abating, and unemployment remains at low levels. Further, equity valuations appear reasonable, and dividend yields are attractive compared to fixed income yields – in both Treasuries and corporate credit.

In the equity sleeve, we will continue our bottom-up focus on companies we believe have sound fundamentals and strong growth prospects. We particularly like those that are actively making investments that should drive shareholder value over time. This includes companies that are disruptors in their sectors and/or benefiting from attractive secular tailwinds, companies we believe will face less adverse impact from macroeconomic challenges.

Within the fixed income sleeve, we are mindful that fourth quarters tend to come with volatility, and we intend to

2	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund (unaudited)

utilize our Treasuries allocation to help mitigate negative impact to the portfolio overall. However, we are still identifying opportunities in corporate credit and remain focused on finding stable sources of yield. We continue to look to agency mortgage-backed securities and securitized credit tied to the strength of the consumer as a means to help diversify the portfolio. Across asset classes, both thorough vetting of opportunities and security avoidance remain critical as we strive to deliver on our core tenets of capital preservation and strong risk-adjusted returns.

Thank you for investing in Janus Henderson Balanced Fund.

Janus Investment Fund	3

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.25%	Altria Group Inc	-0.82%
	Mastercard Inc	0.92%	Allergan PLC	-0.49%
	McDonald's Corp	0.82%	UnitedHealth Group Inc	-0.29%
	Costco Wholesale Corp	0.63%	EOG Resources Inc	-0.25%
	Comcast Corp	0.59%	Activision Blizzard Inc	-0.23%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.58%	23.61%	21.00%
	Consumer Discretionary	1.36%	12.33%	10.09%
	Financials	0.90%	12.83%	13.22%
	Energy	0.71%	2.25%	5.24%
	Health Care	0.55%	12.14%	14.55%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	-0.66%	0.00%	3.27%
	Consumer Staples	-0.61%	10.70%	7.32%
	Materials	-0.29%	2.14%	2.66%
	Industrials	-0.20%	12.89%	9.40%
	Other**	-0.12%	1.27%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.9%
Mastercard Inc
Information Technology Services	2.9%
Alphabet Inc - Class C
Interactive Media & Services	2.3%
Boeing Co
Aerospace & Defense	2.2%
Apple Inc
Technology Hardware, Storage & Peripherals	2.1%
13.4%

Asset Allocation - (% of Net Assets)
Common Stocks	62.8%
Corporate Bonds	19.2%
Mortgage-Backed Securities	9.7%
United States Treasury Notes/Bonds	4.7%
Investment Companies	3.0%
Asset-Backed/Commercial Mortgage-Backed Securities	2.7%
Preferred Stocks	0.1%
Other	(2.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

Janus Investment Fund	5

Janus Henderson Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	7.70%	8.29%	9.05%	9.69%	0.95%
Class A Shares at MOP	1.50%	7.01%	8.40%	9.45%
Class C Shares at NAV	6.98%	7.56%	8.28%	9.01%	1.64%
Class C Shares at CDSC	5.98%	7.56%	8.28%	9.01%
Class D Shares(1)	7.95%	8.53%	9.28%	9.79%	0.71%
Class I Shares	8.02%	8.60%	9.36%	9.75%	0.64%
Class N Shares	8.07%	8.68%	9.17%	9.75%	0.57%
Class R Shares	7.29%	7.88%	8.62%	9.30%	1.32%
Class S Shares	7.56%	8.14%	8.90%	9.53%	1.07%
Class T Shares	7.85%	8.42%	9.17%	9.75%	0.82%
S&P 500 Index	4.25%	10.84%	13.24%	9.71%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.38%	3.75%	5.41%
Balanced Index	7.41%	7.63%	9.11%	8.05%
Morningstar Quartile - Class T Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	47/724	20/660	78/541	13/183

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

6	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,069.40	$4.77	$1,000.00	$1,020.46	$4.66	0.92%
Class C Shares	$1,000.00	$1,065.80	$8.34	$1,000.00	$1,017.00	$8.14	1.61%
Class D Shares	$1,000.00	$1,070.50	$3.69	$1,000.00	$1,021.51	$3.60	0.71%
Class I Shares	$1,000.00	$1,070.90	$3.37	$1,000.00	$1,021.81	$3.29	0.65%
Class N Shares	$1,000.00	$1,071.00	$2.96	$1,000.00	$1,022.21	$2.89	0.57%
Class R Shares	$1,000.00	$1,067.20	$6.84	$1,000.00	$1,018.45	$6.68	1.32%
Class S Shares	$1,000.00	$1,068.60	$5.55	$1,000.00	$1,019.70	$5.42	1.07%
Class T Shares	$1,000.00	$1,070.10	$4.26	$1,000.00	$1,020.96	$4.15	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.7%
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	$3,060,279	$3,119,789
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	9,328,000	9,537,709
Applebee's Funding LLC / IHOP Funding LLC, 4.7230%, 6/7/49 (144A)	5,698,000	5,872,595
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	3,684,488	3,748,502
BAMLL Commercial Mortgage Securities Trust 2018-DSNY,
ICE LIBOR USD 1 Month + 0.8500%, 2.8775%, 9/15/34 (144A)‡	6,871,000	6,856,735
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.7495%, 3/15/37 (144A)‡	19,034,000	18,987,874
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	9,288,000	10,438,081
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 2.7775%, 11/15/33 (144A)‡	16,208,369	16,208,505
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,190,000	4,489,213
Chase Home Lending Mortgage Trust 2019-ATR2,
ICE LIBOR USD 1 Month + 0.9000%, 2.9184%, 7/25/49 (144A)‡	2,967,793	2,955,214
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 4.1684%, 9/25/31 (144A)‡	11,629,488	11,683,544
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 4.1184%, 6/25/39 (144A)‡	4,412,000	4,425,627
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 4.0184%, 7/25/39 (144A)‡	2,267,199	2,272,543
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	4,276,000	4,411,594
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	7,499,205	7,713,044
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	3,014,445	3,135,212
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	5,988,990	6,323,936
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	2,058,980	2,055,423
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	12,613,338	13,146,294
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	2,290,013	2,414,349
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	12,150,000	12,564,930
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	10,594,000	10,981,973
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	5,339,000	5,424,983
Drive Auto Receivables Trust 2019-1, 4.0900%, 6/15/26	2,488,000	2,568,091
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.0184%, 7/25/24‡	10,214,882	10,720,653
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 1.1500%, 3.1684%, 9/25/29‡	1,004,113	1,005,635
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.9500%, 2.9684%, 10/25/29‡	869,771	871,046
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.6000%, 2.6184%, 7/25/30‡	3,350,688	3,349,349
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.7200%, 2.7384%, 1/25/31‡	601,478	601,526
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 4.0184%, 3/25/31‡	14,590,374	14,642,834
Fannie Mae Connecticut Avenue Securities 2017-C06,
ICE LIBOR USD 1 Month + 0.7500%, 2.7684%, 2/25/30‡	421,981	421,997
Fannie Mae Connecticut Avenue Securities 2018-C04,
ICE LIBOR USD 1 Month + 0.7500%, 2.7684%, 2/25/30‡	899,214	899,220
Fannie Mae Pool, 3.0000%, 10/1/49	16,021,167	16,268,645
Fannie Mae REMICS, 3.0000%, 5/25/48	19,245,281	19,564,817
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.3500%, 3.3684%, 3/25/29‡	1,520,003	1,526,512
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.2000%, 3.2184%, 7/25/29‡	2,693,581	2,699,621
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7500%, 2.7684%, 3/25/30‡	350,125	350,068
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.8000%, 3.8184%, 7/25/30‡	8,730,971	8,732,774
Ginnie Mae II Pool, 3.5000%, 5/20/49	16,887,672	17,259,181
Ginnie Mae II Pool, 3.5000%, 6/20/49	7,077,034	7,232,721
Jack in the Box Funding, LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	11,400,203	11,909,951

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Jack in the Box Funding, LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	$12,757,429	$13,015,879
Jack in the Box Funding, LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	11,394,792	11,637,365
JP Morgan Mortgage Trust,
ICE LIBOR USD 1 Month + 0.9000%, 2.9184%, 11/25/49 (144A)‡	2,591,771	2,591,749
JP Morgan Mortgage Trust,
ICE LIBOR USD 1 Month + 0.9000%, 2.9184%, 12/25/49 (144A)‡	5,326,910	5,315,261
JP Morgan Mortgage Trust 2019-7,
ICE LIBOR USD 1 Month + 0.9000%, 2.9248%, 2/25/50 (144A)‡	5,831,000	5,819,712
JP Morgan Mortgage Trust 2019-LTV2,
ICE LIBOR USD 1 Month + 0.9000%, 2.9184%, 12/25/49 (144A)‡	8,027,602	7,995,111
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 2.8684%, 11/25/51 (144A)‡	23,804,714	23,815,536
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	4,371,051	4,601,055
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	2,018,000	2,083,478
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,065,000	2,135,145
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	12,409,000	12,573,433
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	16,238,000	16,474,328
Sequoia Mortgage Trust 2018-7 A19, 4.0000%, 9/25/48 (144A)‡	2,986,862	3,026,656
Station Place Securitization Trust Series 2019-10, 2.9365%, 10/24/20	28,036,000	28,036,000
Station Place Securitization Trust Series 2019-4, 2.9365%, 6/24/20‡	27,000,000	27,019,645
Station Place Securitization Trust Series 2019-WL1,
ICE LIBOR USD 1 Month + 1.2000%, 3.2184%, 8/25/52 (144A)‡	2,634,000	2,636,169
Station Place Securitization Trust Series 2019-WL1,
ICE LIBOR USD 1 Month + 1.4000%, 3.4184%, 8/25/52 (144A)‡	4,785,000	4,788,935
Towd Point Asset Funding, LLC 2019-HE1 A1,
ICE LIBOR USD 1 Month + 0.9000%, 2.9184%, 4/25/48 (144A)‡	8,043,374	8,046,897
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2863%, 5/15/46‡	506,706	514,735
Wells Fargo Mortgage Backed Securities 2018-1, 3.5000%, 7/25/47 (144A)‡	2,759,543	2,789,109
Wendy's Funding LLC, 3.5730%, 3/15/48 (144A)	3,910,350	3,931,765
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	1,221,248	1,254,305
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $474,122,156)		479,494,578
Corporate Bonds – 19.2%
Banking – 2.4%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	49,524,000	52,745,194
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	12,114,000	13,190,599
Bank of America Corp, ICE LIBOR USD 3 Month + 1.2100%, 3.9740%, 2/7/30‡	16,343,000	17,891,571
Bank of Montreal, 3.3000%, 2/5/24	16,193,000	16,851,940
CIT Bank NA, SOFR + 1.7150%, 2.9690%, 9/27/25‡	5,964,000	5,971,455
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	60,879,000	65,148,766
Citizens Financial Group Inc, 3.7500%, 7/1/24	3,136,000	3,234,923
Citizens Financial Group Inc, 4.3500%, 8/1/25	2,232,000	2,387,751
Citizens Financial Group Inc, 4.3000%, 12/3/25	8,046,000	8,604,339
First Republic Bank/CA, 4.6250%, 2/13/47	5,833,000	6,711,129
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	29,483,000	31,908,428
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28‡	18,152,000	19,444,425
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	48,819,000	55,221,918
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.1600%, 3.7020%, 5/6/30‡	16,279,000	17,462,342
Morgan Stanley, 4.3500%, 9/8/26	14,728,000	15,967,055
Morgan Stanley, 3.9500%, 4/23/27	22,928,000	24,229,093
Morgan Stanley, ICE LIBOR USD 3 Month + 1.6280%, 4.4310%, 1/23/30‡	31,368,000	35,246,643
Synchrony Financial, 2.8500%, 7/25/22	1,973,000	1,990,391
Synchrony Financial, 4.3750%, 3/19/24	3,260,000	3,459,615
Synchrony Financial, 3.9500%, 12/1/27	13,735,000	14,082,735
Synchrony Financial, 5.1500%, 3/19/29	16,208,000	17,978,626
		429,728,938
Basic Industry – 1.4%
Allegheny Technologies Inc, 5.9500%, 1/15/21	11,882,000	12,141,919
CF Industries Inc, 4.5000%, 12/1/26 (144A)	5,333,000	5,818,902
Constellium NV, 5.7500%, 5/15/24 (144A)	15,446,000	15,870,765
Freeport-McMoRan Inc, 3.5500%, 3/1/22	47,767,000	47,886,417

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Freeport-McMoRan Inc, 3.8750%, 3/15/23	$15,990,000	$16,109,925
Freeport-McMoRan Inc, 5.0000%, 9/1/27	11,484,000	11,440,935
Freeport-McMoRan Inc, 5.2500%, 9/1/29	10,799,000	10,769,735
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	15,454,000	15,709,387
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	16,098,000	16,621,185
Novelis Corp, 5.8750%, 9/30/26 (144A)	24,429,000	25,619,914
Nutrien Ltd, 4.2000%, 4/1/29	2,962,000	3,261,528
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	8,092,000	8,549,095
Steel Dynamics Inc, 5.5000%, 10/1/24	14,966,000	15,359,606
WRKCo Inc, 3.7500%, 3/15/25	953,000	1,003,310
WRKCo Inc, 4.6500%, 3/15/26	5,765,000	6,328,614
WRKCo Inc, 3.3750%, 9/15/27	1,030,000	1,047,993
WRKCo Inc, 4.0000%, 3/15/28	3,464,000	3,690,040
WRKCo Inc, 4.9000%, 3/15/29	28,604,000	32,349,891
		249,579,161
Brokerage – 0.2%
Cboe Global Markets Inc, 3.6500%, 1/12/27	10,781,000	11,468,431
Raymond James Financial Inc, 5.6250%, 4/1/24	5,610,000	6,331,681
Raymond James Financial Inc, 4.9500%, 7/15/46	9,798,000	11,714,213
		29,514,325
Capital Goods – 0.9%
Arconic Inc, 5.4000%, 4/15/21	5,661,000	5,856,502
Ball Corp, 4.3750%, 12/15/20	7,499,000	7,652,804
Boeing Co, 2.2500%, 6/15/26	1,857,000	1,852,722
Boeing Co, 3.2500%, 3/1/28	2,295,000	2,412,890
Boeing Co, 3.2000%, 3/1/29	13,547,000	14,225,535
Boeing Co, 3.6000%, 5/1/34	19,174,000	20,802,019
Entegris Inc, 4.6250%, 2/10/26 (144A)	8,377,000	8,670,195
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	21,929,000	22,970,627
Wabtec Corp, 4.4000%, 3/15/24	12,942,000	13,784,933
Wabtec Corp, 3.4500%, 11/15/26	3,625,000	3,664,195
Wabtec Corp, 4.9500%, 9/15/28	56,563,000	62,421,449
		164,313,871
Communications – 3.1%
AT&T Inc, 3.6000%, 7/15/25	6,875,000	7,239,817
AT&T Inc, 4.3500%, 3/1/29	66,200,000	73,159,818
AT&T Inc, 5.2500%, 3/1/37	3,121,000	3,674,775
AT&T Inc, 4.8500%, 3/1/39	9,371,000	10,622,130
AT&T Inc, 4.7500%, 5/15/46	10,056,000	11,158,753
AT&T Inc, 5.1500%, 11/15/46	7,224,000	8,379,901
AT&T Inc, 4.5000%, 3/9/48	9,253,000	9,946,658
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	8,070,000	8,076,456
CenturyLink Inc, 6.4500%, 6/15/21	9,843,000	10,335,150
CenturyLink Inc, 5.8000%, 3/15/22	5,476,000	5,770,335
Charter Communications Operating LLC / Charter Communications Operating
Capital, 5.0500%, 3/30/29	52,948,000	59,250,111
Charter Communications Operating LLC / Charter Communications Operating
Capital, 6.4840%, 10/23/45	3,508,000	4,274,482
Charter Communications Operating LLC / Charter Communications Operating
Capital, 5.3750%, 5/1/47	2,807,000	3,054,555
Charter Communications Operating LLC / Charter Communications Operating
Capital, 5.7500%, 4/1/48	12,209,000	13,913,196
Comcast Corp, 3.1500%, 3/1/26	6,645,000	6,960,013
Comcast Corp, 4.1500%, 10/15/28	8,193,000	9,192,731
Comcast Corp, 4.2500%, 10/15/30	12,294,000	13,993,132
Comcast Corp, 4.6000%, 10/15/38	7,205,000	8,633,499
Comcast Corp, 4.9500%, 10/15/58	7,419,000	9,518,314
Crown Castle International Corp, 3.6500%, 9/1/27	7,252,000	7,682,786
Crown Castle International Corp, 4.3000%, 2/15/29	11,688,000	12,907,683

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Crown Castle International Corp, 3.1000%, 11/15/29	$19,152,000	$19,330,550
Crown Castle International Corp, 5.2000%, 2/15/49	17,982,000	22,325,410
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	17,013,000	18,909,524
CSC Holdings LLC, 5.7500%, 1/15/30 (144A)	20,064,000	20,969,288
Diamond Sports Group LLC / Diamond Sports Finance Co,
5.3750%, 8/15/26 (144A)	12,990,000	13,477,125
Fox Corp, 4.0300%, 1/25/24 (144A)	5,458,000	5,806,496
Netflix Inc, 4.3750%, 11/15/26	9,217,000	9,337,282
Netflix Inc, 5.8750%, 11/15/28	1,815,000	1,971,635
Netflix Inc, 5.3750%, 11/15/29 (144A)	8,099,000	8,422,960
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	13,041,000	13,921,267
T-Mobile USA Inc, 6.3750%, 3/1/25	17,458,000	18,085,790
UBM PLC, 5.7500%, 11/3/20 (144A)	10,600,000	10,928,458
Verizon Communications Inc, 2.6250%, 8/15/26	15,284,000	15,482,373
Verizon Communications Inc, 4.3290%, 9/21/28	31,531,000	35,766,095
Verizon Communications Inc, 3.8750%, 2/8/29	4,803,000	5,274,853
Verizon Communications Inc, 4.8620%, 8/21/46	4,862,000	5,944,837
Verizon Communications Inc, 4.5220%, 9/15/48	3,585,000	4,233,488
Verizon Communications Inc, 5.0120%, 8/21/54	7,293,000	9,186,011
Viacom Inc, 5.8500%, 9/1/43	13,669,000	16,810,893
		553,928,630
Consumer Cyclical – 1.6%
AutoZone Inc, 3.7500%, 4/18/29	16,231,000	17,421,776
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,944,000	1,957,802
Ford Motor Credit Co LLC, 4.3890%, 1/8/26	16,945,000	16,865,637
Ford Motor Credit Co LLC, 3.8150%, 11/2/27	21,039,000	19,952,000
Ford Motor Credit Co LLC, 5.1130%, 5/3/29	49,655,000	50,013,272
General Motors Co, 5.0000%, 10/1/28	14,076,000	14,964,336
General Motors Financial Co Inc, 4.3500%, 4/9/25	9,494,000	9,899,891
General Motors Financial Co Inc, 4.3000%, 7/13/25	2,916,000	3,034,192
General Motors Financial Co Inc, 4.3500%, 1/17/27	4,984,000	5,126,509
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	2,572,000	2,586,660
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	4,671,000	5,145,247
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	5,422,000	5,970,977
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	17,327,000	17,413,115
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	5,334,000	5,681,624
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	9,209,000	9,991,765
Lowe's Cos Inc, 3.6500%, 4/5/29	10,017,000	10,713,008
McDonald's Corp, 2.6250%, 9/1/29	16,366,000	16,306,709
McDonald's Corp, 3.6250%, 9/1/49	8,343,000	8,441,172
MDC Holdings Inc, 5.5000%, 1/15/24	8,120,000	8,871,100
MGM Resorts International, 6.6250%, 12/15/21	5,473,000	5,935,469
MGM Resorts International, 7.7500%, 3/15/22	1,964,000	2,197,245
O'Reilly Automotive Inc, 3.6000%, 9/1/27	333,000	354,454
O'Reilly Automotive Inc, 4.3500%, 6/1/28	2,564,000	2,865,874
O'Reilly Automotive Inc, 3.9000%, 6/1/29	18,302,000	20,033,694
Service Corp International/US, 5.1250%, 6/1/29	10,779,000	11,520,056
Starbucks Corp, 4.4500%, 8/15/49	9,729,000	11,294,048
		284,557,632
Consumer Non-Cyclical – 3.8%
Allergan Finance LLC, 3.2500%, 10/1/22	9,148,000	9,346,146
Allergan Funding SCS, 3.4500%, 3/15/22	20,364,000	20,871,075
Allergan Funding SCS, 3.8000%, 3/15/25	10,921,000	11,437,016
Allergan Inc/United States, 2.8000%, 3/15/23	726,000	732,731
Anheuser-Busch InBev Worldwide Inc, 4.1500%, 1/23/25	30,603,000	33,435,021
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	14,159,000	16,488,247
Bausch Health Cos Inc, 7.0000%, 3/15/24 (144A)	13,185,000	13,856,908
Boston Scientific Corp, 3.7500%, 3/1/26	10,617,000	11,351,696
Boston Scientific Corp, 4.0000%, 3/1/29	3,716,000	4,108,283

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Boston Scientific Corp, 4.7000%, 3/1/49	$5,944,000	$7,278,288
Bristol-Myers Squibb Co, 3.4000%, 7/26/29 (144A)	6,875,000	7,350,859
Bristol-Myers Squibb Co, 4.1250%, 6/15/39 (144A)	4,963,000	5,627,519
Bristol-Myers Squibb Co, 4.2500%, 10/26/49 (144A)	11,998,000	13,971,350
Campbell Soup Co, 3.9500%, 3/15/25	6,894,000	7,309,127
Campbell Soup Co, 4.1500%, 3/15/28	13,691,000	14,745,308
Campbell Soup Co, 4.8000%, 3/15/48	13,163,000	14,847,890
Cigna Corp, 3.4000%, 9/17/21	2,153,000	2,201,833
Cigna Corp, 3.7500%, 7/15/23	8,762,000	9,163,212
CVS Health Corp, 4.7500%, 12/1/22	4,304,000	4,590,303
CVS Health Corp, 4.1000%, 3/25/25	18,139,000	19,368,744
CVS Health Corp, 3.0000%, 8/15/26	1,849,000	1,857,835
CVS Health Corp, 4.3000%, 3/25/28	7,394,000	7,997,442
CVS Health Corp, 3.2500%, 8/15/29	2,988,000	3,004,357
CVS Health Corp, 5.0500%, 3/25/48	31,446,000	35,761,412
Elanco Animal Health Inc, 4.2720%, 8/28/23	5,166,000	5,423,632
Elanco Animal Health Inc, 4.9000%, 8/28/28	4,818,000	5,256,671
Eli Lilly & Co, 3.3750%, 3/15/29	30,975,000	33,540,858
General Mills Inc, 4.2000%, 4/17/28	16,396,000	18,283,250
GlaxoSmithKline Capital PLC, 3.3750%, 6/1/29	17,835,000	19,146,151
HCA Inc, 4.7500%, 5/1/23	14,309,000	15,328,148
HCA Inc, 4.5000%, 2/15/27	15,600,000	16,729,041
HCA Inc, 4.1250%, 6/15/29	42,194,000	44,179,772
HCA Inc, 5.1250%, 6/15/39	6,787,000	7,422,467
HCA Inc, 5.2500%, 6/15/49	9,895,000	10,864,413
IQVIA Inc, 5.0000%, 5/15/27 (144A)	8,549,000	8,955,077
JBS USA LUX SA / JBS USA Finance Inc, 5.8750%, 7/15/24 (144A)	3,753,000	3,865,778
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	6,746,000	7,028,118
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	2,074,000	2,296,955
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	2,949,000	3,273,390
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	18,661,000	20,958,842
Keurig Dr Pepper Inc, 5.0850%, 5/25/48	5,998,000	7,081,657
Kraft Heinz Foods Co, 3.0000%, 6/1/26	31,359,000	31,027,022
Kraft Heinz Foods Co, 4.6250%, 1/30/29	5,258,000	5,692,675
Kraft Heinz Foods Co, 3.7500%, 4/1/30 (144A)	8,245,000	8,324,116
Kraft Heinz Foods Co, 4.6250%, 10/1/39 (144A)	4,207,000	4,231,004
Kraft Heinz Foods Co, 5.0000%, 6/4/42	4,485,000	4,626,483
Kraft Heinz Foods Co, 4.3750%, 6/1/46	11,976,000	11,369,674
Kraft Heinz Foods Co, 4.8750%, 10/1/49 (144A)	8,414,000	8,491,696
Mars Inc, 2.7000%, 4/1/25 (144A)	6,045,000	6,203,444
Mars Inc, 3.2000%, 4/1/30 (144A)	7,422,000	7,853,869
Mars Inc, 3.9500%, 4/1/49 (144A)	13,351,000	15,229,537
Mars Inc, 4.2000%, 4/1/59 (144A)	6,289,000	7,260,678
Mondelez International Holdings Netherlands BV, 2.2500%, 9/19/24 (144A)	14,117,000	14,064,173
Mylan Inc, 4.5500%, 4/15/28	5,374,000	5,724,610
Newell Brands Inc, 4.2000%, 4/1/26	17,094,000	17,856,887
Newell Brands Inc, 5.3750%, 4/1/36	23,035,000	24,573,052
Sysco Corp, 2.5000%, 7/15/21	2,241,000	2,255,023
		681,120,765
Electric – 1.2%
NRG Energy Inc, 3.7500%, 6/15/24 (144A)	16,897,000	17,388,985
NRG Energy Inc, 7.2500%, 5/15/26	16,099,000	17,632,430
NRG Energy Inc, 6.6250%, 1/15/27	18,534,000	20,078,809
NRG Energy Inc, 5.7500%, 1/15/28	3,585,000	3,853,875
NRG Energy Inc, 4.4500%, 6/15/29 (144A)	16,284,000	16,969,716
NRG Energy Inc, 5.2500%, 6/15/29 (144A)	6,596,000	7,092,679
Oncor Electric Delivery Co LLC, 2.7500%, 6/1/24 (144A)	13,178,000	13,532,427
Oncor Electric Delivery Co LLC, 3.7000%, 11/15/28 (144A)	10,505,000	11,569,927

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Electric – (continued)
Oncor Electric Delivery Co LLC, 3.8000%, 6/1/49 (144A)	$15,875,000	$17,811,333
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	9,215,000	9,508,706
Southern Co, 2.9500%, 7/1/23	7,120,000	7,267,334
Vistra Operations Co LLC, 5.5000%, 9/1/26 (144A)	5,883,000	6,154,795
Vistra Operations Co LLC, 5.6250%, 2/15/27 (144A)	32,962,000	34,681,957
Vistra Operations Co LLC, 5.0000%, 7/31/27 (144A)	21,750,000	22,395,540
		205,938,513
Energy – 1.9%
AmeriGas Partners LP / AmeriGas Finance Corp, 5.6250%, 5/20/24	563,000	602,762
AmeriGas Partners LP / AmeriGas Finance Corp, 5.5000%, 5/20/25	21,138,000	22,696,927
Cenovus Energy Inc, 4.2500%, 4/15/27	5,361,000	5,589,782
Cheniere Energy Partners LP, 5.6250%, 10/1/26	7,575,000	8,038,211
Continental Resources Inc/OK, 5.0000%, 9/15/22	11,011,000	11,108,007
Continental Resources Inc/OK, 4.5000%, 4/15/23	13,097,000	13,605,087
Energy Transfer Operating LP, 4.2500%, 3/15/23	5,994,000	6,262,769
Energy Transfer Operating LP, 5.8750%, 1/15/24	5,737,000	6,378,659
Energy Transfer Operating LP, 5.5000%, 6/1/27	4,277,000	4,830,670
Energy Transfer Operating LP, 4.9500%, 6/15/28	705,000	774,967
Energy Transfer Operating LP, 6.1250%, 12/15/45	29,658,000	34,775,669
Energy Transfer Operating LP, 6.0000%, 6/15/48	14,785,000	17,478,036
EnLink Midstream Partners LP, 4.1500%, 6/1/25	9,615,000	8,917,912
EQM Midstream Partners LP, 5.5000%, 7/15/28	13,357,000	13,361,363
Exxon Mobil Corp, 2.4400%, 8/16/29	21,688,000	21,887,229
Exxon Mobil Corp, 3.0950%, 8/16/49	23,568,000	23,719,183
Hess Corp, 4.3000%, 4/1/27	33,565,000	35,073,895
HollyFrontier Corp, 5.8750%, 4/1/26	13,285,000	14,876,100
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	4,683,000	4,897,699
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	476,000	494,694
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	4,960,000	5,390,604
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	3,035,000	3,581,541
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	2,058,000	2,371,432
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	11,522,000	11,944,166
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	15,213,000	16,309,953
NuStar Logistics LP, 5.6250%, 4/28/27	6,277,000	6,630,081
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	14,498,000	15,511,392
Range Resources Corp, 5.7500%, 6/1/21	5,980,000	5,935,150
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
4.7500%, 10/1/23 (144A)	12,631,000	12,662,577
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 9/15/24 (144A)	4,675,000	4,651,625
		340,358,142
Finance Companies – 0.1%
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	17,423,000	18,275,176
Financial Institutions – 0.1%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	10,463,000	10,888,200
Government Sponsored – 0%
Petroleos Mexicanos, 6.8400%, 1/23/30 (144A)	3,562,000	3,683,820
Petroleos Mexicanos, 7.6900%, 1/23/50 (144A)	3,258,000	3,397,442
		7,081,262
Industrial Conglomerates – 0.2%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	33,059,000	31,364,726
Insurance – 0.2%
Brown & Brown Inc, 4.5000%, 3/15/29	7,354,000	8,011,870
Centene Corp, 4.7500%, 5/15/22	652,000	665,170
Centene Corp, 6.1250%, 2/15/24	7,576,000	7,899,495
Centene Corp, 5.3750%, 6/1/26 (144A)	23,064,000	24,159,540
Humana Inc, 3.1250%, 8/15/29	3,277,000	3,274,779
		44,010,854

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Real Estate Investment Trusts (REITs) – 0.2%
Reckson Operating Partnership LP, 7.7500%, 3/15/20	$13,713,000	$14,032,494
Ventas Realty LP, 3.5000%, 4/15/24	14,689,000	15,386,779
		29,419,273
Technology – 1.9%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27	7,403,000	7,441,268
Broadcom Inc, 4.2500%, 4/15/26 (144A)	9,466,000	9,779,478
Broadcom Inc, 4.7500%, 4/15/29 (144A)	16,636,000	17,584,041
CommScope Inc, 5.5000%, 3/1/24 (144A)	5,980,000	6,151,925
CommScope Inc, 6.0000%, 3/1/26 (144A)	13,101,000	13,556,915
Dell International LLC / EMC Corp, 5.8750%, 6/15/21 (144A)	30,048,000	30,528,768
Dell International LLC / EMC Corp, 5.3000%, 10/1/29 (144A)	8,037,000	8,744,966
Fidelity National Information Services Inc, 5.0000%, 10/15/25	6,581,000	7,480,949
Fidelity National Information Services Inc, 3.7500%, 5/21/29	4,563,000	4,951,076
Global Payments Inc, 3.2000%, 8/15/29	4,239,000	4,293,585
Global Payments Inc, 4.1500%, 8/15/49	3,189,000	3,343,805
Juniper Networks Inc, 3.7500%, 8/15/29	7,431,000	7,462,380
Lam Research Corp, 4.0000%, 3/15/29	2,810,000	3,099,544
Marvell Technology Group Ltd, 4.2000%, 6/22/23	4,911,000	5,147,791
Marvell Technology Group Ltd, 4.8750%, 6/22/28	20,812,000	23,118,982
Micron Technology Inc, 5.5000%, 2/1/25	4,730,000	4,860,909
Micron Technology Inc, 4.9750%, 2/6/26	6,164,000	6,639,575
Micron Technology Inc, 5.3270%, 2/6/29	19,291,000	21,205,105
PayPal Holdings Inc, 2.4000%, 10/1/24	8,092,000	8,118,878
PayPal Holdings Inc, 2.6500%, 10/1/26	24,196,000	24,300,698
PayPal Holdings Inc, 2.8500%, 10/1/29	28,492,000	28,583,639
Qorvo Inc, 5.5000%, 7/15/26	10,439,000	11,026,194
Qorvo Inc, 4.3750%, 10/15/29 (144A)	5,661,000	5,699,919
Total System Services Inc, 4.8000%, 4/1/26	11,514,000	12,794,718
Trimble Inc, 4.7500%, 12/1/24	18,202,000	19,538,692
Trimble Inc, 4.9000%, 6/15/28	34,648,000	37,600,430
Verisk Analytics Inc, 5.5000%, 6/15/45	5,717,000	7,088,780
		340,143,010
Total Corporate Bonds (cost $3,240,326,702)		3,420,222,478
Mortgage-Backed Securities – 9.7%
Fannie Mae:
3.0000%, 8/25/33	27,637,000	28,250,541
4.0000%, 9/25/48	37,530,833	38,943,494
4.5000%, 10/25/48	91,897,000	96,747,324
		163,941,359
Fannie Mae Pool:
7.5000%, 7/1/28	96,243	110,971
6.0000%, 2/1/37	329,870	385,932
4.5000%, 9/1/37	7,789,598	8,256,431
4.5000%, 5/1/38	3,898,071	4,130,533
4.5000%, 7/1/38	6,062,268	6,423,792
4.5000%, 8/1/38	199,670	211,577
4.5000%, 11/1/38	6,869,672	7,279,346
3.5000%, 10/1/42	4,327,840	4,548,288
4.5000%, 11/1/42	1,397,423	1,515,624
3.5000%, 12/1/42	10,054,400	10,566,543
3.0000%, 2/1/43	352,693	362,754
3.5000%, 2/1/43	10,227,509	10,748,469
3.5000%, 2/1/43	4,872,766	5,102,553
3.5000%, 3/1/43	6,965,768	7,294,256
3.5000%, 4/1/43	25,496,146	26,698,479
3.0000%, 5/1/43	2,625,701	2,697,044
3.5000%, 11/1/43	13,843,683	14,548,841
3.5000%, 4/1/44	5,004,435	5,299,670

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
5.0000%, 7/1/44	$322,461	$354,072
4.5000%, 10/1/44	3,237,139	3,605,649
3.5000%, 2/1/45	22,784,983	23,859,464
3.5000%, 2/1/45	3,727,097	3,902,857
4.5000%, 3/1/45	5,073,978	5,651,591
4.5000%, 6/1/45	3,157,496	3,405,592
3.0000%, 10/1/45	5,201,521	5,337,168
3.0000%, 10/1/45	3,148,438	3,230,544
3.5000%, 12/1/45	3,229,557	3,424,114
3.0000%, 1/1/46	741,846	761,192
4.5000%, 2/1/46	8,311,892	9,014,953
3.0000%, 3/1/46	23,068,147	23,626,882
3.0000%, 3/1/46	15,603,782	15,981,723
3.5000%, 5/1/46	2,098,960	2,190,489
3.5000%, 7/1/46	10,554,224	11,050,905
3.5000%, 7/1/46	5,942,522	6,249,864
3.5000%, 8/1/46	32,866,034	34,299,224
3.5000%, 8/1/46	3,533,662	3,687,754
4.0000%, 10/1/46	337,721	365,563
3.0000%, 11/1/46	5,428,828	5,560,320
3.0000%, 11/1/46	1,629,673	1,676,351
3.0000%, 11/1/46	1,584,013	1,629,384
3.5000%, 12/1/46	1,091,837	1,139,449
3.0000%, 2/1/47	14,784,174	15,230,721
3.0000%, 3/1/47	11,193,666	11,502,193
4.0000%, 5/1/47	2,117,538	2,217,782
4.5000%, 5/1/47	1,173,867	1,270,733
4.5000%, 5/1/47	988,510	1,057,517
4.5000%, 5/1/47	933,202	1,003,710
4.5000%, 5/1/47	718,896	769,081
4.5000%, 5/1/47	696,735	754,229
4.5000%, 5/1/47	551,733	593,420
4.5000%, 5/1/47	353,296	379,989
4.5000%, 5/1/47	237,626	257,235
4.5000%, 5/1/47	206,882	223,954
4.0000%, 6/1/47	1,184,485	1,240,558
4.0000%, 6/1/47	584,181	613,248
4.0000%, 6/1/47	506,413	530,386
4.0000%, 6/1/47	270,913	283,738
4.5000%, 6/1/47	4,080,352	4,327,129
4.5000%, 6/1/47	406,288	439,815
4.0000%, 7/1/47	907,429	950,386
4.0000%, 7/1/47	798,261	836,051
4.0000%, 7/1/47	374,974	392,726
4.0000%, 7/1/47	266,617	279,238
4.5000%, 7/1/47	3,030,722	3,214,018
4.5000%, 7/1/47	2,412,124	2,558,008
4.5000%, 7/1/47	2,366,162	2,509,266
3.5000%, 8/1/47	5,258,777	5,486,616
3.5000%, 8/1/47	3,114,506	3,223,832
3.5000%, 8/1/47	1,771,601	1,881,215
4.0000%, 8/1/47	25,893,868	27,390,521
4.0000%, 8/1/47	5,779,858	6,053,476
4.0000%, 8/1/47	1,815,677	1,901,631
4.0000%, 8/1/47	1,058,532	1,108,643
4.0000%, 8/1/47	506,381	530,353
4.5000%, 8/1/47	3,557,887	3,773,066
4.5000%, 8/1/47	561,583	595,547
4.0000%, 9/1/47	13,208,939	14,262,273

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 9/1/47	$529,572	$554,642
4.5000%, 9/1/47	2,148,848	2,278,809
4.5000%, 9/1/47	790,438	838,243
4.0000%, 10/1/47	2,949,160	3,088,774
4.0000%, 10/1/47	2,243,316	2,349,515
4.0000%, 10/1/47	2,013,986	2,109,328
4.0000%, 10/1/47	1,448,435	1,517,004
4.0000%, 10/1/47	1,154,686	1,209,349
4.5000%, 10/1/47	570,299	604,791
4.5000%, 10/1/47	213,777	226,706
4.0000%, 11/1/47	6,160,527	6,516,602
4.0000%, 11/1/47	3,134,948	3,283,356
4.0000%, 11/1/47	1,131,836	1,185,417
4.5000%, 11/1/47	2,479,445	2,629,400
3.5000%, 12/1/47	10,203,750	10,744,768
3.5000%, 12/1/47	4,756,971	4,934,432
3.5000%, 12/1/47	968,042	1,027,938
3.5000%, 12/1/47	490,000	520,318
3.5000%, 1/1/48	7,385,587	7,777,182
3.5000%, 1/1/48	6,891,207	7,146,543
4.0000%, 1/1/48	24,572,583	25,850,279
4.0000%, 1/1/48	11,404,518	11,986,305
4.0000%, 1/1/48	2,755,091	2,936,748
4.0000%, 1/1/48	2,169,048	2,271,731
4.0000%, 1/1/48	1,753,327	1,868,933
3.5000%, 3/1/48	4,672,555	4,906,913
3.5000%, 3/1/48	862,244	912,378
4.0000%, 3/1/48	10,294,709	10,808,030
4.0000%, 3/1/48	1,538,260	1,638,112
4.5000%, 3/1/48	4,550,082	4,822,528
3.5000%, 4/1/48	9,790,939	10,215,136
3.5000%, 4/1/48	8,468,523	8,954,783
4.0000%, 4/1/48	3,248,527	3,459,394
4.5000%, 4/1/48	3,673,528	3,893,488
4.0000%, 5/1/48	14,637,113	15,241,738
4.0000%, 5/1/48	13,858,143	14,430,590
4.5000%, 5/1/48	2,873,402	3,045,453
4.5000%, 5/1/48	2,672,125	2,832,124
4.0000%, 6/1/48	6,156,758	6,411,080
4.5000%, 6/1/48	2,988,633	3,167,583
4.0000%, 10/1/48	2,531,279	2,670,645
3.5000%, 11/1/48	13,950,429	14,751,457
3.5000%, 1/1/49	3,236,098	3,370,095
4.0000%, 2/1/49	6,481,102	6,748,820
4.0000%, 5/1/49	10,135,491	10,782,572
3.0000%, 8/1/49	5,881,000	6,044,528
3.0000%, 8/1/49	3,525,199	3,623,221
4.0000%, 9/1/49	10,870,982	11,347,540
3.5000%, 8/1/56	17,672,161	18,613,988
3.0000%, 2/1/57	12,307,118	12,642,646
3.5000%, 2/1/57	37,940,860	39,962,894
		736,583,360
Freddie Mac Gold Pool:
3.0000%, 2/1/31	5,633,610	5,781,484
2.5000%, 11/1/31	1,446,915	1,466,115
2.5000%, 12/1/31	1,722,536	1,745,518
4.5000%, 5/1/38	10,098,892	10,704,493
4.5000%, 7/1/38	7,766,762	8,232,512
4.5000%, 8/1/38	6,463,359	6,850,948

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
4.5000%, 9/1/38	$4,944,629	$5,241,144
4.5000%, 10/1/38	1,103,700	1,169,886
6.0000%, 4/1/40	5,943,172	6,981,914
3.5000%, 2/1/43	3,965,530	4,154,460
3.5000%, 2/1/44	3,934,630	4,122,088
4.5000%, 5/1/44	152,914	165,011
3.5000%, 12/1/44	27,696,435	29,015,980
3.0000%, 1/1/45	8,877,809	9,121,619
4.0000%, 4/1/45	64,284	68,127
3.5000%, 7/1/46	29,838,161	31,651,466
3.5000%, 7/1/46	6,398,794	6,692,869
3.0000%, 10/1/46	13,750,240	14,105,006
3.5000%, 10/1/46	20,706,988	21,619,672
3.0000%, 12/1/46	16,221,211	16,639,730
3.5000%, 2/1/47	12,666,527	13,224,818
3.0000%, 9/1/47	9,511,789	9,756,531
3.5000%, 9/1/47	20,365,230	21,090,118
3.5000%, 9/1/47	11,462,449	11,871,218
3.5000%, 11/1/47	8,711,035	9,177,189
3.5000%, 11/1/47	2,796,078	2,940,890
3.5000%, 12/1/47	15,249,127	16,038,895
3.5000%, 12/1/47	6,488,517	6,824,563
3.5000%, 12/1/47	6,262,604	6,597,735
3.5000%, 2/1/48	6,738,725	7,080,439
3.5000%, 2/1/48	6,589,141	6,810,700
3.5000%, 3/1/48	16,162,211	16,999,269
3.5000%, 3/1/48	4,011,428	4,192,005
3.5000%, 4/1/48	1,405,541	1,468,813
3.5000%, 8/1/48	15,339,880	16,030,416
4.5000%, 8/1/48	7,351,484	7,768,658
5.0000%, 9/1/48	1,216,918	1,305,179
3.5000%, 11/1/48	19,596,347	20,521,518
4.5000%, 12/1/48	6,096,138	6,567,701
4.0000%, 1/1/49	13,429,368	14,428,953
		386,225,650
Freddie Mac Pool:
2.5000%, 12/1/33	29,313,279	29,689,323
2.5000%, 12/1/33	17,249,067	17,445,518
4.0000%, 5/1/46	2,599,072	2,740,802
4.0000%, 3/1/47	2,756,412	2,921,182
4.0000%, 3/1/48	6,890,860	7,234,510
4.0000%, 4/1/48	20,238,729	21,049,456
4.0000%, 4/1/48	7,843,313	8,227,558
4.0000%, 5/1/48	16,918,043	17,616,997
4.0000%, 5/1/48	9,871,597	10,279,433
4.0000%, 6/1/48	4,397,802	4,579,494
4.0000%, 8/1/48	52,306,906	54,402,226
4.0000%, 8/1/48	20,035,422	21,336,159
3.0000%, 8/1/49	5,827,378	5,969,406
3.0000%, 8/1/49	1,908,377	1,961,442
3.5000%, 8/1/49	2,940,192	3,063,501
3.0000%, 9/1/49	1,806,641	1,835,164
3.5000%, 9/1/49	3,457,805	3,559,283
3.0000%, 10/1/49	2,539,071	2,578,756
3.0000%, 10/1/49	1,242,766	1,262,386
		217,752,596
Ginnie Mae:
4.5000%, 7/20/48	35,865,000	37,477,132

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae – (continued)
5.0000%, 7/20/48	$92,428,555	$97,428,940
		134,906,072
Ginnie Mae I Pool:
6.0000%, 1/15/34	95,851	110,640
4.0000%, 1/15/45	25,379,173	27,045,393
4.5000%, 8/15/46	31,189,577	34,021,505
4.0000%, 7/15/47	7,829,133	8,262,861
4.0000%, 8/15/47	1,386,044	1,462,830
4.0000%, 11/15/47	3,444,878	3,635,721
4.0000%, 12/15/47	4,451,237	4,697,832
		79,236,782
Ginnie Mae II Pool:
4.0000%, 8/20/47	2,603,263	2,754,126
4.0000%, 8/20/47	611,297	649,865
4.0000%, 8/20/47	311,245	329,283
4.5000%, 5/20/48	15,798,101	16,493,257
4.5000%, 5/20/48	2,035,514	2,125,082
		22,351,613
Total Mortgage-Backed Securities (cost $1,699,752,589)		1,740,997,432
United States Treasury Notes/Bonds – 4.7%
2.3750%, 4/30/20	35,489,000	35,590,199
1.7500%, 7/31/21	13,941,000	13,960,060
2.8750%, 11/30/23	99,947,700	105,187,146
2.6250%, 12/31/23	17,873,700	18,646,598
2.3750%, 2/29/24	6,499,600	6,725,309
2.1250%, 3/31/24	3,462,000	3,546,116
2.2500%, 4/30/24	13,752,000	14,168,320
2.0000%, 5/31/24	118,662,600	121,049,758
1.7500%, 6/30/24	17,680,000	17,832,628
1.7500%, 7/31/24	59,310,000	59,845,180
1.6250%, 2/15/26	18,428,000	18,435,918
1.3750%, 8/31/26	5,255,000	5,170,633
2.3750%, 5/15/29	152,308,300	161,785,922
1.6250%, 8/15/29	26,701,000	26,585,226
3.0000%, 2/15/49	3,637,400	4,340,441
2.8750%, 5/15/49	32,519,000	37,958,311
2.2500%, 8/15/49	177,328,000	182,557,791
Total United States Treasury Notes/Bonds (cost $821,267,948)		833,385,556
Common Stocks – 62.8%
Aerospace & Defense – 3.6%
Boeing Co	1,014,631	386,036,657
General Dynamics Corp	1,366,612	249,721,011
		635,757,668
Air Freight & Logistics – 0.5%
United Parcel Service Inc	698,622	83,708,888
Airlines – 0.6%
Delta Air Lines Inc	1,946,263	112,104,749
Automobiles – 0.5%
General Motors Co	2,217,965	83,129,328
Banks – 2.6%
Bank of America Corp	4,180,427	121,943,056
US Bancorp	6,089,674	337,002,559
		458,945,615
Capital Markets – 3.2%
Blackstone Group Inc	2,922,353	142,727,721
CME Group Inc	845,281	178,641,687
Morgan Stanley	2,623,728	111,954,474

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
TD Ameritrade Holding Corp	2,994,743	$139,854,498
		573,178,380
Chemicals – 1.3%
LyondellBasell Industries NV	2,586,141	231,382,035
Consumer Finance – 1.5%
American Express Co	901,027	106,573,474
Synchrony Financial	4,882,208	166,434,471
		273,007,945
Electronic Equipment, Instruments & Components – 0.5%
Corning Inc	3,463,650	98,783,298
Entertainment – 0.9%
Walt Disney Co	1,188,650	154,904,868
Equity Real Estate Investment Trusts (REITs) – 1.3%
Crown Castle International Corp	777,753	108,115,445
MGM Growth Properties LLC	2,336,244	70,204,132
Outfront Media Inc	2,130,310	59,180,012
		237,499,589
Food & Staples Retailing – 3.4%
Costco Wholesale Corp	1,226,296	353,308,141
Kroger Co	2,045,015	52,720,487
Sysco Corp	2,568,565	203,944,061
		609,972,689
Food Products – 0.7%
Hershey Co	806,309	124,969,832
Health Care Equipment & Supplies – 1.8%
Abbott Laboratories	2,130,841	178,287,466
Medtronic PLC	1,281,307	139,175,566
		317,463,032
Health Care Providers & Services – 1.5%
UnitedHealth Group Inc	1,234,428	268,265,893
Hotels, Restaurants & Leisure – 3.4%
Hilton Worldwide Holdings Inc	1,424,210	132,608,193
McDonald's Corp	1,700,198	365,049,513
Norwegian Cruise Line Holdings Ltd*	1,743,785	90,275,749
Six Flags Entertainment Corp	449,607	22,835,540
		610,768,995
Household Products – 0.4%
Clorox Co	514,908	78,199,078
Industrial Conglomerates – 0.6%
Honeywell International Inc	674,641	114,149,257
Information Technology Services – 4.3%
Accenture PLC	1,248,042	240,060,879
Mastercard Inc	1,933,102	524,972,510
		765,033,389
Insurance – 1.0%
Progressive Corp	2,204,583	170,304,037
Interactive Media & Services – 2.3%
Alphabet Inc - Class C*	339,147	413,420,193
Internet & Direct Marketing Retail – 0.8%
Amazon.com Inc*	81,797	141,992,230
Leisure Products – 0.7%
Hasbro Inc	1,010,603	119,948,470
Life Sciences Tools & Services – 0.6%
Thermo Fisher Scientific Inc	362,717	105,648,581
Machinery – 1.4%
Deere & Co	725,055	122,302,277
Parker-Hannifin Corp	311,511	56,262,002

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
Stanley Black & Decker Inc	515,629	$74,461,984
		253,026,263
Media – 1.5%
Comcast Corp	5,999,566	270,460,435
Oil, Gas & Consumable Fuels – 1.1%
EOG Resources Inc	860,115	63,837,735
Suncor Energy Inc	2,124,801	67,101,216
Suncor Energy Incž	1,926,003	60,759,165
		191,698,116
Personal Products – 0.5%
Estee Lauder Cos Inc	436,122	86,766,472
Pharmaceuticals – 3.3%
Bristol-Myers Squibb Co	3,214,325	162,998,421
Eli Lilly & Co	1,459,969	163,268,333
Merck & Co Inc	3,208,128	270,060,215
		596,326,969
Real Estate Management & Development – 0.6%
CBRE Group Inc*	2,136,513	113,256,554
Road & Rail – 1.3%
CSX Corp	3,394,373	235,128,218
Semiconductor & Semiconductor Equipment – 3.3%
Intel Corp	3,463,634	178,481,060
Lam Research Corp	689,748	159,407,660
NVIDIA Corp	491,708	85,591,612
Texas Instruments Inc	1,229,920	158,954,861
		582,435,193
Software – 5.7%
Adobe Inc*	856,053	236,484,641
Microsoft Corp	4,997,594	694,801,671
salesforce.com Inc*	539,486	80,081,302
		1,011,367,614
Specialty Retail – 1.9%
Home Depot Inc	1,435,713	333,114,130
Technology Hardware, Storage & Peripherals – 2.1%
Apple Inc	1,638,222	366,912,581
Textiles, Apparel & Luxury Goods – 0.9%
NIKE Inc	1,756,740	164,993,021
Tobacco – 1.2%
Altria Group Inc	5,326,815	217,866,733
Total Common Stocks (cost $7,496,643,331)		11,205,890,338
Preferred Stocks – 0.1%
Semiconductor & Semiconductor Equipment – 0.1%
Broadcom Inc, 8.0000%, 9/30/22 (cost $19,791,000)	19,791	20,315,461
Investment Companies – 3.0%
Money Markets – 3.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $532,004,164)	532,004,164	532,004,164
Total Investments (total cost $14,283,907,890) – 102.2%		18,232,310,007
Liabilities, net of Cash, Receivables and Other Assets – (2.2)%		(392,648,618)
Net Assets – 100%		$17,839,661,389

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$17,963,579,544	98.5%
Canada	170,184,816	0.9
Belgium	49,923,268	0.3
United Kingdom	41,541,117	0.2
Mexico	7,081,262	0.1

Total	$18,232,310,007	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/19
Limited Partnership Interests - N/A
Real Estate Investment Trusts (REITs) - N/A
Colony America Homes III	$-	$(36,026)	$33,720	$-
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	6,274,263	1,222	-	532,004,164
Total Affiliated Investments - 3.0%	$6,274,263	$(34,804)	$33,720	$532,004,164

(1) For securities that were affiliated for a portion of the year ended September 30, 2019, this column reflects amounts for the entire year ended September 30, 2019 and not just the period in which the security was affiliated.

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Limited Partnership Interests - N/A
Real Estate Investment Trusts (REITs) - N/A
Colony America Homes III	6,162,871	-	(6,162,871)Ð	-
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	121,239,500	6,372,451,578	(5,961,686,914)	532,004,164

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $962,324,325, which represents 5.4% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Ð	All or a portion is the result of a corporate action.

Janus Investment Fund	23

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$479,494,578	$-
Corporate Bonds	-	3,420,222,478	-
Mortgage-Backed Securities	-	1,740,997,432	-
United States Treasury Notes/Bonds	-	833,385,556	-
Common Stocks	11,205,890,338	-	-
Preferred Stocks	-	20,315,461	-
Investment Companies	-	532,004,164	-
Total Assets	$11,205,890,338	$7,026,419,669	$-

24	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$17,700,305,843
Affiliated investments, at value(2)	532,004,164
Cash	7,768,760
Non-interested Trustees' deferred compensation	460,935
Receivables:
Interest	46,075,796
Investments sold	35,288,284
Fund shares sold	31,869,712
Dividends	11,712,909
Dividends from affiliates	953,103
Foreign tax reclaims	172,021
Other assets	41,923
Total Assets	18,366,653,450
Liabilities:
Foreign cash due to custodian	103
Payables:	—
Investments purchased	463,676,178
Fund shares repurchased	44,141,552
Advisory fees	8,011,107
Dividends	5,533,845
Transfer agent fees and expenses	2,277,108
12b-1 Distribution and shareholder servicing fees	2,114,354
Non-interested Trustees' deferred compensation fees	460,935
Non-interested Trustees' fees and expenses	118,337
Professional fees	110,541
Affiliated fund administration fees payable	36,414
Custodian fees	13,151
Accrued expenses and other payables	498,436
Total Liabilities	526,992,061
Net Assets	$17,839,661,389

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Balanced Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$13,707,060,673
Total distributable earnings (loss)	4,132,600,716
Total Net Assets	$17,839,661,389
Net Assets - Class A Shares	$1,082,508,428
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,540,456
Net Asset Value Per Share(3)	$35.45
Maximum Offering Price Per Share(4)	$37.61
Net Assets - Class C Shares	$1,992,061,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,767,752
Net Asset Value Per Share(3)	$35.09
Net Assets - Class D Shares	$1,860,899,611
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,360,207
Net Asset Value Per Share	$35.54
Net Assets - Class I Shares	$5,225,683,585
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	146,989,427
Net Asset Value Per Share	$35.55
Net Assets - Class N Shares	$946,741,471
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,660,607
Net Asset Value Per Share	$35.51
Net Assets - Class R Shares	$366,620,694
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,406,019
Net Asset Value Per Share	$35.23
Net Assets - Class S Shares	$551,984,530
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,577,598
Net Asset Value Per Share	$35.43
Net Assets - Class T Shares	$5,813,161,217
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	163,794,929
Net Asset Value Per Share	$35.49

(1) Includes cost of $13,751,903,726.

(2) Includes cost of $532,004,164.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Interest	$230,749,439
Dividends	213,391,126
Dividends from affiliates	6,274,263
Other income	576,600
Foreign tax withheld	(711,386)
Total Investment Income	450,280,042
Expenses:
Advisory fees	91,015,773
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,262,913
Class C Shares	16,905,488
Class R Shares	1,733,584
Class S Shares	1,373,784
Transfer agent administrative fees and expenses:
Class D Shares	2,106,840
Class R Shares	869,652
Class S Shares	1,373,784
Class T Shares	13,687,944
Transfer agent networking and omnibus fees:
Class A Shares	867,748
Class C Shares	1,142,156
Class I Shares	2,949,537
Other transfer agent fees and expenses:
Class A Shares	71,744
Class C Shares	137,754
Class D Shares	210,115
Class I Shares	155,960
Class N Shares	39,109
Class R Shares	3,501
Class S Shares	5,254
Class T Shares	44,701
Shareholder reports expense	776,964
Registration fees	612,225
Non-interested Trustees’ fees and expenses	502,557
Affiliated fund administration fees	389,862
Professional fees	224,092
Custodian fees	161,209
Other expenses	1,647,056
Total Expenses	141,271,306
Less: Excess Expense Reimbursement and Waivers	(299,906)
Net Expenses	140,971,400
Net Investment Income/(Loss)	309,308,642

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Balanced Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$963,750,326
Investments in affiliates	(34,804)
Total Net Realized Gain/(Loss) on Investments	963,715,522
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	33,539,628
Investments in affiliates	33,720
Total Change in Unrealized Net Appreciation/Depreciation	33,573,348
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,306,597,512

(1) Includes $512,813,233 of realized gains and losses resulting from a redemption-in-kind during the year ended September 30, 2019.

See Notes to Financial Statements.

28	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$309,308,642	$230,346,440
Net realized gain/(loss) on investments	963,715,522	605,635,750
Change in unrealized net appreciation/depreciation	33,573,348	1,047,424,483
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,306,597,512	1,883,406,673
Dividends and Distributions to Shareholders
Class A Shares	(52,849,111)	(30,992,137)
Class C Shares	(95,581,853)	(56,163,240)
Class D Shares	(114,091,382)	(81,003,352)
Class I Shares	(248,241,782)	(117,849,780)
Class N Shares	(151,398,502)	(111,964,032)
Class R Shares	(20,705,389)	(15,173,092)
Class S Shares	(34,594,747)	(28,750,295)
Class T Shares	(349,870,163)	(241,991,501)
Net Decrease from Dividends and Distributions to Shareholders	(1,067,332,929)	(683,887,429)
Capital Share Transactions:
Class A Shares	289,829,817	88,399,391
Class C Shares	361,425,725	188,299,862
Class D Shares	75,524,284	61,673,527
Class I Shares	1,891,301,840	893,081,658
Class N Shares	(1,467,693,222)	237,724,253
Class R Shares	16,340,289	(23,285,543)
Class S Shares	(42,138,187)	(81,834,698)
Class T Shares	314,255,223	266,928,381
Net Increase/(Decrease) from Capital Share Transactions	1,438,845,769	1,630,986,831
Net Increase/(Decrease) in Net Assets	1,678,110,352	2,830,506,075
Net Assets:
Beginning of period	16,161,551,037	13,331,044,962
End of period	$17,839,661,389	$16,161,551,037

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.22	$32.46	$29.00	$29.12	$31.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.60	0.50	0.52	0.47	0.55
Net realized and unrealized gain/(loss)	1.82	3.87	3.88	1.22	(0.70)
Total from Investment Operations	2.42	4.37	4.40	1.69	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.60)	(0.50)	(0.59)	(0.48)	(0.52)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(2.19)	(1.61)	(0.94)	(1.81)	(1.83)
Net Asset Value, End of Period	$35.45	$35.22	$32.46	$29.00	$29.12
Total Return*	7.73%	13.81%	15.44%	5.86%	(0.59)%
Net Assets, End of Period (in thousands)	$1,082,508	$768,529	$625,454	$1,008,842	$966,624
Average Net Assets for the Period (in thousands)	$905,165	$666,296	$781,785	$1,037,006	$941,167
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.95%	0.94%	0.94%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.95%	0.94%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	1.78%	1.48%	1.68%	1.63%	1.78%
Portfolio Turnover Rate	81%(2)	88%	60%	83%	75%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$34.90	$32.19	$28.78	$28.95	$30.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.27	0.31	0.26	0.34
Net realized and unrealized gain/(loss)	1.79	3.84	3.85	1.20	(0.69)
Total from Investment Operations	2.16	4.11	4.16	1.46	(0.35)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.29)	(0.40)	(0.30)	(0.32)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(1.97)	(1.40)	(0.75)	(1.63)	(1.63)
Net Asset Value, End of Period	$35.09	$34.90	$32.19	$28.78	$28.95
Total Return*	6.98%	13.06%	14.67%	5.09%	(1.25)%
Net Assets, End of Period (in thousands)	$1,992,062	$1,594,610	$1,290,994	$1,408,455	$1,267,034
Average Net Assets for the Period (in thousands)	$1,743,474	$1,403,777	$1,322,392	$1,401,426	$1,175,456
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.62%	1.61%	1.65%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.62%	1.62%	1.61%	1.65%	1.61%
Ratio of Net Investment Income/(Loss)	1.10%	0.81%	1.03%	0.92%	1.10%
Portfolio Turnover Rate	81%(2)	88%	60%	83%	75%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.30	$32.52	$29.06	$29.17	$31.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.68	0.58	0.59	0.53	0.61
Net realized and unrealized gain/(loss)	1.82	3.89	3.88	1.22	(0.69)
Total from Investment Operations	2.50	4.47	4.47	1.75	(0.08)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.67)	(0.58)	(0.66)	(0.53)	(0.58)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(2.26)	(1.69)	(1.01)	(1.86)	(1.89)
Net Asset Value, End of Period	$35.54	$35.30	$32.52	$29.06	$29.17
Total Return*	7.95%	14.10%	15.68%	6.07%	(0.38)%
Net Assets, End of Period (in thousands)	$1,860,900	$1,761,817	$1,562,693	$1,411,125	$1,382,693
Average Net Assets for the Period (in thousands)	$1,759,287	$1,667,210	$1,477,105	$1,415,240	$1,453,548
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.72%	0.73%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.72%	0.73%	0.73%
Ratio of Net Investment Income/(Loss)	2.00%	1.71%	1.92%	1.83%	1.98%
Portfolio Turnover Rate	81%(2)	88%	60%	83%	75%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.31	$32.53	$29.06	$29.18	$31.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.70	0.61	0.61	0.55	0.64
Net realized and unrealized gain/(loss)	1.83	3.88	3.89	1.21	(0.70)
Total from Investment Operations	2.53	4.49	4.50	1.76	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.70)	(0.60)	(0.68)	(0.55)	(0.60)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(2.29)	(1.71)	(1.03)	(1.88)	(1.91)
Net Asset Value, End of Period	$35.55	$35.31	$32.53	$29.06	$29.18
Total Return*	8.02%	14.18%	15.79%	6.10%	(0.30)%
Net Assets, End of Period (in thousands)	$5,225,684	$3,197,893	$2,096,893	$1,636,459	$1,510,302
Average Net Assets for the Period (in thousands)	$4,116,708	$2,460,247	$1,795,486	$1,651,399	$1,482,511
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.64%	0.65%	0.67%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.64%	0.65%	0.67%	0.65%
Ratio of Net Investment Income/(Loss)	2.07%	1.80%	2.00%	1.90%	2.06%
Portfolio Turnover Rate	81%(2)	88%	60%	83%	75%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.28	$32.50	$29.04	$29.15	$31.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.73	0.63	0.64	0.57	0.66
Net realized and unrealized gain/(loss)	1.81	3.88	3.87	1.22	(0.69)
Total from Investment Operations	2.54	4.51	4.51	1.79	(0.03)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.72)	(0.62)	(0.70)	(0.57)	(0.62)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(2.31)	(1.73)	(1.05)	(1.90)	(1.93)
Net Asset Value, End of Period	$35.51	$35.28	$32.50	$29.04	$29.15
Total Return*	8.07%	14.26%	15.84%	6.23%	(0.20)%
Net Assets, End of Period (in thousands)	$946,741	$2,480,945	$2,054,731	$1,834,036	$1,709,643
Average Net Assets for the Period (in thousands)	$1,651,136	$2,273,486	$1,952,775	$1,801,032	$1,751,330
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.57%	0.58%	0.59%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.57%	0.58%	0.59%	0.58%
Ratio of Net Investment Income/(Loss)	2.19%	1.86%	2.07%	1.98%	2.14%
Portfolio Turnover Rate	81%(2)	88%	60%	83%	75%

Class R Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.02	$32.29	$28.87	$29.02	$30.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.37	0.40	0.35	0.43
Net realized and unrealized gain/(loss)	1.80	3.85	3.87	1.21	(0.68)
Total from Investment Operations	2.27	4.22	4.27	1.56	(0.25)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.38)	(0.50)	(0.38)	(0.41)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(2.06)	(1.49)	(0.85)	(1.71)	(1.72)
Net Asset Value, End of Period	$35.23	$35.02	$32.29	$28.87	$29.02
Total Return*	7.29%	13.38%	15.02%	5.40%	(0.94)%
Net Assets, End of Period (in thousands)	$366,621	$345,667	$341,389	$283,729	$281,398
Average Net Assets for the Period (in thousands)	$347,861	$339,637	$327,651	$288,241	$297,615
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.32%	1.32%	1.34%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.32%	1.32%	1.34%	1.31%
Ratio of Net Investment Income/(Loss)	1.39%	1.11%	1.33%	1.23%	1.39%
Portfolio Turnover Rate	81%(2)	88%	60%	83%	75%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.20	$32.44	$28.99	$29.12	$31.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.55	0.46	0.48	0.43	0.50
Net realized and unrealized gain/(loss)	1.82	3.87	3.88	1.21	(0.68)
Total from Investment Operations	2.37	4.33	4.36	1.64	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(0.46)	(0.56)	(0.44)	(0.48)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(2.14)	(1.57)	(0.91)	(1.77)	(1.79)
Net Asset Value, End of Period	$35.43	$35.20	$32.44	$28.99	$29.12
Total Return*	7.56%	13.67%	15.30%	5.68%	(0.71)%
Net Assets, End of Period (in thousands)	$551,985	$589,812	$622,279	$657,563	$750,461
Average Net Assets for the Period (in thousands)	$549,514	$610,278	$637,727	$706,818	$828,503
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.07%	1.07%	1.09%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.07%	1.07%	1.08%	1.07%
Ratio of Net Investment Income/(Loss)	1.64%	1.36%	1.57%	1.48%	1.63%
Portfolio Turnover Rate	81%(2)	88%	60%	83%	75%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.26	$32.49	$29.02	$29.15	$31.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.64	0.54	0.56	0.50	0.58
Net realized and unrealized gain/(loss)	1.82	3.88	3.89	1.20	(0.69)
Total from Investment Operations	2.46	4.42	4.45	1.70	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.64)	(0.54)	(0.63)	(0.50)	(0.55)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(2.23)	(1.65)	(0.98)	(1.83)	(1.86)
Net Asset Value, End of Period	$35.49	$35.26	$32.49	$29.02	$29.15
Total Return*	7.82%	13.97%	15.62%	5.92%	(0.46)%
Net Assets, End of Period (in thousands)	$5,813,161	$5,422,276	$4,736,612	$4,664,334	$4,734,896
Average Net Assets for the Period (in thousands)	$5,475,178	$5,098,558	$4,654,904	$4,856,359	$4,872,456
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.82%	0.83%	0.84%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	1.90%	1.61%	1.83%	1.74%	1.89%
Portfolio Turnover Rate	81%(2)	88%	60%	83%	75%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Balanced Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Balanced Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

34	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	35

Janus Henderson Balanced Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

36	SEPTEMBER 30, 2019

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Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

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volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other

38	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Notes to Financial Statements

governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities

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Notes to Financial Statements

must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

40	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Notes to Financial Statements

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks

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Notes to Financial Statements

reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $1,028,324.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $22,738 to Janus Henderson Distributors.

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Janus Henderson Balanced Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $242,700.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $361,805,429 in purchases and $34,468,031 in sales, resulting in a net realized loss of $412,757. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 54,956,663	$ 148,785,291	$ -	$ -	$ -	$ (415,680)	$3,929,274,442

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 14,303,035,565	$4,064,845,388	$(135,570,946)	$ 3,929,274,442

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Janus Henderson Balanced Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 310,066,951	$ 757,265,978	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 232,344,680	$ 451,542,749	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 527,431,276	$ 9,064,399	$ (536,495,675)

Capital has been adjusted by $17,019,211, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

44	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	16,273,731	$ 546,664,019	7,711,873	$ 262,344,651
Reinvested dividends and distributions	1,279,011	40,621,372	685,030	22,698,836
Shares repurchased	(8,834,343)	(297,455,574)	(5,846,216)	(196,644,096)
Net Increase/(Decrease)	8,718,399	$ 289,829,817	2,550,687	$ 88,399,391
Class C Shares:
Shares sold	20,508,534	$ 682,788,094	11,914,884	$ 400,945,569
Reinvested dividends and distributions	2,666,974	83,192,013	1,463,080	47,959,330
Shares repurchased	(12,097,343)	(404,554,382)	(7,792,574)	(260,605,037)
Net Increase/(Decrease)	11,078,165	$ 361,425,725	5,585,390	$ 188,299,862
Class D Shares:
Shares sold	4,308,843	$ 145,313,079	4,027,607	$ 136,140,889
Reinvested dividends and distributions	3,502,200	111,225,665	2,380,330	79,049,288
Shares repurchased	(5,359,070)	(181,014,460)	(4,547,747)	(153,516,650)
Net Increase/(Decrease)	2,451,973	$ 75,524,284	1,860,190	$ 61,673,527
Class I Shares:
Shares sold	83,283,385	$ 2,799,350,771	42,715,098	$1,457,353,192
Reinvested dividends and distributions	6,424,417	205,281,317	2,828,037	94,126,294
Shares repurchased	(33,278,896)	(1,113,330,248)	(19,436,315)	(658,397,828)
Net Increase/(Decrease)	56,428,906	$ 1,891,301,840	26,106,820	$ 893,081,658
Class N Shares:
Shares sold	14,742,448	$ 497,826,442	12,069,205	$ 408,403,498
Reinvested dividends and distributions	4,735,435	148,864,551	3,367,860	111,853,805
Shares repurchased	(63,140,484)	(2,114,384,215)	(8,331,331)	(282,533,050)
Net Increase/(Decrease)	(43,662,601)	$(1,467,693,222)	7,105,734	$ 237,724,253
Class R Shares:
Shares sold	2,670,202	$ 89,136,212	1,805,672	$ 60,736,128
Reinvested dividends and distributions	622,703	19,521,398	426,954	14,042,797
Shares repurchased	(2,756,799)	(92,317,321)	(2,935,300)	(98,064,468)
Net Increase/(Decrease)	536,106	$ 16,340,289	(702,674)	$ (23,285,543)
Class S Shares:
Shares sold	3,341,925	$ 112,023,136	3,061,183	$ 103,174,114
Reinvested dividends and distributions	1,090,566	34,407,371	864,701	28,595,766
Shares repurchased	(5,609,009)	(188,568,694)	(6,353,867)	(213,604,578)
Net Increase/(Decrease)	(1,176,518)	$ (42,138,187)	(2,427,983)	$ (81,834,698)
Class T Shares:
Shares sold	36,126,617	$ 1,205,562,581	30,485,638	$1,030,049,011
Reinvested dividends and distributions	10,938,919	346,719,896	7,228,929	239,724,774
Shares repurchased	(37,069,284)	(1,238,027,254)	(29,722,726)	(1,002,845,404)
Net Increase/(Decrease)	9,996,252	$ 314,255,223	7,991,841	$ 266,928,381

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$8,333,577,397	$4,895,839,759	$ 6,461,445,328	$ 6,770,726,338

Janus Investment Fund	45

Janus Henderson Balanced Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

46	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Balanced Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	47

Janus Henderson Balanced Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

48	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	49

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Janus Henderson Balanced Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	51

Janus Henderson Balanced Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

52	SEPTEMBER 30, 2019

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

Janus Investment Fund	53

Janus Henderson Balanced Fund

Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Janus Henderson Balanced Fund

Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	55

Janus Henderson Balanced Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Janus Henderson Balanced Fund

Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Janus Henderson Balanced Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	63

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Balanced Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$774,285,189
Dividends Received Deduction Percentage	55%
Qualified Dividend Income Percentage	58%

Janus Investment Fund	65

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	5/05-Present	Portfolio Manager for other Janus Henderson accounts.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Head of U.S. Fundamental Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93037 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Contrarian Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Contrarian Fund

Janus Henderson Contrarian Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a high-conviction portfolio of companies where we believe the market does not properly recognize the intrinsic value of a business can outperform over time. We think of ourselves as business model investors first. We look to invest in companies with durable business models, whose intrinsic value grows over time, and whose management team’s interests are aligned with shareholders.

Nick Schommer portfolio manager

OVERVIEW

The Janus Henderson Contrarian Fund’s Class I Shares returned 9.05% over the one-year period ended September 30, 2019. The Fund’s benchmark, the S&P 500® Index, returned 4.25%.

INVESTMENT ENVIRONMENT

The period began with a sense of nervousness as investors navigated a myriad of economic and political concerns. Fears of slowing global economic growth, U.S.-China trade relations, a potential policy misstep by the Federal Reserve (Fed) and the risk of a disorderly “Brexit” all played a role in heightened market volatility. Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The recovery was driven in large part by the Fed, which pivoted its monetary policy, pausing rate hikes and indicating it would be more accommodative to sustain economic growth. Despite a resilient U.S. economy and continued consumer strength, the Fed responded to weaker manufacturing data and risks of slowing global growth with two interest rate cuts later in the period. Treasuries yields fell significantly over the period, and equity sectors tied to rates, such as utilities and real estate, performed best. Stocks tied to global trade and the strong U.S. dollar, such as energy, generally struggled. Many health care stocks also performed poorly as the 2020 U.S. presidential election and rhetoric around Medicare for All policies generated uncertainty.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the S&P 500 Index, for the period. As part of our contrarian investment approach, we seek stocks that trade at a significant discount to our estimate of fair value, whose intrinsic value we believe will grow over time, and whose management teams are aligned with shareholders. For most stocks in our portfolio, we believe the market misunderstands the business model, undervalues the company’s assets, or underappreciates the company’s long-term growth potential. We believe a concentrated, high-conviction portfolio of such companies can drive outperformance over time as the intrinsic value of these businesses gains greater appreciation by the market. This period, we were pleased to see many holdings begin to show confirmation of their true earnings potential.

Two packaging companies, Ball Corp. and Crown Holdings, were among the largest contributors for the period. Ball Corp., a metal packaging company, has benefited from the sustainability of aluminum cans and secular demand for such environmentally friendly packaging. After multiple quarters of strong stock performance, we also believe the market is simply gaining appreciation for how industry consolidation is improving Ball’s competitive position and profitability.

Crown Holdings was another large contributor. The company has three business lines: beverage can packaging, food can packaging and transit packaging. Similar to Ball Corp., Crown has seen benefits from increased demand for sustainable packaging. We believe the stock will also continue to benefit from deleveraging post Crown’s acquisition of Signode in 2018.

PagSeguro Digital was another individual contributor to performance. The digital payment solutions company has gained strong traction in Brazil, which is an underpenetrated market for debit and credit card payments. Its solutions enable small businesses and micro-merchants to accept credit card payments which is playing a vital role in increasing electronic payments within the country. The company also saw a strong launch of its digital banking business, PagBank, which offers financial services via a smartphone app and is opening a new addressable market for the company.

While we were pleased with the results of many companies in the portfolio, other holdings disappointed. ICU Medical was a top detractor. The company supplies comprehensive IV delivery solutions that include IV pumps,

Janus Investment Fund	1

Janus Henderson Contrarian Fund (unaudited)

consumable bags and saline solution. Recently, some overcapacity in the IV solution market led ICU to close some of its production, leading to a decline in the stock price. We believe this action will help the IV solution market to stabilize, and we continue to like the strong competitive positioning of the company’s IV pump and consumables business. We continue to hold the position.

We exited positions in two other stocks that were large detractors during the period, Pacific Western Bank (PacWest) and technological manufacturer Flextronics, in order to redeploy capital into other more attractive investment opportunities. The negative impact from our position in Pacific Western Bank came early in the period, when bank stocks sold off broadly due to concerns about the global economy. Flextronics detracted due to a failed project with Nike, as well as the departure of the company’s CEO.

OUTLOOK

We expect geopolitical tensions to remain elevated. While we may reach a trade deal, we believe we are in a technology cold war, and technology supply chains will continue to separate between those that supply China and those that supply the West. We believe the economic uncertainty created by the trade war, combined with the beginning of the 2020 election cycle, will give corporate executives pause in thinking about spending on expansion projects. This in turn is likely to continue to hold global growth back.

Equities seem to be reasonably priced, particularly given the low interest rate backdrop. We will continue to monitor the strength of the U.S. consumer, which we expect to be the primary driver of future economic growth. Companies with misunderstood business models continue to comprise the core of our portfolio. Management execution is the key driver of performance for many of these stocks. As these management teams enhance operations, streamline corporate structures and/or focus on deleveraging initiatives, we believe these stocks will drive outperformance as the market comes to appreciate the intrinsic value of the business.

Thank you for your investment in the Janus Henderson Contrarian Fund.

2	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Ball Corp	1.71%	ICU Medical Inc	-1.04%
	PagSeguro Digital Ltd	1.65%	Flex Ltd	-0.79%
	Crown Holdings Inc	1.49%	PacWest Bancorp	-0.72%
	Anadarko Petroleum Corp	1.11%	TD Ameritrade Holding Corp	-0.51%
	L3Harris Technologies Inc	0.97%	Amneal Pharmaceuticals Inc	-0.42%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Materials	4.48%	13.88%	2.66%
	Energy	2.53%	0.97%	5.24%
	Information Technology	2.14%	12.35%	21.00%
	Communication Services	0.51%	15.80%	10.23%
	Consumer Discretionary	0.33%	3.52%	10.09%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-1.21%	14.43%	14.55%
	Financials	-1.08%	19.81%	13.22%
	Consumer Staples	-0.87%	0.00%	7.32%
	Real Estate	-0.56%	0.01%	3.02%
	Industrials	-0.25%	12.04%	9.40%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Crown Holdings Inc
Containers & Packaging	5.7%
TD Ameritrade Holding Corp
Capital Markets	5.1%
L3Harris Technologies Inc
Aerospace & Defense	4.4%
GCI Liberty Inc
Media	4.1%
Vivendi SA
Entertainment	3.9%
23.2%

Asset Allocation - (% of Net Assets)
Common Stocks	92.6%
Investment Companies	4.1%
Corporate Bonds	3.7%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	8.76%	5.34%	9.18%	7.11%	0.87%	0.87%
Class A Shares at MOP	2.50%	4.10%	8.53%	6.79%
Class C Shares at NAV	8.08%	4.59%	8.36%	6.31%	1.60%	1.60%
Class C Shares at CDSC	7.09%	4.59%	8.36%	6.31%
Class D Shares(1)	8.99%	5.55%	9.40%	7.29%	0.65%	0.65%
Class I Shares	9.05%	5.62%	9.48%	7.25%	0.57%	0.57%
Class N Shares	9.16%	5.47%	9.31%	7.25%	0.50%	0.50%
Class R Shares	8.21%	4.87%	8.72%	6.64%	1.47%	1.42%
Class S Shares	8.52%	5.15%	9.01%	6.91%	1.04%	1.04%
Class T Shares	8.92%	5.47%	9.31%	7.25%	0.74%	0.74%
S&P 500 Index	4.25%	10.84%	13.24%	6.10%
Morningstar Quartile - Class T Shares	1st	3rd	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	14/432	260/360	252/305	86/158

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Contrarian Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 29, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,099.10	$5.16	$1,000.00	$1,020.16	$4.96	0.98%
Class C Shares	$1,000.00	$1,095.40	$8.56	$1,000.00	$1,016.90	$8.24	1.63%
Class D Shares	$1,000.00	$1,099.80	$3.95	$1,000.00	$1,021.31	$3.80	0.75%
Class I Shares	$1,000.00	$1,100.30	$3.63	$1,000.00	$1,021.61	$3.50	0.69%
Class N Shares	$1,000.00	$1,100.50	$3.26	$1,000.00	$1,021.96	$3.14	0.62%
Class R Shares	$1,000.00	$1,096.10	$7.99	$1,000.00	$1,017.45	$7.69	1.52%
Class S Shares	$1,000.00	$1,097.30	$6.52	$1,000.00	$1,018.85	$6.28	1.24%
Class T Shares	$1,000.00	$1,099.40	$4.42	$1,000.00	$1,020.86	$4.26	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – 3.7%
Industrial Conglomerates – 3.7%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ (cost $103,625,531)	$112,675,000	$106,900,406
Common Stocks – 92.6%
Aerospace & Defense – 5.4%
Axon Enterprise Inc*	529,992	30,092,946
L3Harris Technologies Inc	605,188	126,266,424
		156,359,370
Banks – 4.2%
Citigroup Inc	1,150,764	79,494,777
Webster Financial Corp	904,620	42,399,539
		121,894,316
Biotechnology – 3.2%
Insmed Inc*	2,240,547	39,523,249
Neurocrine Biosciences Inc*	574,690	51,785,316
		91,308,565
Capital Markets – 11.2%
Apollo Global Management Inc	2,984,344	112,867,890
Intercontinental Exchange Inc	696,129	64,231,823
TD Ameritrade Holding Corp	3,124,492	145,913,776
		323,013,489
Chemicals – 1.5%
Air Products & Chemicals Inc	197,967	43,920,959
Construction Materials – 2.4%
Summit Materials Inc*,£	3,179,690	70,589,118
Containers & Packaging – 6.9%
Ball Corp	449,985	32,763,408
Crown Holdings Inc*	2,503,103	165,355,284
		198,118,692
Diversified Financial Services – 0.3%
GTY Technology Holdings Inc*,#	1,184,588	7,427,367
Entertainment – 10.4%
Liberty Media Corp-Liberty Formula One*	2,464,565	102,501,258
Vivendi SA	4,118,380	113,013,087
Walt Disney Co	653,589	85,175,719
		300,690,064
Equity Real Estate Investment Trusts (REITs) – 1.4%
VICI Properties Inc	1,749,580	39,627,987
Health Care Equipment & Supplies – 2.8%
Globus Medical Inc*	579,473	29,622,660
ICU Medical Inc*	312,025	49,799,190
		79,421,850
Hotels, Restaurants & Leisure – 2.0%
Norwegian Cruise Line Holdings Ltd*	1,096,465	56,763,993
Independent Power and Renewable Electricity Producers – 5.1%
NRG Energy Inc	1,784,768	70,676,813
Vistra Energy Corp	2,873,384	76,805,554
		147,482,367
Industrial Conglomerates – 1.5%
General Electric Co	4,795,883	42,875,194
Information Technology Services – 3.0%
Pagseguro Digital Ltd*	1,895,112	87,762,637
Interactive Media & Services – 2.3%
Alphabet Inc - Class C*	54,025	65,856,475
Leisure Products – 1.0%
Hasbro Inc	243,120	28,855,913
Machinery – 6.1%
Stanley Black & Decker Inc	577,768	83,435,477

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
Wabtec Corp	1,279,797	$91,966,212
		175,401,689
Media – 4.1%
GCI Liberty Inc*	1,884,289	116,957,818
Metals & Mining – 3.2%
Constellium NV*	5,204,894	66,154,203
Freeport-McMoRan Inc	2,799,185	26,788,200
		92,942,403
Multi-Utilities – 3.1%
Sempra Energy	602,436	88,925,578
Pharmaceuticals – 2.0%
Allergan PLC	214,962	36,175,955
Collegium Pharmaceutical Inc*,£	1,818,594	20,877,459
		57,053,414
Semiconductor & Semiconductor Equipment – 3.6%
Lam Research Corp	197,810	45,715,869
Microchip Technology Inc	624,766	58,047,009
		103,762,878
Software – 1.1%
Avalara Inc*	489,199	32,918,201
Technology Hardware, Storage & Peripherals – 2.0%
NCR Corp*	1,782,078	56,242,382
Trading Companies & Distributors – 1.3%
Ferguson PLC	530,256	38,745,641
Wireless Telecommunication Services – 1.5%
T-Mobile US Inc*	544,261	42,871,439
Total Common Stocks (cost $2,371,294,611)		2,667,789,799
Investment Companies – 4.1%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº,£	334,750	334,750
Money Markets – 4.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£	118,196,467	118,196,467
Total Investment Companies (cost $118,531,217)		118,531,217
Total Investments (total cost $2,593,451,359) – 100.4%		2,893,221,422
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(11,807,248)
Net Assets – 100%		$2,881,414,174

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,626,291,495	90.8%
France	113,013,087	3.9
Brazil	87,762,637	3.0
Netherlands	66,154,203	2.3

Total	$2,893,221,422	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/19
Common Stocks - 0.7%
Construction Materials - N/A
Summit Materials Inc*,š	$-	$(10,375,141)	$34,244,581	$	N/A
Health Care Providers & Services - N/A
HLS Therapeutics Inc	73,974	2,157,000	(3,161,168)		-
Pharmaceuticals - 0.7%
Collegium Pharmaceutical Inc*	-	(601,886)	(3,396,185)		20,877,459
Total Common Stocks	$73,974	$(8,820,027)	$27,687,228		$20,877,459
Investment Companies - 4.1%
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	160,586∆	-	-		334,750
Money Markets - 4.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	1,601,726	3,300	-		118,196,467
Total Investment Companies	$1,762,312	$3,300	$-		$118,531,217
Total Affiliated Investments - 4.8%	$1,836,286	$(8,816,727)	$27,687,228		$139,408,676

(1) For securities that were affiliated for a portion of the year ended September 30, 2019, this column reflects amounts for the entire year ended September 30, 2019 and not just the period in which the security was affiliated.

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Common Stocks - 0.7%
Construction Materials - N/A
Summit Materials Inc*,š	3,645,375	2,276,846	(2,742,531)	3,179,690
Health Care Providers & Services - N/A
HLS Therapeutics Inc	1,935,741	1,935,741Ð	(3,871,482)Ð	-
Pharmaceuticals - 0.7%
Collegium Pharmaceutical Inc*	1,171,914	748,589	(101,909)	1,818,594
Investment Companies - 4.1%
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	3,301,625	466,622,339	(469,589,214)	334,750
Money Markets - 4.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	59,674,290	1,068,887,786	(1,010,365,609)	118,196,467

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

#	Loaned security; a portion of the security is on loan at September 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of September 30, 2019.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$106,900,406	$-
Common Stocks	2,667,789,799	-	-
Investment Companies	-	118,531,217	-
Total Assets	$2,667,789,799	$225,431,623	$-

Janus Investment Fund	11

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$2,753,812,746
Affiliated investments, at value(3)	139,408,676
Cash	472
Non-interested Trustees' deferred compensation	74,263
Receivables:
Investments sold	24,068,183
Fund shares sold	5,925,469
Interest	1,658,826
Dividends	1,119,081
Foreign tax reclaims	312,366
Dividends from affiliates	183,175
Other assets	6,886
Total Assets	2,926,570,143
Liabilities:
Collateral for securities loaned (Note 2)	334,750
Payables:	—
Investments purchased	41,667,521
Advisory fees	1,355,002
Fund shares repurchased	976,407
Transfer agent fees and expenses	417,578
Non-interested Trustees' deferred compensation fees	74,263
Professional fees	60,867
Non-interested Trustees' fees and expenses	18,512
12b-1 Distribution and shareholder servicing fees	13,540
Custodian fees	7,376
Affiliated fund administration fees payable	5,949
Accrued expenses and other payables	224,204
Total Liabilities	45,155,969
Net Assets	$2,881,414,174

See Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,269,359,343
Total distributable earnings (loss)	612,054,831
Total Net Assets	$2,881,414,174
Net Assets - Class A Shares	$20,125,613
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	930,561
Net Asset Value Per Share(4)	$21.63
Maximum Offering Price Per Share(5)	$22.95
Net Assets - Class C Shares	$10,556,373
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	528,415
Net Asset Value Per Share(4)	$19.98
Net Assets - Class D Shares	$1,988,710,733
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91,646,747
Net Asset Value Per Share	$21.70
Net Assets - Class I Shares	$90,753,813
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,176,106
Net Asset Value Per Share	$21.73
Net Assets - Class N Shares	$39,055,973
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,801,212
Net Asset Value Per Share	$21.68
Net Assets - Class R Shares	$779,644
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,344
Net Asset Value Per Share	$20.88
Net Assets - Class S Shares	$1,032,244
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,908
Net Asset Value Per Share	$21.55
Net Assets - Class T Shares	$730,399,781
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,690,814
Net Asset Value Per Share	$21.68

(1) Includes cost of $2,448,840,846.

(2) Includes $317,240 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $144,610,513.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Contrarian Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$34,743,808
Interest	3,463,861
Dividends from affiliates	1,675,700
Affiliated securities lending income, net	160,586
Other income	1,096
Foreign tax withheld	(372,728)
Total Investment Income	39,672,323
Expenses:
Advisory fees	13,903,807
12b-1 Distribution and shareholder servicing fees:
Class A Shares	44,385
Class C Shares	110,032
Class R Shares	3,473
Class S Shares	2,438
Transfer agent administrative fees and expenses:
Class D Shares	2,222,359
Class R Shares	1,736
Class S Shares	2,489
Class T Shares	1,632,120
Transfer agent networking and omnibus fees:
Class A Shares	19,398
Class C Shares	11,187
Class I Shares	42,847
Other transfer agent fees and expenses:
Class A Shares	1,540
Class C Shares	1,099
Class D Shares	348,795
Class I Shares	2,457
Class N Shares	668
Class R Shares	46
Class S Shares	33
Class T Shares	8,242
Shareholder reports expense	386,963
Registration fees	147,457
Professional fees	98,205
Non-interested Trustees’ fees and expenses	76,918
Affiliated fund administration fees	62,015
Custodian fees	31,740
Other expenses	206,445
Total Expenses	19,368,894
Less: Excess Expense Reimbursement and Waivers	(85,427)
Net Expenses	19,283,467
Net Investment Income/(Loss)	20,388,856

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$304,905,165
Investments in affiliates	(8,816,727)
Total Net Realized Gain/(Loss) on Investments	296,088,438
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(117,032,138)
Investments in affiliates	27,687,228
Total Change in Unrealized Net Appreciation/Depreciation	(89,344,910)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$227,132,384

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Contrarian Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$20,388,856	$13,077,645
Net realized gain/(loss) on investments	296,088,438	199,980,809
Change in unrealized net appreciation/depreciation	(89,344,910)	202,296,835
Net Increase/(Decrease) in Net Assets Resulting from Operations	227,132,384	415,355,289
Dividends and Distributions to Shareholders
Class A Shares	(1,306,188)	(988,770)
Class C Shares	(921,287)	(1,846,338)
Class D Shares	(130,044,636)	(136,146,535)
Class I Shares	(3,674,159)	(4,829,794)
Class N Shares	(1,825,989)	(1,833,679)
Class R Shares	(48,055)	(50,300)
Class S Shares	(69,577)	(245,468)
Class T Shares	(45,148,251)	(48,816,373)
Net Decrease from Dividends and Distributions to Shareholders	(183,038,142)	(194,757,257)
Capital Share Transactions:
Class A Shares	4,639,832	(773,296)
Class C Shares	(7,795,100)	(9,770,402)
Class D Shares	30,574,375	(55,211,917)
Class I Shares	35,268,978	(25,520,409)
Class N Shares	11,502,731	5,120,393
Class R Shares	86,405	(115,254)
Class S Shares	(12,857)	(3,080,689)
Class T Shares	43,924,102	(51,022,860)
Net Increase/(Decrease) from Capital Share Transactions	118,188,466	(140,374,434)
Net Increase/(Decrease) in Net Assets	162,282,708	80,223,598
Net Assets:
Beginning of period	2,719,131,466	2,638,907,868
End of period	$2,881,414,174	$2,719,131,466

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.61	$19.92	$18.53	$18.56	$23.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.06	0.05	0.07	0.05
Net realized and unrealized gain/(loss)	1.36	3.10	2.02	0.43	(2.26)
Total from Investment Operations	1.48	3.16	2.07	0.50	(2.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	—(2)	(0.03)	(0.06)
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(1.46)	(1.47)	(0.68)	(0.53)	(2.34)
Net Asset Value, End of Period	$21.63	$21.61	$19.92	$18.53	$18.56
Total Return*	8.76%	16.89%	11.24%	2.77%	(10.76)%
Net Assets, End of Period (in thousands)	$20,126	$14,940	$14,557	$53,928	$102,425
Average Net Assets for the Period (in thousands)	$17,754	$13,854	$30,749	$73,939	$114,845
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.87%	0.82%	0.90%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.87%	0.82%	0.90%	1.13%
Ratio of Net Investment Income/(Loss)	0.58%	0.31%	0.25%	0.37%	0.21%
Portfolio Turnover Rate	76%	59%	116%	51%	70%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.16	$18.80	$17.64	$17.79	$22.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.07)	(0.10)	(0.06)	(0.11)
Net realized and unrealized gain/(loss)	1.26	2.90	1.94	0.41	(2.16)
Total from Investment Operations	1.24	2.83	1.84	0.35	(2.27)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Net Asset Value, End of Period	$19.98	$20.16	$18.80	$17.64	$17.79
Total Return*	8.08%	16.10%	10.46%	2.02%	(11.44)%
Net Assets, End of Period (in thousands)	$10,556	$19,126	$27,507	$47,112	$77,497
Average Net Assets for the Period (in thousands)	$12,089	$21,999	$35,731	$58,609	$86,160
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.56%	1.53%	1.62%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.56%	1.53%	1.62%	1.89%
Ratio of Net Investment Income/(Loss)	(0.10)%	(0.38)%	(0.54)%	(0.36)%	(0.54)%
Portfolio Turnover Rate	76%	59%	116%	51%	70%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.65	$19.97	$18.60	$18.64	$23.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.11	0.06	0.10	0.08
Net realized and unrealized gain/(loss)	1.37	3.11	2.06	0.44	(2.27)
Total from Investment Operations	1.53	3.22	2.12	0.54	(2.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.07)	(0.07)	(0.08)	(0.07)
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(1.48)	(1.54)	(0.75)	(0.58)	(2.35)
Net Asset Value, End of Period	$21.70	$21.65	$19.97	$18.60	$18.64
Total Return*	8.99%	17.20%	11.43%	2.98%	(10.63)%
Net Assets, End of Period (in thousands)	$1,988,711	$1,925,749	$1,824,343	$1,830,310	$1,976,590
Average Net Assets for the Period (in thousands)	$1,855,826	$1,841,765	$1,882,932	$1,856,945	$2,354,562
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.65%	0.64%	0.70%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.65%	0.64%	0.70%	0.95%
Ratio of Net Investment Income/(Loss)	0.80%	0.53%	0.33%	0.56%	0.35%
Portfolio Turnover Rate	76%	59%	116%	51%	70%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.68	$19.99	$18.61	$18.64	$23.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.12	0.07	0.11	0.10
Net realized and unrealized gain/(loss)	1.37	3.12	2.07	0.44	(2.28)
Total from Investment Operations	1.54	3.24	2.14	0.55	(2.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.08)	(0.08)	(0.10)
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(1.49)	(1.55)	(0.76)	(0.58)	(2.38)
Net Asset Value, End of Period	$21.73	$21.68	$19.99	$18.61	$18.64
Total Return*	9.05%	17.29%	11.54%	3.05%	(10.60)%
Net Assets, End of Period (in thousands)	$90,754	$54,348	$75,603	$93,875	$248,586
Average Net Assets for the Period (in thousands)	$59,058	$58,166	$104,290	$144,380	$382,723
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.57%	0.56%	0.63%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.57%	0.56%	0.63%	0.86%
Ratio of Net Investment Income/(Loss)	0.85%	0.60%	0.37%	0.61%	0.44%
Portfolio Turnover Rate	76%	59%	116%	51%	70%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$21.63	$19.96	$19.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.14	0.01
Net realized and unrealized gain/(loss)	1.36	3.10	0.46
Total from Investment Operations	1.55	3.24	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.10)	—
Distributions (from capital gains)	(1.42)	(1.47)	—
Total Dividends and Distributions	(1.50)	(1.57)	—
Net Asset Value, End of Period	$21.68	$21.63	$19.96
Total Return*	9.16%	17.37%	2.41%
Net Assets, End of Period (in thousands)	$39,056	$26,808	$19,528
Average Net Assets for the Period (in thousands)	$28,593	$24,664	$12,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.50%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	0.92%	0.69%	0.44%
Portfolio Turnover Rate	76%	59%	116%

Class R Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.97	$19.47	$18.19	$18.27	$22.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	(0.05)	(0.04)	—(3)	(0.05)
Net realized and unrealized gain/(loss)	1.32	3.02	2.00	0.42	(2.21)
Total from Investment Operations	1.33	2.97	1.96	0.42	(2.26)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Net Asset Value, End of Period	$20.88	$20.97	$19.47	$18.19	$18.27
Total Return*	8.21%	16.26%	10.81%	2.36%	(11.13)%
Net Assets, End of Period (in thousands)	$780	$676	$740	$1,058	$1,592
Average Net Assets for the Period (in thousands)	$695	$667	$974	$1,191	$2,031
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.47%	1.23%	1.27%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.48%	1.41%	1.23%	1.27%	1.54%
Ratio of Net Investment Income/(Loss)	0.04%	(0.24)%	(0.21)%	0.00%(4)	(0.23)%
Portfolio Turnover Rate	76%	59%	116%	51%	70%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Contrarian Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.53	$19.89	$18.53	$18.55	$23.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.02	—(2)	0.04	—(2)
Net realized and unrealized gain/(loss)	1.37	3.09	2.04	0.44	(2.25)
Total from Investment Operations	1.44	3.11	2.04	0.48	(2.25)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.01)
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(1.42)	(1.47)	(0.68)	(0.50)	(2.29)
Net Asset Value, End of Period	$21.55	$21.53	$19.89	$18.53	$18.55
Total Return*	8.52%	16.65%	11.05%	2.65%	(10.92)%
Net Assets, End of Period (in thousands)	$1,032	$1,033	$3,842	$4,052	$4,578
Average Net Assets for the Period (in thousands)	$996	$3,068	$3,920	$4,208	$6,905
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.04%	0.98%	1.04%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.03%	0.97%	1.03%	1.28%
Ratio of Net Investment Income/(Loss)	0.33%	0.10%	0.00%(3)	0.22%	0.01%
Portfolio Turnover Rate	76%	59%	116%	51%	70%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.63	$19.95	$18.58	$18.62	$23.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.09	0.05	0.09	0.06
Net realized and unrealized gain/(loss)	1.38	3.11	2.05	0.43	(2.26)
Total from Investment Operations	1.52	3.20	2.10	0.52	(2.20)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	(0.05)	(0.06)	(0.05)
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(1.47)	(1.52)	(0.73)	(0.56)	(2.33)
Net Asset Value, End of Period	$21.68	$21.63	$19.95	$18.58	$18.62
Total Return*	8.92%	17.11%	11.35%	2.87%	(10.68)%
Net Assets, End of Period (in thousands)	$730,400	$676,452	$672,788	$754,333	$940,738
Average Net Assets for the Period (in thousands)	$652,848	$656,674	$741,874	$814,169	$1,252,238
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.74%	0.73%	0.79%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.73%	0.72%	0.77%	1.02%
Ratio of Net Investment Income/(Loss)	0.72%	0.44%	0.26%	0.48%	0.27%
Portfolio Turnover Rate	76%	59%	116%	51%	70%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Contrarian Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Janus Investment Fund	21

Janus Henderson Contrarian Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

22	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	23

Janus Henderson Contrarian Fund

Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the

24	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements

EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$317,240	$—	$(317,240)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits,

Janus Investment Fund	25

Janus Henderson Contrarian Fund

Notes to Financial Statements

repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $317,240. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2019 is $334,750, resulting in the net amount due to the counterparty of $17,510.

26	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	27

Janus Henderson Contrarian Fund

Notes to Financial Statements

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund,

28	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements

and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $6,223.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

Janus Investment Fund	29

Janus Henderson Contrarian Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $432.

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	73	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $11,936,441 in purchases .

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 55,536,642	$ 258,637,268	$ -	$ -	$ -	$ (66,463)	$297,947,384

30	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,595,274,038	$375,888,614	$(77,941,230)	$ 297,947,384

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 89,769,868	$ 93,268,274	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 27,021,173	$ 167,736,084	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 3,835,804	$ (1,512,102)	$ (2,323,702)

Capital has been adjusted by $3,835,803, including $3,157,748 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	31

Janus Henderson Contrarian Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	413,666	$ 8,224,490	163,878	$ 3,339,177
Reinvested dividends and distributions	67,958	1,146,458	43,596	825,705
Shares repurchased	(242,468)	(4,731,116)	(246,836)	(4,938,178)
Net Increase/(Decrease)	239,156	$ 4,639,832	(39,362)	$ (773,296)
Class C Shares:
Shares sold	58,945	$ 1,020,053	43,992	$ 818,406
Reinvested dividends and distributions	44,462	696,277	86,158	1,530,158
Shares repurchased	(523,727)	(9,511,430)	(644,770)	(12,118,966)
Net Increase/(Decrease)	(420,320)	$ (7,795,100)	(514,620)	$ (9,770,402)
Class D Shares:
Shares sold	2,847,325	$ 56,818,834	1,863,725	$ 37,760,019
Reinvested dividends and distributions	7,467,962	126,208,562	6,992,332	132,434,739
Shares repurchased	(7,634,054)	(152,453,021)	(11,244,335)	(225,406,675)
Net Increase/(Decrease)	2,681,233	$ 30,574,375	(2,388,278)	$(55,211,917)
Class I Shares:
Shares sold	2,600,734	$ 53,968,075	775,122	$ 15,663,396
Reinvested dividends and distributions	169,932	2,873,546	211,245	4,003,084
Shares repurchased	(1,101,908)	(21,572,643)	(2,260,733)	(45,186,889)
Net Increase/(Decrease)	1,668,758	$ 35,268,978	(1,274,366)	$(25,520,409)
Class N Shares:
Shares sold	674,798	$ 14,173,891	468,821	$ 9,399,345
Reinvested dividends and distributions	107,622	1,814,499	97,020	1,833,679
Shares repurchased	(220,534)	(4,485,659)	(304,865)	(6,112,631)
Net Increase/(Decrease)	561,886	$ 11,502,731	260,976	$ 5,120,393
Class R Shares:
Shares sold	8,085	$ 148,586	4,582	$ 88,787
Reinvested dividends and distributions	2,862	46,801	2,658	49,098
Shares repurchased	(5,830)	(108,982)	(13,008)	(253,139)
Net Increase/(Decrease)	5,117	$ 86,405	(5,768)	$ (115,254)
Class S Shares:
Shares sold	5,525	$ 109,528	13,013	$ 266,206
Reinvested dividends and distributions	4,132	69,577	12,981	245,468
Shares repurchased	(9,728)	(191,962)	(171,192)	(3,592,363)
Net Increase/(Decrease)	(71)	$ (12,857)	(145,198)	$ (3,080,689)
Class T Shares:
Shares sold	5,035,479	$103,383,425	2,400,717	$ 48,704,842
Reinvested dividends and distributions	2,619,366	44,241,090	2,517,400	47,679,561
Shares repurchased	(5,237,969)	(103,700,413)	(7,361,090)	(147,407,263)
Net Increase/(Decrease)	2,416,876	$ 43,924,102	(2,442,973)	$(51,022,860)

32	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,958,775,989	$2,047,570,025	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Contrarian Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Contrarian Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Contrarian Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Contrarian Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$96,426,022
Dividends Received Deduction Percentage	53%
Qualified Dividend Income Percentage	54%

52	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

54	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	57

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

58	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	59

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

60	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Henderson Contrarian Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Associate Portfolio Manager at Thornburg Investment Management (2012-2013).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Contrarian Fund

Notes

NotesPage1

64	SEPTEMBER 30, 2019

Janus Henderson Contrarian Fund

Notes

NotesPage1

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93038 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Emerging Markets Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Fund

Janus Henderson Emerging Markets Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Emerging Markets Fund seeks strong, risk-adjusted returns by looking to identify the most compelling opportunities within countries across various stages of economic and political development. By seeking to combine bottom-up, fundamental research; top-down macro analysis; and a keen focus on governance and quantitative input; the investment team aims to create high-conviction portfolios of reasonably valued, high-quality companies.

Daniel J. Graña Portfolio manager

PERFORMANCE

The Janus Henderson Emerging Markets Fund underperformed its benchmark, the MSCI Emerging Markets IndexSM, for the 12-month period ending September 30, 2019. The Fund’s I shares returned -4.48%, compared with a -2.02% return for the index.

INVESTMENT ENVIRONMENT

Global markets gained slightly during the 12-month period. Appetite for risk and enthusiasm for the emerging-market asset class increased during the period. We are mindful that there are a number of fault lines opening up across the region as well as globally, and that liquidity alone cannot solve these issues. In spite of speculative fervor running high, we ended the period with a number of economic indicators signifying that the global economy is plateauing and suggesting that investors should brace for continued market volatility. External shocks such as Brexit, the 2020 presidential campaign and the U.S.-China trade war impacted sentiment over the period and could present additional headwinds.

PERFORMANCE DISCUSSION

During the 12-month period, exposure to India detracted most at the regional level. Indian telecom company Vodafone Idea was the Fund’s top detractor at the stock level, as the tech service sector came under scrutiny when an American multinational IT services company issued disappointing results. Cipla, a major generic drug maker in India, also produced weak returns. Compania Cervecerias Unidas, a Chilean diversified-beverages company, and Shoprite Holdings, a food retailer and wholesaler operating in South Africa, also detracted from performance.

The Fund’s Brazilian exposure contributed to performance, with Duratex, a company that manufactures and sells reconstituted wood panels and laminated floors as well as bathroom fixtures and fittings, aiding returns, as well as Banco Bradesco, a Brazilian private-sector bank. The Fund benefited from rising commodity prices with its holdings in Australia-based gold-mining company Newcrest Mining, the biggest contributor to the Fund’s performance.

OUTLOOK

There is considerable investment appetite for loss, creating “unicorns” and initial public offerings (IPOs) in both Asian and broader global equity markets. Such conditions can be a breeding ground for increased investment risk over a sensible time-horizon. It also suggests that it is a time for caution.

We see a number of risks across the region within banking systems, that loose monetary policy may not be able to fix. Against a policy backdrop that has been focused on deleveraging, there is a risk of large and cash-rich private corporations being required to perform “national service” rather than focus on profitable growth and returning profits to shareholders. Signs of stress are becoming more visible, yet valuations in many parts of our universe do not appear to reflect this. Outside of Asia, particularly in Africa, valuations look more reasonable, as long as one is prepared to take a long-term view. We believe that as headwinds abate, many good-quality African businesses should return to growth and current valuations don’t appear to reflect this.

Janus Investment Fund	1

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Newcrest Mining Ltd	2.28%	Vodafone Idea Ltd	-0.97%
	Duratex SA	0.77%	Cipla Ltd	-0.82%
	Banco Bradesco SA	0.54%	Shoprite Holdings Ltd	-0.79%
	Merida Industry Co Ltd	0.50%	Grasim Industries Ltd	-0.74%
	China Resources Beer Holdings Co Ltd	0.46%	Cia Cervecerias Unidas SA (ADR)	-0.51%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index
		Contribution	(Average % of Equity)	Weighting
	Materials	2.72%	10.15%	7.44%
	Utilities	0.33%	4.17%	2.65%
	Other**	0.28%	5.48%	0.00%
	Information Technology	-0.10%	10.01%	14.46%
	Industrials	-0.24%	5.17%	5.40%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-1.06%	39.02%	6.61%
	Financials	-1.02%	14.11%	24.63%
	Communication Services	-0.67%	0.93%	12.82%
	Consumer Discretionary	-0.43%	6.12%	12.23%
	Real Estate	-0.28%	0.03%	2.99%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Tencent Holdings Ltd
Interactive Media & Services	6.7%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	5.7%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	5.6%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	5.3%
Ping An Insurance Group Co of China Ltd
Insurance	3.3%
26.6%

Asset Allocation - (% of Net Assets)
Common Stocks	91.6%
Investment Companies	4.1%
Preferred Stocks	1.1%
Other	3.2%
100.0%

Emerging markets comprised 83.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

Janus Investment Fund	3

Janus Henderson Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-4.66%	0.40%	-0.44%	1.52%	1.33%
Class A Shares at MOP	-10.16%	-0.78%	-1.11%
Class C Shares at NAV	-5.48%	-0.36%	-1.19%	2.29%	2.10%
Class C Shares at CDSC	-6.41%	-0.36%	-1.19%
Class D Shares(1)	-4.59%	0.45%	-0.44%	1.39%	1.17%
Class I Shares	-4.48%	0.65%	-0.19%	1.27%	1.10%
Class N Shares	-4.43%	0.63%	-0.33%	1.21%	1.04%
Class S Shares	-4.49%	0.26%	-0.70%	1.86%	1.54%
Class T Shares	-4.66%	0.39%	-0.51%	1.46%	1.29%
MSCI Emerging Markets Index	-2.02%	2.33%	0.88%
Morningstar Quartile - Class I Shares	4th	3rd	4th
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	736/852	495/663	325/408

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Emerging Markets Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about April 19, 2019, Glen Finegan is removed and Stephen Deane is added as Co-Portfolio Manager of the Fund.

Effective on or about September 16, 2019, Stephen Deane and Michael Cahoon are removed as Co-Portfolio Managers, and Daniel Graña is Portfolio Manager of the Fund.

*The Predecessor Fund’s inception date – December 31, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$949.90	$5.72	$1,000.00	$1,019.20	$5.92	1.17%
Class C Shares	$1,000.00	$945.00	$9.95	$1,000.00	$1,014.84	$10.30	2.04%
Class D Shares	$1,000.00	$949.20	$5.47	$1,000.00	$1,019.45	$5.67	1.12%
Class I Shares	$1,000.00	$950.20	$5.43	$1,000.00	$1,019.50	$5.62	1.11%
Class N Shares	$1,000.00	$950.30	$4.69	$1,000.00	$1,020.26	$4.86	0.96%
Class S Shares	$1,000.00	$949.40	$3.62	$1,000.00	$1,021.36	$3.75	0.74%
Class T Shares	$1,000.00	$950.20	$5.92	$1,000.00	$1,019.00	$6.12	1.21%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 91.6%
Automobiles – 1.2%
Maruti Suzuki India Ltd	9,439	$894,571
Banks – 7.2%
Abu Dhabi Commercial Bank PJSC	442,712	947,429
Banco Bradesco SA	110,540	831,458
Bank Tabungan Pensiunan Nasional Syariah Tbk PT*	3,405,100	791,884
Commercial International Bank Egypt SAE	385,133	1,773,537
HDFC Bank Ltd	55,429	960,134
		5,304,442
Beverages – 4.7%
Fomento Economico Mexicano SAB de CV (ADR)	14,572	1,334,504
Guinness Nigeria PLC	1,453,938	136,305
Heineken Holding NV	19,540	1,945,269
		3,416,078
Building Products – 0.9%
China Lesso Group Holdings Ltd	686,000	649,457
Chemicals – 0.9%
UPL Ltd	75,453	643,085
Commercial Services & Supplies – 2.8%
A-Living Services Co Ltd (144A)	328,500	757,803
Sunny Friend Environmental Technology Co Ltd	150,000	1,310,402
		2,068,205
Construction & Engineering – 1.9%
Samsung Engineering Co Ltd*	44,115	619,676
Wijaya Karya Persero Tbk PT	5,589,400	758,252
		1,377,928
Construction Materials – 0.8%
Grasim Industries Ltd	54,464	561,155
Containers & Packaging – 0%
Nampak Ltd*	60,691	38,048
Diversified Consumer Services – 1.0%
Fu Shou Yuan International Group Ltd	855,000	756,000
Diversified Financial Services – 1.4%
Chailease Holding Co Ltd	265,000	1,067,043
Electrical Equipment – 1.8%
KEI Industries Ltd	103,927	796,964
Voltronic Power Technology Corp	27,000	555,607
		1,352,571
Entertainment – 1.1%
NetEase Inc (ADR)	2,910	774,584
Food & Staples Retailing – 4.5%
CP ALL PCL (NVDR)	371,900	988,125
Jeronimo Martins SGPS SA	45,627	769,732
Shoprite Holdings Ltd	92,648	750,609
X5 Retail Group NV (GDR) (REG)	22,013	770,015
		3,278,481
Hotels, Restaurants & Leisure – 0.8%
Sands China Ltd	132,400	599,706
Household Durables – 1.2%
Haier Smart Home Co Ltd	421,195	902,649
Information Technology Services – 2.8%
Infosys Ltd	121,845	1,385,304
Pagseguro Digital Ltd*	14,205	657,833
		2,043,137
Insurance – 5.7%
AIA Group Ltd	81,200	767,191
IRB Brasil Resseguros S/A	105,394	955,360
Ping An Insurance Group Co of China Ltd	213,500	2,453,037
		4,175,588

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Interactive Media & Services – 8.0%
Tencent Holdings Ltd	117,500	$4,950,367
Yandex NV*	25,365	888,029
		5,838,396
Internet & Direct Marketing Retail – 8.8%
Alibaba Group Holding Ltd (ADR)*	24,441	4,087,268
MercadoLibre Inc*	1,146	631,710
Naspers Ltd	11,309	1,714,597
		6,433,575
Machinery – 2.1%
China Conch Venture Holdings Ltd	210,500	778,884
Zhengzhou Yutong Bus Co Ltd	383,734	747,118
		1,526,002
Metals & Mining – 0.9%
Ivanhoe Mines Ltd*	242,821	630,561
Multiline Retail – 1.3%
Poya International Co Ltd	65,000	922,951
Oil, Gas & Consumable Fuels – 6.4%
CNOOC Ltd	722,000	1,101,770
Geopark Ltd*	40,342	742,696
LUKOIL PJSC (ADR)	18,204	1,506,199
Petroleo Brasileiro SA (ADR)	93,814	1,357,489
		4,708,154
Personal Products – 4.3%
LG Household & Health Care Ltd	1,256	1,372,568
Unilever PLC	29,573	1,777,717
		3,150,285
Pharmaceuticals – 0.7%
Mega Lifesciences PCL	527,200	538,751
Real Estate Management & Development – 2.0%
Ayala Land Inc	903,700	862,535
Logan Property Holdings Co Ltd	420,000	598,048
		1,460,583
Semiconductor & Semiconductor Equipment – 7.6%
MediaTek Inc	64,000	758,803
Sino-American Silicon Products Inc	369,000	976,645
Taiwan Semiconductor Manufacturing Co Ltd	440,000	3,853,532
		5,588,980
Specialty Retail – 1.1%
Wilcon Depot Inc	2,500,300	796,274
Technology Hardware, Storage & Peripherals – 5.7%
Samsung Electronics Co Ltd	102,693	4,211,615
Thrifts & Mortgage Finance – 1.8%
Housing Development Finance Corp Ltd	48,689	1,358,437
Wireless Telecommunication Services – 0.2%
Safaricom PLC	593,774	157,386
Total Common Stocks (cost $64,511,500)		67,224,678
Preferred Stocks – 1.1%
Electric Utilities – 1.1%
Cia Paranaense de Energia	64,529	770,540
Oil, Gas & Consumable Fuels – 0%
International Petroleum Ltd¢	955,965	0
Total Preferred Stocks (cost $1,005,209)		770,540

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2019

Shares		Value
Investment Companies – 4.1%
Money Markets – 4.1%
Fidelity Investments Money Market Treasury Portfolio, 1.8200%ºº (cost $3,015,331)	3,015,331	$3,015,331
Total Investments (total cost $68,532,040) – 96.8%		71,010,549
Cash, Receivables and Other Assets, net of Liabilities – 3.2%		2,351,502
Net Assets – 100%		$73,362,051

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$18,556,985	26.1%
Taiwan	9,444,983	13.3
India	6,599,650	9.3
South Korea	6,203,859	8.7
Brazil	5,204,390	7.3
Russia	3,164,243	4.5
United States	3,015,331	4.3
South Africa	2,503,254	3.5
Netherlands	1,945,269	2.7
United Kingdom	1,777,717	2.5
Egypt	1,773,537	2.5
Philippines	1,658,809	2.3
Indonesia	1,550,136	2.2
Thailand	1,526,876	2.2
Hong Kong	1,366,897	1.9
Mexico	1,334,504	1.9
United Arab Emirates	947,429	1.3
Portugal	769,732	1.1
Chile	742,696	1.1
Canada	630,561	0.9
Kenya	157,386	0.2
Nigeria	136,305	0.2

Total	$71,010,549	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Common Stocks - N/A
Wireless Telecommunication Services - N/A
Vodafone Idea Ltd	$-	$(2,932,212)	$1,711,977	$-

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Common Stocks - N/A
Wireless Telecommunication Services - N/A
Vodafone Idea Ltd	2,185,834	8,586,420Ð	(10,772,254)Ð	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $757,803, which represents 1.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

¢	Security is valued using significant unobservable inputs.

Ð	All or a portion is the result of a corporate action.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Commercial Services & Supplies	$757,803	$1,310,402	$-
Diversified Financial Services	-	1,067,043	-
Electrical Equipment	796,964	555,607	-
Household Durables	-	902,649	-
Machinery	778,884	747,118	-
Multiline Retail	-	922,951	-
Pharmaceuticals	-	538,751	-
Semiconductor & Semiconductor Equipment	-	5,588,980	-
All Other	53,257,526	-	-
Preferred Stocks	-	770,540	0
Investment Companies	3,015,331	-	-
Total Assets	$58,606,508	$12,404,041	$0

Janus Investment Fund	11

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$71,010,549
Cash denominated in foreign currency(2)	2,560,510
Non-interested Trustees' deferred compensation	1,895
Receivables:
Investments sold	3,725,394
Dividends	179,937
Foreign tax reclaims	160,505
Fund shares sold	116,117
Other assets	12,898
Total Assets	77,767,805
Liabilities:
Payables:	—
Investments purchased	4,155,318
Fund shares repurchased	76,350
Professional fees	58,044
Custodian fees	46,589
Transfer agent fees and expenses	12,481
12b-1 Distribution and shareholder servicing fees	3,962
Advisory fees	3,324
Non-interested Trustees' deferred compensation fees	1,895
Non-interested Trustees' fees and expenses	829
Affiliated fund administration fees payable	159
Accrued expenses and other payables	46,803
Total Liabilities	4,405,754
Net Assets	$73,362,051

See Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$81,136,264
Total distributable earnings (loss)(3)	(7,774,213)
Total Net Assets	$73,362,051
Net Assets - Class A Shares	$4,858,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	557,417
Net Asset Value Per Share(4)	$8.72
Maximum Offering Price Per Share(5)	$9.25
Net Assets - Class C Shares	$3,432,015
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	407,587
Net Asset Value Per Share(4)	$8.42
Net Assets - Class D Shares	$10,956,693
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,247,304
Net Asset Value Per Share	$8.78
Net Assets - Class I Shares	$34,499,164
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,929,065
Net Asset Value Per Share	$8.78
Net Assets - Class N Shares	$16,530,762
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,880,730
Net Asset Value Per Share	$8.79
Net Assets - Class S Shares	$76,569
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,694
Net Asset Value Per Share	$8.81
Net Assets - Class T Shares	$3,007,926
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	342,697
Net Asset Value Per Share	$8.78

(1) Includes cost of $68,532,040.

(2) Includes cost of $2,560,510.

(3) Includes $157,135 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Fund

Statement of Operations

For the year ended September 30, 2019

See footnotes at the end of the Statement.

Investment Income:
Dividends	$3,557,859
Interest	29,108
Other income	78,550
Foreign tax withheld	(425,691)
Total Investment Income	3,239,826
Expenses:
Advisory fees	1,232,554
12b-1 Distribution and shareholder servicing fees:
Class A Shares	22,210
Class C Shares	45,578
Class S Shares	1,108
Transfer agent administrative fees and expenses:
Class D Shares	14,776
Class S Shares	1,219
Class T Shares	10,114
Transfer agent networking and omnibus fees:
Class A Shares	5,483
Class C Shares	3,652
Class I Shares	46,461
Other transfer agent fees and expenses:
Class A Shares	1,044
Class C Shares	556
Class D Shares	5,961
Class I Shares	4,450
Class N Shares	919
Class S Shares	18
Class T Shares	131
Professional fees	123,322
Registration fees	120,908
Custodian fees	116,296
Non-affiliated fund administration fees	75,419
Shareholder reports expense	44,260
Non-interested Trustees’ fees and expenses	3,560
Affiliated fund administration fees	2,846
Other expenses	25,217
Total Expenses	1,908,062
Less: Excess Expense Reimbursement and Waivers	(462,646)
Net Expenses	1,445,416
Net Investment Income/(Loss)	1,794,410

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$(7,185,672)
Investments in affiliates	(2,932,212)
Net payments from affiliates (Note 3)	228,182
Total Net Realized Gain/(Loss) on Investments	(9,889,702)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	1,199,963
Investments in affiliates	1,711,977
Total Change in Unrealized Net Appreciation/Depreciation	2,911,940
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(5,183,352)

(1) Includes realized foreign capital gains tax on investments of $(178,063). (2) Includes change in unrealized appreciation/depreciation of $273,603 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$1,794,410	$2,146,633
Net realized gain/(loss) on investments	(9,889,702)	4,021,591
Change in unrealized net appreciation/depreciation	2,911,940	(17,308,273)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,183,352)	(11,140,049)
Dividends and Distributions to Shareholders
Class A Shares	(457,330)	(459,832)
Class C Shares	(116,611)	(200,053)
Class D Shares	(428,310)	(475,263)
Class I Shares	(2,922,779)	(3,741,499)
Class N Shares	(815,126)	(902,442)
Class S Shares	(13,840)	(9,313)
Class T Shares	(146,144)	(237,676)
Net Decrease from Dividends and Distributions to Shareholders	(4,900,140)	(6,026,078)
Capital Share Transactions:
Class A Shares	(10,008,606)	1,667,423
Class C Shares	(2,184,824)	(2,358,097)
Class D Shares	(1,182,282)	(1,628,266)
Class I Shares	(66,839,075)	5,040,165
Class N Shares	(7,083,972)	(13,936,642)
Class S Shares	(1,596,508)	1,685,020
Class T Shares	(1,543,913)	(2,295,108)
Net Increase/(Decrease) from Capital Share Transactions	(90,439,180)	(11,825,505)
Net Increase/(Decrease) in Net Assets	(100,522,672)	(28,991,632)
Net Assets:
Beginning of period	173,884,723	202,876,355
End of period	$73,362,051	$173,884,723

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.48	$10.36	$10.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.10	0.04
Net realized and unrealized gain/(loss)	(0.55)	(0.67)	0.13
Total from Investment Operations	(0.45)	(0.57)	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.10)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.31)	(0.31)	—
Net Asset Value, End of Period	$8.72	$9.48	$10.36
Total Return*	(4.66)%(3)	(5.80)%	1.67%
Net Assets, End of Period (in thousands)	$4,859	$15,771	$15,562
Average Net Assets for the Period (in thousands)	$8,932	$16,103	$15,471
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.51%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.33%	1.46%
Ratio of Net Investment Income/(Loss)	1.11%	0.93%	2.18%
Portfolio Turnover Rate	68%	26%	2%

Class C Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.12	$9.98	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.01	0.02
Net realized and unrealized gain/(loss)	(0.55)	(0.65)	0.13
Total from Investment Operations	(0.50)	(0.64)	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.20)	(0.22)	—
Net Asset Value, End of Period	$8.42	$9.12	$9.98
Total Return*	(5.38)%(4)	(6.59)%	1.53%
Net Assets, End of Period (in thousands)	$3,432	$5,985	$9,017
Average Net Assets for the Period (in thousands)	$4,604	$8,442	$8,877
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.54%	2.26%	2.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.11%	2.07%	2.35%
Ratio of Net Investment Income/(Loss)	0.56%	0.11%	1.29%
Portfolio Turnover Rate	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (4.89)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (5.61)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$9.10	$8.60	$9.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.02
Net realized and unrealized gain/(loss)	1.05	0.39	(1.24)
Total from Investment Operations	1.15	0.52	(1.22)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.02)	—
Total Dividends and Distributions	(0.06)	(0.02)	—
Net Asset Value, End of Period	$10.19	$9.10	$8.60
Total Return*	12.80%	6.07%	(12.42)%
Net Assets, End of Period (in thousands)	$15,124	$6,510	$8,272
Average Net Assets for the Period (in thousands)	$12,523	$5,958	$8,108
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	2.36%(2)	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.79%	1.79%
Ratio of Net Investment Income/(Loss)	1.05%	1.64%	0.21%
Portfolio Turnover Rate	32%	86%	148%

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$8.79	$8.35	$9.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.06	(0.06)
Net realized and unrealized gain/(loss)	1.02	0.38	(1.20)
Total from Investment Operations	1.05	0.44	(1.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—
Total Dividends and Distributions	(0.01)	—	—
Net Asset Value, End of Period	$9.83	$8.79	$8.35
Total Return*	12.03%	5.27%	(13.11)%
Net Assets, End of Period (in thousands)	$8,530	$3,553	$3,049
Average Net Assets for the Period (in thousands)	$6,219	$3,028	$3,471
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%	3.16%(2)	2.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%	2.54%	2.54%
Ratio of Net Investment Income/(Loss)	0.37%	0.70%	(0.62)%
Portfolio Turnover Rate	32%	86%	148%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.53	$10.41	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.11	0.04
Net realized and unrealized gain/(loss)	(0.59)	(0.67)	0.13
Total from Investment Operations	(0.45)	(0.56)	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.11)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.30)	(0.32)	—
Net Asset Value, End of Period	$8.78	$9.53	$10.41
Total Return*	(4.59)%(3)	(5.64)%	1.66%
Net Assets, End of Period (in thousands)	$10,957	$13,104	$16,053
Average Net Assets for the Period (in thousands)	$12,337	$15,607	$16,501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.38%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.15%	1.46%
Ratio of Net Investment Income/(Loss)	1.51%	1.08%	2.18%
Portfolio Turnover Rate	68%	26%	2%

Class I Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.52	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.12	0.04
Net realized and unrealized gain/(loss)	(0.57)	(0.69)	0.14
Total from Investment Operations	(0.43)	(0.57)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.12)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.31)	(0.33)	—
Net Asset Value, End of Period	$8.78	$9.52	$10.42
Total Return*	(4.38)%(4)	(5.72)%	1.76%
Net Assets, End of Period (in thousands)	$34,499	$107,276	$112,952
Average Net Assets for the Period (in thousands)	$71,330	$119,036	$110,859
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.26%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.09%	1.20%
Ratio of Net Investment Income/(Loss)	1.49%	1.17%	2.42%
Portfolio Turnover Rate	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (4.82)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (4.61)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.12
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$16,527
Average Net Assets for the Period (in thousands)	$14,711
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%
Ratio of Net Investment Income/(Loss)	4.63%
Portfolio Turnover Rate	32%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$9.13	$8.63	$9.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.13	0.03
Net realized and unrealized gain/(loss)	1.03	0.42	(1.25)
Total from Investment Operations	1.18	0.55	(1.22)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.05)	(0.01)
Total Dividends and Distributions	(0.07)	(0.05)	(0.01)
Net Asset Value, End of Period	$10.24	$9.13	$8.63
Total Return*	13.15%	6.41%	(12.34)%
Net Assets, End of Period (in thousands)	$107,513	$36,815	$12,652
Average Net Assets for the Period (in thousands)	$62,396	$21,242	$15,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	2.09%(3)	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.54%	1.54%
Ratio of Net Investment Income/(Loss)	1.63%	1.52%	0.37%
Portfolio Turnover Rate	32%	86%	148%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.53	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.12	0.05
Net realized and unrealized gain/(loss)	(0.57)	(0.68)	0.13
Total from Investment Operations	(0.42)	(0.56)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.12)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.32)	(0.33)	—
Net Asset Value, End of Period	$8.79	$9.53	$10.42
Total Return*	(4.33)%(3)	(5.63)%	1.76%
Net Assets, End of Period (in thousands)	$16,531	$25,134	$41,206
Average Net Assets for the Period (in thousands)	$21,520	$29,832	$41,394
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.20%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.03%	1.05%
Ratio of Net Investment Income/(Loss)	1.65%	1.15%	2.59%
Portfolio Turnover Rate	68%	26%	2%

Class S Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.51	$10.41	$10.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.13	0.04
Net realized and unrealized gain/(loss)	(0.52)	(0.73)	0.14
Total from Investment Operations	(0.44)	(0.60)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.09)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.26)	(0.30)	—
Net Asset Value, End of Period	$8.81	$9.51	$10.41
Total Return*	(4.49)%(4)	(5.98)%	1.76%
Net Assets, End of Period (in thousands)	$77	$1,753	$316
Average Net Assets for the Period (in thousands)	$488	$1,189	$311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.25%	1.85%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.47%	1.51%
Ratio of Net Investment Income/(Loss)	0.89%	1.28%	2.11%
Portfolio Turnover Rate	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (4.56)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (4.72)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$9.13	$8.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.06
Net realized and unrealized gain/(loss)	0.79	1.06
Total from Investment Operations	1.19	1.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.05)
Total Dividends and Distributions	(0.08)	(0.05)
Net Asset Value, End of Period	$10.24	$9.13
Total Return*	13.17%	13.92%
Net Assets, End of Period (in thousands)	$40,785	$318
Average Net Assets for the Period (in thousands)	$6,417	$282
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	2.17%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.54%
Ratio of Net Investment Income/(Loss)	4.20%	1.07%
Portfolio Turnover Rate	32%	86%

Class S Shares
For a share outstanding during the period ended July 31	2017(4)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.23
Total Return*	1.79%
Net Assets, End of Period (in thousands)	$304
Average Net Assets for the Period (in thousands)	$266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%
Ratio of Net Investment Income/(Loss)	4.51%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.52	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.10	0.04
Net realized and unrealized gain/(loss)	(0.57)	(0.68)	0.14
Total from Investment Operations	(0.44)	(0.58)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.11)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.30)	(0.32)	—
Net Asset Value, End of Period	$8.78	$9.52	$10.42
Total Return*	(4.56)%(3)	(5.86)%	1.76%
Net Assets, End of Period (in thousands)	$3,008	$4,862	$7,770
Average Net Assets for the Period (in thousands)	$4,046	$7,275	$7,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.45%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.26%	1.30%
Ratio of Net Investment Income/(Loss)	1.41%	0.93%	2.34%
Portfolio Turnover Rate	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (4.79)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$7,629
Average Net Assets for the Period (in thousands)	$6,024
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%
Ratio of Net Investment Income/(Loss)	5.01%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Emerging Markets Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Janus Investment Fund	25

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

26	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

Janus Investment Fund	27

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

28	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Over $2 Billion	0.85

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus

Janus Investment Fund	29

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.03% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $602.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $66 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $515.

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	94	21
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

During the period ended September 30, 2019, Janus Capital made a contribution to the Fund to cover broker commission fees related to registration of foreign securities. The impact of the contribution on total return was 0.23%.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,148,914	$ -	$ (11,164,035)	$ -	$ -	$ (11,862)	$ 2,252,770

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(4,568,355)	$(6,595,680)	$ (11,164,035)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 68,914,914	$ 4,632,620	$ (2,536,985)	$ 2,095,635

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,008,793	$ 2,891,347	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,216,228	$ 3,809,850	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (250,043)	$ 250,043

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	117,396	$ 1,066,661	383,787	$ 3,936,588
Reinvested dividends and distributions	53,031	456,598	43,786	459,318
Shares repurchased	(1,277,310)	(11,531,865)	(264,893)	(2,728,483)
Net Increase/(Decrease)	(1,106,883)	$(10,008,606)	162,680	$ 1,667,423
Class C Shares:
Shares sold	68,357	$ 581,489	101,326	$ 1,045,988
Reinvested dividends and distributions	13,874	115,990	19,689	200,042
Shares repurchased	(330,948)	(2,882,303)	(368,078)	(3,604,127)
Net Increase/(Decrease)	(248,717)	$ (2,184,824)	(247,063)	$ (2,358,097)
Class D Shares:
Shares sold	299,067	$ 2,738,295	442,991	$ 4,710,846
Reinvested dividends and distributions	48,819	422,774	44,501	468,597
Shares repurchased	(476,175)	(4,343,351)	(653,294)	(6,807,709)
Net Increase/(Decrease)	(128,289)	$ (1,182,282)	(165,802)	$ (1,628,266)
Class I Shares:
Shares sold	2,864,218	$ 26,094,612	3,088,473	$ 32,124,711
Reinvested dividends and distributions	337,015	2,915,180	355,623	3,741,158
Shares repurchased	(10,535,869)	(95,848,867)	(3,022,589)	(30,825,704)
Net Increase/(Decrease)	(7,334,636)	$(66,839,075)	421,507	$ 5,040,165
Class N Shares:
Shares sold	74,824	$ 684,311	173,321	$ 1,842,762
Reinvested dividends and distributions	94,125	815,126	85,702	902,442
Shares repurchased	(925,237)	(8,583,409)	(1,576,603)	(16,681,846)
Net Increase/(Decrease)	(756,288)	$ (7,083,972)	(1,317,580)	$(13,936,642)
Class S Shares:
Shares sold	5,649	$ 51,820	177,508	$ 1,919,126
Reinvested dividends and distributions	1,596	13,840	884	9,313
Shares repurchased	(182,908)	(1,662,168)	(24,410)	(243,419)
Net Increase/(Decrease)	(175,663)	$ (1,596,508)	153,982	$ 1,685,020
Class T Shares:
Shares sold	33,594	$ 299,757	220,044	$ 2,320,877
Reinvested dividends and distributions	16,876	146,144	22,535	237,294
Shares repurchased	(218,637)	(1,989,814)	(477,618)	(4,853,279)
Net Increase/(Decrease)	(168,167)	$ (1,543,913)	(235,039)	$ (2,295,108)

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

6.  Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$79,193,945	$ 167,285,256	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Emerging Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Emerging Markets Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

42	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Janus Investment Fund	43

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

50	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

52	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Janus Henderson Emerging Markets Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$2,891,347
Foreign Taxes Paid	$421,334
Foreign Source Income	$3,374,153
Dividends Received Deduction Percentage	2%
Qualified Dividend Income Percentage	100%

54	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	55

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

56	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	57

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

58	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	59

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

60	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	61

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

62	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2019

Janus Henderson Emerging Markets Fund

Notes

NotesPage1

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93079 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Enterprise Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Enterprise Fund

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Brian Demain co-portfolio manager	Cody Wheaton co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Enterprise Fund’s Class I Shares returned 10.28% over the 12-month period ended September 30, 2019. The Fund’s benchmark, the Russell Midcap® Growth Index, returned 5.20%.

INVESTMENT ENVIRONMENT

Mid-cap stocks ended the 12-month period higher despite a backdrop of market volatility. In the fourth quarter of 2018, global economic uncertainty, trade conflicts and a rising federal funds rate drove stocks lower. Stocks reversed course in the first quarter of 2019, after trade tensions eased and the Federal Reserve (Fed) indicated it would take a cautious approach to raising interest rates as long as inflation remained low. Stocks rose in the second quarter, supported by resilient corporate profits and GDP growth. Nonetheless, continued U.S.-China trade conflicts and signs of weakening global growth persisted through the period, and pressured stocks with more cyclical exposure. Volatility extended into the third quarter, as global economic fears and heightened rhetoric over trade overshadowed the relative resilience in the U.S. economy. Nonetheless, there were signs that weaker international growth was starting to hurt the U.S. manufacturing sector, and the Fed acknowledged signs of slowing with two interest rate cuts. Against this backdrop, investors were quick to punish any companies with negative earnings news, and late in the third quarter they rotated away from some higher-valuation growth stocks that outperformed earlier in year.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Russell Midcap Growth Index, due largely to strong stock selection in several sectors, including information technology. Within technology, the Fund has been underexposed to high-multiple Internet and Software as a Service (SaaS) stocks. While we do have some exposure to software, we have focused on profitable companies benefiting from resilient subscription-based revenues within well-defended industry verticals. These may not be the fastest growers within the software space, but they have established track records of execution and fit our valuation discipline. Constellation Software, for example, was one of the Fund’s top contributors for the 12-month period. This diversified software company has deployed capital toward strategic acquisitions, which the market has generally viewed favorably given Constellation’s history of creating value with the companies it targets. The stock performed well over the period, and we continue to like its strategy of delivering “mission critical” software for niche industries, where it operates with relatively little competition and has a high degree of pricing power.

Stock selection in industrials was also beneficial. We tend to own fewer economically sensitive industrial companies than the index, and that positioning helped in an environment where global economic growth was a growing market concern. CoStar, another top contributor, is an example of a less economically dependent stock we own. Its solid earnings and guidance helped support its stock performance over the period, and we continue to like the recurring revenue streams associated with its subscription-based commercial real estate database. We also see positive optionality around its business in the apartment rental market. In our view, CoStar’s informational database acts as a wide competitive moat that is difficult for any competitor to replicate.

Health care is another area where we’ve looked for innovation, and we believe aging populations in developed countries and rising incomes in emerging markets will fuel positive demand trends in the sector. Despite these

Janus Investment Fund	1

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

trends, several individual health care stocks were notable detractors during the period. ICU Medical supplies IV delivery solutions, including IV pumps, consumable bags and IV solution. The stock declined in the third quarter after overcapacity in the IV solution market led the company to cut back production. Despite this setback, we believe pricing in the IV solution market will eventually stabilize, and we continue to like the high margins and strong competitive positioning of the company’s IV pump and consumables businesses.

Neurocrine Biosciences was another detractor. One of its products, Ingrezza, treats tardive dyskinesia, a debilitating condition characterized by involuntary and repetitive movement, and a condition that may be caused by some antipsychotic medications. Sales of Ingrezza initially exceeded expectations, highlighting the large market opportunity in this first indication. The company had hoped to expand the drug’s addressable market, winning new indications such as to manage Tourette syndrome. These hopes received a setback in late 2018 due to disappointing clinical trial results, and the stock declined. In our view this market response was excessive. The market for Tourette syndrome is small relative to the drug’s approved market, and we continued to believe in the potential for its products to address high, unmet medical needs. For this reason we held onto the stock, which subsequently regained some ground in 2019 after the company reported solid second quarterly results and positive adoption trends for Ingrezza. We believe the drug has the potential to grow into a substantial source of revenue for the company.

DERIVATIVES USE

To the extent we invest in foreign holdings, we may use forward exchange contracts to hedge the foreign currency. During the period, our aggregate derivative positions contributed to relative results. (Please see “Notes to Financial Statements” for information about the derivatives used by the Fund.)

OUTLOOK

Despite the volatility of the past 12 months, we remain concerned about high valuations within pockets of the mid-cap market. Specifically, we see extreme valuations for stocks tied to secular growth themes and stocks of companies with steady, economically resilient business models. These concerns are not new, and we don’t believe the late third quarter market rotation away from these stocks did enough to correct excessive valuations in certain high-growth equities. For that reason, while we like many of these companies’ business models and management teams, our valuation discipline has led us to remain underweight in these types of securities.

Looking ahead, we also see multiple sources of potential market volatility, including slower global economic growth and trade conflict. Additionally, as the U.S. election season approaches, we anticipate populist rhetoric from both sides of the political spectrum could target certain business groups. We believe by investing in well-managed, innovative companies that treat customers and employees fairly, and by avoiding areas of the market – such as health care services – that may be more sensitive to regulatory change, we will be better able to navigate this environment. We also plan to take advantage of volatility, seeking out exceptional growth companies should their valuations become more attractive.

2	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Constellation Software Inc/Canada	0.75%	ICU Medical Inc	-0.38%
	CoStar Group Inc	0.71%	Neurocrine Biosciences Inc	-0.31%
	KLA Corp	0.62%	Ryanair Holdings PLC (ADR)	-0.24%
	Lam Research Corp	0.58%	PerkinElmer Inc	-0.23%
	Global Payments Inc	0.57%	GoDaddy Inc	-0.22%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	2.12%	16.95%	14.57%
	Financials	1.10%	11.05%	6.13%
	Industrials	1.05%	18.60%	16.17%
	Information Technology	1.03%	32.00%	32.34%
	Energy	0.65%	0.82%	1.46%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-0.34%	0.00%	3.15%
	Materials	-0.16%	1.37%	3.41%
	Real Estate	-0.13%	3.36%	2.40%
	Consumer Discretionary	0.01%	8.15%	16.12%
	Other**	0.18%	6.43%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Constellation Software Inc/Canada
Software	2.3%
Global Payments Inc
Information Technology Services	2.2%
Aon PLC
Insurance	2.1%
Microchip Technology Inc
Semiconductor & Semiconductor Equipment	2.1%
Nice Ltd (ADR)
Software	2.1%
10.8%

Asset Allocation - (% of Net Assets)
Common Stocks	92.9%
Investment Companies	6.9%
Preferred Stocks	0.2%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	9.88%	14.45%	15.15%	11.22%	1.16%
Class A Shares at MOP(1)	3.56%	13.11%	14.47%	10.98%
Class C Shares at NAV(1)	9.25%	13.75%	14.37%	10.44%	1.74%
Class C Shares at CDSC(1)	8.25%	13.75%	14.37%	10.44%
Class D Shares(1)	10.22%	14.80%	15.47%	11.37%	0.81%
Class I Shares(1)	10.28%	14.87%	15.57%	11.33%	0.75%
Class N Shares(1)	10.38%	14.98%	15.38%	11.33%	0.66%
Class R Shares(1)	9.56%	14.12%	14.79%	10.84%	1.41%
Class S Shares(1)	9.83%	14.41%	15.08%	11.10%	1.16%
Class T Shares(1)	10.12%	14.70%	15.38%	11.33%	0.91%
Russell Midcap Growth Index	5.20%	11.12%	14.08%	10.29%
Morningstar Quartile - Class T Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	35/610	28/553	29/506	31/132

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,081.70	$5.74	$1,000.00	$1,019.55	$5.57	1.10%
Class C Shares	$1,000.00	$1,078.60	$8.70	$1,000.00	$1,016.70	$8.44	1.67%
Class D Shares	$1,000.00	$1,083.30	$4.23	$1,000.00	$1,021.01	$4.10	0.81%
Class I Shares	$1,000.00	$1,083.60	$3.92	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$1,084.20	$3.45	$1,000.00	$1,021.76	$3.35	0.66%
Class R Shares	$1,000.00	$1,080.00	$7.35	$1,000.00	$1,018.00	$7.13	1.41%
Class S Shares	$1,000.00	$1,081.30	$6.05	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,082.80	$4.70	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 92.9%
Aerospace & Defense – 3.6%
HEICO Corp	950,685	$92,511,157
L3Harris Technologies Inc	1,572,814	328,151,913
Teledyne Technologies Inc*	1,116,692	359,563,657
		780,226,727
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	2,030,937	134,813,598
Auto Components – 0.5%
Visteon Corp*,£	1,263,047	104,251,899
Banks – 0.4%
SVB Financial Group*	397,504	83,058,461
Biotechnology – 2.3%
Celgene Corp*	2,323,016	230,675,489
Neurocrine Biosciences Inc*	1,826,798	164,612,768
Sage Therapeutics Inc*	321,905	45,160,052
Sarepta Therapeutics Inc*	618,883	46,614,268
		487,062,577
Capital Markets – 4.7%
Cboe Global Markets Inc	1,298,534	149,214,542
LPL Financial Holdings Inc£	4,357,313	356,863,935
MSCI Inc	639,921	139,342,798
TD Ameritrade Holding Corp	8,125,148	379,444,412
		1,024,865,687
Commercial Services & Supplies – 3.0%
Cimpress NV*,£	2,154,740	284,080,922
Edenred	3,438,610	164,997,819
Ritchie Bros Auctioneers Inc	4,870,747	194,342,805
		643,421,546
Consumer Finance – 0.6%
Synchrony Financial	3,750,332	127,848,818
Containers & Packaging – 1.3%
Sealed Air Corp	6,542,565	271,581,873
Diversified Consumer Services – 1.9%
frontdoor Inc*	2,553,727	124,034,520
ServiceMaster Global Holdings Inc*	5,107,456	285,506,790
		409,541,310
Electrical Equipment – 1.7%
Sensata Technologies Holding PLC*	7,500,411	375,470,575
Electronic Equipment, Instruments & Components – 5.5%
Belden Inc£	2,149,628	114,661,158
Dolby Laboratories Inc£	3,593,696	232,296,509
Flex Ltd*	16,349,377	171,096,230
National Instruments Corp	5,909,661	248,146,665
TE Connectivity Ltd	4,617,128	430,223,987
		1,196,424,549
Entertainment – 0.6%
Liberty Media Corp-Liberty Formula One*	2,912,862	121,145,931
Equity Real Estate Investment Trusts (REITs) – 3.3%
Crown Castle International Corp	2,658,380	369,541,404
Lamar Advertising Co£	4,251,997	348,366,114
		717,907,518
Health Care Equipment & Supplies – 7.6%
Boston Scientific Corp*	10,361,024	421,590,067
Cooper Cos Inc	1,373,983	408,072,951
DENTSPLY SIRONA Inc	1,020,662	54,411,491
ICU Medical Inc*	738,542	117,871,303
STERIS PLC	2,356,290	340,460,342
Teleflex Inc	526,725	178,954,819

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Varian Medical Systems Inc*	1,012,999	$120,638,051
		1,641,999,024
Hotels, Restaurants & Leisure – 3.3%
Aramark	5,025,079	218,992,943
Dunkin' Brands Group Inc	3,419,609	271,380,170
Norwegian Cruise Line Holdings Ltd*	4,220,162	218,477,787
		708,850,900
Industrial Conglomerates – 1.3%
Carlisle Cos Inc	1,921,888	279,711,579
Information Technology Services – 11.6%
Amdocs Ltd	5,484,437	362,576,130
Broadridge Financial Solutions Inc	2,904,640	361,424,355
Euronet Worldwide Inc*	604,708	88,468,780
Fidelity National Information Services Inc	2,652,558	352,153,600
Gartner Inc*	1,095,763	156,683,151
Global Payments Inc	2,959,632	470,581,488
GoDaddy Inc*	4,966,443	327,685,909
WEX Inc*	1,933,556	390,713,661
		2,510,287,074
Insurance – 5.6%
Aon PLC	2,391,118	462,848,711
Intact Financial Corp	3,674,011	369,814,016
WR Berkley Corp	5,220,135	377,050,351
		1,209,713,078
Internet & Direct Marketing Retail – 0.4%
Wayfair Inc*	689,841	77,344,973
Life Sciences Tools & Services – 4.8%
IQVIA Holdings Inc*	1,969,684	294,231,396
PerkinElmer Inc	3,909,525	332,974,244
PRA Health Sciences Inc*	1,384,790	137,412,712
Waters Corp*	1,244,934	277,906,617
		1,042,524,969
Machinery – 2.6%
Middleby Corp*	1,239,190	144,861,311
Rexnord Corp*,£	6,076,057	164,357,342
Wabtec Corp	3,492,998	251,006,836
		560,225,489
Media – 0.7%
Omnicom Group Inc	1,868,902	146,335,027
Oil, Gas & Consumable Fuels – 1.8%
Magellan Midstream Partners LP	5,799,646	384,342,540
Pharmaceuticals – 1.1%
Catalent Inc*	4,239,328	202,046,372
Elanco Animal Health Inc*	1,478,545	39,314,512
		241,360,884
Professional Services – 3.8%
CoStar Group Inc*	422,099	250,389,127
IHS Markit Ltd*	2,976,743	199,084,572
Verisk Analytics Inc	2,328,712	368,262,516
		817,736,215
Road & Rail – 0.8%
Old Dominion Freight Line Inc	1,057,628	179,765,031
Semiconductor & Semiconductor Equipment – 7.0%
KLA Corp	1,973,353	314,651,136
Lam Research Corp	1,327,916	306,894,667
Microchip Technology Inc	4,895,969	454,884,480
ON Semiconductor Corp*	16,014,916	307,646,536

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Xilinx Inc	1,211,262	$116,160,026
		1,500,236,845
Software – 7.6%
Atlassian Corp PLC*	1,755,500	220,209,920
Constellation Software Inc/Canada	498,709	498,125,472
Intuit Inc	477,664	127,029,964
Nice Ltd (ADR)*,£	3,102,650	446,161,070
SS&C Technologies Holdings Inc	6,650,389	342,960,561
		1,634,486,987
Specialty Retail – 1.2%
CarMax Inc*	1,740,472	153,161,536
Williams-Sonoma Inc	1,523,296	103,553,662
		256,715,198
Textiles, Apparel & Luxury Goods – 1.1%
Gildan Activewear Inc	6,528,988	231,779,074
Trading Companies & Distributors – 0.6%
Ferguson PLC	1,715,179	125,327,596
Total Common Stocks (cost $12,589,143,662)		20,026,363,552
Preferred Stocks – 0.2%
Machinery – 0.2%
Rexnord Corp, 5.7500%, 11/15/19£ (cost $30,000,000)	600,000	32,818,682
Investment Companies – 6.9%
Money Markets – 6.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $1,490,802,402)	1,490,802,402	1,490,802,402
Total Investments (total cost $14,109,946,064) – 100.0%		21,549,984,636
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,155,359
Net Assets – 100%		$21,551,139,995

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$19,289,740,862	89.5%
Canada	1,294,061,367	6.0
Israel	446,161,070	2.1
Australia	220,209,920	1.0
France	164,997,819	0.8
Ireland	134,813,598	0.6

Total	$21,549,984,636	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/19
Common Stocks - 4.9%
Auto Components - N/A
Visteon Corp*,š	$-	$-	$(8,277,066)	$	N/A
Capital Markets - 1.7%
LPL Financial Holdings Inc	4,356,473	-	75,795,023		356,863,935
Commercial Services & Supplies - 1.3%
Cimpress NV*	-	-	(6,301,805)		284,080,922
Electronic Equipment, Instruments & Components - 1.1%
Belden Incš	374,127	-	(34,572,221)		N/A
Dolby Laboratories Inc	2,227,883	-	(13,025,220)		232,296,509
Total Electronic Equipment, Instruments & Components	$2,602,010	$-	$(47,597,441)		$232,296,509
Equity Real Estate Investment Trusts (REITs) - N/A
Lamar Advertising Coš	14,661,885	-	23,512,843		N/A
Machinery - 0.8%
Rexnord Corp*	-	-	(22,737,756)		164,357,342
Software - N/A
Nice Ltd (ADR)*,š	-	-	91,251,287		N/A
Total Common Stocks	$21,620,368	$-	$105,645,085		$1,037,598,708
Preferred Stocks - 0.2%
Machinery - 0.2%
Rexnord Corp, 5.7500%, 11/15/19	1,725,000	-	(5,787,418)		32,818,682
Investment Companies - 6.9%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	1,269,151∆	-	-		-
Money Markets - 6.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	29,306,472	(1,144)	-		1,490,802,402
Total Investment Companies	$30,575,623	$(1,144)	$-		$1,490,802,402
Total Affiliated Investments - 12%	$53,920,991	$(1,144)	$99,857,667		$2,561,219,792

(1) For securities that were affiliated for a portion of the year ended September 30, 2019, this column reflects amounts for the entire year ended September 30, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Common Stocks - 4.9%
Auto Components - N/A
Visteon Corp*,š	871,662	391,385	-	1,263,047
Capital Markets - 1.7%
LPL Financial Holdings Inc	4,353,951	3,362	-	4,357,313
Commercial Services & Supplies - 1.3%
Cimpress NV*	2,076,494	78,246	-	2,154,740
Electronic Equipment, Instruments & Components - 1.1%
Belden Incš	1,685,721	463,907Ð	-	2,149,628
Dolby Laboratories Inc	2,563,784	1,029,912	-	3,593,696
Equity Real Estate Investment Trusts (REITs) - N/A
Lamar Advertising Coš	4,249,302	2,695	-	4,251,997
Machinery - 0.8%
Rexnord Corp*	6,070,353	5,704	-	6,076,057
Software - N/A
Nice Ltd (ADR)*,š	3,075,085	27,565	-	3,102,650
Preferred Stocks - 0.2%
Machinery - 0.2%
Rexnord Corp, 5.7500%, 11/15/19	600,000	-	-	600,000
Investment Companies - 6.9%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	52,982,934	1,782,492,361	(1,835,475,295)	-
Money Markets - 6.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	1,538,660,985	1,764,270,231	(1,812,128,814)	1,490,802,402

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	10/24/19	(61,197,000)	$46,470,298	$254,235
Euro	10/24/19	(22,806,000)	25,402,532	500,588

				754,823
Citibank, National Association:
Canadian Dollar	10/24/19	(122,595,000)	92,955,182	371,260
Canadian Dollar	10/24/19	(13,120,000)	9,894,349	(13,894)
Euro	10/24/19	(76,963,000)	85,653,270	1,617,128

				1,974,494
Credit Suisse International:
Canadian Dollar	11/27/19	(130,997,000)	99,087,467	110,981
HSBC Securities (USA), Inc.:
Canadian Dollar	12/19/19	(139,683,000)	105,470,485	(118,821)
Euro	12/19/19	(81,961,000)	91,004,720	1,134,357

				1,015,536
JPMorgan Chase Bank, National Association:
Euro	10/24/19	(76,496,000)	85,184,186	1,657,963
Total				$5,513,797

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$5,646,512

Liability Derivatives:
Forward foreign currency exchange contracts	$ 132,715

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$27,016,539

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 6,667,250

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 549,330,524

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of September 30, 2019.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$20,026,363,552	$-	$-
Preferred Stocks	-	32,818,682	-
Investment Companies	-	1,490,802,402	-
Total Investments in Securities	$20,026,363,552	$1,523,621,084	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	5,646,512	-
Total Assets	$20,026,363,552	$1,529,267,596	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$132,715	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$18,988,764,844
Affiliated investments, at value(2)	2,561,219,792
Forward foreign currency exchange contracts	5,646,512
Non-interested Trustees' deferred compensation	556,153
Receivables:
Fund shares sold	64,965,061
Investments sold	10,468,848
Dividends	6,930,659
Dividends from affiliates	2,519,275
Other assets	48,968
Total Assets	21,641,120,112
Liabilities:
Due to custodian	4,356
Forward foreign currency exchange contracts	132,715
Closed foreign currency contracts	48,158
Payables:	—
Fund shares repurchased	56,173,385
Investments purchased	17,730,989
Advisory fees	11,361,230
Transfer agent fees and expenses	2,463,937
Non-interested Trustees' deferred compensation fees	556,153
12b-1 Distribution and shareholder servicing fees	484,506
Non-interested Trustees' fees and expenses	140,534
Professional fees	119,530
Affiliated fund administration fees payable	44,380
Custodian fees	42,535
Accrued expenses and other payables	677,709
Total Liabilities	89,980,117
Net Assets	$21,551,139,995

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$13,131,820,207
Total distributable earnings (loss)	8,419,319,788
Total Net Assets	$21,551,139,995
Net Assets - Class A Shares	$547,328,049
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,022,443
Net Asset Value Per Share(3)	$136.07
Maximum Offering Price Per Share(4)	$144.37
Net Assets - Class C Shares	$212,984,911
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,698,488
Net Asset Value Per Share(3)	$125.40
Net Assets - Class D Shares	$2,061,471,467
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,738,046
Net Asset Value Per Share	$139.87
Net Assets - Class I Shares	$7,666,702,038
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,519,498
Net Asset Value Per Share	$140.62
Net Assets - Class N Shares	$4,860,043,399
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,423,113
Net Asset Value Per Share	$141.19
Net Assets - Class R Shares	$150,860,304
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,148,644
Net Asset Value Per Share	$131.34
Net Assets - Class S Shares	$589,792,272
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,358,017
Net Asset Value Per Share	$135.34
Net Assets - Class T Shares	$5,461,957,555
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,323,156
Net Asset Value Per Share	$138.90

(1) Includes cost of $11,217,749,202.

(2) Includes cost of $2,892,196,862.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Enterprise Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$164,752,790
Dividends from affiliates	52,651,840
Affiliated securities lending income, net	1,269,151
Interest	3,274
Other income	107
Foreign tax withheld	(4,504,524)
Total Investment Income	214,172,638
Expenses:
Advisory fees	125,128,897
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,491,262
Class C Shares	2,102,930
Class R Shares	748,568
Class S Shares	1,481,049
Transfer agent administrative fees and expenses:
Class D Shares	2,311,811
Class R Shares	375,477
Class S Shares	1,481,049
Class T Shares	12,648,014
Transfer agent networking and omnibus fees:
Class A Shares	1,431,175
Class C Shares	152,339
Class I Shares	6,009,456
Other transfer agent fees and expenses:
Class A Shares	52,091
Class C Shares	18,288
Class D Shares	285,220
Class I Shares	273,835
Class N Shares	98,017
Class R Shares	2,564
Class S Shares	8,708
Class T Shares	52,256
Shareholder reports expense	1,233,403
Non-interested Trustees’ fees and expenses	582,682
Affiliated fund administration fees	462,172
Registration fees	406,389
Custodian fees	313,087
Professional fees	238,615
Other expenses	1,068,165
Total Expenses	160,457,519
Less: Excess Expense Reimbursement and Waivers	(561,809)
Net Expenses	159,895,710
Net Investment Income/(Loss)	54,276,928

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$957,311,482
Investments in affiliates	(1,144)
Forward foreign currency exchange contracts	27,016,539
Total Net Realized Gain/(Loss) on Investments	984,326,877
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	807,286,718
Investments in affiliates	98,857,667
Forward foreign currency exchange contracts	6,667,250
Total Change in Unrealized Net Appreciation/Depreciation	912,811,635
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,951,415,440

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Enterprise Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$54,276,928	$28,665,906
Net realized gain/(loss) on investments	984,326,877	921,552,659
Change in unrealized net appreciation/depreciation	912,811,635	2,305,055,268
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,951,415,440	3,255,273,833
Dividends and Distributions to Shareholders
Class A Shares	(34,071,264)	(11,348,176)
Class C Shares	(12,858,752)	(4,848,931)
Class D Shares	(100,885,586)	(32,577,655)
Class I Shares	(336,166,498)	(92,206,062)
Class N Shares	(210,986,462)	(60,508,696)
Class R Shares	(8,368,913)	(3,163,481)
Class S Shares	(33,421,027)	(10,496,024)
Class T Shares	(263,071,002)	(83,341,925)
Net Decrease from Dividends and Distributions to Shareholders	(999,829,504)	(298,490,950)
Capital Share Transactions:
Class A Shares	(140,642,060)	(60,273,902)
Class C Shares	(45,765,892)	(37,451,296)
Class D Shares	(877,821)	(39,951,660)
Class I Shares	846,096,794	967,595,842
Class N Shares	667,657,097	413,303,241
Class R Shares	(16,392,592)	(36,661,889)
Class S Shares	(55,720,217)	(54,295,287)
Class T Shares	(73,334,727)	128,131,557
Net Increase/(Decrease) from Capital Share Transactions	1,181,020,582	1,280,396,606
Net Increase/(Decrease) in Net Assets	2,132,606,518	4,237,179,489
Net Assets:
Beginning of period	19,418,533,477	15,181,353,988
End of period	$21,551,139,995	$19,418,533,477

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$131.70	$111.15	$94.24	$83.92	$83.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.15)	(0.14)	(0.04)	0.14
Net realized and unrealized gain/(loss)	11.19	22.79	18.61	13.68	4.78
Total from Investment Operations	11.17	22.64	18.47	13.64	4.92
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.18)	—
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.80)	(2.09)	(1.56)	(3.32)	(4.97)
Net Asset Value, End of Period	$136.07	$131.70	$111.15	$94.24	$83.92
Total Return*	9.88%	20.63%	19.89%	16.72%	5.88%
Net Assets, End of Period (in thousands)	$547,328	$666,848	$617,749	$552,545	$282,626
Average Net Assets for the Period (in thousands)	$611,182	$647,856	$632,639	$385,855	$180,646
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.16%	1.18%	1.18%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.12%	1.13%	1.15%	1.13%
Ratio of Net Investment Income/(Loss)	(0.02)%	(0.13)%	(0.14)%	(0.05)%	0.16%
Portfolio Turnover Rate	13%	13%	10%	8%	17%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$122.67	$104.26	$89.01	$79.78	$80.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.71)	(0.81)	(0.70)	(0.58)	(0.39)
Net realized and unrealized gain/(loss)	10.24	21.31	17.51	12.95	4.58
Total from Investment Operations	9.53	20.50	16.81	12.37	4.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Net Asset Value, End of Period	$125.40	$122.67	$104.26	$89.01	$79.78
Total Return*	9.25%	19.93%	19.19%	15.95%	5.19%
Net Assets, End of Period (in thousands)	$212,985	$254,496	$250,285	$185,629	$77,748
Average Net Assets for the Period (in thousands)	$219,505	$255,949	$233,290	$118,888	$63,110
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.70%	1.73%	1.81%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.70%	1.73%	1.81%	1.78%
Ratio of Net Investment Income/(Loss)	(0.61)%	(0.71)%	(0.74)%	(0.71)%	(0.46)%
Portfolio Turnover Rate	13%	13%	10%	8%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$134.99	$113.64	$96.10	$85.33	$85.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.23	0.17	0.23	0.48
Net realized and unrealized gain/(loss)	11.50	23.31	19.02	13.92	4.76
Total from Investment Operations	11.87	23.54	19.19	14.15	5.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)	(0.09)	(0.24)	(0.03)
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.99)	(2.19)	(1.65)	(3.38)	(5.00)
Net Asset Value, End of Period	$139.87	$134.99	$113.64	$96.10	$85.33
Total Return*	10.22%	20.99%	20.27%	17.06%	6.19%
Net Assets, End of Period (in thousands)	$2,061,471	$1,973,861	$1,696,184	$1,420,155	$1,214,008
Average Net Assets for the Period (in thousands)	$1,930,540	$1,853,456	$1,547,274	$1,301,480	$1,278,374
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.81%	0.82%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.82%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	0.28%	0.18%	0.17%	0.26%	0.54%
Portfolio Turnover Rate	13%	13%	10%	8%	17%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$135.69	$114.20	$96.60	$85.81	$85.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.32	0.23	0.29	0.50
Net realized and unrealized gain/(loss)	11.55	23.42	19.09	14.00	4.83
Total from Investment Operations	12.00	23.74	19.32	14.29	5.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.16)	(0.16)	(0.36)	(0.06)
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(7.07)	(2.25)	(1.72)	(3.50)	(5.03)
Net Asset Value, End of Period	$140.62	$135.69	$114.20	$96.60	$85.81
Total Return*	10.28%	21.07%	20.32%	17.15%	6.28%
Net Assets, End of Period (in thousands)	$7,666,702	$6,443,068	$4,550,263	$2,524,615	$1,229,458
Average Net Assets for the Period (in thousands)	$6,775,060	$5,408,221	$3,535,026	$1,776,987	$861,229
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.75%	0.77%	0.78%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.77%	0.78%	0.74%
Ratio of Net Investment Income/(Loss)	0.34%	0.25%	0.22%	0.32%	0.55%
Portfolio Turnover Rate	13%	13%	10%	8%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$136.18	$114.57	$96.86	$86.00	$85.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.56	0.42	0.33	0.37	0.55
Net realized and unrealized gain/(loss)	11.60	23.51	19.15	14.03	4.88
Total from Investment Operations	12.16	23.93	19.48	14.40	5.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.23)	(0.21)	(0.40)	(0.09)
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(7.15)	(2.32)	(1.77)	(3.54)	(5.06)
Net Asset Value, End of Period	$141.19	$136.18	$114.57	$96.86	$86.00
Total Return*	10.38%	21.18%	20.45%	17.25%	6.39%
Net Assets, End of Period (in thousands)	$4,860,043	$3,947,225	$2,940,422	$1,416,813	$555,661
Average Net Assets for the Period (in thousands)	$4,213,287	$3,463,197	$2,309,608	$935,924	$253,371
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.67%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.67%	0.68%	0.67%
Ratio of Net Investment Income/(Loss)	0.43%	0.34%	0.31%	0.41%	0.61%
Portfolio Turnover Rate	13%	13%	10%	8%	17%

Class R Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$127.76	$108.20	$92.03	$82.09	$82.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.39)	(0.50)	(0.41)	(0.28)	(0.06)
Net realized and unrealized gain/(loss)	10.77	22.15	18.14	13.36	4.66
Total from Investment Operations	10.38	21.65	17.73	13.08	4.60
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Net Asset Value, End of Period	$131.34	$127.76	$108.20	$92.03	$82.09
Total Return*	9.56%	20.27%	19.56%	16.38%	5.59%
Net Assets, End of Period (in thousands)	$150,860	$162,271	$171,439	$134,396	$98,430
Average Net Assets for the Period (in thousands)	$150,191	$167,123	$160,164	$115,477	$88,440
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.41%	1.42%	1.43%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.42%	1.43%	1.41%
Ratio of Net Investment Income/(Loss)	(0.32)%	(0.43)%	(0.42)%	(0.33)%	(0.07)%
Portfolio Turnover Rate	13%	13%	10%	8%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$131.09	$110.70	$93.89	$83.56	$83.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	(0.21)	(0.17)	(0.07)	0.14
Net realized and unrealized gain/(loss)	11.13	22.69	18.54	13.62	4.74
Total from Investment Operations	11.05	22.48	18.37	13.55	4.88
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.08)	—
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.80)	(2.09)	(1.56)	(3.22)	(4.97)
Net Asset Value, End of Period	$135.34	$131.09	$110.70	$93.89	$83.56
Total Return*	9.84%	20.57%	19.86%	16.67%	5.86%
Net Assets, End of Period (in thousands)	$589,792	$626,458	$580,629	$470,126	$327,972
Average Net Assets for the Period (in thousands)	$592,420	$593,963	$536,354	$391,803	$267,883
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.17%	1.18%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.17%	1.18%	1.17%
Ratio of Net Investment Income/(Loss)	(0.06)%	(0.17)%	(0.17)%	(0.08)%	0.16%
Portfolio Turnover Rate	13%	13%	10%	8%	17%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$134.10	$112.96	$95.60	$84.97	$84.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.11	0.08	0.15	0.39
Net realized and unrealized gain/(loss)	11.44	23.17	18.91	13.85	4.78
Total from Investment Operations	11.68	23.28	18.99	14.00	5.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.05)	(0.07)	(0.23)	(0.01)
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.88)	(2.14)	(1.63)	(3.37)	(4.98)
Net Asset Value, End of Period	$138.90	$134.10	$112.96	$95.60	$84.97
Total Return*	10.12%	20.88%	20.16%	16.96%	6.13%
Net Assets, End of Period (in thousands)	$5,461,958	$5,344,306	$4,374,383	$3,050,476	$1,799,869
Average Net Assets for the Period (in thousands)	$5,059,206	$4,920,845	$3,748,225	$2,355,843	$1,579,228
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.93%	0.91%
Ratio of Net Investment Income/(Loss)	0.19%	0.09%	0.08%	0.17%	0.44%
Portfolio Turnover Rate	13%	13%	10%	8%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Enterprise Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	25

Janus Henderson Enterprise Fund

Notes to Financial Statements

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Janus Henderson Enterprise Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency

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Notes to Financial Statements

translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

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Janus Henderson Enterprise Fund

Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

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Notes to Financial Statements

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

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Janus Henderson Enterprise Fund

Notes to Financial Statements

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$754,823	$—	$—	$754,823
Citibank, National Association	1,988,388	(13,894)	—	1,974,494
Credit Suisse International	110,981	—	—	110,981
HSBC Securities (USA), Inc.	1,134,357	(118,821)	—	1,015,536
JPMorgan Chase Bank, National Association	1,657,963	—	—	1,657,963

Total	$5,646,512	$(132,715)	$—	$5,513,797
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$13,894	$(13,894)	$—	$—
HSBC Securities (USA), Inc.	118,821	(118,821)	—	—

Total	$132,715	$(132,715)	$—	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s

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Notes to Financial Statements

custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2019.

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Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. The previous expense limit (until February 1, 2019) was 0.87%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R

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Notes to Financial Statements

Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’

34	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Notes to Financial Statements

fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $16,931.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $4,484.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $6,318,793 in sales, resulting in a net realized gain of $871,726. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson Enterprise Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 47,535,983	$ 906,336,853	$ -	$ -	$ -	$ (544,414)	$7,465,991,366

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 14,083,993,270	$7,652,654,364	$(186,662,998)	$ 7,465,991,366

Information on the tax components of derivatives as of September 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,513,797	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 38,532,939	$ 961,296,565	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 16,031,687	$ 282,459,263	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (26,274,028)	$ 26,274,028

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Janus Henderson Enterprise Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,133,871	$ 139,424,186	1,296,427	$ 157,464,679
Reinvested dividends and distributions	224,816	24,057,573	67,240	7,778,327
Shares repurchased	(2,399,453)	(304,123,819)	(1,858,006)	(225,516,908)
Net Increase/(Decrease)	(1,040,766)	$ (140,642,060)	(494,339)	$ (60,273,902)
Class C Shares:
Shares sold	81,168	$ 9,058,222	113,459	$ 12,804,618
Reinvested dividends and distributions	120,262	11,913,111	41,231	4,461,996
Shares repurchased	(577,575)	(66,737,225)	(480,534)	(54,717,910)
Net Increase/(Decrease)	(376,145)	$ (45,765,892)	(325,844)	$ (37,451,296)
Class D Shares:
Shares sold	548,676	$ 70,395,573	656,967	$ 81,178,745
Reinvested dividends and distributions	898,116	98,559,340	270,032	31,939,342
Shares repurchased	(1,331,036)	(169,832,734)	(1,231,016)	(153,069,747)
Net Increase/(Decrease)	115,756	$ (877,821)	(304,017)	$ (39,951,660)
Class I Shares:
Shares sold	17,901,555	$2,281,473,886	17,216,812	$2,166,385,521
Reinvested dividends and distributions	2,406,349	265,372,189	612,884	72,835,110
Shares repurchased	(13,271,746)	(1,700,749,281)	(10,189,438)	(1,271,624,789)
Net Increase/(Decrease)	7,036,158	$ 846,096,794	7,640,258	$ 967,595,842
Class N Shares:
Shares sold	8,311,242	$1,075,958,324	6,905,136	$ 863,500,854
Reinvested dividends and distributions	1,899,191	210,126,495	506,110	60,318,238
Shares repurchased	(4,772,714)	(618,427,722)	(4,090,669)	(510,515,851)
Net Increase/(Decrease)	5,437,719	$ 667,657,097	3,320,577	$ 413,303,241
Class R Shares:
Shares sold	286,077	$ 34,610,009	269,194	$ 31,787,109
Reinvested dividends and distributions	73,059	7,563,843	24,919	2,802,672
Shares repurchased	(480,603)	(58,566,444)	(608,453)	(71,251,670)
Net Increase/(Decrease)	(121,467)	$ (16,392,592)	(314,340)	$ (36,661,889)
Class S Shares:
Shares sold	1,169,304	$ 144,670,332	1,191,364	$ 145,538,971
Reinvested dividends and distributions	311,545	33,170,161	91,051	10,487,274
Shares repurchased	(1,901,622)	(233,560,710)	(1,748,844)	(210,321,532)
Net Increase/(Decrease)	(420,773)	$ (55,720,217)	(466,429)	$ (54,295,287)
Class T Shares:
Shares sold	7,771,150	$ 990,769,408	9,667,226	$1,190,543,133
Reinvested dividends and distributions	2,380,078	259,571,317	698,980	82,193,001
Shares repurchased	(10,680,402)	(1,323,675,452)	(9,239,644)	(1,144,604,577)
Net Increase/(Decrease)	(529,174)	$ (73,334,727)	1,126,562	$ 128,131,557

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Janus Henderson Enterprise Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,568,877,230	$2,328,364,623	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Enterprise Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Enterprise Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

40	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$961,296,565
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	67

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68	SEPTEMBER 30, 2019

Janus Henderson Enterprise Fund

Notes

NotesPage1

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93040 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson European Focus Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson European Focus Fund

Janus Henderson European Focus Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson European Focus Fund is a regional equity fund that seeks to achieve long-term capital appreciation primarily through investment in European companies. Management applies a high-conviction approach, with a focus on opportunities that offer material upside potential, regardless of style.

Robert Schramm-Fuchs Portfolio manager

PERFORMANCE

The Janus Henderson European Focus Fund underperformed its benchmark, the MSCI Europe IndexSM, over the period ending September 30, 2019. The Fund’s Class I shares returned -10.30%, while the MSCI Europe Index returned -0.75%.

INVESTMENT ENVIRONMENT

The year under review was characterized by a narrative of synchronized global growth and aging bull markets in most leading equity and bond markets. Markets, however, were dealt a reality check, courtesy of intensifying trade wars and political instability in Europe. Following the strong rebound from the lows that characterized December 2018, the correction duly arrived – encouraging the view that a rebound in both economies and corporate earnings should follow in 2020. Pulling the other way are bond markets, which signified a continued disinflationary environment over the period, and so the tug-of-war between bonds and equities continued. As for European equities, one thing in the region’s favor is that it remains deeply out of favor among investors. Consequently, in the likelihood that we see a repeat of last year’s sell-off, we have aimed to position the Fund to capitalize on opportunities.

PERFORMANCE DISCUSSION

Over the 12-month period, the Fund underperformed its benchmark. Performance was adversely affected by stock picking, chiefly in the industrials, energy and health care sectors. Positive contributions came from the financials and information technology sectors. During the 12-month period, the Fund exited many legacy positions bought under former management as the new manager restructured the Fund. At the time of this writing, high-conviction exposure in the materials, information technology and industrials sectors expresses our top-down views. Our largest underweight exposure is to the financials sector, as we avoid banks due to their structurally challenged business models.

Legacy positions in the energy and industrials sectors were among the primary detractors, where laggards included TransGlobe Energy Corp., an internationally focused oil exploration and production company, and Kosmos Energy, a company focused on deepwater exploration and production.

German automotive, defense and electronics group Rheinmetall was the largest stock contributor, aided by a solid defense outlook. We added to the weighting over the period. Strong performers also included luxury goods manufacturer Kering, as consumer sectors were among the stronger areas of the market.

Activity of note during the year included the introduction of Nestlé, the multinational food manufacturing company and a key constituent of the benchmark index. In the health care sector, we added positions in pharmaceutical companies Roche Holding and Novo Nordisk. We also bought materials handling equipment manufacturer KION following a meeting with its management that served to re-affirm our investment case. Lastly, an anticipated turnaround in the semiconductors cycle gave us the confidence to buy STMicroelectronics and Infineon.

DERIVATIVES USED

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

As we write these lines, the U.S. ISM Manufacturing Purchasing Managers’ Index (PMI) and Markit/BME Germany Manufacturing PMI have just dropped deeper into the 40s, both recording their lowest readings since mid-2009. The world’s producers clearly are not in a happy place, a backdrop that has historically proven a good time to buy select cyclical stocks. Sure enough, value stocks staged a rally in early September, and once again tried to outperform around period end. In fact, PMIs are now underperforming what monetary expansion

Janus Investment Fund	1

Janus Henderson European Focus Fund (unaudited)

data – with the usual time lag of around three quarters – would suggest. The reason is flaking corporate confidence against the backdrop of record policy uncertainty (trade war, Brexit, Hong Kong protests, fiscal stimulus, etc.). However, with rapid de-stocking underway across most industries, and with order data entering negative comparison territory going back to the fourth quarter of 2018, it is hard to see ordering trends getting a lot worse.

By the time the ISM/PMI data reach current levels, the softness in the economy is usually well understood. At least among the human investor base, we continue to feel quite isolated in our optimistic outlook for the market in general, and our more cyclically tilted portfolio in particular. We continue to abstain from European banks, given the structural challenges to their business model. Instead, our cyclical exposure is focused on idiosyncratic ideas across the industrial, material and semiconductor sectors. The common trait of all of these investment cases is strong management teams demonstrating unwavering focus on shareholder value creation, backed by strong balance sheets. Amid the throng of quarterly earnings and other noise-chasing algorithmic, robotic and human “investors,” we spend much of our time meeting these management teams to challenge our investment cases.

October 2019

Fund Manager

Robert Schramm-Fuchs (since March 2019)

2	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Rheinmetall AG	0.75%	TransGlobe Energy Corp	-1.39%
	Nestle SA (REG)	0.70%	Renault SA	-1.30%
	Kering SA	0.62%	Kosmos Energy Ltd	-1.08%
	VAT Group AG	0.58%	XLMedia PLC	-0.94%
	Deutsche Boerse AG	0.54%	Mondi PLC	-0.92%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.70%	8.83%	18.46%
	Information Technology	0.67%	6.53%	5.53%
	Real Estate	0.03%	0.02%	1.43%
	Materials	-0.09%	14.42%	7.53%
	Other**	-0.13%	3.42%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-2.51%	8.89%	8.01%
	Industrials	-2.51%	18.46%	13.12%
	Health Care	-1.72%	10.38%	13.17%
	Consumer Discretionary	-1.33%	8.95%	9.28%
	Consumer Staples	-1.04%	10.20%	14.42%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Nestle SA (REG)
Food Products	5.5%
UPM-Kymmene Oyj
Paper & Forest Products	4.1%
Roche Holding AG
Pharmaceuticals	3.9%
Sanofi
Pharmaceuticals	3.7%
VAT Group AG
Machinery	3.7%
20.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Preferred Stocks	1.8%
Investment Companies	1.4%
OTC Purchased Options – Calls	0.1%
Exchange Traded Purchased Options – Calls	0.0%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-10.61%	-2.48%	3.76%	10.74%	1.31%	1.30%
Class A Shares at MOP	-15.76%	-3.63%	3.15%	10.38%
Class C Shares at NAV	-11.26%	-3.23%	2.97%	9.91%	2.05%	2.03%
Class C Shares at CDSC	-12.13%	-3.23%	2.97%	9.91%
Class D Shares(1)	-10.39%	-2.48%	3.76%	10.74%	1.19%	1.11%
Class I Shares	-10.30%	-2.23%	4.04%	10.74%	1.03%	1.02%
Class N Shares	-10.25%	-2.48%	3.76%	10.74%	1.43%	0.97%
Class S Shares	-10.44%	-2.54%	3.72%	10.72%	4.44%	1.46%
Class T Shares	-10.43%	-2.48%	3.76%	10.74%	1.31%	1.21%
MSCI Europe Index	-0.75%	2.38%	4.61%	5.19%
Morningstar Quartile - Class A Shares	4th	4th	3rd	1st
Morningstar Ranking - based on total returns for Europe Stock Funds	111/112	89/90	54/73	10/60

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson European Focus Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson European Focus Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

6	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund (unaudited)

Performance

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about March 19, 2019, Robert Schramm-Fuchs is Portfolio Manager of the Fund.

*The Predecessor Fund’s inception date – August 31, 2001

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson European Focus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$995.20	$6.65	$1,000.00	$1,018.40	$6.73	1.33%
Class C Shares	$1,000.00	$991.50	$10.23	$1,000.00	$1,014.79	$10.35	2.05%
Class D Shares	$1,000.00	$996.30	$5.66	$1,000.00	$1,019.40	$5.72	1.13%
Class I Shares	$1,000.00	$996.70	$5.26	$1,000.00	$1,019.80	$5.32	1.05%
Class N Shares	$1,000.00	$997.00	$4.91	$1,000.00	$1,020.16	$4.96	0.98%
Class S Shares	$1,000.00	$996.90	$5.31	$1,000.00	$1,019.75	$5.37	1.06%
Class T Shares	$1,000.00	$996.00	$6.00	$1,000.00	$1,019.05	$6.07	1.20%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2019

Shares or Contract Amounts		Value
Common Stocks – 96.9%
Airlines – 1.6%
Wizz Air Holdings PLC (144A)*	135,027	$6,000,499
Auto Components – 1.9%
Hella GmbH & Co KGaA	164,895	7,371,396
Banks – 2.0%
BNP Paribas SA	159,212	7,750,654
Beverages – 3.8%
Anheuser-Busch InBev SA/NV	71,550	6,816,588
Pernod Ricard SA	41,907	7,462,515
		14,279,103
Capital Markets – 3.9%
Anima Holding SpA (144A)	1,538,363	5,861,069
Deutsche Boerse AG	56,243	8,789,501
		14,650,570
Chemicals – 7.2%
Givaudan SA	4,219	11,771,593
Koninklijke DSM NV	62,017	7,461,505
LANXESS AG	130,795	7,982,258
		27,215,356
Communications Equipment – 2.5%
Telefonaktiebolaget LM Ericsson	1,184,057	9,464,082
Construction Materials – 2.6%
LafargeHolcim Ltd*	201,229	9,906,162
Electric Utilities – 3.1%
EDP - Energias de Portugal SA	3,037,957	11,792,941
Food Products – 10.6%
Danone SA	117,903	10,384,613
Mowi ASA	376,214	8,682,975
Nestle SA (REG)	192,702	20,911,778
		39,979,366
Household Durables – 1.6%
Berkeley Group Holdings PLC	119,849	6,156,945
Industrial Conglomerates – 1.5%
Rheinmetall AG	45,944	5,810,594
Machinery – 14.9%
Epiroc AB	736,304	7,983,136
KION Group AG	265,983	13,986,137
Knorr-Bremse AG	56,415	5,302,125
Kone Oyj	83,315	4,743,217
VAT Group AG (144A)*	112,124	14,141,918
Volvo AB	732,091	10,284,476
		56,441,009
Metals & Mining – 1.5%
ArcelorMittal	407,017	5,724,675
Oil, Gas & Consumable Fuels – 4.7%
International Petroleum Corp/Sweden*	2,231,044	7,979,997
Neste Oyj#	169,098	5,596,672
OMV AG	79,684	4,275,981
		17,852,650
Paper & Forest Products – 7.2%
Mondi PLC	388,102	7,433,131
Stora Enso Oyj	354,541	4,271,415
UPM-Kymmene Oyj	525,721	15,537,874
		27,242,420
Pharmaceuticals – 13.4%
GlaxoSmithKline PLC	461,234	9,891,807
Novo Nordisk A/S	230,582	11,856,185
Roche Holding AG	50,438	14,682,018

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2019

Shares or Contract Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Sanofi	152,996	$14,182,476
		50,612,486
Professional Services – 1.5%
Randstad NV	117,607	5,779,097
Semiconductor & Semiconductor Equipment – 9.2%
ASML Holding NV	34,561	8,559,271
Infineon Technologies AG	472,376	8,500,297
Siltronic AG	76,215	5,789,217
STMicroelectronics NV	626,841	12,111,913
		34,960,698
Software – 2.2%
SAP SE	72,180	8,486,027
Total Common Stocks (cost $353,422,614)		367,476,730
Preferred Stocks – 1.8%
Automobiles – 1.5%
Porsche Automobil Holding SE	86,187	5,607,415
Hotels, Restaurants & Leisure – 0.3%
BNN Technology PLC¢	11,756,231	1,098,348
Total Preferred Stocks (cost $19,856,464)		6,705,763
Investment Companies – 1.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº,£	1,871,100	1,871,100
Money Markets – 0.9%
Fidelity Investments Money Market Treasury Portfolioºº	3,211,864	3,211,864
Total Investment Companies (cost $5,082,964)		5,082,964
Exchange-Traded Purchased Options – Calls – 0%
Dow Jones EURO STOXX 50,
Notional amount $1,194,693, premiums paid $61,947, unrealized depreciation $(54,726), exercise price 100.00 EUR, expires 12/20/19* (premiums paid $61,947)	250	7,221
OTC Purchased Options – Calls – 0.1%
Counterparty/Reference Asset
Citibank:
DAX Index,
Notional amount $20,316,173, premiums paid $450,236, unrealized appreciation $54,385, exercise price 12,500.00 EUR, expires 12/20/19*	300	504,621
Dow Jones EURO STOXX 50,
Notional amount $3,584,078, premiums paid $131,356, unrealized depreciation $(109,693), exercise price 100.00 EUR, expires 12/20/19*	750	21,663
Total OTC Purchased Options – Calls (premiums paid $581,592, unrealized depreciation $(55,308))		526,284
Total Investments (total cost $379,005,581) – 100.2%		379,798,962
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(705,643)
Net Assets – 100%		$379,093,319

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Germany	$78,158,472	20.6%
Switzerland	71,413,469	18.8
France	57,616,846	15.2
Finland	30,149,178	7.9
Sweden	27,731,694	7.3
United Kingdom	24,580,231	6.5
Netherlands	21,799,873	5.7
Denmark	11,856,185	3.1
Portugal	11,792,941	3.1
Norway	8,682,975	2.3
Canada	7,979,997	2.1
Belgium	6,816,588	1.8
Hungary	6,000,499	1.6
Italy	5,861,069	1.6
United States	5,082,964	1.3
Austria	4,275,981	1.1

Total	$379,798,962	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/19
Common Stocks - 0.0%
Interactive Media & Services - N/A
XLMedia PLC	$854,386	$(10,845,269)	$3,289,827	$-
Oil, Gas & Consumable Fuels - N/A
TransGlobe Energy Corp	227,617	(2,472,773)	(10,381,806)	-
Total Common Stocks	$1,082,003	$(13,318,042)	$(7,091,979)	$-
Investment Companies - 0.5%
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	1,197,329∆	-	-	1,871,100
Total Affiliated Investments - 0.5%	$2,279,332	$(13,318,042)	$(7,091,979)	$1,871,100

(1) For securities that were affiliated for a portion of the year ended September 30, 2019, this column reflects amounts for the entire year ended September 30, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Common Stocks - 0.0%
Interactive Media & Services - N/A
XLMedia PLC	14,000,000	-	(14,000,000)	-
Oil, Gas & Consumable Fuels - N/A
TransGlobe Energy Corp	6,000,000	2,100,000	(8,100,000)	-
Investment Companies - 0.5%
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	21,075,000	90,491,392	(109,695,292)	1,871,100

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Put Options:
Dow Jones EURO STOXX 50	250	75.00	EUR	12/20/19	$1,194,693	$28,158	$15,767	$(12,391)
Total – Exchange-Traded Written Options						$28,158	$15,767	$(12,391)

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Citibank:

DAX Index	300	11,000.00	EUR	12/20/19	$20,316,173	$270,993	$148,839	$(122,154)
Dow Jones EURO STOXX 50	750	75.00	EUR	12/20/19	3,584,078	74,683	37,510	(37,173)
						345,676	186,349	(159,327)

JPMorgan Chase & Co.:

NESTLE SA	3,000	94.00	CHF	12/20/19	32,555,622	150,181	39,227	(110,954)
						150,181	39,227	(110,954)
Total - Written Put Options						495,857	225,576	(270,281)
Total OTC Written Options						$495,857	$225,576	$(270,281)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2019

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019

Equity Contracts
Asset Derivatives:
Purchased options contracts, at value	$533,505

Liability Derivatives:
Options written, at value	$282,672

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(2,077,962)
Written options contracts	1,478,575

Total	$ (599,387)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$ (110,034)
Written options contracts	241,343

Total	$ 131,309

Please see the "Net Realized Gain/(Loss) on Investments" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2019

Market Value
Purchased options contracts, call	$ 64,764
Purchased options contracts, put	142,659
Written options contracts, put	180,807

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information

MSCI Europe IndexSM	MSCI Europe IndexSM reflects the equity market performance of developed markets in Europe.

LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $26,003,486, which represents 6.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

#	Loaned security; a portion of the security is on loan at September 30, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$367,476,730	$-	$-
Preferred Stocks	-	5,607,415	1,098,348
Investment Companies	3,211,864	1,871,100	-
Exchange-Traded Purchased Options – Calls	-	7,221	-
OTC Purchased Options – Calls	-	526,284	-
Total Assets	$370,688,594	$8,012,020	$1,098,348
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$282,672	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$377,394,357
Affiliated investments, at value(3)	1,871,100
Purchased options, at value(4)	533,505
Non-interested Trustees' deferred compensation	9,799
Receivables:
Investments sold	4,235,985
Foreign tax reclaims	2,840,994
Dividends	666,269
Fund shares sold	193,839
Other assets	14,972
Total Assets	387,760,820
Liabilities:
Foreign cash due to custodian	65
Collateral for securities loaned (Note 3)	1,871,100
Options written, at value(5)	282,672
Payables:	—
Investments purchased	5,066,845
Fund shares repurchased	806,987
Advisory fees	233,524
12b-1 Distribution and shareholder servicing fees	59,395
Transfer agent fees and expenses	58,652
Professional fees	45,620
Custodian fees	22,311
Non-interested Trustees' deferred compensation fees	9,799
Non-interested Trustees' fees and expenses	3,338
Affiliated fund administration fees payable	791
Accrued expenses and other payables	206,402
Total Liabilities	8,667,501
Net Assets	$379,093,319

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$922,495,002
Total distributable earnings (loss)	(543,401,683)
Total Net Assets	$379,093,319
Net Assets - Class A Shares	$112,110,120
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,119,522
Net Asset Value Per Share(6)	$27.21
Maximum Offering Price Per Share(7)	$28.87
Net Assets - Class C Shares	$43,109,676
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,677,752
Net Asset Value Per Share(6)	$25.69
Net Assets - Class D Shares	$2,293,475
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	84,787
Net Asset Value Per Share	$27.05
Net Assets - Class I Shares	$220,722,394
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,155,187
Net Asset Value Per Share	$27.07
Net Assets - Class N Shares	$138,782
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,166
Net Asset Value Per Share	$26.86
Net Assets - Class S Shares	$42,862
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,650
Net Asset Value Per Share	$25.98
Net Assets - Class T Shares	$676,010
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,986
Net Asset Value Per Share	$27.06

(1) Includes cost of $376,490,942.

(2) Includes $1,780,123 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $1,871,100.

(4) Premiums paid of $643,539.

(5) Premiums received $524,015.

(6) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(7) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$13,663,311
Affiliated securities lending income, net	1,197,329
Dividends from affiliates	1,082,003
Interest	3,714
Other income	14,438
Foreign tax withheld	(1,348,162)
Total Investment Income	14,612,633
Expenses:
Advisory fees	5,457,061
12b-1 Distribution and shareholder servicing fees:
Class A Shares	337,534
Class C Shares	616,623
Class S Shares	37
Transfer agent administrative fees and expenses:
Class D Shares	2,900
Class S Shares	106
Class T Shares	1,904
Transfer agent networking and omnibus fees:
Class A Shares	133,951
Class C Shares	64,267
Class I Shares	246,321
Other transfer agent fees and expenses:
Class A Shares	14,747
Class C Shares	6,848
Class D Shares	1,319
Class I Shares	20,873
Class N Shares	16
Class S Shares	3
Class T Shares	31
Shareholder reports expense	186,957
Registration fees	114,221
Custodian fees	80,019
Professional fees	65,464
Non-interested Trustees’ fees and expenses	13,459
Affiliated fund administration fees	12,674
Other expenses	132,432
Total Expenses	7,509,767
Less: Excess Expense Reimbursement and Waivers	(743,108)
Net Expenses	6,766,659
Net Investment Income/(Loss)	7,845,974

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson European Focus Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(187,456,661)
Investments in affiliates	(13,318,042)
Purchased options contracts	(2,077,962)
Written options contracts	1,478,575
Total Net Realized Gain/(Loss) on Investments	(201,374,090)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	77,748,636
Investments in affiliates	(7,091,979)
Purchased options contracts	(110,034)
Written options contracts	241,343
Total Change in Unrealized Net Appreciation/Depreciation	70,787,966
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(122,740,150)

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$7,845,974	$20,620,406
Net realized gain/(loss) on investments	(201,374,090)	40,928,110
Change in unrealized net appreciation/depreciation	70,787,966	(168,680,979)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(122,740,150)	(107,132,463)
Dividends and Distributions to Shareholders
Class A Shares	(5,655,916)	(4,317,905)
Class C Shares	(1,535,900)	(1,391,083)
Class D Shares	(96,577)	(64,816)
Class I Shares	(17,985,378)	(25,516,238)
Class N Shares	(10,309)	(6,895)
Class S Shares	(3,066)	(1,110)
Class T Shares	(29,575)	(47,776)
Net Decrease from Dividends and Distributions to Shareholders	(25,316,721)	(31,345,823)
Capital Share Transactions:
Class A Shares	(38,867,538)	(74,651,805)
Class C Shares	(59,668,935)	(51,573,291)
Class D Shares	(201,983)	407,736
Class I Shares	(368,408,126)	(437,685,060)
Class N Shares	(105,258)	(4,692)
Class S Shares	3,066	1,111
Class T Shares	(136,636)	(146,651)
Net Increase/(Decrease) from Capital Share Transactions	(467,385,410)	(563,652,652)
Net Increase/(Decrease) in Net Assets	(615,442,281)	(702,130,938)
Net Assets:
Beginning of period	994,535,600	1,696,666,538
End of period	$379,093,319	$994,535,600

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.73	$35.02	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	0.46	0.13
Net realized and unrealized gain/(loss)	(3.91)	(3.16)	0.67
Total from Investment Operations	(3.50)	(2.70)	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(1.02)	(0.59)	—
Total Dividends and Distributions	(1.02)	(0.59)	—
Net Asset Value, End of Period	$27.21	$31.73	$35.02
Total Return*	(10.61)%	(7.84)%	2.34%
Net Assets, End of Period (in thousands)	$112,110	$176,690	$273,184
Average Net Assets for the Period (in thousands)	$135,260	$227,911	$268,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.31%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.30%	1.35%
Ratio of Net Investment Income/(Loss)	1.49%	1.37%	2.29%
Portfolio Turnover Rate	145%	82%	6%

Class C Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.66	$32.68	$31.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.21	0.08
Net realized and unrealized gain/(loss)	(3.57)	(2.97)	0.62
Total from Investment Operations	(3.41)	(2.76)	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.56)	(0.26)	—
Total Dividends and Distributions	(0.56)	(0.26)	—
Net Asset Value, End of Period	$25.69	$29.66	$32.68
Total Return*	(11.26)%	(8.51)%	2.19%
Net Assets, End of Period (in thousands)	$43,110	$118,408	$184,366
Average Net Assets for the Period (in thousands)	$62,633	$154,929	$183,018
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.19%	2.04%	2.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.06%	2.02%	2.22%
Ratio of Net Investment Income/(Loss)	0.62%	0.65%	1.44%
Portfolio Turnover Rate	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$32.17	$36.91	$35.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.44	0.35
Net realized and unrealized gain/(loss)	2.50	(4.94)	1.67
Total from Investment Operations	2.84	(4.50)	2.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.79)	(0.24)	(0.53)
Total Dividends and Distributions	(0.79)	(0.24)	(0.53)
Net Asset Value, End of Period	$34.22	$32.17	$36.91
Total Return*	9.15%	(12.22)%	5.86%
Net Assets, End of Period (in thousands)	$274,588	$560,452	$905,598
Average Net Assets for the Period (in thousands)	$381,753	$810,537	$669,133
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.28%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.28%	1.30%
Ratio of Net Investment Income/(Loss)	1.06%	1.35%	0.99%
Portfolio Turnover Rate	57%	62%	75%

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$30.06	$34.57	$33.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.22	0.04
Net realized and unrealized gain/(loss)	2.32	(4.69)	1.59
Total from Investment Operations	2.43	(4.47)	1.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.04)	(0.41)
Total Dividends and Distributions	(0.51)	(0.04)	(0.41)
Net Asset Value, End of Period	$31.98	$30.06	$34.57
Total Return*	8.32%	(12.94)%	5.02%
Net Assets, End of Period (in thousands)	$188,120	$287,339	$365,135
Average Net Assets for the Period (in thousands)	$219,705	$328,767	$287,767
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	2.07%	2.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.11%	2.07%	2.09%
Ratio of Net Investment Income/(Loss)	0.36%	0.71%	0.12%
Portfolio Turnover Rate	57%	62%	75%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.61	$35.02	$34.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.57	0.14
Net realized and unrealized gain/(loss)	(3.92)	(3.20)	0.67
Total from Investment Operations	(3.43)	(2.63)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(1.13)	(0.78)	—
Total Dividends and Distributions	(1.13)	(0.78)	—
Net Asset Value, End of Period	$27.05	$31.61	$35.02
Total Return*	(10.39)%	(7.67)%	2.37%
Net Assets, End of Period (in thousands)	$2,293	$2,875	$2,776
Average Net Assets for the Period (in thousands)	$2,421	$3,071	$2,683
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.59%	1.19%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.11%	1.11%
Ratio of Net Investment Income/(Loss)	1.81%	1.71%	2.52%
Portfolio Turnover Rate	145%	82%	6%

Class I Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.59	$34.94	$34.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.54	0.15
Net realized and unrealized gain/(loss)	(3.82)	(3.14)	0.66
Total from Investment Operations	(3.40)	(2.60)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(1.12)	(0.75)	—
Total Dividends and Distributions	(1.12)	(0.75)	—
Net Asset Value, End of Period	$27.07	$31.59	$34.94
Total Return*	(10.30)%	(7.60)%	2.37%
Net Assets, End of Period (in thousands)	$220,722	$695,302	$1,234,695
Average Net Assets for the Period (in thousands)	$353,101	$1,025,799	$1,231,744
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.03%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.02%	1.06%
Ratio of Net Investment Income/(Loss)	1.53%	1.60%	2.59%
Portfolio Turnover Rate	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.21
Total Return*	2.03%
Net Assets, End of Period (in thousands)	$2,585
Average Net Assets for the Period (in thousands)	$2,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%
Ratio of Net Investment Income/(Loss)	2.11%
Portfolio Turnover Rate	57%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$32.18	$36.90	$35.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.60	0.42
Net realized and unrealized gain/(loss)	2.47	(5.02)	1.67
Total from Investment Operations	2.91	(4.42)	2.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.96)	(0.30)	(0.67)
Total Dividends and Distributions	(0.96)	(0.30)	(0.67)
Net Asset Value, End of Period	$34.13	$32.18	$36.90
Total Return*	9.44%	(12.01)%	6.10%
Net Assets, End of Period (in thousands)	$1,277,021	$1,874,371	$2,357,546
Average Net Assets for the Period (in thousands)	$1,414,519	$2,276,749	$1,653,249
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.04%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.04%	1.07%
Ratio of Net Investment Income/(Loss)	1.38%	1.83%	1.19%
Portfolio Turnover Rate	57%	62%	75%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.64	$34.89	$34.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.56	0.13
Net realized and unrealized gain/(loss)	(3.91)	(3.14)	0.66
Total from Investment Operations	(3.42)	(2.58)	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(1.36)	(0.67)	—
Total Dividends and Distributions	(1.36)	(0.67)	—
Net Asset Value, End of Period	$26.86	$31.64	$34.89
Total Return*	(10.25)%	(7.54)%	2.32%
Net Assets, End of Period (in thousands)	$139	$284	$318
Average Net Assets for the Period (in thousands)	$207	$332	$245
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.56%	1.43%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	1.19%
Ratio of Net Investment Income/(Loss)	1.82%	1.68%	2.29%
Portfolio Turnover Rate	145%	82%	6%

Class S Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.53	$35.01	$34.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.45	0.47	0.13
Net realized and unrealized gain/(loss)	(3.98)	(3.20)	0.68
Total from Investment Operations	(3.53)	(2.73)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(2.02)	(0.75)	—
Total Dividends and Distributions	(2.02)	(0.75)	—
Net Asset Value, End of Period	$25.98	$31.53	$35.01
Total Return*	(10.35)%	(7.96)%	2.37%
Net Assets, End of Period (in thousands)	$43	$48	$52
Average Net Assets for the Period (in thousands)	$43	$50	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.50%	4.42%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.35%	1.30%
Ratio of Net Investment Income/(Loss)	1.73%	1.42%	2.34%
Portfolio Turnover Rate	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$32.18	$34.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.57
Net realized and unrealized gain/(loss)	2.47	(2.46)
Total from Investment Operations	2.89	(1.89)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.97)	(0.30)
Total Dividends and Distributions	(0.97)	(0.30)
Net Asset Value, End of Period	$34.10	$32.18
Total Return*	9.36%	(5.54)%
Net Assets, End of Period (in thousands)	$210	$1,413
Average Net Assets for the Period (in thousands)	$1,074	$1,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.05%
Ratio of Net Investment Income/(Loss)	1.34%	2.68%
Portfolio Turnover Rate	57%	62%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.20
Total Return*	2.00%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%
Ratio of Net Investment Income/(Loss)	1.67%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.57	$35.03	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.47	0.54	0.13
Net realized and unrealized gain/(loss)	(3.90)	(3.21)	0.68
Total from Investment Operations	(3.43)	(2.67)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(1.08)	(0.79)	—
Total Dividends and Distributions	(1.08)	(0.79)	—
Net Asset Value, End of Period	$27.06	$31.57	$35.03
Total Return*	(10.43)%	(7.79)%	2.37%
Net Assets, End of Period (in thousands)	$676	$929	$1,275
Average Net Assets for the Period (in thousands)	$762	$1,598	$1,077
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.31%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.20%	1.18%
Ratio of Net Investment Income/(Loss)	1.74%	1.59%	2.26%
Portfolio Turnover Rate	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	0.64
Total from Investment Operations	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.22
Total Return*	2.06%
Net Assets, End of Period (in thousands)	$983
Average Net Assets for the Period (in thousands)	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%
Ratio of Net Investment Income/(Loss)	1.60%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson European Focus Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson European Focus Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson European Focus Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

28	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Investment Fund	29

Janus Henderson European Focus Fund

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

30	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes

Janus Investment Fund	31

Janus Henderson European Focus Fund

Notes to Financial Statements

(to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to

32	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements

cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable). The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity index securities for the purpose of increasing exposure to broad equity risk.

During the year, the Fund purchased put options on various equity index securities for the purpose of decreasing exposure to broad equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

Janus Investment Fund	33

Janus Henderson European Focus Fund

Notes to Financial Statements

During the year, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

34	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank	$526,284	$(159,327)	$—	$366,957
Deutsche Bank AG	1,780,123	—	(1,780,123)	—

Total	$2,306,407	$(159,327)	$(1,780,123)	$366,957
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank	$159,327	$(159,327)	$—	$—
JPMorgan Chase & Co.	110,954	—	—	110,954

Total	$270,281	$(159,327)	$—	$110,954
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a

Janus Investment Fund	35

Janus Henderson European Focus Fund

Notes to Financial Statements

particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,780,123. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2019 is $1,871,100, resulting in the net amount due to the counterparty of $90,977.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Over $2.5 Billion	0.80

36	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements

The Fund’s actual investment advisory fee rate for the reporting period was 0.98% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other

Janus Investment Fund	37

Janus Henderson European Focus Fund

Notes to Financial Statements

financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign

38	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements

currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $2,481.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $2,608 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $2,823.

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-*	%	-*	%
Class C Shares	-*		-*
Class D Shares	2		-*
Class I Shares	-*		-*
Class N Shares	32		-*
Class S Shares	100		-*
Class T Shares	6		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	39

Janus Henderson European Focus Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 4,154,333	$ -	$(545,447,943)	$ -	$ -	$ 125,640	$ (2,233,713)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(282,933,507)	$(262,514,436)	$ (545,447,943)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 382,032,675	$23,032,785	$(25,266,498)	$ (2,233,713)

40	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements

Information on the tax components of derivatives as of September 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (524,015)	$ 241,343	$ -	$ 241,343

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 25,316,721	$ -	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,345,823	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 2,364,059	$ (2,364,059)

Janus Investment Fund	41

Janus Henderson European Focus Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,161,821	$ 32,034,805	640,511	$ 21,780,184
Reinvested dividends and distributions	217,137	5,233,004	115,062	3,940,887
Shares repurchased	(2,828,799)	(76,135,347)	(2,986,968)	(100,372,876)
Net Increase/(Decrease)	(1,449,841)	$ (38,867,538)	(2,231,395)	$ (74,651,805)
Class C Shares:
Shares sold	159,875	$ 3,824,901	163,147	$ 5,201,201
Reinvested dividends and distributions	57,351	1,312,189	37,785	1,216,673
Shares repurchased	(2,532,294)	(64,806,025)	(1,849,968)	(57,991,165)
Net Increase/(Decrease)	(2,315,068)	$ (59,668,935)	(1,649,036)	$ (51,573,291)
Class D Shares:
Shares sold	33,710	$ 898,042	43,629	$ 1,478,386
Reinvested dividends and distributions	4,007	95,858	1,855	63,200
Shares repurchased	(43,882)	(1,195,883)	(33,789)	(1,133,850)
Net Increase/(Decrease)	(6,165)	$ (201,983)	11,695	$ 407,736
Class I Shares:
Shares sold	2,300,769	$ 60,646,946	7,302,305	$ 248,954,487
Reinvested dividends and distributions	661,604	15,818,962	635,496	21,625,919
Shares repurchased	(16,814,534)	(444,874,034)	(21,264,005)	(708,265,466)
Net Increase/(Decrease)	(13,852,161)	$(368,408,126)	(13,326,204)	$(437,685,060)
Class N Shares:
Shares sold	1,090	$ 30,323	5,092	$ 173,343
Reinvested dividends and distributions	435	10,309	202	6,895
Shares repurchased	(5,320)	(145,890)	(5,456)	(184,930)
Net Increase/(Decrease)	(3,795)	$ (105,258)	(162)	$ (4,692)
Class S Shares:
Shares sold	-	$ -	-	$ 1
Reinvested dividends and distributions	132	3,066	34	1,110
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	132	$ 3,066	34	$ 1,111
Class T Shares:
Shares sold	11,976	$ 309,409	91,176	$ 3,098,424
Reinvested dividends and distributions	1,154	27,608	1,386	47,219
Shares repurchased	(17,582)	(473,653)	(99,509)	(3,292,294)
Net Increase/(Decrease)	(4,452)	$ (136,636)	(6,947)	$ (146,651)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$791,398,545	$1,270,497,226	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson European Focus Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson European Focus Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares) (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

60	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson European Focus Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Foreign Taxes Paid	$1,348,161
Foreign Source Income	$11,135,885
Dividends Received Deduction Percentage	4%
Qualified Dividend Income Percentage	100%

62	SEPTEMBER 30, 2019

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson European Focus Fund

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93080 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Forty Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Forty Fund

Janus Henderson Forty Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing them to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the one-year period ended September 30, 2019, the Janus Henderson Forty Fund’s Class I Shares returned 8.06% versus a return of 3.71% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned 4.25% for the period.

INVESTMENT ENVIRONMENT

The period began with a sense of nervousness as investors navigated myriad economic and political concerns. Fears of slowing global economic growth, U.S.-China trade relations, a potential policy misstep by the Federal Reserve (Fed) and the risk of a disorderly “Brexit” all played a role in heightened market volatility. Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The recovery was driven in large part by the Fed, which pivoted its monetary policy, pausing rate hikes and indicating it would be more accommodative to sustain economic growth. Despite a resilient U.S. economy and continued consumer strength, the Fed responded to weaker manufacturing data and risks of slowing global growth with two interest rate cuts later in the period. Treasuries yields fell significantly over the period, and equity sectors tied to rates, such as real estate, performed best. Stocks tied to global trade and the strong U.S. dollar, such as energy, generally struggled. Many health care stocks also performed poorly as the 2020 U.S. presidential election and rhetoric around Medicare for All policies generated uncertainty.

PERFORMANCE DISCUSSION

As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. This year we saw a number of companies in our portfolio put up impressive results, further validating our view that they are well positioned to grow in excess of the market.

Microsoft was our largest contributor. The stock was up after the company announced better-than-expected earnings results and offered a bullish outlook for fiscal year 2020. We’ve been impressed by the revenue growth of Microsoft’s commercial cloud business, which is now growing 40% annually. Those figures speak to the growth potential for Microsoft as it and Amazon continue to lead the buildout of enterprise cloud infrastructure globally, which we believe is still in the early innings.

American Tower also made meaningful contributions to performance. Real Estate Investment Trusts (REITs) and other industries tied to interest rates generally performed better than the broader market during the period, but strong operating performance also played a role in the stock’s appreciation. Going forward, we like the growth opportunity in front of American Tower. The company owns and operates wireless and broadcast communications towers, and demand for its critical infrastructure should only grow as the population uses ever more data. Further, companies such as American Tower enjoy local monopolies of the land and towers they own, which should give them a high degree of pricing power as data demand grows.

Mastercard was another top contributor. Mastercard has been a longtime holding in our Portfolio, and a large contributor to the Fund’s performance over the years. Our

Janus Investment Fund	1

Janus Henderson Forty Fund (unaudited)

basic view is that Mastercard’s payments network among merchants is a competitive moat that positions the business as a key beneficiary as more transactions migrate from cash and check to plastic and electronic payments. We believe Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth. The company has begun to demonstrate how its business model can address business-to-business payment solutions. A decision by many upstart fintech companies to use Mastercard and Visa’s payments networks – instead of competing against them – has also reinforced the durability of the two global card networks’ values, and helped drive the stock’s appreciation.

While the aforementioned positions benefited absolute performance, others detracted from results. Allergan was our largest detractor. We’ve been disappointed by what we view as several executional missteps by management that have weighed on the stock and sold out of the position during the period.

Amazon.com was another detractor. The company reported a modest deceleration in its Amazon Web Services (AWS) revenue, which we would expect as the cloud business grows ever larger in size, and it also increased spending on its one-day delivery service. We remain positive on the company as its one-day shipping should be accretive to Amazon’s long-term growth story, and AWS revenue still grew more than the rest of its competition combined – a testament to its dominant industry position.

Nvidia also detracted. The stock declined after the company reported earnings below consensus expectations. We continue to like Nvidia’s long-term outlook, however. The company is a leading supplier of Graphics Processing Units (GPUs), which are at the forefront of accelerated computing, artificial intelligence and autonomous driving. We like the company’s growth potential as these secular themes push forward.

OUTLOOK

We expect geopolitical tensions to remain elevated. While we may reach a trade deal, we believe we are in a technology cold war, and technology supply chains will continue to separate between those that supply China and those that supply the West. We believe the economic uncertainty created by the trade war, combined with the beginning of the 2020 election cycle, will give corporate executives pause in thinking about spending on expansion projects. This in turn is likely to continue to hold global growth back.

Equities seem to be reasonably priced, particularly given the low interest rate backdrop. We will continue to monitor the strength of the U.S. consumer, which we expect to be the primary driver of future economic growth. Going forward, regardless of the macroeconomic picture, we will continue to look for durable franchises with the ability to grow market share and expand their businesses in the potential absence of meaningful economic tailwinds. We remain committed to our unwavering, long-term investment philosophy of investing in companies that have built sustainable competitive advantages around their businesses.

Thank you for your investment in Janus Henderson Forty Fund.

2	SEPTEMBER 30, 2019

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.60%	Allergan PLC	-0.94%
	American Tower Corp	1.40%	Amazon.com Inc	-0.85%
	Mastercard Inc	1.27%	NVIDIA Corp	-0.84%
	L3Harris Technologies Inc	0.81%	Netflix Inc	-0.67%
	Home Depot Inc	0.78%	Humana Inc	-0.64%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.48%	33.33%	33.65%
	Materials	1.15%	5.44%	1.71%
	Health Care	1.09%	15.86%	13.71%
	Real Estate	0.86%	3.26%	2.36%
	Industrials	0.74%	8.13%	11.32%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Communication Services	-1.01%	12.83%	11.96%
	Consumer Staples	-0.56%	0.00%	5.55%
	Other**	-0.21%	2.99%	0.00%
	Energy	0.25%	0.00%	0.66%
	Financials	0.40%	8.12%	4.09%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Forty Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.7%
Mastercard Inc
Information Technology Services	5.8%
Alphabet Inc - Class C
Interactive Media & Services	5.5%
salesforce.com Inc
Software	4.5%
Apple Inc
Technology Hardware, Storage & Peripherals	3.7%
27.2%

Asset Allocation - (% of Net Assets)
Common Stocks	97.9%
Investment Companies	1.9%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Forty Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	7.77%	14.96%	13.10%	11.44%	1.04%
Class A Shares at MOP	1.58%	13.61%	12.44%	11.26%
Class C Shares at NAV	7.11%	14.30%	12.34%	10.87%	1.74%
Class C Shares at CDSC	6.14%	14.30%	12.34%	10.87%
Class D Shares(1)	8.03%	14.86%	12.99%	11.44%	0.79%
Class I Shares	8.06%	15.32%	13.44%	11.44%	0.72%
Class N Shares	8.15%	15.41%	12.99%	11.44%	0.66%
Class R Shares	7.36%	14.55%	12.68%	11.18%	1.40%
Class S Shares	7.65%	14.86%	12.99%	11.44%	1.15%
Class T Shares	7.93%	15.15%	13.25%	11.44%	0.91%
Russell 1000 Growth Index	3.71%	13.39%	14.94%	7.98%
S&P 500 Index	4.25%	10.84%	13.24%	8.06%
Morningstar Quartile - Class S Shares	1st	1st	3rd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	137/1,407	50/1,287	661/1,126	18/603

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Forty Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on January 27, 2017. Performance shown for Class D Shares reflects the performance of the Fund's Class S Shares from July 6, 2009 to January 27, 2017, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class D Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

See important disclosures on the next page.

6	SEPTEMBER 30, 2019

Janus Henderson Forty Fund (unaudited)

Performance

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – May 1, 1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,087.80	$5.29	$1,000.00	$1,020.00	$5.11	1.01%
Class C Shares	$1,000.00	$1,084.50	$8.52	$1,000.00	$1,016.90	$8.24	1.63%
Class D Shares	$1,000.00	$1,089.00	$4.19	$1,000.00	$1,021.06	$4.05	0.80%
Class I Shares	$1,000.00	$1,089.20	$3.82	$1,000.00	$1,021.41	$3.70	0.73%
Class N Shares	$1,000.00	$1,089.50	$3.46	$1,000.00	$1,021.76	$3.35	0.66%
Class R Shares	$1,000.00	$1,085.60	$7.37	$1,000.00	$1,018.00	$7.13	1.41%
Class S Shares	$1,000.00	$1,087.00	$6.02	$1,000.00	$1,019.30	$5.82	1.15%
Class T Shares	$1,000.00	$1,088.40	$4.66	$1,000.00	$1,020.61	$4.51	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 97.9%
Aerospace & Defense – 6.5%
Boeing Co	1,101,861	$419,225,055
L3Harris Technologies Inc	2,173,200	453,416,448
		872,641,503
Capital Markets – 7.1%
Blackstone Group Inc	8,208,263	400,891,565
Charles Schwab Corp	4,769,683	199,515,840
Intercontinental Exchange Inc	3,864,064	356,537,185
		956,944,590
Chemicals – 4.3%
Air Products & Chemicals Inc	979,527	217,317,860
Sherwin-Williams Co	648,496	356,588,496
		573,906,356
Construction Materials – 1.7%
Vulcan Materials Co	1,477,318	223,429,574
Electronic Equipment, Instruments & Components – 0.6%
Cognex Corp	1,738,912	85,432,747
Entertainment – 5.2%
Netflix Inc*	1,030,700	275,835,934
Walt Disney Co	3,192,583	416,057,417
		691,893,351
Equity Real Estate Investment Trusts (REITs) – 3.2%
American Tower Corp	1,915,957	423,675,571
Health Care Equipment & Supplies – 9.7%
Boston Scientific Corp*	9,383,987	381,834,431
Danaher Corp	2,396,073	346,064,823
Edwards Lifesciences Corp*	793,219	174,436,790
Intuitive Surgical Inc*	744,084	401,753,274
		1,304,089,318
Information Technology Services – 9.4%
Mastercard Inc	2,853,873	775,026,291
Pagseguro Digital Ltd*	4,488,550	207,864,751
PayPal Holdings Inc*	2,613,197	270,701,077
		1,253,592,119
Interactive Media & Services – 7.7%
Alphabet Inc - Class C*	603,148	735,237,412
Facebook Inc*	1,686,083	300,257,661
		1,035,495,073
Internet & Direct Marketing Retail – 5.4%
Alibaba Group Holding Ltd (ADR)*	1,338,610	223,855,750
Amazon.com Inc*	284,695	494,204,897
		718,060,647
Machinery – 0.9%
Wabtec Corp	1,647,462	118,386,619
Pharmaceuticals – 3.1%
Merck & Co Inc	2,841,372	239,186,695
Zoetis Inc	1,418,810	176,769,538
		415,956,233
Professional Services – 1.8%
CoStar Group Inc*	395,043	234,339,508
Road & Rail – 0.4%
Uber Technologies Inc*	1,716,065	52,288,501
Semiconductor & Semiconductor Equipment – 6.0%
ASML Holding NV	1,149,254	285,497,679
NVIDIA Corp	409,251	71,238,322
Texas Instruments Inc	3,506,434	453,171,530
		809,907,531
Software – 16.1%
Adobe Inc*	910,862	251,625,627

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Software – (continued)
Avalara Inc*	1,311,925	$88,279,433
Intuit Inc	661,394	175,891,120
Microsoft Corp	7,453,682	1,036,285,408
salesforce.com Inc*	4,070,790	604,268,068
		2,156,349,656
Specialty Retail – 2.9%
Home Depot Inc	1,685,379	391,041,636
Technology Hardware, Storage & Peripherals – 3.7%
Apple Inc	2,240,619	501,831,437
Textiles, Apparel & Luxury Goods – 2.2%
NIKE Inc	3,169,394	297,669,484
Total Common Stocks (cost $8,432,380,216)		13,116,931,454
Investment Companies – 1.9%
Money Markets – 1.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $247,054,579)	247,054,579	247,054,579
Total Investments (total cost $8,679,434,795) – 99.8%		13,363,986,033
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		33,246,391
Net Assets – 100%		$13,397,232,424

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$12,646,767,853	94.6%
Netherlands	285,497,679	2.1
China	223,855,750	1.7
Brazil	207,864,751	1.6

Total	$13,363,986,033	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 1.9%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$81,611∆	$-	$-	$-
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	8,531,838	16,464	-	247,054,579
Total Affiliated Investments - 1.9%	$8,613,449	$16,464	$-	$247,054,579

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 1.9%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	-	574,437,202	(574,437,202)	-
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	319,371,513	3,196,879,475	(3,269,196,409)	247,054,579

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Forty Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$13,116,931,454	$-	$-
Investment Companies	-	247,054,579	-
Total Assets	$13,116,931,454	$247,054,579	$-

12	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement

Assets:
Unaffiliated investments, at value(1)	$13,116,931,454
Affiliated investments, at value(2)	247,054,579
Cash	748
Non-interested Trustees' deferred compensation	346,196
Receivables:
Investments sold	51,257,952
Fund shares sold	22,743,199
Dividends	4,926,498
Dividends from affiliates	392,405
Foreign tax reclaims	32,114
Other assets	32,433
Total Assets	13,443,717,578
Liabilities:
Payables:	—
Fund shares repurchased	35,659,741
Advisory fees	7,637,467
Transfer agent fees and expenses	1,805,698
Non-interested Trustees' deferred compensation fees	346,196
12b-1 Distribution and shareholder servicing fees	313,896
Professional fees	93,481
Non-interested Trustees' fees and expenses	88,646
Affiliated fund administration fees payable	27,841
Custodian fees	18,243
Accrued expenses and other payables	493,945
Total Liabilities	46,485,154
Net Assets	$13,397,232,424

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Forty Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,903,202,814
Total distributable earnings (loss)	5,494,029,610
Total Net Assets	$13,397,232,424
Net Assets - Class A Shares	$303,069,564
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,155,562
Net Asset Value Per Share(3)	$37.16
Maximum Offering Price Per Share(4)	$39.43
Net Assets - Class C Shares	$126,726,038
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,201,049
Net Asset Value Per Share(3)	$30.17
Net Assets - Class D Shares	$8,018,389,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	222,803,785
Net Asset Value Per Share	$35.99
Net Assets - Class I Shares	$1,178,732,680
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,464,106
Net Asset Value Per Share	$38.69
Net Assets - Class N Shares	$273,437,725
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,037,636
Net Asset Value Per Share	$38.85
Net Assets - Class R Shares	$106,842,528
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,241,016
Net Asset Value Per Share	$32.97
Net Assets - Class S Shares	$475,553,439
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,355,153
Net Asset Value Per Share	$35.61
Net Assets - Class T Shares	$2,914,481,367
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,989,013
Net Asset Value Per Share	$36.44

(1) Includes cost of $8,432,380,216.

(2) Includes cost of $247,054,579.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$119,865,715
Dividends from affiliates	8,531,838
Affiliated securities lending income, net	81,611
Other income	59
Foreign tax withheld	(418,388)
Total Investment Income	128,060,835
Expenses:
Advisory fees	79,371,315
12b-1 Distribution and shareholder servicing fees:
Class A Shares	672,303
Class C Shares	1,381,253
Class R Shares	563,226
Class S Shares	1,169,642
Transfer agent administrative fees and expenses:
Class D Shares	9,002,528
Class R Shares	283,010
Class S Shares	1,171,524
Class T Shares	6,877,498
Transfer agent networking and omnibus fees:
Class A Shares	282,812
Class C Shares	121,407
Class I Shares	720,708
Other transfer agent fees and expenses:
Class A Shares	22,118
Class C Shares	13,258
Class D Shares	695,107
Class I Shares	43,036
Class N Shares	4,643
Class R Shares	1,400
Class S Shares	4,861
Class T Shares	25,743
Shareholder reports expense	959,222
Non-interested Trustees’ fees and expenses	371,777
Affiliated fund administration fees	296,361
Registration fees	199,328
Professional fees	166,270
Custodian fees	89,743
Other expenses	718,545
Total Expenses	105,228,638
Less: Excess Expense Reimbursement and Waivers	(5,280,849)
Net Expenses	99,947,789
Net Investment Income/(Loss)	28,113,046

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Forty Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$909,886,415
Investments in affiliates	16,464
Total Net Realized Gain/(Loss) on Investments	909,902,879
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,296,121
Total Change in Unrealized Net Appreciation/Depreciation	14,296,121
Net Increase/(Decrease) in Net Assets Resulting from Operations	$952,312,046

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$28,113,046	$8,325,072
Net realized gain/(loss) on investments	909,902,879	877,375,058
Change in unrealized net appreciation/depreciation	14,296,121	1,749,329,444
Net Increase/(Decrease) in Net Assets Resulting from Operations	952,312,046	2,635,029,574
Dividends and Distributions to Shareholders
Class A Shares	(18,784,552)	(18,668,804)
Class C Shares	(14,002,456)	(23,620,519)
Class D Shares	(541,315,461)	(606,032,510)
Class I Shares	(72,448,869)	(79,398,011)
Class N Shares	(13,332,985)	(13,224,478)
Class R Shares	(9,326,536)	(11,176,636)
Class S Shares	(35,225,231)	(45,770,346)
Class T Shares	(197,037,274)	(226,361,963)
Net Decrease from Dividends and Distributions to Shareholders	(901,473,364)	(1,024,253,267)
Capital Share Transactions:
Class A Shares	59,527,670	(2,149,055)
Class C Shares	(89,989,389)	(33,771,099)
Class D Shares	132,908,602	243,507,193
Class I Shares	44,996,442	48,594,533
Class N Shares	68,162,146	26,335,604
Class R Shares	(18,884,545)	(5,991,772)
Class S Shares	(37,227,790)	(66,337,774)
Class T Shares	(25,487,194)	47,782,581
Net Increase/(Decrease) from Capital Share Transactions	134,005,942	257,970,211
Net Increase/(Decrease) in Net Assets	184,844,624	1,868,746,518
Net Assets:
Beginning of period	13,212,387,800	11,343,641,282
End of period	$13,397,232,424	$13,212,387,800

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.42	$33.03	$30.17	$31.28	$41.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.04)	(0.03)	(0.10)	(0.11)
Net realized and unrealized gain/(loss)	2.25	7.38	6.13	3.50	3.70
Total from Investment Operations	2.27	7.34	6.10	3.40	3.59
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$37.16	$37.42	$33.03	$30.17	$31.28
Total Return*	7.77%	23.77%	22.03%	11.36%	10.79%
Net Assets, End of Period (in thousands)	$303,070	$237,547	$211,197	$233,191	$220,007
Average Net Assets for the Period (in thousands)	$268,921	$220,973	$219,728	$234,755	$232,651
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.04%	1.07%	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.98%	1.02%	1.10%	1.05%
Ratio of Net Investment Income/(Loss)	0.05%	(0.13)%	(0.11)%	(0.32)%	(0.33)%
Portfolio Turnover Rate	44%	37%	56%	40%	49%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.11	$28.08	$26.27	$27.92	$39.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.16)	(0.21)	(0.19)	(0.23)	(0.22)
Net realized and unrealized gain/(loss)	1.75	6.19	5.24	3.09	3.34
Total from Investment Operations	1.59	5.98	5.05	2.86	3.12
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$30.17	$31.11	$28.08	$26.27	$27.92
Total Return*	7.11%	23.05%	21.24%	10.72%	10.26%
Net Assets, End of Period (in thousands)	$126,726	$227,488	$235,992	$261,902	$258,107
Average Net Assets for the Period (in thousands)	$154,535	$235,933	$245,129	$262,926	$281,771
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.66%	1.69%	1.68%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.59%	1.64%	1.68%	1.45%
Ratio of Net Investment Income/(Loss)	(0.58)%	(0.74)%	(0.72)%	(0.91)%	(0.73)%
Portfolio Turnover Rate	44%	37%	56%	40%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$36.25	$32.02	$28.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.04	0.05
Net realized and unrealized gain/(loss)	2.18	7.15	4.62
Total from Investment Operations	2.27	7.19	4.67
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—
Distributions (from capital gains)	(2.53)	(2.95)	(1.46)
Total Dividends and Distributions	(2.53)	(2.96)	(1.46)
Net Asset Value, End of Period	$35.99	$36.25	$32.02
Total Return*	8.03%	24.06%	16.71%
Net Assets, End of Period (in thousands)	$8,018,389	$7,842,180	$6,646,830
Average Net Assets for the Period (in thousands)	$7,517,796	$7,241,280	$4,012,697
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.79%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.73%	0.73%
Ratio of Net Investment Income/(Loss)	0.27%	0.13%	0.25%
Portfolio Turnover Rate	44%	37%	56%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$38.74	$34.00	$30.87	$31.83	$42.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.07	0.07	—(3)	(0.01)
Net realized and unrealized gain/(loss)	2.36	7.63	6.30	3.55	3.76
Total from Investment Operations	2.48	7.70	6.37	3.55	3.75
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—	—	—
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.96)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$38.69	$38.74	$34.00	$30.87	$31.83
Total Return*	8.06%	24.19%	22.43%	11.67%	11.17%
Net Assets, End of Period (in thousands)	$1,178,733	$1,125,445	$935,002	$776,138	$834,919
Average Net Assets for the Period (in thousands)	$1,081,498	$1,024,982	$820,856	$807,798	$964,589
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.72%	0.75%	0.78%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.66%	0.70%	0.78%	0.75%
Ratio of Net Investment Income/(Loss)	0.34%	0.19%	0.22%	(0.01)%	(0.04)%
Portfolio Turnover Rate	44%	37%	56%	40%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Forty Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$38.86	$34.08	$30.92	$31.86	$42.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.09	0.09	0.02	0.02
Net realized and unrealized gain/(loss)	2.37	7.66	6.31	3.55	3.78
Total from Investment Operations	2.52	7.75	6.40	3.57	3.80
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	—	—	—
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.97)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$38.85	$38.86	$34.08	$30.92	$31.86
Total Return*	8.15%	24.27%	22.49%	11.73%	11.34%
Net Assets, End of Period (in thousands)	$273,438	$199,929	$148,223	$129,093	$110,956
Average Net Assets for the Period (in thousands)	$212,223	$178,576	$147,902	$122,505	$87,250
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.66%	0.68%	0.71%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.60%	0.63%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	0.40%	0.26%	0.30%	0.06%	0.06%
Portfolio Turnover Rate	44%	37%	56%	40%	49%

Class R Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$33.65	$30.08	$27.84	$29.30	$40.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	(0.15)	(0.13)	(0.19)	(0.22)
Net realized and unrealized gain/(loss)	1.95	6.67	5.61	3.24	3.53
Total from Investment Operations	1.85	6.52	5.48	3.05	3.31
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$32.97	$33.65	$30.08	$27.84	$29.30
Total Return*	7.36%	23.34%	21.62%	10.88%	10.47%
Net Assets, End of Period (in thousands)	$106,843	$127,954	$119,259	$116,521	$119,501
Average Net Assets for the Period (in thousands)	$113,204	$123,528	$115,657	$118,781	$131,651
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.40%	1.43%	1.47%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.34%	1.37%	1.47%	1.41%
Ratio of Net Investment Income/(Loss)	(0.34)%	(0.49)%	(0.46)%	(0.69)%	(0.69)%
Portfolio Turnover Rate	44%	37%	56%	40%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$36.02	$31.93	$29.29	$30.54	$41.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.08)	(0.06)	(0.12)	(0.13)
Net realized and unrealized gain/(loss)	2.15	7.12	5.94	3.38	3.66
Total from Investment Operations	2.12	7.04	5.88	3.26	3.53
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$35.61	$36.02	$31.93	$29.29	$30.54
Total Return*	7.65%	23.63%	21.93%	11.15%	10.86%
Net Assets, End of Period (in thousands)	$475,553	$516,748	$517,623	$535,216	$582,208
Average Net Assets for the Period (in thousands)	$468,610	$525,707	$512,584	$567,568	$658,459
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.15%	1.18%	1.21%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.08%	1.12%	1.21%	1.12%
Ratio of Net Investment Income/(Loss)	(0.08)%	(0.23)%	(0.20)%	(0.43)%	(0.40)%
Portfolio Turnover Rate	44%	37%	56%	40%	49%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$36.70	$32.40	$29.61	$30.76	$41.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.01	0.05	(0.05)	(0.06)
Net realized and unrealized gain/(loss)	2.21	7.24	5.98	3.41	3.68
Total from Investment Operations	2.27	7.25	6.03	3.36	3.62
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—	—	—
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$36.44	$36.70	$32.40	$29.61	$30.76
Total Return*	7.93%	23.96%	22.22%	11.43%	11.10%
Net Assets, End of Period (in thousands)	$2,914,481	$2,935,096	$2,529,514	$88,954	$54,994
Average Net Assets for the Period (in thousands)	$2,750,999	$2,727,557	$1,084,741	$85,549	$36,846
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.91%	0.93%	0.96%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.83%	0.82%	0.96%	0.94%
Ratio of Net Investment Income/(Loss)	0.17%	0.02%	0.15%	(0.17)%	(0.17)%
Portfolio Turnover Rate	44%	37%	56%	40%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Forty Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Forty Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

22	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	23

Janus Henderson Forty Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

Janus Investment Fund	25

Janus Henderson Forty Fund

Notes to Financial Statements

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

26	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Notes to Financial Statements

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2019.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Effective May 1, 2017, Janus Twenty Fund merged into the Fund. For two years after the merger Janus Capital has agreed to waive its investment advisory fee by calculating the performance adjustment using the lesser of the Fund’s 36-month historical performance or a blended historical performance comprised of Janus Twenty Fund’s performance for periods prior to the merger and the Fund’s performance for the periods after the merger.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus

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Janus Henderson Forty Fund

Notes to Financial Statements

any Performance Adjustment. For the year ended September 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.63%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

28	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Notes to Financial Statements

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds

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Janus Henderson Forty Fund

Notes to Financial Statements

from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $66,786.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $100 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $10,603.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $33,993,283 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

30	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 26,213,647	$ 783,131,633	$ -	$ -	$ -	$ (336,833)	$4,685,021,163

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,678,964,870	$4,745,125,444	$(60,104,281)	$ 4,685,021,163

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 901,473,364	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 89,878,038	$ 934,375,229	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 22,684,084	$ (1,961,404)	$ (20,722,680)

Capital has been adjusted by $22,684,081, including $22,031,730 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Forty Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,876,794	$132,008,388	2,241,106	$ 76,795,317
Reinvested dividends and distributions	483,439	14,333,976	392,329	12,503,531
Shares repurchased	(2,552,136)	(86,814,694)	(2,680,579)	(91,447,903)
Net Increase/(Decrease)	1,808,097	$ 59,527,670	(47,144)	$ (2,149,055)
Class C Shares:
Shares sold	858,918	$ 23,162,193	996,621	$ 28,184,962
Reinvested dividends and distributions	446,605	10,798,906	674,650	17,959,179
Shares repurchased	(4,417,146)	(123,950,488)	(2,761,780)	(79,915,240)
Net Increase/(Decrease)	(3,111,623)	$ (89,989,389)	(1,090,509)	$ (33,771,099)
Class D Shares:
Shares sold	5,162,788	$171,059,725	6,048,581	$201,104,710
Reinvested dividends and distributions	18,225,226	522,517,208	19,002,442	585,655,255
Shares repurchased	(16,891,978)	(560,668,331)	(16,340,352)	(543,252,772)
Net Increase/(Decrease)	6,496,036	$132,908,602	8,710,671	$243,507,193
Class I Shares:
Shares sold	8,465,232	$301,197,358	8,829,303	$313,005,081
Reinvested dividends and distributions	1,957,537	60,311,723	2,050,610	67,485,577
Shares repurchased	(9,012,135)	(316,512,639)	(9,327,489)	(331,896,125)
Net Increase/(Decrease)	1,410,634	$ 44,996,442	1,552,424	$ 48,594,533
Class N Shares:
Shares sold	2,837,202	$104,606,578	1,748,102	$ 62,047,405
Reinvested dividends and distributions	423,696	13,100,672	400,742	13,224,478
Shares repurchased	(1,368,063)	(49,545,104)	(1,352,763)	(48,936,279)
Net Increase/(Decrease)	1,892,835	$ 68,162,146	796,081	$ 26,335,604
Class R Shares:
Shares sold	573,168	$ 17,411,154	699,617	$ 21,607,022
Reinvested dividends and distributions	303,029	7,996,943	325,381	9,351,447
Shares repurchased	(1,437,782)	(44,292,642)	(1,187,093)	(36,950,241)
Net Increase/(Decrease)	(561,585)	$ (18,884,545)	(162,095)	$ (5,991,772)
Class S Shares:
Shares sold	1,681,179	$ 55,753,186	2,190,198	$ 72,387,455
Reinvested dividends and distributions	1,229,756	34,974,263	1,481,993	45,512,002
Shares repurchased	(3,901,334)	(127,955,239)	(5,538,495)	(184,237,231)
Net Increase/(Decrease)	(990,399)	$ (37,227,790)	(1,866,304)	$ (66,337,774)
Class T Shares:
Shares sold	6,968,843	$236,034,376	7,463,744	$251,464,084
Reinvested dividends and distributions	6,614,940	192,097,869	7,040,901	219,887,331
Shares repurchased	(13,562,264)	(453,619,439)	(12,599,938)	(423,568,834)
Net Increase/(Decrease)	21,519	$ (25,487,194)	1,904,707	$ 47,782,581

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$5,454,886,367	$6,247,638,202	$ -	$ -

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Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Forty Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Forty Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Janus Henderson Forty Fund

Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Forty Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$923,505,094
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

52	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

54	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	57

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

58	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	59

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

60	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	6/13-Present

Portfolio Manager for other Janus Henderson accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).

Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Associate Portfolio Manager at Thornburg Investment Management (2012-2013).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Forty Fund

Notes

NotesPage1

64	SEPTEMBER 30, 2019

Janus Henderson Forty Fund

Notes

NotesPage2

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93041 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Global Equity Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Equity Income Fund

Janus Henderson Global Equity Income Fund (unaudited)

FUND SNAPSHOT

The Global Equity Income Fund is a long-only portfolio that seeks a high level of current income and steady capital appreciation. The Fund seeks global, high-quality, income-producing equities with a focus on international companies.

Ben Lofthouse co-portfolio manager	Job Curtis co-portfolio manager	Alex Crooke co-portfolio manager

PERFORMANCE

The Janus Henderson Global Equity Income Fund Class I Shares returned -0.89% over the 12-month reporting period ended September 30, 2019. The Fund’s primary benchmark, the MSCI World IndexSM, returned 1.83%, and the Fund’s secondary benchmark, the MSCI World High Dividend Yield IndexSM, returned 4.98%.

INVESTMENT ENVIRONMENT

Over the reporting period, global equity markets experienced extremely mixed performance. In the fourth quarter of 2018, markets fell strongly as investors digested mixed economic results and a hawkish Federal Reserve. Early in 2019, markets rebounded from December lows, and as data showed signs of a slowing economy, investors were optimistic that central banks would initiate and/or continue accommodative policy. Geopolitical issues, such as the China-U.S. trade war, Brexit and unrest in Hong Kong also have weighed on sentiment toward risk assets. By the end of the third quarter of 2019, a number of the largest central banks (European Central Bank, Federal Reserve, Bank of Australia, Bank of China) had announced interest-rate cuts, quantitative easing and/or other easing measures with more cuts forecasted before year-end.

PERFORMANCE DISCUSSION

While the Fund continued to meet its high-income objectives over the 12-month period, it lagged its primary benchmark, the MSCI World Index, as well as its secondary benchmark, the MSCI World High Dividend Yield Index. The Fund maintained its low cyclical and high defensive allocation, as evidence of a global slowdown does not encourage us to take additional risk at this time. Sectors that performed strongly tended to have “bond-proxy” and defensive characteristics, which were in line with declining Treasury yields and a degraded economic outlook.

By region, our UK holdings weighed on relative results, due to investors’ avoidance, for the most part, of the area until there is more clarity regarding Brexit. Stock selection in Japan led positive performance. In Asia, exposure in semiconductor companies yielded strong returns, as Taiwan Semiconductor and Tokyo Electronics were stand-out performers. Semiconductor companies broadly outperformed as investors became more optimistic that an inflection in cyclical conditions may be near.

By sector, the largest detractors were found in the Fund’s holdings in the consumer and financials sectors. The Fund’s position in consumer discretionary was detrimental, led by exposure to autos and consumer trends in Hong Kong. The auto industry remains in a downturn due to run-down Chinese inventories, exacerbated by global trade tensions. Additionally, protests in Hong Kong are anticipated to have a negative impact on sales for luxury goods companies, due to lower tourism and retail activity. The Fund’s position in financials (largely insurance) also was a negative contributor, due to concerns that declines in interest rates will impact the industry’s earnings power.

The Fund’s largest contributors to performance by sector were in utilities, communication services and health care. This is in line with the market’s favoring of defensive “bond-proxy” as well as quality growth shares.

The U.S. dollar remained strong over the period, which acted as a headwind to U.S.-based international investors. The Fund’s euro and sterling currency hedges reduced the currency impact, but still negatively impacted total returns over the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for information about the derivatives used by the Fund.

OUTLOOK

Our view hasn’t changed materially: global economic fundamentals remain in reasonably good shape, interest rates are likely to remain low (and possibly lower in the

Janus Investment Fund	1

Janus Henderson Global Equity Income Fund (unaudited)

U.S.), and risk-asset valuations continue to be relatively inexpensive. Income from dividends continues to be attractive, particularly relative to corporate bond yields. While there aren’t signs of a strong recovery, there also aren’t signs of significant deterioration, and further, we have not seen a pickup in dividend cuts over the period. Against that, the shape of equity markets has been divergent, changeable and somewhat tied to duration. We believe that for equity markets to appreciate, they will have to be driven by investor optimism and less by yield compression.

Given how far bond yields have fallen, dividend yields appear attractive. In the absence of significant economic slowdown or credit issues, this could mean more investors return to equities to meet their income and return requirements. There continues to be great uncertainty in the political and economic environment, which may provide opportunities to buy high-quality companies at lower valuations. We continue to manage risk within the portfolio within this context.

Thank you for your investment in Janus Henderson Global Equity Income Fund.

2	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Tokyo Electron Ltd	0.56%	Imperial Brands PLC	-0.70%
	Enel SpA	0.53%	Carnival Corp	-0.65%
	Taiwan Semiconductor Manufacturing Co Ltd (ADR)	0.42%	Societe Generale SA	-0.53%
	Snam SpA	0.36%	BASF SE	-0.50%
	Crown Castle International Corp	0.32%	TOTAL SA	-0.39%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	0.84%	7.51%	3.34%
	Health Care	0.74%	9.44%	12.81%
	Communication Services	0.18%	11.20%	8.36%
	Industrials	0.03%	6.84%	11.09%
	Energy	-0.09%	11.96%	5.86%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-1.29%	9.70%	8.58%
	Consumer Discretionary	-1.16%	8.22%	10.44%
	Financials	-1.02%	13.89%	16.00%
	Materials	-0.53%	8.80%	4.52%
	Other**	-0.27%	2.52%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd (ADR)
Semiconductor & Semiconductor Equipment	3.4%
GlaxoSmithKline PLC
Pharmaceuticals	3.1%
BHP Group PLC
Metals & Mining	2.9%
Eni SpA
Oil, Gas & Consumable Fuels	2.8%
TOTAL SA
Oil, Gas & Consumable Fuels	2.6%
14.8%

Asset Allocation - (% of Net Assets)
Common Stocks	95.8%
Preferred Stocks	2.0%
Investment Companies	0.8%
Other	1.4%
100.0%

Emerging markets comprised 11.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-1.22%	2.84%	5.56%	3.60%	1.09%	1.09%
Class A Shares at MOP	-6.94%	1.62%	4.94%	3.12%
Class C Shares at NAV	-1.88%	2.11%	4.80%	2.84%	1.76%	1.76%
Class C Shares at CDSC	-2.80%	2.11%	4.80%	2.84%
Class D Shares(1)	-1.06%	2.84%	5.56%	3.60%	0.88%	0.88%
Class I Shares	-0.89%	3.15%	5.86%	3.60%	0.76%	0.76%
Class N Shares	-0.82%	2.84%	5.56%	3.60%	0.72%	0.72%
Class S Shares	-1.31%	2.71%	5.48%	3.54%	2.38%	1.35%
Class T Shares	-1.04%	2.84%	5.56%	3.60%	0.94%	0.94%
MSCI World Index	1.83%	7.18%	9.01%	5.35%
MSCI World High Dividend Yield Index	4.98%	5.49%	7.97%	4.26%
Morningstar Quartile - Class A Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	35/348	38/296	16/238	8/186

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Global Equity Income Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Global Equity Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See important disclosures on the next page.

6	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – November 30, 2006

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Equity Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,013.30	$5.75	$1,000.00	$1,019.35	$5.77	1.14%
Class C Shares	$1,000.00	$1,011.50	$8.87	$1,000.00	$1,016.24	$8.90	1.76%
Class D Shares	$1,000.00	$1,015.50	$4.95	$1,000.00	$1,020.16	$4.96	0.98%
Class I Shares	$1,000.00	$1,016.50	$4.04	$1,000.00	$1,021.06	$4.05	0.80%
Class N Shares	$1,000.00	$1,016.80	$3.79	$1,000.00	$1,021.31	$3.80	0.75%
Class S Shares	$1,000.00	$1,014.00	$6.77	$1,000.00	$1,018.35	$6.78	1.34%
Class T Shares	$1,000.00	$1,015.70	$4.85	$1,000.00	$1,020.26	$4.86	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 95.8%
Aerospace & Defense – 1.5%
BAE Systems PLC	9,458,007	$66,272,438
Airlines – 0.2%
easyJet PLC	664,811	9,398,412
Auto Components – 1.2%
Cie Generale des Etablissements Michelin SCA	496,402	55,396,213
Automobiles – 2.2%
Daimler AG	629,688	31,305,979
Toyota Motor Corp	991,200	66,159,460
		97,465,439
Banks – 3.6%
ING Groep NV	5,619,437	58,815,467
Lloyds Banking Group PLC	52,279,858	34,781,687
Mitsubishi UFJ Financial Group Inc	12,952,400	65,702,490
		159,299,644
Building Products – 0.5%
Cie de Saint-Gobain	568,879	22,318,705
Capital Markets – 2.0%
Macquarie Group Ltd	519,506	45,951,770
St James's Place PLC	3,450,412	41,542,202
		87,493,972
Chemicals – 1.9%
BASF SE	963,286	67,312,444
Dow Inc	385,647	18,376,079
		85,688,523
Construction Materials – 0.7%
Taiwan Cement Corp	24,859,698	31,722,994
Containers & Packaging – 2.7%
Amcor PLC	10,083,773	96,964,590
DS Smith PLC	5,077,361	22,494,756
		119,459,346
Diversified Telecommunication Services – 8.5%
BT Group PLC	18,427,810	40,454,329
Orange SA	4,937,422	77,456,615
Singapore Telecommunications Ltd	23,657,400	53,074,208
Telenor ASA	1,863,072	37,396,646
TELUS Corp	2,980,531	106,085,934
Verizon Communications Inc	1,104,630	66,675,467
		381,143,199
Electric Utilities – 4.4%
Enel SpA	4,964,045	37,062,633
Iberdrola SA	4,639,629	48,216,545
Red Electrica Corp SA	1,025,850	20,833,386
SSE PLC	3,265,197	49,993,274
Terna Rete Elettrica Nazionale SpA	6,364,122	40,878,526
		196,984,364
Electrical Equipment – 0.9%
ABB Ltd	2,001,910	39,344,012
Electronic Equipment, Instruments & Components – 1.0%
Hon Hai Precision Industry Co Ltd	15,102,200	35,604,414
Yageo Corp	1,314,000	10,362,368
		45,966,782
Equity Real Estate Investment Trusts (REITs) – 4.5%
Crown Castle International Corp	299,357	41,613,617
CyrusOne Inc	586,325	46,378,307
Eurocommercial Properties NV	1,704,620	47,482,658
Hammerson PLC	6,241,019	21,758,061
VICI Properties Inc	1,977,225	44,784,149
		202,016,792

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Food Products – 3.2%
Mowi ASA	1,832,098	$42,284,608
Nestle SA (REG)	719,808	78,112,658
Tate & Lyle PLC	2,405,663	21,765,621
		142,162,887
Hotels, Restaurants & Leisure – 2.9%
Carnival Corp	1,229,576	53,744,767
Las Vegas Sands Corp	1,344,440	77,654,854
		131,399,621
Household Durables – 0.8%
Persimmon PLC	1,377,998	36,759,262
Insurance – 7.5%
Direct Line Insurance Group PLC	16,797,633	61,989,372
Manulife Financial Corp	4,785,401	87,782,324
NN Group NV	946,640	33,569,819
Phoenix Group Holdings PLC	3,884,904	33,014,544
Suncorp Group Ltd*	3,409,264	31,402,811
Tokio Marine Holdings Inc	1,657,700	88,612,046
		336,370,916
Machinery – 0.7%
Alstom SA	723,247	29,975,025
Metals & Mining – 3.4%
BHP Group PLC	6,089,693	129,688,669
Rio Tinto PLC	445,349	23,042,939
		152,731,608
Multi-Utilities – 1.1%
National Grid PLC	4,406,315	47,769,791
Oil, Gas & Consumable Fuels – 12.3%
BP PLC	7,957,121	50,454,018
Eni SpA	8,070,341	123,429,779
Inter Pipeline Ltd	2,532,298	44,444,726
Occidental Petroleum Corp	1,000,000	44,470,000
Repsol SA	4,961,445	77,536,096
Royal Dutch Shell PLC	3,187,157	93,433,439
TOTAL SA	2,184,736	114,010,553
		547,778,611
Paper & Forest Products – 0.9%
UPM-Kymmene Oyj	1,316,695	38,915,397
Pharmaceuticals – 9.6%
Bristol-Myers Squibb Co	991,075	50,257,413
GlaxoSmithKline PLC	6,413,470	137,545,819
Johnson & Johnson	326,657	42,262,883
Novo Nordisk A/S	907,387	46,656,494
Pfizer Inc	1,853,101	66,581,919
Roche Holding AG	139,266	40,538,995
Sanofi	475,086	44,039,685
		427,883,208
Real Estate Management & Development – 1.1%
China Resources Land Ltd	12,056,000	50,531,368
Semiconductor & Semiconductor Equipment – 4.9%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	3,305,783	153,652,794
Tokyo Electron Ltd	349,500	66,482,911
		220,135,705
Textiles, Apparel & Luxury Goods – 1.8%
Cie Financiere Richemont SA	983,510	72,171,379
Li & Fung Ltd	61,088,000	6,936,947
		79,108,326
Tobacco – 3.8%
British American Tobacco PLC	2,811,884	103,958,857

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Tobacco – (continued)
Imperial Brands PLC	2,846,130	$63,964,189
		167,923,046
Wireless Telecommunication Services – 6.0%
China Mobile Ltd	7,654,000	63,331,662
SK Telecom Co Ltd	275,585	55,646,971
Tele2 AB	4,492,950	66,883,833
Vodafone Group PLC	41,400,544	82,447,885
		268,310,351
Total Common Stocks (cost $4,562,648,083)		4,277,725,957
Preferred Stocks – 2.0%
Technology Hardware, Storage & Peripherals – 2.0%
Samsung Electronics Co Ltd (cost $87,961,540)	2,758,820	91,114,875
Investment Companies – 0.8%
Money Markets – 0.8%
Fidelity Investments Money Market Treasury Portfolio, 1.8200%ºº (cost $35,117,454)	35,117,454	35,117,454
Total Investments (total cost $4,685,727,077) – 98.6%		4,403,958,286
Cash, Receivables and Other Assets, net of Liabilities – 1.4%		60,555,818
Net Assets – 100%		$4,464,514,104

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$1,172,529,564	26.6%
United States	684,881,499	15.5
France	343,196,796	7.8
Japan	286,956,907	6.5
Canada	238,312,984	5.4
Taiwan	231,342,570	5.3
Switzerland	230,167,044	5.2
Italy	201,370,938	4.6
South Korea	146,761,846	3.3
Spain	146,586,027	3.3
Netherlands	139,867,944	3.2
China	113,863,030	2.6
Germany	98,618,423	2.2
Norway	79,681,254	1.8
Australia	77,354,581	1.8
Sweden	66,883,833	1.5
Singapore	53,074,208	1.2
Denmark	46,656,494	1.1
Finland	38,915,397	0.9
Hong Kong	6,936,947	0.2

Total	$4,403,958,286	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	10/30/19	(249,062,606)	$309,674,868	$3,117,411
Euro	10/30/19	(532,366,387)	592,399,504	10,800,789
Total				$13,918,200

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$13,918,200

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$63,340,450

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 8,907,508

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2019

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 6,631,628
Forward foreign currency exchange contracts, sold	985,069,611

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Construction Materials	$-	$31,722,994	$-
Electronic Equipment, Instruments & Components	-	45,966,782	-
All Other	4,200,036,181	-	-
Preferred Stocks	-	91,114,875	-
Investment Companies	35,117,454	-	-
Total Investments in Securities	$4,235,153,635	$168,804,651	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	13,918,200	-
Total Assets	$4,235,153,635	$182,722,851	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$4,403,958,286
Forward foreign currency exchange contracts	13,918,200
Cash denominated in foreign currency(2)	4,661,857
Non-interested Trustees' deferred compensation	115,835
Receivables:
Investments sold	42,822,965
Foreign tax reclaims	23,612,386
Dividends	16,524,242
Fund shares sold	9,569,712
Other assets	85,629
Total Assets	4,515,269,112
Liabilities:
Payables:	—
Fund shares repurchased	32,316,006
Dividends	8,303,978
Investments purchased	5,234,892
Advisory fees	2,452,120
12b-1 Distribution and shareholder servicing fees	704,084
Transfer agent fees and expenses	527,828
Non-interested Trustees' deferred compensation fees	115,835
Custodian fees	74,261
Professional fees	69,311
Non-interested Trustees' fees and expenses	31,552
Affiliated fund administration fees payable	9,190
Accrued expenses and other payables	915,951
Total Liabilities	50,755,008
Net Assets	$4,464,514,104

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,479,137,559
Total distributable earnings (loss)	(1,014,623,455)
Total Net Assets	$4,464,514,104
Net Assets - Class A Shares	$684,234,752
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,930,295
Net Asset Value Per Share(3)	$6.58
Maximum Offering Price Per Share(4)	$6.98
Net Assets - Class C Shares	$677,302,797
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,679,954
Net Asset Value Per Share(3)	$6.53
Net Assets - Class D Shares	$8,028,349
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,221,526
Net Asset Value Per Share	$6.57
Net Assets - Class I Shares	$3,008,857,575
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	455,908,320
Net Asset Value Per Share	$6.60
Net Assets - Class N Shares	$12,886,221
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,952,992
Net Asset Value Per Share	$6.60
Net Assets - Class S Shares	$2,469,874
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	376,783
Net Asset Value Per Share	$6.56
Net Assets - Class T Shares	$70,734,536
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,767,677
Net Asset Value Per Share	$6.57

(1) Includes cost of $4,685,727,077.

(2) Includes cost of $4,661,857.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$405,364,862
Interest	43,524
Other income	253,427
Foreign tax withheld	(35,662,642)
Total Investment Income	369,999,171
Expenses:
Advisory fees	30,507,309
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,738,191
Class C Shares	7,809,693
Class S Shares	4,423
Transfer agent administrative fees and expenses:
Class D Shares	9,495
Class S Shares	4,513
Class T Shares	162,654
Transfer agent networking and omnibus fees:
Class A Shares	1,070,909
Class C Shares	590,095
Class I Shares	2,176,866
Other transfer agent fees and expenses:
Class A Shares	62,307
Class C Shares	71,948
Class D Shares	2,718
Class I Shares	133,219
Class N Shares	343
Class S Shares	44
Class T Shares	949
Shareholder reports expense	582,887
Custodian fees	337,079
Registration fees	215,326
Non-interested Trustees’ fees and expenses	131,482
Professional fees	123,744
Affiliated fund administration fees	107,267
Other expenses	591,199
Total Expenses	46,434,660
Less: Excess Expense Reimbursement and Waivers	(14,036)
Net Expenses	46,420,624
Net Investment Income/(Loss)	323,578,547

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Equity Income Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$(484,447,276)
Forward foreign currency exchange contracts	63,340,450
Total Net Realized Gain/(Loss) on Investments	(421,106,826)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(23,674,301)
Forward foreign currency exchange contracts	8,907,508
Total Change in Unrealized Net Appreciation/Depreciation	(14,766,793)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(112,295,072)

(1) Includes realized foreign capital gains tax on investments of $(109,510).

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$323,578,547	$369,971,826
Net realized gain/(loss) on investments	(421,106,826)	(32,104,593)
Change in unrealized net appreciation/depreciation	(14,766,793)	(475,243,457)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(112,295,072)	(137,376,224)
Dividends and Distributions to Shareholders
Class A Shares	(48,563,524)	(54,569,323)
Class C Shares	(50,534,266)	(63,941,422)
Class D Shares	(582,239)	(535,365)
Class I Shares	(223,113,226)	(237,822,734)
Class N Shares	(866,612)	(403,091)
Class S Shares	(157,670)	(10,401)
Class T Shares	(4,957,240)	(3,632,004)
Net Decrease from Dividends and Distributions to Shareholders	(328,774,777)	(360,914,340)
Capital Share Transactions:
Class A Shares	(68,282,550)	35,368,973
Class C Shares	(278,892,514)	61,804,279
Class D Shares	350,103	6,211,673
Class I Shares	(213,633,276)	754,290,598
Class N Shares	6,570,424	2,256,978
Class S Shares	2,300,375	198,032
Class T Shares	22,437,820	29,309,124
Net Increase/(Decrease) from Capital Share Transactions	(529,149,618)	889,439,657
Net Increase/(Decrease) in Net Assets	(970,219,467)	391,149,093
Net Assets:
Beginning of period	5,434,733,571	5,043,584,478
End of period	$4,464,514,104	$5,434,733,571

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.16	$7.80	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.46	0.49	0.08
Net realized and unrealized gain/(loss)	(0.56)	(0.65)	0.05
Total from Investment Operations	(0.10)	(0.16)	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.48)	(0.11)
Total Dividends and Distributions	(0.48)	(0.48)	(0.11)
Net Asset Value, End of Period	$6.58	$7.16	$7.80
Total Return*	(1.22)%	(2.13)%	1.63%
Net Assets, End of Period (in thousands)	$684,235	$818,548	$856,276
Average Net Assets for the Period (in thousands)	$695,276	$878,570	$854,512
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.09%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.09%	1.11%
Ratio of Net Investment Income/(Loss)	6.91%	6.43%	5.93%
Portfolio Turnover Rate	142%	137%	21%

Class C Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.11	$7.75	$7.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.44	0.07
Net realized and unrealized gain/(loss)	(0.56)	(0.65)	0.04
Total from Investment Operations	(0.14)	(0.21)	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.43)	(0.09)
Total Dividends and Distributions	(0.44)	(0.43)	(0.09)
Net Asset Value, End of Period	$6.53	$7.11	$7.75
Total Return*	(1.88)%	(2.76)%	1.46%
Net Assets, End of Period (in thousands)	$677,303	$1,037,471	$1,073,190
Average Net Assets for the Period (in thousands)	$804,713	$1,127,161	$1,057,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.75%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.75%	1.85%
Ratio of Net Investment Income/(Loss)	6.24%	5.82%	5.18%
Portfolio Turnover Rate	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$7.29	$7.86	$8.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.48	0.48
Net realized and unrealized gain/(loss)	0.50	(0.59)	(0.50)
Total from Investment Operations	0.97	(0.11)	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.46)	(0.48)
Total Dividends and Distributions	(0.48)	(0.46)	(0.48)
Net Asset Value, End of Period	$7.78	$7.29	$7.86
Total Return*	13.90%	(1.05)%	(0.21)%
Net Assets, End of Period (in thousands)	$861,163	$755,674	$702,841
Average Net Assets for the Period (in thousands)	$788,169	$708,673	$656,758
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.09%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.09%	1.09%
Ratio of Net Investment Income/(Loss)	6.40%	6.60%	5.99%
Portfolio Turnover Rate	127%	145%	127%

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$7.24	$7.81	$8.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.41	0.42
Net realized and unrealized gain/(loss)	0.51	(0.58)	(0.51)
Total from Investment Operations	0.92	(0.17)	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.40)	(0.42)
Total Dividends and Distributions	(0.43)	(0.40)	(0.42)
Net Asset Value, End of Period	$7.73	$7.24	$7.81
Total Return*	13.18%	(1.76)%	(1.09)%
Net Assets, End of Period (in thousands)	$1,047,109	$1,074,860	$1,138,357
Average Net Assets for the Period (in thousands)	$1,018,868	$1,065,445	$1,010,068
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.85%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.81%	1.85%	1.86%
Ratio of Net Investment Income/(Loss)	5.57%	5.70%	5.28%
Portfolio Turnover Rate	127%	145%	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.15	$7.79	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.48	0.53	0.08
Net realized and unrealized gain/(loss)	(0.57)	(0.67)	0.04
Total from Investment Operations	(0.09)	(0.14)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.50)	(0.11)
Total Dividends and Distributions	(0.49)	(0.50)	(0.11)
Net Asset Value, End of Period	$6.57	$7.15	$7.79
Total Return*	(1.06)%	(1.91)%	1.56%
Net Assets, End of Period (in thousands)	$8,028	$8,359	$2,985
Average Net Assets for the Period (in thousands)	$7,928	$7,765	$2,334
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.88%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.88%	0.84%
Ratio of Net Investment Income/(Loss)	7.17%	7.02%	6.30%
Portfolio Turnover Rate	142%	137%	21%

Class I Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.18	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.53	0.08
Net realized and unrealized gain/(loss)	(0.57)	(0.66)	0.04
Total from Investment Operations	(0.08)	(0.13)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.50)	(0.11)
Total Dividends and Distributions	(0.50)	(0.50)	(0.11)
Net Asset Value, End of Period	$6.60	$7.18	$7.81
Total Return*	(0.89)%	(1.68)%	1.58%
Net Assets, End of Period (in thousands)	$3,008,858	$3,509,735	$3,075,563
Average Net Assets for the Period (in thousands)	$2,998,950	$3,534,302	$2,981,623
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.76%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.76%	0.78%
Ratio of Net Investment Income/(Loss)	7.30%	6.88%	6.26%
Portfolio Turnover Rate	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.78
Total Return*	1.86%
Net Assets, End of Period (in thousands)	$1,941
Average Net Assets for the Period (in thousands)	$1,027
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.97%
Portfolio Turnover Rate	127%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$7.30	$7.87	$8.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.49	0.51
Net realized and unrealized gain/(loss)	0.51	(0.59)	(0.51)
Total from Investment Operations	1.00	(0.10)	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.47)	(0.50)
Total Dividends and Distributions	(0.50)	(0.47)	(0.50)
Net Asset Value, End of Period	$7.80	$7.30	$7.87
Total Return*	14.32%	(0.83)%	0.02%
Net Assets, End of Period (in thousands)	$2,866,944	$2,178,545	$1,864,448
Average Net Assets for the Period (in thousands)	$2,411,600	$1,846,322	$1,574,951
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.84%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.84%	0.86%
Ratio of Net Investment Income/(Loss)	6.67%	6.75%	6.32%
Portfolio Turnover Rate	127%	145%	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.18	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.50	0.52	0.08
Net realized and unrealized gain/(loss)	(0.57)	(0.64)	0.04
Total from Investment Operations	(0.07)	(0.12)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.51)	(0.11)
Total Dividends and Distributions	(0.51)	(0.51)	(0.11)
Net Asset Value, End of Period	$6.60	$7.18	$7.81
Total Return*	(0.82)%	(1.64)%	1.59%
Net Assets, End of Period (in thousands)	$12,886	$6,841	$5,099
Average Net Assets for the Period (in thousands)	$10,817	$5,880	$4,537
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.72%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.72%	0.70%
Ratio of Net Investment Income/(Loss)	7.53%	6.83%	6.40%
Portfolio Turnover Rate	142%	137%	21%

Class S Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.15	$7.79	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.54	0.08
Net realized and unrealized gain/(loss)	(0.60)	(0.70)	0.04
Total from Investment Operations	(0.11)	(0.16)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.48)	(0.10)
Total Dividends and Distributions	(0.48)	(0.48)	(0.10)
Net Asset Value, End of Period	$6.56	$7.15	$7.79
Total Return*	(1.31)%	(2.16)%	1.58%
Net Assets, End of Period (in thousands)	$2,470	$232	$51
Average Net Assets for the Period (in thousands)	$1,805	$127	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	2.37%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.27%	1.03%
Ratio of Net Investment Income/(Loss)	7.35%	7.23%	6.01%
Portfolio Turnover Rate	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$7.30	$7.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.54	0.34
Net realized and unrealized gain/(loss)	0.47	(0.16)
Total from Investment Operations	1.01	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.32)
Total Dividends and Distributions	(0.51)	(0.32)
Net Asset Value, End of Period	$7.80	$7.30
Total Return*	14.39%	2.77%
Net Assets, End of Period (in thousands)	$4,156	$1,824
Average Net Assets for the Period (in thousands)	$2,945	$1,748
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.79%
Ratio of Net Investment Income/(Loss)	7.26%	4.71%
Portfolio Turnover Rate	127%	145%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.06
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.71%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	5.89%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.15	$7.78	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.54	0.08
Net realized and unrealized gain/(loss)	(0.58)	(0.68)	0.04
Total from Investment Operations	(0.09)	(0.14)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.49)	(0.11)
Total Dividends and Distributions	(0.49)	(0.49)	(0.11)
Net Asset Value, End of Period	$6.57	$7.15	$7.78
Total Return*	(1.04)%	(1.84)%	1.56%
Net Assets, End of Period (in thousands)	$70,735	$53,548	$30,421
Average Net Assets for the Period (in thousands)	$65,061	$55,040	$17,484
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.94%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.93%	0.98%
Ratio of Net Investment Income/(Loss)	7.41%	7.12%	6.52%
Portfolio Turnover Rate	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.74%
Net Assets, End of Period (in thousands)	$8,619
Average Net Assets for the Period (in thousands)	$4,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.03%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Equity Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Global Equity Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

28	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

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Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

30	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

32	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

34	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$13,918,200	$—	$—	$13,918,200

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Over $2 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.67% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

36	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $205,984.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $5,221 to Janus Henderson Distributors.

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Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $113,559.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$(710,474,787)	$ (462,809)	$ -	$ (731,004)	$(302,954,855)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(605,853,387)	$(104,621,400)	$ (710,474,787)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,706,913,141	$165,448,743	$(468,403,598)	$ (302,954,855)

Information on the tax components of derivatives as of September 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (13,918,200)	$ -	$ -	$ -

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 328,774,777	$ -	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 360,914,340	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (429,766)	$ (491,237)	$ 921,003

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	35,602,407	$ 237,896,782	36,709,736	$ 284,976,437
Reinvested dividends and distributions	6,380,353	42,002,088	6,456,720	47,924,861
Shares repurchased	(52,379,866)	(348,181,420)	(38,634,015)	(297,532,325)
Net Increase/(Decrease)	(10,397,106)	$ (68,282,550)	4,532,441	$ 35,368,973
Class C Shares:
Shares sold	15,157,430	$ 100,060,674	32,726,104	$ 253,617,864
Reinvested dividends and distributions	6,846,672	44,755,717	7,697,954	56,672,704
Shares repurchased	(64,312,472)	(423,708,905)	(32,975,665)	(248,486,289)
Net Increase/(Decrease)	(42,308,370)	$ (278,892,514)	7,448,393	$ 61,804,279
Class D Shares:
Shares sold	298,984	$ 1,990,379	1,164,256	$ 9,125,269
Reinvested dividends and distributions	79,968	525,745	68,721	507,519
Shares repurchased	(326,610)	(2,166,021)	(446,980)	(3,421,115)
Net Increase/(Decrease)	52,342	$ 350,103	785,997	$ 6,211,673
Class I Shares:
Shares sold	207,767,088	$1,387,005,634	203,929,391	$1,584,348,868
Reinvested dividends and distributions	29,814,822	196,933,768	27,768,028	206,171,530
Shares repurchased	(270,806,325)	(1,797,572,678)	(136,157,565)	(1,036,229,800)
Net Increase/(Decrease)	(33,224,415)	$ (213,633,276)	95,539,854	$ 754,290,598
Class N Shares:
Shares sold	1,894,555	$ 12,658,317	389,176	$ 2,978,102
Reinvested dividends and distributions	105,274	694,765	54,214	402,302
Shares repurchased	(1,000,101)	(6,782,658)	(142,586)	(1,123,426)
Net Increase/(Decrease)	999,728	$ 6,570,424	300,804	$ 2,256,978
Class S Shares:
Shares sold	427,690	$ 2,853,015	24,768	$ 189,691
Reinvested dividends and distributions	23,561	154,855	1,155	8,458
Shares repurchased	(106,983)	(707,495)	(16)	(117)
Net Increase/(Decrease)	344,268	$ 2,300,375	25,907	$ 198,032
Class T Shares:
Shares sold	10,396,724	$ 69,517,728	9,956,423	$ 77,189,053
Reinvested dividends and distributions	746,922	4,920,092	490,058	3,618,926
Shares repurchased	(7,869,173)	(52,000,000)	(6,861,359)	(51,498,855)
Net Increase/(Decrease)	3,274,473	$ 22,437,820	3,585,122	$ 29,309,124

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,365,074,089	$6,873,984,928	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson Global Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Equity Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Equity Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Equity Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Foreign Taxes Paid	$35,596,130
Foreign Source Income	$278,427,340
Dividends Received Deduction Percentage	9%
Qualified Dividend Income Percentage	99%

60	SEPTEMBER 30, 2019

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund since inception 11/06)

Co-Head of Equities - EMEA and Asia Pacific of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Head of Global Equity Income and Specialist Equities (2013-2018).

Job Curtis 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund since inception 11/06)	Director of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund since 11/14)	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Janus Henderson Global Equity Income Fund

Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93081 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Global Life Sciences Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Life Sciences Fund (unaudited)

FUND SNAPSHOT

We believe in the power of deep fundamental research to identify life sciences companies trading at a significant discount to intrinsic value. We feel the quality of our team, the depth of our research and our disciplined long-term approach set us apart in pursuing superior, risk-adjusted results for our clients.

Andy Acker Portfolio Manager

PERFORMANCE

Janus Henderson Global Life Sciences Fund’s Class I Shares returned -5.56% over the 12-month period ended September 30, 2019, trailing its primary benchmark, the MSCI World Health Care Index℠, which delivered -1.83%, and secondary benchmark, the S&P 500® Index, which gained 4.25% during the period.

INVESTMENT ENVIRONMENT

Globally, health care stocks declined during the period, weighed down by uncertainty about drug pricing reform in the U.S. and proposals by 2020 presidential candidates to overhaul the U.S. health care system. In addition, worries about trade tensions and slowing global economic growth created a risk-off environment in financial markets, which contributed to a sell-off in biotechnology stocks. However, innovation was robust, with the second gene therapy approved in the U.S. in May and companies continuing to report positive clinical trial data for immunotherapies. Advances also were made in medical devices, including continuous glucose monitoring systems for diabetes, robotic-assisted surgery and minimally invasive devices for heart valve repair.

On a sub-sector basis, health care services and managed health care declined the most during the period, while health care technology and health care equipment saw double-digit gains.

PERFORMANCE DISCUSSION

The Fund’s stock selection and overweight to biotechnology weighed the most on relative performance. Aiding returns was stock selection in life sciences tools and services.

On an absolute basis, AnaptysBio was the largest detractor. The company is developing etokimab, a wholly owned antibody for the treatment of atopic (allergic) diseases, including atopic dermatitis (a severe form of eczema) and allergic asthma. Investors continue to be nervous about follow-up data for etokimab, especially after a competitor released disappointing results for a similar mechanism. We believe etokimab could be more potent, with trial results expected before the end of 2019. But with uncertainty building, we trimmed the position.

Humana also underperformed, as political uncertainty related to proposals for Medicare for All weighed on the managed care sector. However, we believe Medicare for All is very unlikely to pass due to significant costs and concerns that more than 150 million people would lose their current health insurance. We feel Humana’s long-term growth potential is unchanged, with significant exposure to Medicare Advantage, one of the few secular growth markets within health insurance. Every day, 10,000 people in the U.S. turn 65, the eligibility age for Medicare benefits. Humana does an excellent job of attracting and onboarding new members, with membership growth of 12.5% expected in 2019, twice the industry’s growth rate.

Sarepta Therapeutics was another detractor. Late in the period, the biotech firm announced the addition of more patients for a phase 3 trial for its gene therapy for Duchenne muscular dystrophy (DMD) that will delay results by six months until the end of 2020. The company also suffered a delay in regulatory approval for another medicine that serves a small subset of DMD patients. Despite these developments, we continue to like Sarepta. We believe its gene therapy looks promising, and we think the small delay could help the firm fine-tune its commercial manufacturing process and improve the odds of a successful phase 3 readout.

While these stocks weighed on returns, other holdings aided performance, including Merck & Co. The company continues to benefit from the growth of its immunotherapy drug, Keytruda. By the second quarter of 2019, for example, the drug had achieved a sales run rate of more than $10 billion annually, while still growing at more than 50%. Meanwhile, approved indications of Keytruda should continue to expand, with more than 1,000 clinical trials

Janus Investment Fund	1

Janus Henderson Global Life Sciences Fund (unaudited)

underway. Merck is also seeing sales growth in other areas of its pipeline, including its HPV vaccine, Gardasil-9, and measles, mumps, rubella and varicella vaccine, ProQuad. From a financial perspective, we believe Merck is only now beginning to reap the benefits of its operating leverage, which, in turn, should help drive earnings growth in the years to come.

BridgeBio Pharma was another top contributor. The stock benefited when the company made a successful initial public offering during the period. BridgeBio licenses, develops and markets therapies targeting genetic diseases. In only four years since inception, the firm’s pipeline has grown to 19 drugs under development, including two in late-stage clinical trials. With a capital-efficient model, BridgeBio appears to have strong growth prospects ahead.

AstraZeneca also aided results. The pharma giant reported a series of strong quarterly results during the period, underscoring the strength of its current new product cycle. The firm also delivered a string of positive clinical news, including six positive data readouts from late-stage trials and three regulatory approvals. In addition, three medicines were put on track to receive expedited regulatory review. We believe the results showcase AstraZeneca’s research and development productivity, which should drive future growth.

OUTLOOK

With more than a year until the 2020 election, we think political uncertainty will remain an overhang for health care in the near term. We have experienced periods like this before (including the last presidential election), and believe the best solution is to take a balanced approach. To that end, we have built up positions in medical device companies that we believe should help offset near-term volatility. These firms largely sit outside the political quagmire and are driving advances in robotic-assisted surgery, diabetes management and other areas that we believe are in the early innings of multiyear growth cycles. For similar reasons, we also favor companies that manufacture cash-pay products, such as animal health and contact lenses.

At the same time, we remain encouraged by the rapid advances being made across a number of therapeutic areas and rising demand for health care globally. By sticking to a disciplined investment strategy – looking for stocks that trade at a discount to our estimate of a company’s intrinsic value and analyzing the clinical and commercial potential of new products and services – we aim to cut through near-term volatility and be well positioned to capture these growth opportunities over the long term.

Thank you for your continued investment in Janus Henderson Global Life Sciences Fund.

2	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Merck & Co Inc	0.81%	AnaptysBio Inc	-0.96%
	Bridgebio Pharma LLC	0.72%	Humana Inc	-0.65%
	AstraZeneca PLC	0.53%	Nektar Therapeutics	-0.65%
	Thermo Fisher Scientific Inc	0.48%	WaVe Life Sciences Ltd	-0.60%
	Abbott Laboratories	0.43%	Sarepta Therapeutics Inc	-0.56%

	1 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Other**	0.13%	0.96%	0.00%

	1 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-4.32%	99.04%	100.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Merck & Co Inc
Pharmaceuticals	4.6%
Novartis AG (ADR)
Pharmaceuticals	4.3%
Abbott Laboratories
Health Care Equipment & Supplies	3.7%
AstraZeneca PLC
Pharmaceuticals	3.2%
Thermo Fisher Scientific Inc
Life Sciences Tools & Services	3.1%
18.9%

Asset Allocation - (% of Net Assets)
Common Stocks	95.8%
Preferred Stocks	2.3%
Investment Companies	1.6%
Limited Partnership Interests	0.6%
Convertible Promissory Notes	0.2%
Rights	0.2%
Other	(0.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-5.77%	7.66%	15.39%	10.83%	0.99%
Class A Shares at MOP	-11.19%	6.40%	14.71%	10.51%
Class C Shares at NAV	-6.45%	6.86%	14.52%	10.01%	1.77%
Class C Shares at CDSC	-7.27%	6.86%	14.52%	10.01%
Class D Shares(1)	-5.64%	7.86%	15.59%	11.00%	0.82%
Class I Shares	-5.56%	7.91%	15.66%	10.96%	0.76%
Class N Shares	-5.50%	7.77%	15.49%	10.96%	0.70%
Class S Shares	-5.97%	7.50%	15.20%	10.66%	1.18%
Class T Shares	-5.71%	7.77%	15.49%	10.96%	0.92%
MSCI World Health Care Index	-1.83%	6.38%	11.65%	6.00%
S&P 500 Index	4.25%	10.84%	13.24%	6.37%
Morningstar Quartile - Class T Shares	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for Health Funds	59/147	55/132	20/121	7/58

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about April 30, 2019, Ethan Lovell is removed as Co-Portfolio Manager of the Fund.

*The Fund’s inception date – December 31, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$954.00	$4.85	$1,000.00	$1,020.10	$5.01	0.99%
Class C Shares	$1,000.00	$950.90	$8.12	$1,000.00	$1,016.75	$8.39	1.66%
Class D Shares	$1,000.00	$954.70	$4.02	$1,000.00	$1,020.96	$4.15	0.82%
Class I Shares	$1,000.00	$955.00	$3.72	$1,000.00	$1,021.26	$3.85	0.76%
Class N Shares	$1,000.00	$955.50	$3.28	$1,000.00	$1,021.71	$3.40	0.67%
Class S Shares	$1,000.00	$953.20	$5.78	$1,000.00	$1,019.15	$5.97	1.18%
Class T Shares	$1,000.00	$954.50	$4.46	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Convertible Promissory Notes – 0.2%
Health Care Providers & Services – 0%
Bigfoot Biomedical Inc, 7.0000%, 1/8/20¢,§	$1,314,000	$1,314,000
Pharmaceuticals – 0.2%
Phathom Pharmaceuticals Inc, 6.0000%, 3/22/22¢,§	6,278,000	6,278,000
Total Convertible Promissory Notes (cost $7,592,000)		7,592,000
Common Stocks – 95.8%
Biotechnology – 22.6%
AbbVie Inc	965,362	73,097,211
Acceleron Pharma Inc*	388,611	15,354,021
Akero Therapeutics Inc§	859,440	18,574,647
Allakos Inc*,#	135,445	10,650,040
Amarin Corp PLC (ADR)*,#	1,224,404	18,561,965
Amicus Therapeutics Inc*	2,452,125	19,666,042
AnaptysBio Inc*	525,418	18,384,376
Argenx SE (ADR)*	124,680	14,208,533
Ascendis Pharma A/S (ADR)*	138,884	13,377,307
BeiGene Ltd (ADR)*	135,895	16,641,702
BioCryst Pharmaceuticals Inc*	4,098,091	11,741,031
Celgene Corp*	371,032	36,843,478
Enanta Pharmaceuticals Inc*	207,329	12,456,326
FibroGen Inc*	399,796	14,784,456
Gilead Sciences Inc	1,118,013	70,859,664
Global Blood Therapeutics Inc*	484,911	23,527,882
Heron Therapeutics Inc*	650,448	12,033,288
IGM Bio*,§	700,647	11,192,836
Immunomedics Inc*	1,219,203	16,166,632
Insmed Inc*	2,412,003	42,547,733
Ironwood Pharmaceuticals Inc*	1,577,640	13,544,039
Mirati Therapeutics Inc*	447,054	34,829,977
Myovant Sciences Ltd*,#	1,495,833	7,778,332
Neurocrine Biosciences Inc*	853,708	76,927,628
Odonate Therapeutics Inc*	549,514	14,303,849
PTC Therapeutics Inc*	572,489	19,361,578
Regeneron Pharmaceuticals Inc*	62,340	17,293,116
Rhythm Pharmaceuticals Inc*	1,027,121	22,175,542
Rubius Therapeutics Inc*,#	455,176	3,573,132
Sage Therapeutics Inc*	268,900	37,723,981
Sarepta Therapeutics Inc*	362,834	27,328,657
Stoke Therapeutics Inc*	251,288	5,400,179
Vertex Pharmaceuticals Inc*	367,332	62,233,387
		813,142,567
Health Care Equipment & Supplies – 22.1%
Abbott Laboratories	1,585,889	132,691,333
Alcon Inc*	305,570	17,811,675
Baxter International Inc	664,825	58,152,243
Boston Scientific Corp*	2,153,892	87,641,865
Cooper Cos Inc	173,347	51,484,059
Danaher Corp	422,551	61,029,041
DexCom Inc*	122,719	18,314,584
Edwards Lifesciences Corp*	243,002	53,438,570
Globus Medical Inc*	801,260	40,960,411
ICU Medical Inc*	203,050	32,406,780
Intuitive Surgical Inc*	75,803	40,928,314
Silk Road Medical Inc£,§	1,611,891	49,813,073
STERIS PLC	254,540	36,778,485
Stryker Corp	169,141	36,585,198
Teleflex Inc	64,216	21,817,386
Varian Medical Systems Inc*	263,697	31,403,676
Wright Medical Group NV*	1,168,359	24,103,246
		795,359,939

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – 10.4%
Acadia Healthcare Co Inc*	545,069	$16,940,744
AmerisourceBergen Corp	300,432	24,734,566
Anthem Inc	351,832	84,474,863
Humana Inc	325,655	83,260,214
Quest Diagnostics Inc	256,247	27,426,116
UnitedHealth Group Inc	473,981	103,005,551
Universal Health Services Inc	248,369	36,944,889
		376,786,943
Health Care Technology – 0.9%
Teladoc Health Inc*,#	470,785	31,881,560
Life Sciences Tools & Services – 4.7%
IQVIA Holdings Inc*	307,961	46,003,214
NeoGenomics Inc*	708,553	13,547,533
Thermo Fisher Scientific Inc	380,945	110,957,850
		170,508,597
Pharmaceuticals – 35.1%
Allergan PLC	377,438	63,519,041
Assembly Biosciences Inc*	403,990	3,971,222
Astellas Pharma Inc	1,317,200	18,744,910
AstraZeneca PLC	1,309,996	116,929,708
Bayer AG	407,922	28,758,145
Bristol-Myers Squibb Co	1,876,956	95,180,439
Catalent Inc*	1,040,159	49,573,978
Collegium Pharmaceutical Inc*	1,054,445	12,105,029
Elanco Animal Health Inc*	1,047,915	27,864,060
Eli Lilly & Co	491,152	54,925,528
GW Pharmaceuticals PLC (ADR)*	118,734	13,657,972
Ipsen SA	171,582	16,286,827
Jazz Pharmaceuticals PLC*	251,263	32,196,841
Johnson & Johnson	499,943	64,682,625
Merck & Co Inc	1,966,168	165,512,022
Nektar Therapeutics*,#	544,407	9,916,373
Novartis AG (ADR)	1,791,253	155,659,886
Novo Nordisk A/S	840,525	43,218,549
Roche Holding AG	277,680	80,829,982
Sanofi	983,511	91,169,840
Takeda Pharmaceutical Co Ltd	2,777,336	94,795,762
WaVe Life Sciences Ltd*	1,318,624	27,071,351
		1,266,570,090
Total Common Stocks (cost $2,898,430,508)		3,454,249,696
Preferred Stocks – 2.3%
Biotechnology – 1.0%
4D Molecular Therapeutics Inc - Series B¢,§	373,334	6,518,412
Acerta Pharma BV PP - Series B¢,§	143,797,410	12,007,084
Biontech AG - Series A*,¢,§	1,143,846	18,530,305
		37,055,801
Health Care Providers & Services – 0.3%
Bigfoot Biomedical Inc - Series B¢	1,035,873	9,808,940
Life Sciences Tools & Services – 1.0%
BridgeBio Pharma LLC - Series C§	1,795,381	36,619,489
Total Preferred Stocks (cost $46,022,622)		83,484,230
Limited Partnership Interests – 0.6%
Biotechnology – 0.6%
RPI International Holdings LP¢,§ (cost $14,999,945)	127,226	20,179,316
Rights – 0.2%
Biotechnology – 0.2%
Celgene Corp CVR*	2,654,756	5,176,774

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Rights – (continued)
Biotechnology – (continued)
Clementia Pharmaceuticals Inc CVR*,¢,§	874,311	$1,180,320
Total Rights (cost $7,383,971)		6,357,094
Investment Companies – 1.6%
Investments Purchased with Cash Collateral from Securities Lending – 1.1%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº,£	39,563,912	39,563,912
Money Markets – 0.5%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£	16,456,730	16,456,730
Total Investment Companies (cost $56,020,642)		56,020,642
Total Investments (total cost $3,030,449,688) – 100.7%		3,627,882,978
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(23,884,404)
Net Assets – 100%		$3,603,998,574

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,902,723,257	80.0%
Switzerland	254,301,543	7.0
United Kingdom	130,587,680	3.6
Japan	113,540,672	3.1
France	107,456,667	3.0
Denmark	56,595,856	1.6
Germany	47,288,450	1.3
Belgium	14,208,533	0.4
Canada	1,180,320	0.0

Total	$3,627,882,978	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/19
Common Stocks - 1.4%
Health Care Equipment & Supplies - 1.4%
Silk Road Medical Inc§	$-	$-	$39,986,130	$49,813,073
Preferred Stocks - N/A
Health Care Equipment & Supplies - N/A
Silk Road Medical Inc - Series C	-	-	(3,304,636)	-
Investment Companies - 1.6%
Investments Purchased with Cash Collateral from Securities Lending - 1.1%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	709,404∆	-	-	39,563,912
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	819,827	(486)	-	16,456,730
Total Investment Companies	$1,529,231	$(486)	$-	$56,020,642
Total Affiliated Investments - 3.0%	$1,529,231	$(486)	$36,681,494	$105,833,715

(1) For securities that were affiliated for a portion of the year ended September 30, 2019, this column reflects amounts for the entire year ended September 30, 2019 and not just the period in which the security was affiliated.

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Common Stocks - 1.4%
Health Care Equipment & Supplies - 1.4%
Silk Road Medical Inc§	-	1,611,891Ð	-	1,611,891
Preferred Stocks - N/A
Health Care Equipment & Supplies - N/A
Silk Road Medical Inc - Series C	4,348,205	-	(4,348,205)Ð	-
Investment Companies - 1.6%
Investments Purchased with Cash Collateral from Securities Lending - 1.1%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	104,201,101	685,336,267	(749,973,456)	39,563,912
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	85,933,761	626,982,679	(696,459,710)	16,456,730

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

MSCI World Health Care IndexSM	MSCI World Health Care IndexSM reflects the performance of health care stocks from global developed markets.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

#	Loaned security; a portion of the security is on loan at September 30, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted Securities (as of September 30, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
4D Molecular Therapeutics Inc - Series B	8/24/18	$6,518,412	$6,518,412	0.2%
Acerta Pharma BV PP - Series B	5/11/15	8,272,388	12,007,084	0.3
Akero Therapeutics Inc	12/10/18	8,666,006	18,574,647	0.5
Bigfoot Biomedical Inc, 7.0000%, 1/8/20	7/15/19	1,314,000	1,314,000	0.0
Biontech AG - Series A	1/17/18	13,775,320	18,530,305	0.5
BridgeBio Pharma LLC - Series C	6/19/17 - 6/27/19	7,647,562	36,619,489	1.0
Clementia Pharmaceuticals Inc CVR	4/18/19	1,180,320	1,180,320	0.0
IGM Bio	6/28/19	9,260,312	11,192,836	0.3
Phathom Pharmaceuticals Inc, 6.0000%, 3/22/22	5/7/19	6,278,000	6,278,000	0.2
RPI International Holdings LP	5/21/15	14,999,945	20,179,316	0.6
Silk Road Medical Inc	7/7/17 - 4/4/19	9,826,943	49,813,073	1.4
Total		$87,739,208	$182,207,482	5.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2019. The issuer incurs all registration costs.

12	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Convertible Promissory Notes	$-	$-	$7,592,000
Common Stocks
Biotechnology	783,375,084	29,767,483	-
Health Care Equipment & Supplies	745,546,866	49,813,073	-
All Other	1,845,747,190	-	-
Preferred Stocks	-	36,619,489	46,864,741
Limited Partnership Interests	-	-	20,179,316
Rights	-	5,176,774	1,180,320
Investment Companies	-	56,020,642	-
Total Assets	$3,374,669,140	$177,397,461	$75,816,377

Level 3 Valuation Reconciliation of Assets (for the year ended September 30, 2019)

	Balance as of September 30, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Balance as of September 30, 2019
Investment in Securities:
Convertible Promissory Notes
Health Care Providers & Services	$ -	$ -	$ -	$ 1,314,000	$ -	$ -	$ 1,314,000
Pharmaceuticals	-	-	-	6,278,000	-	-	6,278,000
Preferred Stock Biotechnology	37,170,606	-	(114,805)	-	-	-	37,055,801
Health Care Equipment & Supplies	13,131,579	-	-	-	-	(13,131,579)	-
Health Care Providers & Services	9,808,940	-	-	-	-	-	9,808,940
Life Sciences Tools & Services	10,771,214	-	-	-	-	(10,771,214)	-
Limited Partnership Interests Biotechnology	19,092,806	-	1,086,510	-	-	-	20,179,316
Rights Biotechnology	-	-	-	1,180,320(b)	-	-	1,180,320
Total	$ 89,975,145	$ -	$ 971,705	$ 8,772,320	$ -	$(23,902,793)	$ 75,816,377

(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

(b) All or a portion is the result of a corporate action.

Janus Investment Fund	13

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$3,522,049,263
Affiliated investments, at value(3)	105,833,715
Cash	5,386,973
Non-interested Trustees' deferred compensation	93,081
Receivables:
Investments sold	14,984,223
Dividends	3,973,383
Foreign tax reclaims	3,900,341
Fund shares sold	1,935,844
Interest	170,382
Dividends from affiliates	28,642
Other assets	9,630
Total Assets	3,658,365,477
Liabilities:
Foreign cash due to custodian	35
Collateral for securities loaned (Note 2)	39,563,912
Payables:	—
Investments purchased	8,216,917
Fund shares repurchased	3,420,106
Advisory fees	1,955,022
Transfer agent fees and expenses	540,646
12b-1 Distribution and shareholder servicing fees	168,255
Non-interested Trustees' deferred compensation fees	93,081
Professional fees	59,398
Non-interested Trustees' fees and expenses	27,250
Custodian fees	16,689
Affiliated fund administration fees payable	7,637
Accrued expenses and other payables	297,955
Total Liabilities	54,366,903
Net Assets	$3,603,998,574

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,821,044,099
Total distributable earnings (loss)	782,954,475
Total Net Assets	$3,603,998,574
Net Assets - Class A Shares	$177,861,718
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,300,374
Net Asset Value Per Share(4)	$53.89
Maximum Offering Price Per Share(5)	$57.18
Net Assets - Class C Shares	$148,147,382
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,023,564
Net Asset Value Per Share(4)	$49.00
Net Assets - Class D Shares	$1,372,807,879
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,026,094
Net Asset Value Per Share	$54.86
Net Assets - Class I Shares	$692,574,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,600,687
Net Asset Value Per Share	$54.96
Net Assets - Class N Shares	$90,957,989
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,659,571
Net Asset Value Per Share	$54.81
Net Assets - Class S Shares	$18,981,485
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	358,564
Net Asset Value Per Share	$52.94
Net Assets - Class T Shares	$1,102,667,266
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,200,437
Net Asset Value Per Share	$54.59

(1) Includes cost of $2,964,602,103.

(2) Includes $38,622,351 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $65,847,585.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Life Sciences Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$50,200,009
Dividends from affiliates	819,827
Affiliated securities lending income, net	709,404
Interest	263,282
Other income	96
Foreign tax withheld	(2,396,244)
Total Investment Income	49,596,374
Expenses:
Advisory fees	24,419,258
12b-1 Distribution and shareholder servicing fees:
Class A Shares	457,297
Class C Shares	1,530,846
Class S Shares	49,676
Transfer agent administrative fees and expenses:
Class D Shares	1,736,032
Class S Shares	49,676
Class T Shares	2,950,169
Transfer agent networking and omnibus fees:
Class A Shares	116,874
Class C Shares	151,354
Class I Shares	639,398
Other transfer agent fees and expenses:
Class A Shares	15,933
Class C Shares	14,068
Class D Shares	227,237
Class I Shares	31,663
Class N Shares	2,860
Class S Shares	372
Class T Shares	14,660
Shareholder reports expense	495,499
Registration fees	187,288
Non-interested Trustees’ fees and expenses	116,031
Custodian fees	110,430
Professional fees	96,509
Affiliated fund administration fees	89,704
Other expenses	410,545
Total Expenses	33,913,379
Less: Excess Expense Reimbursement and Waivers	(123,821)
Net Expenses	33,789,558
Net Investment Income/(Loss)	15,806,816

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$219,242,373
Investments in affiliates	(486)
Total Net Realized Gain/(Loss) on Investments	219,241,887
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(509,221,496)
Investments in affiliates	36,681,494
Total Change in Unrealized Net Appreciation/Depreciation	(472,540,002)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(237,491,299)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Life Sciences Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018(1)

Operations:
Net investment income/(loss)	$15,806,816	$4,566,897
Net realized gain/(loss) on investments	219,241,887	439,590,580
Change in unrealized net appreciation/depreciation	(472,540,002)	177,436,667
Net Increase/(Decrease) in Net Assets Resulting from Operations	(237,491,299)	621,594,144
Dividends and Distributions to Shareholders
Class A Shares	(19,474,128)	(1,792,961)
Class C Shares	(20,092,698)	(1,621,583)
Class D Shares	(157,744,260)	(16,689,949)
Class I Shares	(78,109,890)	(8,484,724)
Class N Shares	(11,912,115)	—
Class S Shares	(2,097,358)	(174,267)
Class T Shares	(130,672,449)	(14,122,964)
Net Decrease from Dividends and Distributions to Shareholders	(420,102,898)	(42,886,448)
Capital Share Transactions:
Class A Shares	13,048,414	(20,583,525)
Class C Shares	(2,735,758)	(22,667,605)
Class D Shares	67,724,544	(76,911,382)
Class I Shares	52,788,724	20,386,128
Class N Shares	5,293,305	99,895,060
Class S Shares	2,129,564	40,970
Class T Shares	14,080,730	(215,661,789)
Net Increase/(Decrease) from Capital Share Transactions	152,329,523	(215,502,143)
Net Increase/(Decrease) in Net Assets	(505,264,674)	363,205,553
Net Assets:
Beginning of period	4,109,263,248	3,746,057,695
End of period	$3,603,998,574	$4,109,263,248

(1) Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$64.96	$55.76	$49.16	$53.74	$52.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.01	0.05	0.05	(0.14)
Net realized and unrealized gain/(loss)	(4.52)	9.74	7.01	0.11	7.19
Total from Investment Operations	(4.35)	9.75	7.06	0.16	7.05
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	(0.03)	(0.14)	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(6.72)	(0.55)	(0.46)	(4.74)	(5.40)
Net Asset Value, End of Period	$53.89	$64.96	$55.76	$49.16	$53.74
Total Return*	(5.85)%	17.70%	14.58%	(0.07)%	14.00%
Net Assets, End of Period (in thousands)	$177,862	$195,674	$188,407	$297,151	$353,880
Average Net Assets for the Period (in thousands)	$182,919	$181,464	$206,577	$324,567	$239,781
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.99%	1.02%	1.04%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.99%	1.02%	1.04%	1.04%
Ratio of Net Investment Income/(Loss)	0.30%	0.02%	0.10%	0.10%	(0.23)%
Portfolio Turnover Rate	36%	46%	38%	41%	47%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$60.16	$52.00	$46.18	$51.00	$50.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.21)	(0.40)	(0.27)	(0.32)	(0.54)
Net realized and unrealized gain/(loss)	(4.23)	9.04	6.52	0.10	6.92
Total from Investment Operations	(4.44)	8.64	6.25	(0.22)	6.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Net Asset Value, End of Period	$49.00	$60.16	$52.00	$46.18	$51.00
Total Return*	(6.53)%	16.81%	13.76%	(0.86)%	13.18%
Net Assets, End of Period (in thousands)	$148,147	$182,894	$180,251	$201,539	$215,417
Average Net Assets for the Period (in thousands)	$163,407	$173,167	$175,301	$210,680	$131,989
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.75%	1.76%	1.84%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.75%	1.76%	1.84%	1.76%
Ratio of Net Investment Income/(Loss)	(0.42)%	(0.74)%	(0.59)%	(0.69)%	(0.96)%
Portfolio Turnover Rate	36%	46%	38%	41%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$65.89	$56.59	$49.90	$54.41	$52.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.12	0.18	0.15	(0.04)
Net realized and unrealized gain/(loss)	(4.58)	9.86	7.07	0.11	7.27
Total from Investment Operations	(4.31)	9.98	7.25	0.26	7.23
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.20)	(0.13)	(0.17)	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(6.72)	(0.68)	(0.56)	(4.77)	(5.40)
Net Asset Value, End of Period	$54.86	$65.89	$56.59	$49.90	$54.41
Total Return*	(5.69)%	17.91%	14.81%	0.12%	14.24%
Net Assets, End of Period (in thousands)	$1,372,808	$1,549,599	$1,406,708	$1,434,021	$1,601,161
Average Net Assets for the Period (in thousands)	$1,449,521	$1,404,624	$1,315,724	$1,501,230	$1,635,538
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.82%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%	0.84%	0.85%
Ratio of Net Investment Income/(Loss)	0.48%	0.20%	0.36%	0.30%	(0.07)%
Portfolio Turnover Rate	36%	46%	38%	41%	47%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$65.96	$56.66	$49.96	$54.48	$52.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.15	0.22	0.17	0.01
Net realized and unrealized gain/(loss)	(4.58)	9.87	7.08	0.12	7.21
Total from Investment Operations	(4.28)	10.02	7.30	0.29	7.22
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.24)	(0.17)	(0.21)	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(6.72)	(0.72)	(0.60)	(4.81)	(5.40)
Net Asset Value, End of Period	$54.96	$65.96	$56.66	$49.96	$54.48
Total Return*	(5.63)%	17.97%	14.90%	0.19%	14.19%
Net Assets, End of Period (in thousands)	$692,575	$762,127	$629,650	$415,083	$481,253
Average Net Assets for the Period (in thousands)	$719,800	$688,302	$493,309	$409,682	$413,993
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.77%	0.78%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.77%	0.78%	0.78%
Ratio of Net Investment Income/(Loss)	0.53%	0.26%	0.43%	0.34%	0.01%
Portfolio Turnover Rate	36%	46%	38%	41%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018(1)
Net Asset Value, Beginning of Period	$65.76	$59.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.36	0.16
Net realized and unrealized gain/(loss)	(4.59)	6.01
Total from Investment Operations	(4.23)	6.17
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(6.72)	—
Total Dividends and Distributions	(6.72)	—
Net Asset Value, End of Period	$54.81	$65.76
Total Return*	(5.57)%	10.35%
Net Assets, End of Period (in thousands)	$90,958	$104,903
Average Net Assets for the Period (in thousands)	$99,924	$24,212
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.70%
Ratio of Net Investment Income/(Loss)	0.63%	0.39%
Portfolio Turnover Rate	36%	46%

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$64.07	$55.09	$48.62	$53.23	$51.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	(0.08)	0.01	(0.01)	(0.21)
Net realized and unrealized gain/(loss)	(4.48)	9.60	6.90	0.09	7.16
Total from Investment Operations	(4.41)	9.52	6.91	0.08	6.95
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.06)	(0.01)	(0.09)	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(6.72)	(0.54)	(0.44)	(4.69)	(5.40)
Net Asset Value, End of Period	$52.94	$64.07	$55.09	$48.62	$53.23
Total Return*	(6.04)%	17.49%	14.43%	(0.23)%	13.92%
Net Assets, End of Period (in thousands)	$18,981	$20,113	$17,189	$16,223	$12,882
Average Net Assets for the Period (in thousands)	$19,870	$18,269	$15,685	$15,038	$10,085
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.18%	1.17%	1.19%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.17%	1.16%	1.18%	1.15%
Ratio of Net Investment Income/(Loss)	0.14%	(0.14)%	0.02%	(0.02)%	(0.36)%
Portfolio Turnover Rate	36%	46%	38%	41%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$65.66	$56.39	$49.71	$54.23	$52.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.06	0.13	0.10	(0.09)
Net realized and unrealized gain/(loss)	(4.57)	9.84	7.06	0.11	7.25
Total from Investment Operations	(4.35)	9.90	7.19	0.21	7.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.15)	(0.08)	(0.13)	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(6.72)	(0.63)	(0.51)	(4.73)	(5.40)
Net Asset Value, End of Period	$54.59	$65.66	$56.39	$49.71	$54.23
Total Return*	(5.78)%	17.80%	14.71%	0.04%	14.12%
Net Assets, End of Period (in thousands)	$1,102,667	$1,293,953	$1,323,853	$1,469,645	$1,950,138
Average Net Assets for the Period (in thousands)	$1,180,068	$1,230,729	$1,282,363	$1,653,993	$1,741,793
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.92%	0.94%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.93%	0.95%
Ratio of Net Investment Income/(Loss)	0.38%	0.10%	0.26%	0.20%	(0.15)%
Portfolio Turnover Rate	36%	46%	38%	41%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Life Sciences Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	23

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

24	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs. In addition, the table provides a narrative description of the uncertainty of the fair value measurement based on the use of significant unobservable inputs that have been different, or that reasonable could have been different, at the reporting date.

Asset	Fair Value at September 30, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used	Impact to Valuation from an Increase in Input
Preferred Stock
Biotechnology	$18,530,305	Market Approach	Price selection from Initial Public Offering Range	$18-$20	$18	Increase
			Discount Rate	5%-10%	10%	Decrease
Biotechnology	$12,007,084	Income Approach	Probability Weighting	54%-62%	58%	Increase
			Discount Rate	8%-10%	10%	Decrease
Limited Partnership Interests
Biotechnology	$20,179,316	Market Approach	NAV Statements	N/A	N/A	Increase
Other	$25,099,672

Other securities categorized as Level 3 in the hierarchy have been fair valued based on the most recent transaction price. The value of the level 3 investments will increase should the future transaction price increase.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s

Janus Investment Fund	25

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the year.

Financial assets of $23,902,793 were transferred out of Level 3 to Level 2 since certain securities prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to

26	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

Janus Investment Fund	27

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$38,622,351	$—	$(38,622,351)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase

28	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $38,622,351. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2019 is $39,563,912, resulting in the net amount due to the counterparty of $941,561.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Janus Investment Fund	29

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are

30	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $85,168.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $220 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $12,149.

Janus Investment Fund	31

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $3,377,610 in purchases $3,471,631 in sales, resulting in a net realized loss of $8,865,352. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 34,557,165	$ 199,997,688	$ -	$ -	$ -	$ (139,148)	$548,538,770

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,079,344,208	$796,069,394	$(247,530,624)	$ 548,538,770

32	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 100,986,639	$ 319,116,259	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,410,876	$ 31,475,572	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 11,635,495	$ (11,635,495)

Janus Investment Fund	33

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	876,330	$ 47,868,594	540,912	$ 31,637,820
Reinvested dividends and distributions	309,413	15,418,046	26,781	1,440,258
Shares repurchased	(897,733)	(50,238,226)	(934,244)	(53,661,603)
Net Increase/(Decrease)	288,010	$ 13,048,414	(366,551)	$ (20,583,525)
Class C Shares:
Shares sold	430,230	$ 21,639,557	296,191	$ 15,928,344
Reinvested dividends and distributions	388,577	17,703,579	28,224	1,414,008
Shares repurchased	(835,514)	(42,078,894)	(750,741)	(40,009,957)
Net Increase/(Decrease)	(16,707)	$ (2,735,758)	(426,326)	$ (22,667,605)
Class D Shares:
Shares sold	1,463,930	$ 83,069,063	1,380,490	$ 81,242,657
Reinvested dividends and distributions	3,039,588	153,985,561	299,464	16,314,807
Shares repurchased	(2,994,956)	(169,330,080)	(3,020,417)	(174,468,846)
Net Increase/(Decrease)	1,508,562	$ 67,724,544	(1,340,463)	$ (76,911,382)
Class I Shares:
Shares sold	3,868,242	$217,918,762	5,355,669	$ 313,210,396
Reinvested dividends and distributions	1,268,618	64,356,976	125,098	6,819,075
Shares repurchased	(4,090,826)	(229,487,014)	(5,039,774)	(299,643,343)
Net Increase/(Decrease)	1,046,034	$ 52,788,724	440,993	$ 20,386,128
Class N Shares:
Shares sold	1,251,707	$ 71,073,358	1,653,336	$ 103,598,655
Reinvested dividends and distributions	235,604	11,912,115	-	-
Shares repurchased	(1,423,087)	(77,692,168)	(57,989)	(3,703,595)
Net Increase/(Decrease)	64,224	$ 5,293,305	1,595,347	$ 99,895,060
Class S Shares:
Shares sold	132,354	$ 7,209,070	108,503	$ 6,187,462
Reinvested dividends and distributions	42,777	2,097,358	3,281	174,267
Shares repurchased	(130,489)	(7,176,864)	(109,870)	(6,320,759)
Net Increase/(Decrease)	44,642	$ 2,129,564	1,914	$ 40,970
Class T Shares:
Shares sold	2,455,854	$138,192,378	2,129,736	$ 124,997,884
Reinvested dividends and distributions	2,531,677	127,723,096	254,440	13,823,744
Shares repurchased	(4,494,196)	(251,834,744)	(6,152,787)	(354,483,417)
Net Increase/(Decrease)	493,335	$ 14,080,730	(3,768,611)	$(215,661,789)
(1)	Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

34	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,350,240,513	$1,532,141,579	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Global Life Sciences Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Life Sciences Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Life Sciences Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent, investee companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

36	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares) .

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	37

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

Janus Investment Fund	39

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

52	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Janus Henderson Global Life Sciences Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$319,116,259
Dividends Received Deduction Percentage	53%
Qualified Dividend Income Percentage	46%

54	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	59

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

62	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Henderson Global Life Sciences Fund	5/07-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2019

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93043 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Global Real Estate Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Real Estate Fund

Janus Henderson Global Real Estate Fund (unaudited)

FUND SNAPSHOT

A global equity fund that seeks to provide investors total returns – both capital appreciation and current income – associated with global real estate growth and development. The Fund seeks to own a portfolio of the most compelling real estate equities listed on regulated exchanges throughout the world. These companies will derive the main part of their revenue from the ownership, management and/or development of real estate. Our strategy is long only with the objective of producing strong relative performance while providing genuine exposure to global real estate fundamentals and managing risk by being benchmark-aware.

Greg Kuhl co-portfolio manager	Tim Gibson co-portfolio manager	Guy Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Global Real Estate Fund Class I shares returned 17.41% over the 12-month period ending September 30, 2019. This was ahead of the Fund’s primary and secondary benchmarks, the FTSE EPRA Nareit Global and Global Net indices, which returned 13.66% and 12.64%, respectively.

INVESTMENT ENVIRONMENT

Global equity markets rose slightly with the MSCI World IndexSM up 1.83%, underperforming the return of our global real estate benchmark.

Global equities saw volatility over the period, with sharp declines at the end of 2018, driven by indications of slowing global growth combined with heightened geopolitical uncertainty. This was offset by a strong rally in the first half of 2019 as investors reacted to a significant shift in central bank policy. Bonds and credit markets rallied and the yield curve flattened as investors priced in further interest rate cuts.

Global real estate investment trusts (REITs) gave investors a far less volatile journey, proving more defensive during the market selloffs in the fourth quarter of 2018 and in May 2019. The combination of accommodative central bank policy, strong property fundamentals, and an abundance of capital still chasing commercial real estate continued to draw investors globally to the asset class.

At the regional level, U.S. REITs made significant gains, but saw ongoing divergence at the sector level. Industrial/logistics, health care, manufactured housing and net lease all delivered strong returns over the period. The weakest sectors proved to be malls, as retail faced a record year of bankruptcies in 2019, and hotels, where top-line growth remained elusive in light of slowing economic growth and elevated new supply.

Asia Pacific property stocks also rallied. Singapore and Japanese REITs were boosted by a more measured supply outlook and falling yields that drove demand for income. Likewise Australian REITs benefited from the Reserve Bank of Australia cutting rates for the first time in three years. Hong Kong underperformed toward the end of the period, on the back of ongoing demonstrations that we believe are likely to have a negative effect on the demand for property. European stocks lagged, due to weakness in the retail sector, ongoing Brexit uncertainty, and the recently proposed rent freeze for apartment landlords in Berlin that dragged the region lower. However, Europe also saw several areas where continued strong real estate fundamentals have led to positive share price performance. Nordic markets, Spain, German commercial and areas of structural growth, such as industrial/logistics and alternatives, all performed well.

PERFORMANCE DISCUSSION

The Fund outperformed its index over the 12-month period, with strong stock selection the dominant driver of alpha, in line with our investment process.

At the sector level, our focus on areas of structural growth and underweight to the retail sector added value globally. An overweight stance to industrial/logistics stocks was a key driver of performance, with Rexford and Prologis among the top contributors. Detractors included Berlin-focused landlords Deutsche Wohnen and ADO Properties, both of which fell following the surprise decision by the Berlin senate to impose a five-year freeze on apartment rents.

Janus Investment Fund	1

Janus Henderson Global Real Estate Fund (unaudited)

PORTFOLIO ACTIVITY

From a positioning perspective, we continued to maintain a relatively neutral country stance, preferring to focus on bottom-up stock selection to drive returns. Our focus remained on those parts of the market and companies where we saw the potential for continued cash flow and dividend growth. We remained wary of “value” trades in property sectors where we saw ongoing structural shifts, because they put pressure on demand for physical real estate, and, therefore, rents.

This led us to be very selective in our holdings of retail landlords in light of the continued growth of e-commerce, a trend we re-emphasized over the period with the sale of U.S. mall owner Simon Property. We remained more constructive on prospects for open-air, grocery-anchored shopping centers, given tenants are more daily-necessity- and service-focused, in contrast to mall owners who are more reliant on full-price apparel retailers.

We remained overweight global logistics developers, who continued to benefit from strong tenant demand driven by e-commerce retailers, as well as traditional brick-and-mortar retailers seeking to reconfigure supply chains to be closer to urban population centers. We also added cold storage owner and operator Americold, as we believe the company will deliver compelling growth and capitalize on healthy consolidation opportunities, moving forward in a niche sector where ownership is fragmented and barriers to entry are high.

We also remained constructive on other alternative parts of the real estate market, and built on positions in the net lease sector in the U.S., where we expect strong acquisition pipelines to drive healthy earnings growth. We trimmed our holdings in data center and cell tower companies, after strong share price performance.

Additionally, we saw further upside in companies offering affordable and flexible housing in growing markets, such as Germany, the Philippines, and burgeoning cities within the U.S., where we added American Homes 4 Rent. Elsewhere, we remain underweight the U.S. office sector given limited cash-flow growth potential and high capital-expenditures (CaPex) requirements. We did, however, add luxury apartment and Class A office property provider Douglas Emmett, for exposure to what we believe are prime assets in West Lost Angeles and Honolulu, where we anticipate strong rent growth driven by extremely tight new-office supply.

OUTLOOK

Looking ahead, although capital growth has moderated, the underlying fundamentals for the listed property sector remain robust. We believe recent moves lower in bond yields and interest-rate expectations should provide further investor demand for physical real estate, a real asset with an attractive and growing income stream. However, the spread of returns at a property-sector level is likely to widen in the years ahead, given both cyclical and structural forces, meaning it is increasingly important to be selective.

Against this backdrop, we will continue to play to our strengths, reducing macro risks and focusing on bottom-up stock selection to drive returns through a concentrated, high-conviction portfolio. The focus remains on companies capable of growing income and dividends and those best placed to benefit from technological advances, which are changing consumer behavior and altering the needs and uses for real estate. Also, as market-wide growth slows, we place greater emphasis on quality assets, balance sheets and management teams; in our experience the value of these factors always comes to the fore at this point in the cycle.

2	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Sun Communities Inc	1.38%	Deutsche Wohnen SE	-0.65%
	Prologis Inc	1.27%	ADO Properties SA	-0.35%
	Essential Properties Realty Trust Inc	1.10%	Instone Real Estate Group AG	-0.31%
	Rexford Industrial Realty Inc	1.05%	Shangri-La Asia Ltd	-0.21%
	Goodman Group	0.94%	Brandywine Realty Trust	-0.15%

	3 Top Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA Nareit Global Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	5.83%	93.45%	99.57%
	Information Technology	0.06%	1.64%	0.00%
	Health Care	0.02%	0.00%	0.14%

	2 Bottom Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA Nareit Global Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.60%	2.07%	0.28%
	Other**	-0.25%	2.84%	0.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Prologis Inc
Equity Real Estate Investment Trusts (REITs)	4.3%
Alexandria Real Estate Equities Inc
Equity Real Estate Investment Trusts (REITs)	3.8%
VICI Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.2%
Goodman Group
Equity Real Estate Investment Trusts (REITs)	3.0%
Rexford Industrial Realty Inc
Equity Real Estate Investment Trusts (REITs)	2.9%
17.2%

Asset Allocation - (% of Net Assets)
Common Stocks	96.7%
Investment Companies	4.3%
Other	(1.0)%
100.0%

Emerging markets comprised 5.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	17.12%	8.50%	9.91%	6.15%	1.26%	1.26%
Class A Shares at MOP	10.41%	7.22%	9.26%	5.62%
Class C Shares at NAV	16.19%	7.67%	9.09%	5.42%	2.02%	2.02%
Class C Shares at CDSC	15.19%	7.67%	9.09%	5.42%
Class D Shares(1)	17.31%	8.66%	9.93%	5.51%	1.08%	1.07%
Class I Shares	17.41%	8.79%	10.22%	6.43%	0.96%	0.96%
Class N Shares	17.52%	8.79%	10.22%	6.43%	0.93%	0.92%
Class S Shares	16.86%	8.29%	9.73%	5.99%	1.45%	1.43%
Class T Shares	17.27%	8.62%	10.07%	5.80%	1.14%	1.14%
FTSE EPRA Nareit Global Index	13.66%	7.66%	8.97%	4.07%
FTSE EPRA Nareit Global Net Index	12.64%	6.76%	8.16%	N/A**
Morningstar Quartile - Class I Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	18/232	18/198	17/163	5/142

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Global Real Estate Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares reflects the historical performance of the Fund's Class I Shares from July 6, 2009 to January 26, 2018, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund's Class I Shares, calculated using the fees and expenses of Class I Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective March 29, 2019, Guy Barnard, Tim Gibson and Greg Kuhl are Co-Portfolio Managers of the Fund.

Effective March 29, 2019, the FTSE EPRA Nareit Global Net Index (the “Net Index”) was added as a secondary benchmark index for the Fund. The Net Index is composed of the same holdings of the FTSE EPRA Nareit Global Index, the Fund’s primary benchmark, but differs in that it reflects deduction for expenses, fees, and taxes, whereas the Fund’s primary benchmark does not reflect deduction for such expenses, fees, and taxes. The addition of the Net Index is intended to compare the Fund’s performance against an index that reflects the impact of foreign tax withholding.

*The Predecessor Fund’s inception date – November 28, 2007

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

**Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,079.10	$6.93	$1,000.00	$1,018.40	$6.73	1.33%
Class C Shares	$1,000.00	$1,074.80	$10.71	$1,000.00	$1,014.74	$10.40	2.06%
Class D Shares	$1,000.00	$1,080.40	$5.89	$1,000.00	$1,019.40	$5.72	1.13%
Class I Shares	$1,000.00	$1,080.70	$5.58	$1,000.00	$1,019.70	$5.42	1.07%
Class N Shares	$1,000.00	$1,081.40	$5.06	$1,000.00	$1,020.21	$4.91	0.97%
Class S Shares	$1,000.00	$1,077.70	$7.92	$1,000.00	$1,017.45	$7.69	1.52%
Class T Shares	$1,000.00	$1,080.20	$6.31	$1,000.00	$1,019.00	$6.12	1.21%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 96.7%
Equity Real Estate Investment Trusts (REITs) – 76.1%
Alexandria Real Estate Equities Inc	105,694	$16,281,104
Allied Properties Real Estate Investment Trust	186,938	7,559,650
American Homes 4 Rent	426,934	11,053,321
Americold Realty Trust	339,183	12,573,514
Camden Property Trust	79,234	8,795,766
CubeSmart	277,502	9,684,820
Daiwa Office Investment Corp	388	3,011,118
Douglas Emmett Inc	217,268	9,305,588
Duke Realty Corp	328,294	11,152,147
Equity LifeStyle Properties Inc	65,275	8,720,740
Essential Properties Realty Trust Inc	349,253	8,001,386
Gecina SA	45,450	7,142,426
Goodman Group	1,340,322	12,825,096
HCP Inc	321,582	11,457,967
Industrial & Infrastructure Fund Investment Corp	3,326	4,774,722
Invincible Investment Corp	7,706	4,754,326
Keppel DC REIT	2,244,400	3,102,333
LaSalle Logiport REIT	2,787	3,990,636
Lendlease Global Commercial REIT	1,240,467	789,992
Link REIT	938,000	10,346,424
Mapletree Industrial Trust	2,056,100	3,615,808
Mapletree Logistics Trust	5,695,500	6,677,312
MCUBS MidCity Investment Corp	5,409	5,938,843
Merlin Properties Socimi SA	379,000	5,290,966
MGM Growth Properties LLC	292,299	8,783,585
Mirvac Group	3,739,325	7,721,290
Nippon Prologis REIT Inc	1,902	5,209,344
Nomura Real Estate Master Fund Inc	2,878	5,196,426
Prologis Inc	219,027	18,599,998
Retail Opportunity Investments Corp	259,895	4,737,886
Rexford Industrial Realty Inc	289,210	12,731,024
Safestore Holdings PLC	315,000	2,588,633
Segro PLC	695,721	6,934,375
SITE Centers Corp	543,109	8,206,377
Spirit Realty Capital Inc	186,074	8,905,502
Star Asia Investment Corp	4,136	4,460,805
Sun Communities Inc	82,985	12,319,123
UDR Inc	200,926	9,740,893
UNITE Group PLC	204,490	2,745,068
VEREIT Inc	173,085	1,692,771
VICI Properties Inc	605,584	13,716,478
Washington Real Estate Investment Trust	297,500	8,139,600
		329,275,183
Hotels, Restaurants & Leisure – 1.2%
Marriott International Inc/MD	43,001	5,348,034
Information Technology Services – 1.5%
InterXion Holding NV*	77,931	6,348,259
Real Estate Management & Development – 17.9%
ADO Properties SA (144A)	81,580	3,360,641
Aroundtown SA	735,000	6,010,724
Ayala Land Inc	7,583,100	7,237,682
China Resources Land Ltd	2,774,000	11,626,909
Deutsche Wohnen SE	227,000	8,284,906
Fastighets AB Balder*	125,000	4,735,195
Helical PLC	781,937	3,739,210
Instone Real Estate Group AG (144A)*	178,334	3,715,940
Mitsui Fudosan Co Ltd	436,300	10,811,652
Phoenix Mills Ltd	256,629	2,525,862
Prestige Estates Projects Ltd	681,422	2,777,181

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Sun Hung Kai Properties Ltd	445,250	$6,408,191
Urban & Civic PLC	55,547	221,240
VGP NV	65,000	5,936,138
		77,391,471
Total Common Stocks (cost $358,355,760)		418,362,947
Investment Companies – 4.3%
Money Markets – 4.3%
Fidelity Investments Money Market Treasury Portfolio, 1.8200%ºº (cost $18,397,859)	18,397,859	18,397,859
Total Investments (total cost $376,753,619) – 101.0%		436,760,806
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(4,115,514)
Net Assets – 100%		$432,645,292

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$238,345,483	54.6%
Japan	48,147,872	11.0
Germany	21,372,211	4.9
Australia	20,546,386	4.7
Hong Kong	16,754,615	3.8
United Kingdom	16,228,526	3.7
Singapore	14,185,445	3.2
China	11,626,909	2.7
Canada	7,559,650	1.7
Philippines	7,237,682	1.7
France	7,142,426	1.6
Netherlands	6,348,259	1.5
Belgium	5,936,138	1.4
India	5,303,043	1.2
Spain	5,290,966	1.2
Sweden	4,735,195	1.1

Total	$436,760,806	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - N/A
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$9,222∆	$-	$-	$-

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - N/A
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	-	18,098,114	(18,098,114)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Notes to Schedule of Investments and Other Information

FTSE EPRA Nareit Global Index

FTSE EPRA Nareit Global Index tracks the performance of real estate companies and real estate investment trusts (REITs) from developed and emerging markets, and is shown gross or net of foreign withholding taxes.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $7,076,581, which represents 1.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$418,362,947	$-	$-
Investment Companies	18,397,859	-	-
Total Assets	$436,760,806	$-	$-

Janus Investment Fund	11

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$436,760,806
Cash denominated in foreign currency(2)	485,916
Non-interested Trustees' deferred compensation	11,159
Receivables:
Dividends	1,766,973
Fund shares sold	1,066,217
Investments sold	181,209
Foreign tax reclaims	43,926
Other assets	27,745
Total Assets	440,343,951
Liabilities:
Payables:	—
Investments purchased	6,130,490
Fund shares repurchased	639,886
Dividends	332,098
Advisory fees	290,681
Foreign tax liability	84,628
Transfer agent fees and expenses	55,878
Professional fees	51,088
Custodian fees	11,919
Non-interested Trustees' deferred compensation fees	11,159
12b-1 Distribution and shareholder servicing fees	9,149
Non-interested Trustees' fees and expenses	2,434
Affiliated fund administration fees payable	861
Accrued expenses and other payables	78,388
Total Liabilities	7,698,659
Net Assets	$432,645,292

See Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$372,074,812
Total distributable earnings (loss)(3)	60,570,480
Total Net Assets	$432,645,292
Net Assets - Class A Shares	$9,166,523
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	705,016
Net Asset Value Per Share(4)	$13.00
Maximum Offering Price Per Share(5)	$13.79
Net Assets - Class C Shares	$8,020,067
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	625,994
Net Asset Value Per Share(4)	$12.81
Net Assets - Class D Shares	$46,239,139
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,531,259
Net Asset Value Per Share	$13.09
Net Assets - Class I Shares	$211,998,089
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,211,777
Net Asset Value Per Share	$13.08
Net Assets - Class N Shares	$71,471,801
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,466,385
Net Asset Value Per Share	$13.07
Net Assets - Class S Shares	$5,176,586
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	398,991
Net Asset Value Per Share	$12.97
Net Assets - Class T Shares	$80,573,087
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,160,158
Net Asset Value Per Share	$13.08

(1) Includes cost of $376,753,619.

(2) Includes cost of $485,916.

(3) Includes $84,628 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Real Estate Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$9,617,161
Affiliated securities lending income, net	9,222
Other income	229,756
Foreign tax withheld	(419,378)
Total Investment Income	9,436,761
Expenses:
Advisory fees	2,822,465
12b-1 Distribution and shareholder servicing fees:
Class A Shares	18,163
Class C Shares	70,003
Class S Shares	8,550
Transfer agent administrative fees and expenses:
Class D Shares	47,405
Class S Shares	8,582
Class T Shares	135,883
Transfer agent networking and omnibus fees:
Class A Shares	5,824
Class C Shares	7,015
Class I Shares	210,974
Other transfer agent fees and expenses:
Class A Shares	782
Class C Shares	682
Class D Shares	11,649
Class I Shares	9,540
Class N Shares	1,202
Class S Shares	324
Class T Shares	1,120
Registration fees	178,249
Professional fees	74,236
Shareholder reports expense	48,665
Custodian fees	36,475
Non-interested Trustees’ fees and expenses	9,945
Affiliated fund administration fees	7,909
Other expenses	90,758
Total Expenses	3,806,400
Less: Excess Expense Reimbursement and Waivers	(2,731)
Net Expenses	3,803,669
Net Investment Income/(Loss)	5,633,092
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	9,704,979
Total Net Realized Gain/(Loss) on Investments	9,704,979
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	40,809,988
Total Change in Unrealized Net Appreciation/Depreciation	40,809,988
Net Increase/(Decrease) in Net Assets Resulting from Operations	$56,148,059

(1) Includes change in unrealized appreciation/depreciation of $(84,628) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018(1)

Operations:
Net investment income/(loss)	$5,633,092	$4,340,814
Net realized gain/(loss) on investments	9,704,979	13,617,132
Change in unrealized net appreciation/depreciation	40,809,988	(338,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	56,148,059	17,619,577
Dividends and Distributions to Shareholders
Class A Shares	(313,895)	(198,877)
Class C Shares	(295,732)	(214,736)
Class D Shares	(1,915,463)	(1,453,979)
Class I Shares	(8,630,279)	(5,094,778)
Class N Shares	(1,983,840)	(368,411)
Class S Shares	(134,757)	(97,231)
Class T Shares	(2,606,038)	(2,078,913)
Net Decrease from Dividends and Distributions to Shareholders	(15,880,004)	(9,506,925)
Capital Share Transactions:
Class A Shares	2,429,163	988,571
Class C Shares	219,790	303,276
Class D Shares	5,070,181	(47,984)
Class I Shares	40,950,121	30,214,431
Class N Shares	32,357,114	33,881,968
Class S Shares	2,258,138	(293,117)
Class T Shares	30,581,827	(11,745,506)
Net Increase/(Decrease) from Capital Share Transactions	113,866,334	53,301,639
Net Increase/(Decrease) in Net Assets	154,134,389	61,414,291
Net Assets:
Beginning of period	278,510,903	217,096,612
End of period	$432,645,292	$278,510,903

(1) Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.68	$11.28	$10.88	$10.45	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.18	0.19	0.20	0.19
Net realized and unrealized gain/(loss)	1.72	0.68	0.65	0.95	(0.31)
Total from Investment Operations	1.90	0.86	0.84	1.15	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.46)	(0.33)	(0.34)	(0.22)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.58)	(0.46)	(0.44)	(0.72)	(0.39)
Net Asset Value, End of Period	$13.00	$11.68	$11.28	$10.88	$10.45
Total Return*	17.12%	7.76%	8.16%	11.55%	(1.27)%
Net Assets, End of Period (in thousands)	$9,167	$5,828	$4,675	$12,752	$27,980
Average Net Assets for the Period (in thousands)	$7,245	$5,093	$7,879	$19,176	$25,808
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.26%	1.15%	1.26%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.26%	1.15%	1.26%	1.27%
Ratio of Net Investment Income/(Loss)	1.46%	1.60%	1.77%	1.91%	1.66%
Portfolio Turnover Rate	61%	78%	72%	18%	22%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.53	$11.14	$10.77	$10.36	$10.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.10	0.11	0.12	0.09
Net realized and unrealized gain/(loss)	1.69	0.67	0.64	0.94	(0.30)
Total from Investment Operations	1.78	0.77	0.75	1.06	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.38)	(0.27)	(0.27)	(0.14)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.50)	(0.38)	(0.38)	(0.65)	(0.31)
Net Asset Value, End of Period	$12.81	$11.53	$11.14	$10.77	$10.36
Total Return*	16.19%	7.01%	7.34%	10.69%	(2.03)%
Net Assets, End of Period (in thousands)	$8,020	$6,970	$6,432	$7,299	$8,393
Average Net Assets for the Period (in thousands)	$7,211	$6,717	$6,520	$8,033	$9,177
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%	2.00%	1.88%	1.99%	2.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%	2.00%	1.88%	1.99%	2.02%
Ratio of Net Investment Income/(Loss)	0.73%	0.84%	1.01%	1.15%	0.83%
Portfolio Turnover Rate	61%	78%	72%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.76	$11.35	$10.97	$10.53	$11.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.20	0.20	0.22	0.19
Net realized and unrealized gain/(loss)	1.73	0.69	0.66	0.96	(0.30)
Total from Investment Operations	1.93	0.89	0.86	1.18	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.48)	(0.37)	(0.36)	(0.23)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.60)	(0.48)	(0.48)	(0.74)	(0.40)
Net Asset Value, End of Period	$13.09	$11.76	$11.35	$10.97	$10.53
Total Return*	17.31%	7.98%	8.26%	11.78%	(1.17)%
Net Assets, End of Period (in thousands)	$46,239	$36,579	$35,330	$39,123	$39,506
Average Net Assets for the Period (in thousands)	$39,590	$35,963	$36,226	$38,712	$45,814
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.08%	0.98%	1.08%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.08%	0.98%	1.08%	1.13%
Ratio of Net Investment Income/(Loss)	1.65%	1.75%	1.87%	2.07%	1.68%
Portfolio Turnover Rate	61%	78%	72%	18%	22%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.75	$11.33	$10.95	$10.52	$11.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.22	0.22	0.23	0.21
Net realized and unrealized gain/(loss)	1.74	0.69	0.65	0.95	(0.31)
Total from Investment Operations	1.94	0.91	0.87	1.18	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.49)	(0.38)	(0.37)	(0.24)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.61)	(0.49)	(0.49)	(0.75)	(0.41)
Net Asset Value, End of Period	$13.08	$11.75	$11.33	$10.95	$10.52
Total Return*	17.41%	8.21%	8.39%	11.83%	(1.06)%
Net Assets, End of Period (in thousands)	$211,998	$147,863	$114,658	$118,357	$108,004
Average Net Assets for the Period (in thousands)	$186,262	$120,270	$110,825	$110,544	$124,109
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	0.96%	0.87%	0.98%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	0.96%	0.87%	0.98%	1.02%
Ratio of Net Investment Income/(Loss)	1.68%	1.91%	2.00%	2.16%	1.87%
Portfolio Turnover Rate	61%	78%	72%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Real Estate Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018(1)
Net Asset Value, Beginning of Period	$11.75	$11.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.27	0.17
Net realized and unrealized gain/(loss)	1.67	(0.10)(3)
Total from Investment Operations	1.94	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.13)
Distributions (from capital gains)	(0.22)	—
Total Dividends and Distributions	(0.62)	(0.13)
Net Asset Value, End of Period	$13.07	$11.75
Total Return*	17.43%	0.59%
Net Assets, End of Period (in thousands)	$71,472	$35,316
Average Net Assets for the Period (in thousands)	$34,671	$28,132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.93%
Ratio of Net Investment Income/(Loss)	2.28%	2.14%
Portfolio Turnover Rate	61%	78%

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.66	$11.26	$10.88	$10.46	$10.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.16	0.17	0.19	0.16
Net realized and unrealized gain/(loss)	1.72	0.67	0.65	0.94	(0.30)
Total from Investment Operations	1.87	0.83	0.82	1.13	(0.14)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.43)	(0.33)	(0.33)	(0.20)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.56)	(0.43)	(0.44)	(0.71)	(0.37)
Net Asset Value, End of Period	$12.97	$11.66	$11.26	$10.88	$10.46
Total Return*	16.86%	7.56%	7.95%	11.35%	(1.42)%
Net Assets, End of Period (in thousands)	$5,177	$2,464	$2,662	$3,395	$2,953
Average Net Assets for the Period (in thousands)	$3,433	$2,615	$2,928	$3,273	$2,856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.57%	1.45%	1.30%	1.39%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.45%	1.30%	1.39%	1.44%
Ratio of Net Investment Income/(Loss)	1.28%	1.35%	1.56%	1.81%	1.45%
Portfolio Turnover Rate	61%	78%	72%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.75	$11.34	$10.95	$10.52	$11.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.19	0.20	0.21	0.20
Net realized and unrealized gain/(loss)	1.74	0.69	0.66	0.96	(0.31)
Total from Investment Operations	1.93	0.88	0.86	1.17	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.47)	(0.36)	(0.36)	(0.23)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.60)	(0.47)	(0.47)	(0.74)	(0.40)
Net Asset Value, End of Period	$13.08	$11.75	$11.34	$10.95	$10.52
Total Return*	17.27%	7.90%	8.29%	11.64%	(1.18)%
Net Assets, End of Period (in thousands)	$80,573	$43,490	$53,339	$67,589	$79,815
Average Net Assets for the Period (in thousands)	$54,353	$51,128	$55,685	$75,722	$68,630
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.14%	1.04%	1.14%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.14%	1.04%	1.14%	1.17%
Ratio of Net Investment Income/(Loss)	1.59%	1.64%	1.84%	2.00%	1.79%
Portfolio Turnover Rate	61%	78%	72%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Real Estate Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

20	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency

22	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

24	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2019.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.75%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the FTSE EPRA Nareit Global Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”)

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.85%.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. The previous expense limit (until February 1, 2019) was 0.97%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

26	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Investment Fund	27

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $14,741.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $2,235.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 7,085,568	$ 3,233,953	$ -	$ -	$ -	$ (11,738)	$ 50,262,697

28	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 386,413,481	$53,768,462	$ (3,421,137)	$ 50,347,325

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,557,727	$ 4,322,277	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,506,925	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 2,070,198	$ 3,575,447	$ (5,645,645)

Capital has been adjusted by $2,083,325, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	376,456	$ 4,446,274	216,473	$ 2,509,876
Reinvested dividends and distributions	22,859	257,191	14,108	159,569
Shares repurchased	(193,100)	(2,274,302)	(146,350)	(1,680,874)
Net Increase/(Decrease)	206,215	$ 2,429,163	84,231	$ 988,571
Class C Shares:
Shares sold	196,208	$ 2,348,290	166,687	$ 1,895,778
Reinvested dividends and distributions	25,423	275,380	17,764	197,643
Shares repurchased	(200,301)	(2,403,880)	(157,403)	(1,790,145)
Net Increase/(Decrease)	21,330	$ 219,790	27,048	$ 303,276
Class D Shares:
Shares sold	664,773	$ 8,086,108	378,897	$ 4,397,413
Reinvested dividends and distributions	168,053	1,891,810	126,448	1,439,428
Shares repurchased	(411,361)	(4,907,737)	(508,768)	(5,884,825)
Net Increase/(Decrease)	421,465	$ 5,070,181	(3,423)	$ (47,984)
Class I Shares:
Shares sold	10,278,729	$124,441,817	7,466,656	$ 87,067,457
Reinvested dividends and distributions	585,565	6,642,249	389,862	4,431,442
Shares repurchased	(7,239,430)	(90,133,945)	(5,385,793)	(61,284,468)
Net Increase/(Decrease)	3,624,864	$ 40,950,121	2,470,725	$ 30,214,431
Class N Shares:
Shares sold	4,192,276	$ 53,952,140	3,180,097	$ 35,913,102
Reinvested dividends and distributions	134,743	1,516,904	28,091	328,048
Shares repurchased	(1,867,283)	(23,111,930)	(201,539)	(2,359,182)
Net Increase/(Decrease)	2,459,736	$ 32,357,114	3,006,649	$ 33,881,968
Class S Shares:
Shares sold	282,353	$ 3,388,772	64,921	$ 744,681
Reinvested dividends and distributions	11,916	134,757	8,629	97,231
Shares repurchased	(106,594)	(1,265,391)	(98,741)	(1,135,029)
Net Increase/(Decrease)	187,675	$ 2,258,138	(25,191)	$ (293,117)
Class T Shares:
Shares sold	3,857,699	$ 47,244,558	1,260,704	$ 14,634,236
Reinvested dividends and distributions	228,716	2,587,789	182,183	2,068,459
Shares repurchased	(1,626,610)	(19,250,520)	(2,447,401)	(28,448,201)
Net Increase/(Decrease)	2,459,805	$ 30,581,827	(1,004,514)	$(11,745,506)
(1)	Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$297,268,089	$ 200,178,585	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Real Estate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Real Estate Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

48	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Janus Henderson Global Real Estate Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$6,405,602
Dividends Received Deduction Percentage	5%
Qualified Dividend Income Percentage	12%

50	SEPTEMBER 30, 2019

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	51

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	53

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	55

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	57

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Guy Barnard 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Deputy Head of Global Property Equities (2012 to 2014).
Tim Gibson 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors (since 2014) and Portfolio Manager for other Janus Henderson accounts.
Greg Kuhl 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	3/19-Present	Formerly, Vice President, Global REITS at Brookfield Investment Management (2011-2015).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93044 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Global Research Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Research Fund

Janus Henderson Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson Research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

The Janus Henderson Global Research Fund Class I Shares returned 1.85% for the 12 months ended September 30, 2019, while its primary benchmark, the MSCI World Index℠, returned 1.83%, and its secondary benchmark, the MSCI All Country World Index℠, returned 1.38%.

INVESTMENT ENVIRONMENT

The period began with a sense of nervousness as investors navigated myriad economic and political concerns. Fears of slowing global economic growth, U.S.-China trade relations, a potential policy misstep by the Federal Reserve (Fed) and the risk of a disorderly “Brexit” all played a role in heightened market volatility. Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The recovery was driven in large part by the Fed, which pivoted its monetary policy, pausing rate hikes and indicating it would be more accommodative to sustain economic growth. Despite a resilient U.S. economy and continued consumer strength, the Fed responded to weaker manufacturing data and risks of slowing global growth with two interest rate cuts later in the period. Treasuries yields fell significantly over the period, and equity sectors tied to rates, such as utilities and real estate, performed best. Stocks tied to global trade and the strong U.S. dollar, such as energy, generally struggled. Many health care stocks also performed poorly as the 2020 U.S. presidential election and rhetoric around Medicare for All policies generated uncertainty.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the MSCI World Index, and its secondary benchmark, the MSCI All Country World Index. While we aim to outperform over shorter periods, our goal is to provide consistent outperformance long term by focusing on what we consider our strength: picking stocks and avoiding macroeconomic risks. Stocks are selected by our six global sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best global opportunities.

Helping to drive outperformance was strong stock selection in the financials and industrial sectors. Meanwhile, relative gains were tempered by our selections within the energy and consumer sectors.

Within financials, key contributors included London Stock Exchange Group (LSEG) and Mastercard. Investors bid shares of LSEG higher after the company announced plans to buy financial data provider Refinitive. We share the market’s optimism, viewing the proposed merger as an opportunity for LSEG to strengthen its capital markets position through the addition of multi-asset capabilities. We believe the combined businesses will enable LSEG to better capitalize on strong and growing demand for financial data and analytics. Mastercard continued to demonstrate how its business model can address business-to-business payment solutions. A decision by many upstart fintech companies to use Mastercard’s and Visa’s payments networks – instead of competing against them – has also reinforced the durability of the two global card networks’ values and helped drive the stock’s appreciation. Mastercard has been a longtime holding in our portfolio and a large contributor to Fund performance over the years. Our basic view is that the company’s payments network among merchants, card issuers and cardholders is a competitive moat that positions the company to benefit as more transactions migrate from cash and check to plastic and electronic payments. We believe Mastercard will be rewarded by this shift due to the fact that a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

The strong results of a number of holdings outside of financials also contributed to Fund performance. For example, technology company ASML Holding was our

Janus Investment Fund	1

Janus Henderson Global Research Fund (unaudited)

largest absolute contributor. During the period, a resurgence in the growth of cloud computing translated into rising demand for NAND and DRAM memory as well as strong initial demand for 5G devices and infrastructure. These positive trends drove share gains for ASML, which develops semiconductor manufacturing equipment. The company reported an increase in sales driven by customers developing chips that rely on its 10 nanometer process technology.

While we are pleased to have outperformed the benchmark during the period, the energy sector was an area of weakness in the Fund. Leading detractors in this space included Occidental Petroleum, which declined amid lower oil prices. The company also announced it would acquire Anadarko Petroleum during the period. The news sparked concern among some investors who questioned the acquisition’s cost, Occidental’s use of expensive capital from Berkshire Hathaway, the lack of a shareholder vote to approve the deal, and whether Occidental could achieve the synergies it plans from the acquisition. While these concerns are valid, we see considerable value in Anadarko’s assets and believe the deal can be accretive assuming a healthy environment for crude oil. We continue to like Occidental for its above-average dividend yield and moderate annual oil production growth, which should increase with the Anadarko acquisition. As a predominately upstream-focused company, we also believe Occidental’s business model should offer meaningful leverage to an increase in crude oil prices. At the same time, we are confident that Occidental’s Permian Basin midstream assets are well positioned to exploit infrastructure bottlenecks and provide a hedge against any weaker pricing faced in the upstream segment.

Another notable detractor was technology company Activision Blizzard. The stock pulled back after reporting disappointing third-quarter 2018 earnings. We sold our position in Activision because we believe the range of outcomes for the company has widened. Liquidating the position allowed us to make room to add to position sizes of higher-conviction ideas.

Elsewhere, consumer stock Amazon.com weighed on the Fund’s absolute results. The online retailer recently reported weaker-than-expected growth in Amazon Web Services (AWS), its cloud computing segment, and fell short of quarterly earnings estimates. Further pressuring the stock was antitrust scrutiny. Despite these setbacks, our conviction in Amazon.com remains high. As cloud computing continues to grow, we expect AWS to become a more meaningful driver of Amazon.com’s overall business.

OUTLOOK

A number of economic indicators suggest the global economy is entering a period of slower growth. As such, we believe investors should brace for continued market volatility as external shocks such as Brexit, the 2020 presidential campaign and the U.S.-China trade war could become additional headwinds. Likewise, positive surprises could also lead to sharp market swings. In September, for example, as trade tensions seemed to ease, investors quickly bought up stocks of cyclical companies (firms whose revenues tend to be tied to the economic cycle), which previously had been beaten down.

Rather than chase market whims, we’d prefer to look for what we call defensive growth companies. These are firms whose business models are benefiting from secular growth drivers – say, from the electronification of global payments or the shift to the cloud – and therefore tend to be less dependent on economic expansion for growth. We are also focused on finding companies with strong balance sheets, capable management teams and competitive advantages that make it possible to defend or increase market share. The stocks may not always outperform. But as the outlook for global growth remains uncertain, we’d rather focus on firms that have the potential for consistent growth regardless of the economic backdrop.

Thank you for your investment in the Janus Henderson Global Research Fund.

2	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	ASML Holding NV	0.60%	Activision Blizzard Inc	-0.50%
	Microsoft Corp	0.57%	Amazon.com Inc	-0.38%
	London Stock Exchange Group PLC	0.41%	Occidental Petroleum Corp	-0.33%
	Mastercard Inc	0.40%	Flex Ltd	-0.28%
	American Tower Corp	0.38%	Isuzu Motors Ltd	-0.27%

	4 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.93%	21.17%	21.18%
	Industrials	0.86%	17.69%	17.71%
	Other**	0.08%	0.73%	0.01%
	Technology	0.01%	20.19%	20.33%

	3 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-0.99%	9.02%	9.19%
	Consumer	-0.53%	18.35%	18.61%
	Healthcare	-0.07%	12.85%	12.97%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.3%
Amazon.com Inc
Internet & Direct Marketing Retail	2.6%
JPMorgan Chase & Co
Banks	2.3%
Alphabet Inc - Class C
Interactive Media & Services	2.2%
ASML Holding NV
Semiconductor & Semiconductor Equipment	2.2%
12.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	0.8%
Other	0.1%
100.0%

Emerging markets comprised 5.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	1.43%	7.11%	9.48%	8.59%	1.14%
Class A Shares at MOP	-4.39%	5.85%	8.84%	8.15%
Class C Shares at NAV	0.77%	6.38%	8.68%	7.78%	1.64%
Class C Shares at CDSC	-0.18%	6.38%	8.68%	7.78%
Class D Shares(1)	1.75%	7.40%	9.71%	8.75%	0.69%
Class I Shares	1.85%	7.50%	9.80%	8.69%	0.60%
Class N Shares	1.91%	7.32%	9.62%	8.69%	0.54%
Class R Shares	1.10%	6.76%	9.09%	8.21%	1.31%
Class S Shares	1.40%	7.04%	9.34%	8.41%	1.04%
Class T Shares	1.67%	7.32%	9.62%	8.69%	0.79%
MSCI World Index	1.83%	7.18%	9.01%	6.46%
MSCI All Country World Index	1.38%	6.65%	8.35%	6.34%
Morningstar Quartile - Class T Shares	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Large Stock Funds	400/891	242/700	146/515	19/355

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Global Research Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,040.50	$6.09	$1,000.00	$1,019.10	$6.02	1.19%
Class C Shares	$1,000.00	$1,037.20	$9.29	$1,000.00	$1,015.94	$9.20	1.82%
Class D Shares	$1,000.00	$1,042.20	$4.45	$1,000.00	$1,020.71	$4.41	0.87%
Class I Shares	$1,000.00	$1,042.70	$3.99	$1,000.00	$1,021.16	$3.95	0.78%
Class N Shares	$1,000.00	$1,042.90	$3.69	$1,000.00	$1,021.46	$3.65	0.72%
Class R Shares	$1,000.00	$1,038.70	$7.72	$1,000.00	$1,017.50	$7.64	1.51%
Class S Shares	$1,000.00	$1,040.30	$6.24	$1,000.00	$1,018.95	$6.17	1.22%
Class T Shares	$1,000.00	$1,041.70	$4.91	$1,000.00	$1,020.26	$4.86	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 99.1%
Aerospace & Defense – 4.4%
Boeing Co	82,413	$31,355,674
L3Harris Technologies Inc	176,907	36,909,877
Safran SA	347,773	54,746,959
		123,012,510
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	254,599	16,900,282
Auto Components – 0.9%
Aptiv PLC	290,860	25,426,981
Automobiles – 0.7%
Isuzu Motors Ltd	1,767,200	19,460,287
Banks – 4.5%
Bank Rakyat Indonesia Persero Tbk PT	49,709,900	14,433,037
BNP Paribas SA	204,837	9,971,740
China Construction Bank Corp	10,698,000	8,162,557
HDFC Bank Ltd	1,644,446	28,484,875
JPMorgan Chase & Co	552,235	64,992,537
		126,044,746
Beverages – 3.2%
Constellation Brands Inc	254,772	52,809,140
Pernod Ricard SA	207,065	36,872,734
		89,681,874
Biotechnology – 1.2%
Mirati Therapeutics Inc*	82,720	6,444,715
Neurocrine Biosciences Inc*	174,226	15,699,505
Sage Therapeutics Inc*	54,613	7,661,658
Sarepta Therapeutics Inc*	59,319	4,467,907
		34,273,785
Building Products – 1.4%
Daikin Industries Ltd	295,500	38,758,579
Capital Markets – 4.2%
Blackstone Group Inc	631,535	30,844,169
Hong Kong Exchanges & Clearing Ltd	577,800	16,956,172
Intercontinental Exchange Inc	330,746	30,517,933
London Stock Exchange Group PLC	299,615	26,916,622
TD Ameritrade Holding Corp	296,273	13,835,949
		119,070,845
Chemicals – 1.1%
Air Products & Chemicals Inc	134,575	29,856,810
Construction Materials – 0.7%
Vulcan Materials Co	140,418	21,236,818
Consumer Finance – 1.7%
Nexi SpA (144A)*	2,101,718	21,429,461
Synchrony Financial	814,260	27,758,123
		49,187,584
Electronic Equipment, Instruments & Components – 1.8%
Hexagon AB	623,981	30,091,999
Keyence Corp	34,700	21,472,852
		51,564,851
Energy Equipment & Services – 0.1%
Halliburton Co	198,021	3,732,696
Entertainment – 2.4%
Netflix Inc*	103,941	27,816,690
Walt Disney Co	314,872	41,034,119
		68,850,809
Equity Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp	132,166	29,225,868
Invitation Homes Inc	458,721	13,582,729
		42,808,597

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 2.5%
Abbott Laboratories	417,563	$34,937,496
Boston Scientific Corp*	626,549	25,494,279
Cooper Cos Inc	30,420	9,034,740
		69,466,515
Health Care Providers & Services – 1.4%
Humana Inc	60,752	15,532,464
UnitedHealth Group Inc	110,284	23,966,919
		39,499,383
Hotels, Restaurants & Leisure – 3.8%
GVC Holdings PLC	3,338,130	30,505,929
McDonald's Corp	180,978	38,857,786
Norwegian Cruise Line Holdings Ltd*	367,711	19,036,398
Sands China Ltd	4,287,600	19,420,708
		107,820,821
Household Durables – 0.9%
Sony Corp	413,700	24,287,799
Independent Power and Renewable Electricity Producers – 2.1%
NRG Energy Inc	857,657	33,963,217
Vistra Energy Corp	918,121	24,541,374
		58,504,591
Industrial Conglomerates – 1.0%
Honeywell International Inc	161,315	27,294,498
Information Technology Services – 6.4%
Amdocs Ltd	359,304	23,753,587
Fidelity National Information Services Inc	229,456	30,462,579
GoDaddy Inc*	196,513	12,965,928
Mastercard Inc	217,347	59,024,925
Visa Inc	320,021	55,046,812
		181,253,831
Insurance – 4.1%
AIA Group Ltd	4,412,900	41,693,811
Intact Financial Corp	236,241	23,779,252
Progressive Corp	514,820	39,769,845
Prudential PLC	527,058	9,556,721
		114,799,629
Interactive Media & Services – 3.1%
Alphabet Inc - Class C*	51,740	63,071,060
Tencent Holdings Ltd	561,700	23,664,860
		86,735,920
Internet & Direct Marketing Retail – 3.5%
Alibaba Group Holding Ltd (ADR)*	152,977	25,582,344
Amazon.com Inc*	42,091	73,066,188
		98,648,532
Life Sciences Tools & Services – 1.0%
Thermo Fisher Scientific Inc	102,210	29,770,707
Machinery – 1.1%
Parker-Hannifin Corp	179,118	32,350,502
Metals & Mining – 1.4%
Rio Tinto PLC	500,288	25,885,554
Teck Resources Ltd	917,404	14,875,699
		40,761,253
Multi-Utilities – 0.4%
National Grid PLC	1,183,331	12,828,741
Oil, Gas & Consumable Fuels – 6.2%
Cabot Oil & Gas Corp	762,272	13,393,119
Canadian Natural Resources Ltd	644,110	17,139,637
Enterprise Products Partners LP	1,074,285	30,703,065
EOG Resources Inc	246,344	18,283,652

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Marathon Petroleum Corp	373,342	$22,680,527
Occidental Petroleum Corp	306,555	13,632,501
Suncor Energy Inc	985,063	31,075,551
TOTAL SA	516,635	26,960,622
		173,868,674
Personal Products – 1.8%
Unilever NV	846,064	50,850,512
Pharmaceuticals – 5.9%
AstraZeneca PLC	279,966	24,989,651
Bristol-Myers Squibb Co	504,957	25,606,369
Catalent Inc*	334,962	15,964,289
Elanco Animal Health Inc*	302,951	8,055,467
Merck & Co Inc	465,635	39,197,154
Novartis AG	408,270	35,409,587
Takeda Pharmaceutical Co Ltd	523,244	17,859,313
		167,081,830
Road & Rail – 1.1%
CSX Corp	440,332	30,501,798
Semiconductor & Semiconductor Equipment – 5.5%
ASML Holding NV	252,848	62,619,560
Microchip Technology Inc	154,417	14,346,883
Taiwan Semiconductor Manufacturing Co Ltd	3,987,000	34,918,252
Texas Instruments Inc	327,349	42,306,585
		154,191,280
Software – 9.2%
Adobe Inc*	155,173	42,866,541
Autodesk Inc*	84,628	12,499,556
Constellation Software Inc/Canada	25,793	25,762,820
Intuit Inc	73,771	19,618,660
Microsoft Corp	669,415	93,068,767
salesforce.com Inc*	294,850	43,767,534
SS&C Technologies Holdings Inc	426,966	22,018,637
		259,602,515
Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co Ltd	463,217	18,997,319
Textiles, Apparel & Luxury Goods – 2.8%
adidas AG	68,207	21,232,922
Cie Financiere Richemont SA	308,602	22,645,659
NIKE Inc	369,786	34,730,301
		78,608,882
Tobacco – 1.6%
British American Tobacco PLC	1,186,903	43,881,284
Trading Companies & Distributors – 1.2%
Ferguson PLC	475,236	34,725,347
Total Common Stocks (cost $2,179,702,969)		2,796,200,217
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $21,909,841)	21,909,841	21,909,841
Total Investments (total cost $2,201,612,810) – 99.9%		2,818,110,058
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,611,889
Net Assets – 100%		$2,819,721,947

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,787,027,795	63.4%
United Kingdom	174,564,502	6.2
France	128,552,055	4.6
Japan	121,838,830	4.3
Netherlands	113,470,072	4.0
Canada	112,632,959	4.0
Hong Kong	78,070,691	2.8
Switzerland	58,055,246	2.1
China	57,409,761	2.0
Taiwan	34,918,252	1.2
Sweden	30,091,999	1.1
India	28,484,875	1.0
Italy	21,429,461	0.8
Germany	21,232,922	0.7
South Korea	18,997,319	0.7
Ireland	16,900,282	0.6
Indonesia	14,433,037	0.5

Total	$2,818,110,058	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$94,215∆	$-	$-	$-
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	396,352	(2,713)	-	21,909,841
Total Affiliated Investments - 0.8%	$490,567	$(2,713)	$-	$21,909,841

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	27,250	93,140,468	(93,167,718)	-
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	-	297,157,523	(275,247,682)	21,909,841

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $21,429,461, which represents 0.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Semiconductor & Semiconductor Equipment	$119,273,028	$34,918,252	$-
All Other	2,642,008,937	-	-
Investment Companies	-	21,909,841	-
Total Assets	$2,761,281,965	$56,828,093	$-

12	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,796,200,217
Affiliated investments, at value(2)	21,909,841
Cash	145,402
Non-interested Trustees' deferred compensation	72,784
Receivables:
Fund shares sold	3,763,103
Dividends	2,707,345
Foreign tax reclaims	906,784
Dividends from affiliates	29,004
Other assets	7,303
Total Assets	2,825,741,783
Liabilities:
Payables:	—
Fund shares repurchased	3,370,486
Advisory fees	1,563,902
Transfer agent fees and expenses	457,277
Foreign tax liability	89,948
Non-interested Trustees' deferred compensation fees	72,784
Professional fees	56,164
Non-affiliated fund administration fees payable	40,018
12b-1 Distribution and shareholder servicing fees	32,112
Custodian fees	26,908
Non-interested Trustees' fees and expenses	19,144
Affiliated fund administration fees payable	5,813
Accrued expenses and other payables	285,280
Total Liabilities	6,019,836
Net Assets	$2,819,721,947

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Research Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,069,520,800
Total distributable earnings (loss)(3)	750,201,147
Total Net Assets	$2,819,721,947
Net Assets - Class A Shares	$18,247,430
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	223,426
Net Asset Value Per Share(4)	$81.67
Maximum Offering Price Per Share(5)	$86.65
Net Assets - Class C Shares	$5,564,499
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	69,991
Net Asset Value Per Share(4)	$79.50
Net Assets - Class D Shares	$1,493,927,580
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,477,726
Net Asset Value Per Share	$80.85
Net Assets - Class I Shares	$139,584,193
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,700,198
Net Asset Value Per Share	$82.10
Net Assets - Class N Shares	$31,393,498
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	388,676
Net Asset Value Per Share	$80.77
Net Assets - Class R Shares	$6,574,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	81,385
Net Asset Value Per Share	$80.78
Net Assets - Class S Shares	$109,878,063
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,342,429
Net Asset Value Per Share	$81.85
Net Assets - Class T Shares	$1,014,552,218
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,566,971
Net Asset Value Per Share	$80.73

(1) Includes cost of $2,179,702,969.

(2) Includes cost of $21,909,841.

(3) Includes $89,948 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Statement of Operations

For the year ended September 30, 2019

See footnotes at the end of the Statement.

Investment Income:
Dividends	$55,408,173
Dividends from affiliates	396,352
Affiliated securities lending income, net	94,215
Interest	9,335
Other income	4
Foreign tax withheld	(2,173,905)
Total Investment Income	53,734,174
Expenses:
Advisory fees	17,502,781
12b-1 Distribution and shareholder servicing fees:
Class A Shares	43,186
Class C Shares	61,728
Class R Shares	31,143
Class S Shares	160,887
Transfer agent administrative fees and expenses:
Class D Shares	1,752,713
Class R Shares	15,580
Class S Shares	160,887
Class T Shares	2,471,072
Transfer agent networking and omnibus fees:
Class A Shares	63,545
Class C Shares	5,725
Class I Shares	95,508
Other transfer agent fees and expenses:
Class A Shares	1,495
Class C Shares	570
Class D Shares	296,160
Class I Shares	6,475
Class N Shares	961
Class R Shares	139
Class S Shares	1,242
Class T Shares	14,009
Shareholder reports expense	480,819
Registration fees	149,199
Custodian fees	98,862
Professional fees	95,680
Non-interested Trustees’ fees and expenses	80,515
Affiliated fund administration fees	64,264
Other expenses	235,384
Total Expenses	23,890,529
Less: Excess Expense Reimbursement and Waivers	(110,828)
Net Expenses	23,779,701
Net Investment Income/(Loss)	29,954,473

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Research Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$93,400,593
Investments in affiliates	(2,713)
Total Net Realized Gain/(Loss) on Investments	93,397,880
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(85,785,700)
Total Change in Unrealized Net Appreciation/Depreciation	(85,785,700)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$37,566,653

(1) Includes change in unrealized appreciation/depreciation of $(89,948) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$29,954,473	$28,088,019
Net realized gain/(loss) on investments	93,397,880	137,205,227
Change in unrealized net appreciation/depreciation	(85,785,700)	188,078,662
Net Increase/(Decrease) in Net Assets Resulting from Operations	37,566,653	353,371,908
Dividends and Distributions to Shareholders
Class A Shares	(924,864)	(54,161)
Class C Shares	(334,075)	—
Class D Shares	(86,600,742)	(10,187,415)
Class I Shares	(9,281,388)	(1,184,900)
Class N Shares	(2,436,150)	(305,452)
Class R Shares	(327,010)	(5,776)
Class S Shares	(3,552,154)	(213,754)
Class T Shares	(57,760,186)	(6,159,223)
Net Decrease from Dividends and Distributions to Shareholders	(161,216,569)	(18,110,681)
Capital Share Transactions:
Class A Shares	2,313,439	(979,280)
Class C Shares	(1,875,938)	(2,190,869)
Class D Shares	(5,599,455)	(76,591,223)
Class I Shares	(30,226,454)	(3,260,486)
Class N Shares	(5,604,784)	5,540,069
Class R Shares	419,093	(511,599)
Class S Shares	50,736,119	(27,170,005)
Class T Shares	4,226,481	(63,539,363)
Net Increase/(Decrease) from Capital Share Transactions	14,388,501	(168,702,756)
Net Increase/(Decrease) in Net Assets	(109,261,415)	166,558,471
Net Assets:
Beginning of period	2,928,983,362	2,762,424,891
End of period	$2,819,721,947	$2,928,983,362

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$85.80	$76.26	$64.32	$60.53	$63.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.65	0.57	0.44	0.49	0.45
Net realized and unrealized gain/(loss)	(0.20)(2)	9.25	11.82	3.75	(2.62)
Total from Investment Operations	0.45	9.82	12.26	4.24	(2.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.28)	(0.32)	(0.45)	(0.54)
Distributions (from capital gains)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.58)	(0.28)	(0.32)	(0.45)	(0.54)
Net Asset Value, End of Period	$81.67	$85.80	$76.26	$64.32	$60.53
Total Return*	1.43%	12.90%	19.16%	7.03%	(3.47)%
Net Assets, End of Period (in thousands)	$18,247	$16,478	$15,642	$20,371	$19,370
Average Net Assets for the Period (in thousands)	$17,274	$15,685	$16,679	$20,804	$15,993
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.14%	1.14%	1.02%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.00%	1.04%	1.02%	0.98%
Ratio of Net Investment Income/(Loss)	0.83%	0.70%	0.64%	0.80%	0.67%
Portfolio Turnover Rate	35%	32%	48%	45%	51%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$83.65	$74.57	$62.97	$59.41	$62.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.04	0.04	0.04	(0.07)
Net realized and unrealized gain/(loss)	(0.16)(2)	9.04	11.56	3.68	(2.55)
Total from Investment Operations	(0.03)	9.08	11.60	3.72	(2.62)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.16)	(0.13)
Distributions (from capital gains)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.12)	—	—	(0.16)	(0.13)
Net Asset Value, End of Period	$79.50	$83.65	$74.57	$62.97	$59.41
Total Return*	0.78%	12.18%	18.42%	6.27%	(4.23)%
Net Assets, End of Period (in thousands)	$5,564	$7,746	$8,954	$10,101	$10,020
Average Net Assets for the Period (in thousands)	$6,303	$8,343	$9,330	$10,803	$8,388
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.64%	1.67%	1.74%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%	1.64%	1.67%	1.74%	1.74%
Ratio of Net Investment Income/(Loss)	0.17%	0.05%	0.06%	0.07%	(0.11)%
Portfolio Turnover Rate	35%	32%	48%	45%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$84.93	$75.50	$63.68	$59.84	$62.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.88	0.82	0.69	0.63	0.52
Net realized and unrealized gain/(loss)	(0.21)(2)	9.14	11.65	3.71	(2.57)
Total from Investment Operations	0.67	9.96	12.34	4.34	(2.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(0.53)	(0.52)	(0.50)	(0.65)
Distributions (from capital gains)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.75)	(0.53)	(0.52)	(0.50)	(0.65)
Net Asset Value, End of Period	$80.85	$84.93	$75.50	$63.68	$59.84
Total Return*	1.76%	13.25%	19.54%	7.28%	(3.32)%
Net Assets, End of Period (in thousands)	$1,493,928	$1,564,083	$1,461,778	$1,321,668	$1,326,990
Average Net Assets for the Period (in thousands)	$1,463,525	$1,527,522	$1,362,959	$1,315,214	$1,485,766
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.69%	0.74%	0.78%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.69%	0.74%	0.78%	0.81%
Ratio of Net Investment Income/(Loss)	1.13%	1.02%	1.01%	1.04%	0.79%
Portfolio Turnover Rate	35%	32%	48%	45%	51%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$86.16	$76.57	$64.58	$60.68	$63.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.95	0.91	0.78	0.70	0.61
Net realized and unrealized gain/(loss)	(0.20)(2)	9.27	11.79	3.77	(2.63)
Total from Investment Operations	0.75	10.18	12.57	4.47	(2.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(0.59)	(0.58)	(0.57)	(0.71)
Distributions (from capital gains)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.81)	(0.59)	(0.58)	(0.57)	(0.71)
Net Asset Value, End of Period	$82.10	$86.16	$76.57	$64.58	$60.68
Total Return*	1.85%	13.36%	19.64%	7.40%	(3.22)%
Net Assets, End of Period (in thousands)	$139,584	$179,093	$162,788	$145,787	$143,285
Average Net Assets for the Period (in thousands)	$146,672	$167,007	$157,847	$141,793	$157,129
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.60%	0.65%	0.69%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.60%	0.65%	0.69%	0.70%
Ratio of Net Investment Income/(Loss)	1.21%	1.11%	1.13%	1.13%	0.92%
Portfolio Turnover Rate	35%	32%	48%	45%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$84.85	$75.44	$73.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	1.02	0.96	0.11
Net realized and unrealized gain/(loss)	(0.25)(3)	9.11	1.46
Total from Investment Operations	0.77	10.07	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.73)	(0.66)	—
Distributions (from capital gains)	(4.12)	—	—
Total Dividends and Distributions	(4.85)	(0.66)	—
Net Asset Value, End of Period	$80.77	$84.85	$75.44
Total Return*	1.91%	13.42%	2.13%
Net Assets, End of Period (in thousands)	$31,393	$38,195	$28,326
Average Net Assets for the Period (in thousands)	$37,778	$36,802	$17,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.54%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.54%	0.63%
Ratio of Net Investment Income/(Loss)	1.32%	1.19%	1.01%
Portfolio Turnover Rate	35%	32%	48%

Class R Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$84.95	$75.55	$63.73	$59.97	$62.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.39	0.32	0.30	0.28	0.17
Net realized and unrealized gain/(loss)	(0.18)(3)	9.15	11.67	3.72	(2.59)
Total from Investment Operations	0.21	9.47	11.97	4.00	(2.42)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.07)	(0.15)	(0.24)	(0.36)
Distributions (from capital gains)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.38)	(0.07)	(0.15)	(0.24)	(0.36)
Net Asset Value, End of Period	$80.78	$84.95	$75.55	$63.73	$59.97
Total Return*	1.11%	12.55%	18.84%	6.68%	(3.88)%
Net Assets, End of Period (in thousands)	$6,574	$6,417	$6,196	$5,168	$5,025
Average Net Assets for the Period (in thousands)	$6,232	$6,245	$5,724	$5,234	$3,859
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.47%	1.31%	1.32%	1.37%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.31%	1.32%	1.37%	1.39%
Ratio of Net Investment Income/(Loss)	0.50%	0.40%	0.44%	0.46%	0.26%
Portfolio Turnover Rate	35%	32%	48%	45%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$85.96	$76.40	$64.41	$60.62	$63.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.61	0.51	0.45	0.47	0.31
Net realized and unrealized gain/(loss)	(0.18)(2)	9.30	11.82	3.72	(2.60)
Total from Investment Operations	0.43	9.81	12.27	4.19	(2.29)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.25)	(0.28)	(0.40)	(0.42)
Distributions (from capital gains)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.54)	(0.25)	(0.28)	(0.40)	(0.42)
Net Asset Value, End of Period	$81.85	$85.96	$76.40	$64.41	$60.62
Total Return*	1.40%	12.86%	19.14%	6.94%	(3.64)%
Net Assets, End of Period (in thousands)	$109,878	$62,331	$81,729	$72,931	$39,206
Average Net Assets for the Period (in thousands)	$64,355	$67,144	$68,266	$68,472	$44,281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.04%	1.07%	1.11%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.04%	1.07%	1.11%	1.13%
Ratio of Net Investment Income/(Loss)	0.77%	0.63%	0.66%	0.76%	0.47%
Portfolio Turnover Rate	35%	32%	48%	45%	51%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$84.82	$75.41	$63.61	$59.77	$62.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.82	0.75	0.64	0.59	0.48
Net realized and unrealized gain/(loss)	(0.21)(2)	9.13	11.63	3.71	(2.57)
Total from Investment Operations	0.61	9.88	12.27	4.30	(2.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)	(0.47)	(0.47)	(0.46)	(0.60)
Distributions (from capital gains)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.70)	(0.47)	(0.47)	(0.46)	(0.60)
Net Asset Value, End of Period	$80.73	$84.82	$75.41	$63.61	$59.77
Total Return*	1.67%	13.16%	19.44%	7.22%	(3.39)%
Net Assets, End of Period (in thousands)	$1,014,552	$1,054,640	$997,013	$908,782	$931,954
Average Net Assets for the Period (in thousands)	$988,429	$1,033,780	$932,646	$917,744	$1,026,731
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.79%	0.82%	0.86%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.78%	0.81%	0.86%	0.87%
Ratio of Net Investment Income/(Loss)	1.05%	0.93%	0.93%	0.96%	0.74%
Portfolio Turnover Rate	35%	32%	48%	45%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Research Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

22	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

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Janus Henderson Global Research Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

24	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the

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Janus Henderson Global Research Fund

Notes to Financial Statements

EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

26	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2019.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”)

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Notes to Financial Statements

calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.64%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020.  If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

28	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

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Janus Henderson Global Research Fund

Notes to Financial Statements

Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $2,423.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $681.

30	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	42	-*
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $17,891,223 in purchases and $88,184 in sales, resulting in a net realized loss of $26,714. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 27,812,736	$ 96,107,979	$ -	$ -	$ -	$ (100,575)	$626,381,009

Janus Investment Fund	31

Janus Henderson Global Research Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,191,639,101	$734,573,728	$(108,102,771)	$ 626,470,957

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 21,243,053	$ 139,973,516	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 18,110,681	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (2,153,641)	$ 2,153,641

32	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	83,536	$ 6,576,976	46,216	$ 3,794,410
Reinvested dividends and distributions	8,702	607,048	465	37,019
Shares repurchased	(60,860)	(4,870,585)	(59,752)	(4,810,709)
Net Increase/(Decrease)	31,378	$ 2,313,439	(13,071)	$ (979,280)
Class C Shares:
Shares sold	18,613	$ 1,330,070	14,252	$ 1,142,994
Reinvested dividends and distributions	4,452	303,820	-	-
Shares repurchased	(45,666)	(3,509,828)	(41,735)	(3,333,863)
Net Increase/(Decrease)	(22,601)	$ (1,875,938)	(27,483)	$ (2,190,869)
Class D Shares:
Shares sold	284,222	$ 21,955,923	362,074	$ 29,149,804
Reinvested dividends and distributions	1,204,442	82,961,971	124,267	9,766,155
Shares repurchased	(1,426,019)	(110,517,349)	(1,431,845)	(115,507,182)
Net Increase/(Decrease)	62,645	$ (5,599,455)	(945,504)	$(76,591,223)
Class I Shares:
Shares sold	277,666	$ 21,770,841	434,239	$ 35,734,853
Reinvested dividends and distributions	107,396	7,506,949	13,740	1,094,541
Shares repurchased	(763,540)	(59,504,244)	(495,273)	(40,089,880)
Net Increase/(Decrease)	(378,478)	$(30,226,454)	(47,294)	$ (3,260,486)
Class N Shares:
Shares sold	140,334	$ 10,969,519	143,006	$ 11,007,002
Reinvested dividends and distributions	35,413	2,434,307	3,895	305,452
Shares repurchased	(237,222)	(19,008,610)	(72,243)	(5,772,385)
Net Increase/(Decrease)	(61,475)	$ (5,604,784)	74,658	$ 5,540,069
Class R Shares:
Shares sold	20,242	$ 1,586,358	10,525	$ 854,013
Reinvested dividends and distributions	4,471	309,290	67	5,254
Shares repurchased	(18,868)	(1,476,555)	(17,065)	(1,370,866)
Net Increase/(Decrease)	5,845	$ 419,093	(6,473)	$ (511,599)
Class S Shares:
Shares sold	953,632	$ 77,191,233	574,673	$ 46,282,292
Reinvested dividends and distributions	50,728	3,546,919	2,677	213,470
Shares repurchased	(387,073)	(30,002,033)	(921,982)	(73,665,767)
Net Increase/(Decrease)	617,287	$ 50,736,119	(344,632)	$(27,170,005)
Class T Shares:
Shares sold	756,655	$ 58,907,843	661,698	$ 53,324,105
Reinvested dividends and distributions	821,024	56,511,088	76,640	6,018,511
Shares repurchased	(1,444,235)	(111,192,450)	(1,525,629)	(122,881,979)
Net Increase/(Decrease)	133,444	$ 4,226,481	(787,291)	$(63,539,363)

Janus Investment Fund	33

Janus Henderson Global Research Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$951,443,155	$1,075,988,916	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Research Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Research Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	35

Janus Henderson Global Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

36	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	37

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

38	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Henderson Global Research Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

40	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Janus Henderson Global Research Fund

Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	51

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Research Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$139,973,516
Dividends Received Deduction Percentage	81%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	53

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

Janus Investment Fund	59

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Henderson Global Research Fund	12/14-Present	Director of Research of Janus Capital, and Portfolio Manager for other Janus Henderson accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2019

Janus Henderson Global Research Fund

Notes

NotesPage1

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93045 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Global Select Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Select Fund

Janus Henderson Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	Garth Yettick co-portfolio manager	Julian McManus co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended September 30, 2019, the Janus Henderson Global Select Fund’s Class I Shares returned -0.39%, underperforming its benchmark, the MSCI All Country World Index℠, which returned 1.38%.

INVESTMENT ENVIRONMENT

The period began with a sense of nervousness as investors navigated myriad economic and political concerns. Fears of slowing global economic growth, U.S.-China trade relations, a potential policy misstep by the Federal Reserve (Fed) and the risk of a disorderly “Brexit” all played a role in heightened market volatility. Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The recovery was driven in large part by the Fed, which pivoted its monetary policy, pausing rate hikes and indicating it would be more accommodative to sustain economic growth. Despite a resilient U.S. economy and continued consumer strength, the Fed responded to weaker manufacturing data and risks of slowing global growth with two interest rate cuts later in the period. Treasuries yields fell significantly over the period, and equity sectors tied to rates, such as utilities and real estate, performed best. Stocks tied to global trade and the strong U.S. dollar, such as energy and materials, generally struggled. Many health care stocks also performed poorly as the 2020 U.S. presidential election and rhetoric around Medicare for All policies generated uncertainty.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. However, in shorter time horizons, our strategy may lag the benchmark, as it did this period.

Underperformance was driven primarily by weak stock selection within the financials sector. Conversely, our investments within the information technology and industrials sectors delivered strong returns and buoyed the Fund’s relative results.

Select companies with growth tied to the Chinese consumer detracted from Fund performance, as investors grew increasingly worried about how the trade conflict between the U.S. and China could affect the Chinese economy. Samsonite International was among our holdings most impacted by these concerns. Nonetheless, we continued to have a high degree of conviction in the company. Acquisitions have solidified its position as the dominant luggage brand in the world. Over the long term, we think Samsonite could benefit from selling some of its brands, such as Tumi, at a premium. Another positive trend that bodes well for the stock is a rising middle class in China that is traveling more.

Concerns about the U.S.-China trade relationship coupled with slowing global economic growth led to a sector-wide downturn in materials. Our largest detractor in this space was Canadian metals and mining company Teck Resources, which, despite reporting impressive quarterly financial metrics, fell on worries about global events. Our research indicates that the underlying business fundamentals of Teck Resources and our other materials holdings remain strong. These companies generate stable cash flow, enjoy strong earnings, are disciplined and thoughtful in their capital expenditures, and have good shareholder practices. We expect to see a decline in inventories and an increase in demand for materials, eventually leading to dramatic increases in commodities pricing. As such, our long-term outlook for our investments in this sector remains positive.

Notable detractors also included GVC Holdings, an online gaming operator. The stock fell after the company’s chairman and CEO announced they were selling some of their shares in GVC. While the stock reacted negatively to

Janus Investment Fund	1

Janus Henderson Global Select Fund (unaudited)

the news, we do not believe the decision to sell stock is the negative signal that can often be implied from such actions. Nonetheless, we were disappointed in the news and will be monitoring GVC closely. We believe the stock is undervalued and see upside from legalized U.S. sports betting, as GVC owns a business-to-business platform that provides the technology to most sportsbook operators in Nevada and could extend that technology to other sites.

Positive developments during the period included a rebound in sentiment for semiconductor stocks, which benefited from growth in cloud computing and a subsequent increase in demand for memory. ASML Holding, which develops semiconductor manufacturing equipment, consequently gained and was a key performer in the Fund. The company reported an increase in sales driven by customers developing chips that rely on its 10 nanometer process technology.

Consumer discretionary stocks remained an area of focus in the Fund. Although the sector as a whole gained only marginally during the period, our holdings within this group continued to benefit from a healthy U.S. consumer. Top individual performers included Pulte Homes, a U.S. homebuilder that benefited from lower interest rates and a subsequent increase in housing demand. The market’s rotation toward value late in the period also supported stock gains. The company continues to report impressive financial metrics, including strong earnings growth, healthy cash flow and a solid balance sheet.

Another top-performing consumer-related stock was Coca-Cola. Shares were up after the beverage company reported management changes, including a new CFO and a new COO position, which were viewed favorably by the market. Better-than-expected earnings and sales growth also lifted the stock. We continue to like the strategies employed by a new management team, including refranchising its bottling operations and improving revenue-per-volume by emphasizing smaller servings and single-serve products.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Mixed economic data make it difficult to project where the global economy is headed. While Europe, the U.S. and Japan all have experienced a contraction in their manufacturing sectors, employment levels in the U.S. remain strong and those in Europe appear stable. Early signs of stabilization in the semiconductor supply chain, which we view as an indicator of global economic health, also are encouraging.

Nonetheless, trade tensions and political turbulence continue to challenge economic growth and equity markets. In response to the economic slowdown, central bankers have eased monetary policy, yet it is unclear whether negative and low-rate policies are accomplishing policy makers’ objectives. Meanwhile, in Europe, Brexit continues to be an overhang. Notably, our holdings in this region have limited domestic European exposure and are concentrated in businesses that have a global footprint and that we believe are leaders in their respective industries.

We are also comfortable with our Chinese holdings, despite concerns about how trade tensions and tariffs may affect the world’s second-largest economy. The country has shown adeptness at responding to external shocks, and the trade war may provide yet another example.

Going forward, we are confident that our investment approach will continue to serve us well. We believe our process of building high-conviction positions at times of uncertainty, then holding these positions as the market comes to appreciate the long-term growth potential of these stocks will allow us to deliver the investment results our investors expect and deserve.

2	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	PulteGroup Inc	0.91%	Samsonite International SA	-0.51%
	ASML Holding NV	0.70%	Teck Resources Ltd	-0.47%
	Coca-Cola Co	0.70%	GVC Holdings PLC	-0.42%
	Microsoft Corp	0.57%	Schlumberger Ltd	-0.33%
	Merck & Co Inc	0.44%	Anadarko Petroleum Corp	-0.33%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	0.46%	11.50%	15.62%
	Industrials	0.40%	13.17%	10.44%
	Health Care	0.31%	11.20%	11.65%
	Materials	0.22%	5.05%	4.86%
	Consumer Staples	-0.00%	5.59%	8.35%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.25%	19.75%	17.00%
	Real Estate	-0.56%	0.12%	3.19%
	Energy	-0.47%	5.08%	6.11%
	Communication Services	-0.19%	6.84%	8.88%
	Utilities	-0.15%	4.25%	3.26%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
NRG Energy Inc
Independent Power and Renewable Electricity Producers	4.4%
Citigroup Inc
Banks	4.3%
Coca-Cola Co
Beverages	3.9%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	3.9%
Microsoft Corp
Software	3.2%
19.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Investment Companies	2.6%
Preferred Stocks	0.4%
Other	0.1%
100.0%

Emerging markets comprised 13.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.72%	6.38%	7.00%	3.36%	1.04%	1.04%
Class A Shares at MOP	-6.45%	5.12%	6.37%	3.04%
Class C Shares at NAV	-1.55%	5.52%	6.15%	2.55%	1.84%	1.84%
Class C Shares at CDSC	-2.40%	5.52%	6.15%	2.55%
Class D Shares(1)	-0.51%	6.56%	7.21%	3.47%	0.84%	0.84%
Class I Shares	-0.39%	6.69%	7.32%	3.44%	0.77%	0.77%
Class N Shares	-0.28%	6.52%	7.15%	3.44%	0.68%	0.68%
Class R Shares	-1.21%	5.88%	6.56%	2.91%	1.76%	1.63%
Class S Shares	-0.97%	6.17%	6.88%	3.20%	1.75%	1.38%
Class T Shares	-0.54%	6.52%	7.15%	3.44%	0.92%	0.92%
MSCI All Country World Index	1.38%	6.65%	8.35%	4.39%
Morningstar Quartile - Class T Shares	3rd	2nd	3rd	4th
Morningstar Ranking - based on total returns for World Large Stock Funds	584/891	350/700	389/515	222/267

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Global Select Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 30, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,034.50	$5.46	$1,000.00	$1,019.70	$5.42	1.07%
Class C Shares	$1,000.00	$1,030.70	$9.67	$1,000.00	$1,015.54	$9.60	1.90%
Class D Shares	$1,000.00	$1,035.40	$4.39	$1,000.00	$1,020.76	$4.36	0.86%
Class I Shares	$1,000.00	$1,035.90	$4.13	$1,000.00	$1,021.01	$4.10	0.81%
Class N Shares	$1,000.00	$1,036.70	$3.52	$1,000.00	$1,021.61	$3.50	0.69%
Class R Shares	$1,000.00	$1,032.20	$8.30	$1,000.00	$1,016.90	$8.24	1.63%
Class S Shares	$1,000.00	$1,033.00	$6.93	$1,000.00	$1,018.25	$6.88	1.36%
Class T Shares	$1,000.00	$1,035.30	$4.69	$1,000.00	$1,020.46	$4.66	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 96.9%
Aerospace & Defense – 3.7%
CAE Inc	779,312	$19,801,949
Safran SA	353,854	55,704,240
		75,506,189
Airlines – 0.9%
United Airlines Holdings Inc*	200,073	17,688,454
Auto Components – 1.9%
Aptiv PLC	433,015	37,854,171
Banks – 10.0%
BNP Paribas SA	661,727	32,213,759
China Construction Bank Corp	52,488,000	40,048,260
Citigroup Inc	1,268,862	87,652,987
HDFC Bank Ltd	1,175,314	20,358,633
Mitsubishi UFJ Financial Group Inc	3,457,700	17,539,568
Permanent TSB Group Holdings PLC*	5,262,077	6,938,877
		204,752,084
Beverages – 5.1%
Coca-Cola Co	1,469,996	80,026,582
Diageo PLC	578,374	23,697,500
		103,724,082
Biotechnology – 0.3%
BeiGene Ltd (ADR)*	44,730	5,477,636
Building Products – 2.2%
Daikin Industries Ltd	339,900	44,582,203
Capital Markets – 3.1%
Goldman Sachs Group Inc	307,844	63,794,512
Chemicals – 1.0%
Air Products & Chemicals Inc	92,568	20,537,136
Diversified Telecommunication Services – 0.8%
Tower Bersama Infrastructure Tbk PT	37,443,900	16,162,360
Electronic Equipment, Instruments & Components – 1.0%
Hexagon AB	416,543	20,088,130
Health Care Equipment & Supplies – 1.3%
Boston Scientific Corp*	636,621	25,904,108
Health Care Providers & Services – 1.7%
Anthem Inc	144,287	34,643,309
Hotels, Restaurants & Leisure – 1.8%
GVC Holdings PLC	3,960,866	36,196,882
Household Durables – 4.6%
PulteGroup Inc	1,552,830	56,755,936
Sony Corp	637,400	37,420,940
		94,176,876
Independent Power and Renewable Electricity Producers – 4.4%
NRG Energy Inc	2,266,897	89,769,121
Insurance – 4.4%
AIA Group Ltd	4,421,200	41,772,231
Beazley PLC	1,888,754	14,441,897
NN Group NV	394,446	13,987,874
Sony Financial Holdings Inc	920,000	19,930,071
		90,132,073
Interactive Media & Services – 2.0%
Tencent Holdings Ltd	963,000	40,571,943
Internet & Direct Marketing Retail – 5.5%
Alibaba Group Holding Ltd (ADR)*	473,338	79,156,314
Amazon.com Inc*	14,244	24,726,302
MakeMyTrip Ltd*	360,793	8,186,393
		112,069,009
Leisure Products – 1.9%
Hasbro Inc	326,183	38,714,660

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Machinery – 2.4%
Parker-Hannifin Corp	272,185	$49,159,333
Metals & Mining – 2.7%
Antofagasta PLC	1,102,636	12,185,695
Rio Tinto Ltd	369,247	23,090,396
Teck Resources Ltd	1,286,189	20,855,544
		56,131,635
Oil, Gas & Consumable Fuels – 4.6%
Canadian Natural Resources Ltd	1,741,606	46,378,968
EOG Resources Inc	215,434	15,989,511
TOTAL SA	600,022	31,312,177
		93,680,656
Pharmaceuticals – 7.6%
Merck & Co Inc	557,028	46,890,617
Novartis AG	225,622	19,568,378
Takeda Pharmaceutical Co Ltd	1,332,868	45,493,321
Zoetis Inc	345,328	43,024,416
		154,976,732
Road & Rail – 3.3%
Container Corp Of India Ltd	2,376,169	20,278,886
Kansas City Southern	287,313	38,215,502
Uber Technologies Inc*	262,855	8,009,192
		66,503,580
Semiconductor & Semiconductor Equipment – 3.6%
ASML Holding NV	184,049	45,581,010
Taiwan Semiconductor Manufacturing Co Ltd	3,195,000	27,981,895
		73,562,905
Software – 6.9%
Adobe Inc*	114,644	31,670,405
Intuit Inc	50,547	13,442,469
Microsoft Corp	465,221	64,679,676
salesforce.com Inc*	215,059	31,923,358
		141,715,908
Technology Hardware, Storage & Peripherals – 1.4%
Samsung Electronics Co Ltd	699,377	28,682,644
Textiles, Apparel & Luxury Goods – 1.5%
Cie Financiere Richemont SA	209,206	15,351,837
Samsonite International SA (144A)	7,286,400	15,432,758
		30,784,595
Thrifts & Mortgage Finance – 2.3%
MGIC Investment Corp	3,694,773	46,480,244
Trading Companies & Distributors – 1.5%
Ferguson PLC	418,629	30,589,091
Wireless Telecommunication Services – 1.5%
T-Mobile US Inc*	393,332	30,982,762
Total Common Stocks (cost $1,609,609,107)		1,975,595,023
Preferred Stocks – 0.4%
Software – 0.4%
Magic Leap Inc - Series D¢,§ (cost $9,254,547)	342,761	7,588,729
Investment Companies – 2.6%
Money Markets – 2.6%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $54,049,272)	54,049,272	54,049,272
Total Investments (total cost $1,672,912,926) – 99.9%		2,037,233,024
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		2,204,847
Net Assets – 100%		$2,039,437,871

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,096,239,491	53.8%
Japan	164,966,103	8.1
China	159,776,517	7.8
France	119,230,176	5.9
Canada	87,036,461	4.3
United Kingdom	86,521,974	4.3
Netherlands	59,568,884	2.9
Hong Kong	57,204,989	2.8
India	48,823,912	2.4
Switzerland	34,920,215	1.7
South Korea	28,682,644	1.4
Taiwan	27,981,895	1.4
Australia	23,090,396	1.1
Sweden	20,088,130	1.0
Indonesia	16,162,360	0.8
Ireland	6,938,877	0.3

Total	$2,037,233,024	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 2.6%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$189,612∆	$-	$-	$-
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	764,895	(4,518)	-	54,049,272
Total Affiliated Investments - 2.6%	$954,507	$(4,518)	$-	$54,049,272

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 2.6%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	32,212,524	132,337,740	(164,550,264)	-
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	9,470,000	417,330,141	(372,750,869)	54,049,272

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2019

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$170,574

Please see the "Net Realized Gain/(Loss) on Investments" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2019

Market Value
Written options contracts, call	$ 13,556

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $15,432,758, which represents 0.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$9,254,547	$7,588,729	0.4%

The Fund has registration rights for certain restricted securities held as of September 30, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Semiconductor & Semiconductor Equipment	$45,581,010	$27,981,895	$-
All Other	1,902,032,118	-	-
Preferred Stocks	-	-	7,588,729
Investment Companies	-	54,049,272	-
Total Assets	$1,947,613,128	$82,031,167	$7,588,729

12	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,983,183,752
Affiliated investments, at value(2)	54,049,272
Cash	96,319
Deposits with brokers for OTC derivatives	130,000
Non-interested Trustees' deferred compensation	52,665
Receivables:
Dividends	4,499,168
Foreign tax reclaims	548,151
Fund shares sold	363,701
Dividends from affiliates	49,640
Other assets	5,541
Total Assets	2,042,978,209
Liabilities:
Payables:	—
Advisory fees	1,074,745
Fund shares repurchased	943,680
Foreign tax liability	763,986
Transfer agent fees and expenses	323,700
Postage fees	96,980
Professional fees	58,955
Non-interested Trustees' deferred compensation fees	52,665
Non-affiliated fund administration fees payable	37,316
Custodian fees	26,030
Non-interested Trustees' fees and expenses	14,088
Affiliated fund administration fees payable	4,199
12b-1 Distribution and shareholder servicing fees	2,247
Accrued expenses and other payables	141,747
Total Liabilities	3,540,338
Net Assets	$2,039,437,871

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Select Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,596,270,560
Total distributable earnings (loss)(3)	443,167,311
Total Net Assets	$2,039,437,871
Net Assets - Class A Shares	$5,379,987
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	358,333
Net Asset Value Per Share(4)	$15.01
Maximum Offering Price Per Share(5)	$15.93
Net Assets - Class C Shares	$1,197,091
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83,031
Net Asset Value Per Share(4)	$14.42
Net Assets - Class D Shares	$1,493,414,712
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	100,011,106
Net Asset Value Per Share	$14.93
Net Assets - Class I Shares	$17,024,182
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,135,783
Net Asset Value Per Share	$14.99
Net Assets - Class N Shares	$37,810,090
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,527,630
Net Asset Value Per Share	$14.96
Net Assets - Class R Shares	$187,971
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,738
Net Asset Value Per Share	$14.76
Net Assets - Class S Shares	$248,405
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,536
Net Asset Value Per Share	$15.02
Net Assets - Class T Shares	$484,175,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,372,145
Net Asset Value Per Share	$14.96

(1) Includes cost of $1,618,863,654.

(2) Includes cost of $54,049,272.

(3) Includes $763,986 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$41,828,785
Dividends from affiliates	764,895
Affiliated securities lending income, net	189,612
Other income	392
Foreign tax withheld	(2,416,222)
Total Investment Income	40,367,462
Expenses:
Advisory fees	12,905,133
12b-1 Distribution and shareholder servicing fees:
Class A Shares	12,257
Class C Shares	14,717
Class R Shares	991
Class S Shares	585
Transfer agent administrative fees and expenses:
Class D Shares	1,771,700
Class R Shares	495
Class S Shares	585
Class T Shares	1,204,328
Transfer agent networking and omnibus fees:
Class A Shares	3,791
Class C Shares	1,535
Class I Shares	16,399
Other transfer agent fees and expenses:
Class A Shares	458
Class C Shares	165
Class D Shares	421,342
Class I Shares	836
Class N Shares	846
Class R Shares	27
Class S Shares	21
Class T Shares	8,443
Shareholder reports expense	518,269
Registration fees	141,922
Professional fees	119,661
Custodian fees	106,519
Non-interested Trustees’ fees and expenses	59,222
Affiliated fund administration fees	47,401
Other expenses	207,622
Total Expenses	17,565,270
Less: Excess Expense Reimbursement and Waivers	(61,852)
Net Expenses	17,503,418
Net Investment Income/(Loss)	22,864,044
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	63,197,477
Investments in affiliates	(4,518)
Written options contracts	170,574
Total Net Realized Gain/(Loss) on Investments	63,363,533
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(105,124,214)
Total Change in Unrealized Net Appreciation/Depreciation	(105,124,214)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(18,896,637)

(1) Includes change in unrealized appreciation/depreciation of $(763,987) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Select Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$22,864,044	$16,316,092
Net realized gain/(loss) on investments	63,363,533	259,015,305
Change in unrealized net appreciation/depreciation	(105,124,214)	(61,674,457)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(18,896,637)	213,656,940
Dividends and Distributions to Shareholders
Class A Shares	(663,662)	(39,013)
Class C Shares	(186,683)	(4,195)
Class D Shares	(201,285,059)	(13,949,258)
Class I Shares	(1,894,319)	(121,471)
Class N Shares	(4,121,690)	(322,658)
Class R Shares	(23,298)	(2,416)
Class S Shares	(30,689)	(994)
Class T Shares	(65,788,281)	(4,430,935)
Net Decrease from Dividends and Distributions to Shareholders	(273,993,681)	(18,870,940)
Capital Share Transactions:
Class A Shares	1,420,590	288,749
Class C Shares	(786,901)	(516,495)
Class D Shares	92,629,356	(87,848,011)
Class I Shares	1,688,985	(1,005,572)
Class N Shares	8,914,660	1,347,016
Class R Shares	(13,999)	(288,954)
Class S Shares	30,169	(154,924)
Class T Shares	21,684,609	(31,939,540)
Net Increase/(Decrease) from Capital Share Transactions	125,567,469	(120,117,731)
Net Increase/(Decrease) in Net Assets	(167,322,849)	74,668,269
Net Assets:
Beginning of period	2,206,760,720	2,132,092,451
End of period	$2,039,437,871	$2,206,760,720

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.64	$16.16	$12.97	$12.40	$13.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.09	0.10	0.07	0.08
Net realized and unrealized gain/(loss)	(0.58)	1.52	3.21	0.62	(0.88)
Total from Investment Operations	(0.44)	1.61	3.31	0.69	(0.80)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.13)	(0.12)	(0.12)	(0.07)
Distributions (from capital gains)	(2.13)	—	—	—	—
Total Dividends and Distributions	(2.19)	(0.13)	(0.12)	(0.12)	(0.07)
Net Asset Value, End of Period	$15.01	$17.64	$16.16	$12.97	$12.40
Total Return*	(0.72)%	9.99%	25.74%	5.57%	(6.03)%
Net Assets, End of Period (in thousands)	$5,380	$4,666	$3,951	$4,537	$5,007
Average Net Assets for the Period (in thousands)	$4,885	$4,885	$4,294	$4,780	$5,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.03%	1.03%	1.06%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.03%	1.03%	1.06%	0.97%
Ratio of Net Investment Income/(Loss)	0.97%	0.54%	0.67%	0.59%	0.58%
Portfolio Turnover Rate	30%	41%	42%	58%	62%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.10	$15.69	$12.59	$12.02	$12.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.05)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain/(loss)	(0.55)	1.49	3.13	0.59	(0.85)
Total from Investment Operations	(0.55)	1.44	3.11	0.57	(0.88)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	(0.01)	—	—
Distributions (from capital gains)	(2.13)	—	—	—	—
Total Dividends and Distributions	(2.13)	(0.03)	(0.01)	—	—
Net Asset Value, End of Period	$14.42	$17.10	$15.69	$12.59	$12.02
Total Return*	(1.55)%	9.15%	24.76%	4.74%	(6.82)%
Net Assets, End of Period (in thousands)	$1,197	$2,229	$2,521	$3,026	$3,471
Average Net Assets for the Period (in thousands)	$1,534	$2,591	$2,738	$3,228	$3,866
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.94%	1.84%	1.82%	1.86%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.94%	1.84%	1.82%	1.86%	1.80%
Ratio of Net Investment Income/(Loss)	(0.01)%	(0.27)%	(0.13)%	(0.21)%	(0.25)%
Portfolio Turnover Rate	30%	41%	42%	58%	62%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.55	$16.06	$12.90	$12.33	$13.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.13	0.12	0.10	0.09
Net realized and unrealized gain/(loss)	(0.57)	1.51	3.19	0.61	(0.86)
Total from Investment Operations	(0.40)	1.64	3.31	0.71	(0.77)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.15)	(0.15)	(0.14)	(0.10)
Distributions (from capital gains)	(2.13)	—	—	—	—
Total Dividends and Distributions	(2.22)	(0.15)	(0.15)	(0.14)	(0.10)
Net Asset Value, End of Period	$14.93	$17.55	$16.06	$12.90	$12.33
Total Return*	(0.51)%	10.22%	25.91%	5.77%	(5.90)%
Net Assets, End of Period (in thousands)	$1,493,415	$1,615,089	$1,560,200	$1,353,449	$1,403,376
Average Net Assets for the Period (in thousands)	$1,479,323	$1,629,405	$1,427,056	$1,358,987	$1,615,199
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.84%	0.86%	0.88%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.84%	0.86%	0.88%	0.87%
Ratio of Net Investment Income/(Loss)	1.15%	0.75%	0.87%	0.78%	0.68%
Portfolio Turnover Rate	30%	41%	42%	58%	62%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.61	$16.12	$12.94	$12.37	$13.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.15	0.16	0.11	0.11
Net realized and unrealized gain/(loss)	(0.58)	1.49	3.18	0.62	(0.87)
Total from Investment Operations	(0.39)	1.64	3.34	0.73	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.15)	(0.16)	(0.16)	(0.11)
Distributions (from capital gains)	(2.13)	—	—	—	—
Total Dividends and Distributions	(2.23)	(0.15)	(0.16)	(0.16)	(0.11)
Net Asset Value, End of Period	$14.99	$17.61	$16.12	$12.94	$12.37
Total Return*	(0.39)%	10.22%	26.13%	5.95%	(5.79)%
Net Assets, End of Period (in thousands)	$17,024	$17,043	$16,745	$20,189	$24,648
Average Net Assets for the Period (in thousands)	$16,875	$15,444	$28,860	$22,610	$34,328
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.77%	0.73%	0.75%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.77%	0.73%	0.75%	0.72%
Ratio of Net Investment Income/(Loss)	1.27%	0.86%	1.09%	0.89%	0.83%
Portfolio Turnover Rate	30%	41%	42%	58%	62%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$17.58	$16.09	$15.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.16	0.04
Net realized and unrealized gain/(loss)	(0.56)	1.50	0.45
Total from Investment Operations	(0.37)	1.66	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.17)	—
Distributions (from capital gains)	(2.13)	—	—
Total Dividends and Distributions	(2.25)	(0.17)	—
Net Asset Value, End of Period	$14.96	$17.58	$16.09
Total Return*	(0.28)%	10.34%	3.14%
Net Assets, End of Period (in thousands)	$37,810	$33,278	$29,133
Average Net Assets for the Period (in thousands)	$31,647	$33,126	$18,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.68%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.68%	0.74%
Ratio of Net Investment Income/(Loss)	1.32%	0.92%	1.61%
Portfolio Turnover Rate	30%	41%	42%

Class R Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.39	$15.99	$12.84	$12.23	$13.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	—(3)	0.05	0.03	—(3)
Net realized and unrealized gain/(loss)	(0.55)	1.49	3.18	0.61	(0.85)
Total from Investment Operations	(0.50)	1.49	3.23	0.64	(0.85)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.09)	(0.08)	(0.03)	(0.01)
Distributions (from capital gains)	(2.13)	—	—	—	—
Total Dividends and Distributions	(2.13)	(0.09)	(0.08)	(0.03)	(0.01)
Net Asset Value, End of Period	$14.76	$17.39	$15.99	$12.84	$12.23
Total Return*	(1.21)%	9.32%	25.25%	5.23%	(6.50)%
Net Assets, End of Period (in thousands)	$188	$230	$484	$302	$325
Average Net Assets for the Period (in thousands)	$198	$459	$366	$307	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.95%	1.76%	1.45%	1.46%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.56%	1.45%	1.46%	1.43%
Ratio of Net Investment Income/(Loss)	0.37%	0.01%	0.35%	0.21%	0.00%(4)
Portfolio Turnover Rate	30%	41%	42%	58%	62%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Select Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.74	$16.24	$13.04	$12.43	$13.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.04	0.09	0.06	0.06
Net realized and unrealized gain/(loss)	(0.58)	1.53	3.21	0.63	(0.89)
Total from Investment Operations	(0.48)	1.57	3.30	0.69	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.07)	(0.10)	(0.08)	(0.06)
Distributions (from capital gains)	(2.13)	—	—	—	—
Total Dividends and Distributions	(2.24)	(0.07)	(0.10)	(0.08)	(0.06)
Net Asset Value, End of Period	$15.02	$17.74	$16.24	$13.04	$12.43
Total Return*	(0.97)%	9.69%	25.51%	5.53%	(6.23)%
Net Assets, End of Period (in thousands)	$248	$251	$379	$312	$383
Average Net Assets for the Period (in thousands)	$234	$259	$349	$334	$452
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.47%	1.75%	1.19%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.29%	1.16%	1.18%	1.15%
Ratio of Net Investment Income/(Loss)	0.66%	0.25%	0.60%	0.48%	0.41%
Portfolio Turnover Rate	30%	41%	42%	58%	62%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.57	$16.08	$12.91	$12.34	$13.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.12	0.12	0.09	0.09
Net realized and unrealized gain/(loss)	(0.57)	1.51	3.19	0.61	(0.87)
Total from Investment Operations	(0.41)	1.63	3.31	0.70	(0.78)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.14)	(0.14)	(0.13)	(0.09)
Distributions (from capital gains)	(2.13)	—	—	—	—
Total Dividends and Distributions	(2.20)	(0.14)	(0.14)	(0.13)	(0.09)
Net Asset Value, End of Period	$14.96	$17.57	$16.08	$12.91	$12.34
Total Return*	(0.54)%	10.17%	25.89%	5.70%	(5.95)%
Net Assets, End of Period (in thousands)	$484,175	$533,974	$518,679	$458,233	$486,552
Average Net Assets for the Period (in thousands)	$481,731	$539,796	$478,930	$466,452	$561,476
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.93%	0.94%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	0.92%	0.93%	0.91%
Ratio of Net Investment Income/(Loss)	1.08%	0.68%	0.81%	0.73%	0.64%
Portfolio Turnover Rate	30%	41%	42%	58%	62%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Select Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Janus Investment Fund	21

Janus Henderson Global Select Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

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Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

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Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

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Notes to Financial Statements

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved

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Notes to Financial Statements

vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

There were no options held at September 30, 2019.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may

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Notes to Financial Statements

limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale

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Notes to Financial Statements

restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2019.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has

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Notes to Financial Statements

agreed to continue the waivers until at least February 1, 2020.  If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

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Janus Henderson Global Select Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money

30	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Notes to Financial Statements

market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $603.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2019.

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	89	2
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $2,071,299 in purchases.

Janus Investment Fund	31

Janus Henderson Global Select Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 22,593,417	$ 64,094,003	$ -	$ -	$ -	$ (67,830)	$356,547,721

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,679,921,316	$461,075,984	$(103,764,276)	$ 357,311,708

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 34,315,636	$ 239,678,045	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 18,870,940	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (275,839)	$ 275,839

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Janus Henderson Global Select Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	122,049	$ 1,838,485	403,071	$ 6,862,263
Reinvested dividends and distributions	48,875	643,195	2,262	38,288
Shares repurchased	(77,060)	(1,061,090)	(385,311)	(6,611,802)
Net Increase/(Decrease)	93,864	$ 1,420,590	20,022	$ 288,749
Class C Shares:
Shares sold	30,524	$ 387,150	12,361	$ 202,903
Reinvested dividends and distributions	10,943	139,193	207	3,424
Shares repurchased	(88,836)	(1,313,244)	(42,821)	(722,822)
Net Increase/(Decrease)	(47,369)	$ (786,901)	(30,253)	$ (516,495)
Class D Shares:
Shares sold	1,507,794	$ 22,127,265	2,249,181	$ 38,472,257
Reinvested dividends and distributions	14,990,940	195,931,575	808,412	13,597,491
Shares repurchased	(8,524,588)	(125,429,484)	(8,155,586)	(139,917,759)
Net Increase/(Decrease)	7,974,146	$ 92,629,356	(5,097,993)	$(87,848,011)
Class I Shares:
Shares sold	624,802	$ 8,797,726	470,053	$ 8,131,119
Reinvested dividends and distributions	134,937	1,769,022	5,627	94,925
Shares repurchased	(591,592)	(8,877,763)	(547,145)	(9,231,616)
Net Increase/(Decrease)	168,147	$ 1,688,985	(71,465)	$ (1,005,572)
Class N Shares:
Shares sold	618,876	$ 9,204,783	417,198	$ 7,024,718
Reinvested dividends and distributions	314,681	4,112,879	19,172	322,658
Shares repurchased	(298,514)	(4,403,002)	(354,580)	(6,000,360)
Net Increase/(Decrease)	635,043	$ 8,914,660	81,790	$ 1,347,016
Class R Shares:
Shares sold	5,184	$ 75,051	11,133	$ 189,630
Reinvested dividends and distributions	1,578	20,502	137	2,295
Shares repurchased	(7,257)	(109,552)	(28,315)	(480,879)
Net Increase/(Decrease)	(495)	$ (13,999)	(17,045)	$ (288,954)
Class S Shares:
Shares sold	627	$ 9,354	1,431	$ 24,662
Reinvested dividends and distributions	2,325	30,689	58	994
Shares repurchased	(589)	(9,874)	(10,674)	(180,580)
Net Increase/(Decrease)	2,363	$ 30,169	(9,185)	$ (154,924)
Class T Shares:
Shares sold	1,758,182	$ 25,768,357	2,132,437	$ 36,564,252
Reinvested dividends and distributions	4,906,206	64,271,292	256,631	4,321,659
Shares repurchased	(4,689,238)	(68,355,040)	(4,239,336)	(72,825,451)
Net Increase/(Decrease)	1,975,150	$ 21,684,609	(1,850,268)	$(31,939,540)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$597,060,320	$ 766,299,132	$ -	$ -

Janus Investment Fund	33

Janus Henderson Global Select Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Select Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Select Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

36	SEPTEMBER 30, 2019

Janus Henderson Global Select Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	37

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Janus Henderson Global Select Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Janus Henderson Global Select Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Select Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$239,678,045
Dividends Received Deduction Percentage	63%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund	8/12-Present	Co-Head of Equities - Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Garth Yettick 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Select Fund

Notes

NotesPage1

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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Janus Henderson Distributors

125-02-93046 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Global Technology Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Technology Fund

Janus Henderson Global Technology Fund (unaudited)

FUND SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Resilient companies tend to have more mature growth profiles and stable earnings prospects. Optional positions tend to be younger in their life cycle and have the potential to generate higher sustained growth rates. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish co-portfolio manager	Garth Yettick co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended September 30, 2019, Janus Henderson Global Technology Fund’s Class I Shares returned 7.97%. By comparison, the Fund’s primary benchmark, the S&P 500 Index®, returned 4.25% while the Fund’s secondary benchmark, the MSCI All Country World Information Technology IndexSM, returned 6.32%.

MARKET ENVIRONMENT

The technology sector endured a volatile 12 months but ultimately finished the period with gains that outpaced the broader equities market. Among the concerns that investors faced were lofty valuations on some leading cloud companies, increased regulatory scrutiny of large Internet platforms, and the semiconductor industry having to work through a soft patch. All the while, many tech companies – especially cloud-focused applications software names – continued to deliver strong financial performance, which, in our view, is indicative of the strength of themes that are powering the sector as it plays its part in reshaping the global economy for a digital and data-driven future. Among the top contributors to the sector’s performance were semiconductor equipment and systems software. The steepest losses were concentrated in gaming companies as business models of some industry leaders were challenged by the growth of free-to-play tiers offered by upstart rivals.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the S&P 500 Index, and also its secondary benchmark, the MSCI All Country World Information Technology Index, for the period. Since we believe technology markets are complex, we construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. We believe our focus on companies that we expect to be less volatile than the benchmark’s holdings and those that can benefit from the high pace of technological change can provide better performance long term.

Some of the Fund’s top individual performers were a part of the semiconductor complex. We believe that further adoption of the Internet of Things (IoT), artificial intelligence (AI) and the cloud will increase chip demand. Our preferred method of exposure to the space is through high-quality companies that provide mission critical components and processes to the semi production process. Two of the period’s top individual contributors, ASML and Lam Research, fit this category. The former is the leader in extreme ultraviolet lithography, which allows for the production of more complex chips. Semi stocks rallied on the prospects of a 2020 rebound and improved industry structure after a wave of consolidation.

Activision Blizzard detracted from results. Since the rollout of the blockbuster game Fortnite, the existing gaming industry paradigm has been called into question. Fortnite’s inclusion of a free-to-play tier is forcing management teams to consider countering that offering to defend market share, but at the peril of opening a material hole in their revenue models. While we recognize the strength of the Call of Duty franchise, softening in the title that accounts for roughly a third of Activision’s operating profit by our estimate, was of sufficient concern to cause us to sell our position in the company.

Another detractor was the Fund’s out-of-benchmark position in Amazon. While both the company’s e-commerce presence and its Amazon Web Services (AWS)

Janus Investment Fund	1

Janus Henderson Global Technology Fund (unaudited)

cloud franchise merit inclusion in the Fund, in periods where the company does not meet investors’ expectations, the stock – and Fund performance – can suffer. This was the case as the most recently-reported earnings and guidance fell short of consensus estimates. We believe that two factors were behind the weakness. First, AWS revenue growth slowed. Second, capital expenditure remains elevated as the company deploys one-day delivery. While a short-term headwind, we believe that ultimately this initiative will reinforce Amazon’s competitive moat in e-commerce.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

Given the uncertainty facing the sector and broader economy, we consider it all the more necessary to focus on the secular trends that will drive tech earnings for years to come. The global economy is slowing and Europe appears on the cusp of recession. While trade rhetoric has softened, companies are still hesitant to invest in new projects until a path to resolution becomes more visible. Should that occur, a broad economic rebound may ensue. Regulatory risk continues to hang over large Internet platforms. We expect antitrust rhetoric to increase as the 2020 U.S. election season progresses. We consider the likelihood of a breakup of these companies low, but believe they may be forced into a financial settlement with regulators. The scrutiny likely has increased the cautiousness of management teams in pursuing acquisitions or expanding into different businesses. This is likely weighing on smaller cap companies as they have fewer resources to comply with higher regulations and their chances of being acquired have diminished.

We remain excited about the growing usage of AI across a wide range of business verticals. In this sense, it’s akin to the previous decade’s deployment of Software as a Service. Both industries are highly fragmented as different companies cater to highly specialized uses. Consequently, we believe AI will lead to several individual winners versus winner take all.

It’s perhaps too early to identify where 5G will have the greatest impact. What we do know, however, is that the rollout of new technologies tends to set the stage for a wave of innovation. Exemplifying this was 4G’s enablement of ride sharing.

Thank you for your investment in Janus Henderson Global Technology Fund.

2	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.73%	Activision Blizzard Inc	-0.99%
	Mastercard Inc	1.13%	Flex Ltd	-0.53%
	Lam Research Corp	1.00%	Amazon.com Inc	-0.46%
	ASML Holding NV	0.97%	NVIDIA Corp	-0.42%
	Texas Instruments Inc	0.87%	Netflix Inc	-0.41%

	4 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	3.09%	66.33%	96.37%
	Real Estate	1.19%	4.43%	0.00%
	Other**	0.10%	2.17%	0.00%
	Industrials	0.07%	1.29%	0.00%

	2 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Communication Services	-1.56%	14.93%	3.19%
	Consumer Discretionary	-0.97%	10.85%	0.44%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Technology Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.3%
Apple Inc
Technology Hardware, Storage & Peripherals	4.5%
Amazon.com Inc
Internet & Direct Marketing Retail	4.0%
salesforce.com Inc
Software	3.9%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	3.9%
24.6%

Asset Allocation - (% of Net Assets)
Common Stocks	98.0%
Investment Companies	2.0%
Preferred Stocks	0.2%
Other	(0.2)%
100.0%

Emerging markets comprised 12.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	7.70%	18.56%	16.72%	9.22%	1.00%
Class A Shares at MOP	1.50%	17.16%	16.03%	8.90%
Class C Shares at NAV	6.97%	17.75%	15.91%	8.44%	1.75%
Class C Shares at CDSC	5.97%	17.75%	15.91%	8.44%
Class D Shares(1)	7.91%	18.79%	16.95%	9.39%	0.83%
Class I Shares	7.97%	18.88%	17.04%	9.36%	0.75%
Class N Shares	8.06%	18.71%	16.87%	9.36%	0.69%
Class S Shares	7.49%	18.39%	16.56%	9.07%	1.20%
Class T Shares	7.82%	18.71%	16.87%	9.36%	0.92%
S&P 500 Index	4.25%	10.84%	13.24%	6.37%
MSCI All Country World Information Technology Index	6.32%	15.56%	14.40%	5.91%
Morningstar Quartile - Class T Shares	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Technology Funds	47/233	28/192	33/181	28/101

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Global Technology Fund (unaudited)

Performance

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective December 1, 2018, Denny Fish and Garth Yettick are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – December 31, 1998.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,061.00	$5.17	$1,000.00	$1,020.05	$5.06	1.00%
Class C Shares	$1,000.00	$1,057.60	$8.67	$1,000.00	$1,016.65	$8.49	1.68%
Class D Shares	$1,000.00	$1,062.10	$4.24	$1,000.00	$1,020.96	$4.15	0.82%
Class I Shares	$1,000.00	$1,062.40	$3.88	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$1,062.90	$3.52	$1,000.00	$1,021.66	$3.45	0.68%
Class S Shares	$1,000.00	$1,059.90	$6.20	$1,000.00	$1,019.05	$6.07	1.20%
Class T Shares	$1,000.00	$1,061.60	$4.70	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 98.0%
Automobiles – 0.2%
Tesla Inc*	31,185	$7,511,531
Electronic Equipment, Instruments & Components – 4.3%
Amphenol Corp	737,037	71,124,070
Cognex Corp	261,227	12,834,083
Keysight Technologies Inc*	115,019	11,185,598
TE Connectivity Ltd	482,740	44,981,713
		140,125,464
Entertainment – 2.0%
Netflix Inc*	146,690	39,257,178
Walt Disney Co	197,637	25,756,054
		65,013,232
Equity Real Estate Investment Trusts (REITs) – 4.9%
American Tower Corp	238,996	52,849,185
Crown Castle International Corp	362,885	50,444,644
Equinix Inc	94,257	54,367,438
		157,661,267
Household Durables – 1.0%
Sony Corp	550,000	32,289,797
Information Technology Services – 13.4%
Amdocs Ltd	216,493	14,312,352
Black Knight Inc*	197,000	12,028,820
Fidelity National Information Services Inc	491,088	65,196,843
Gartner Inc*	513,536	73,430,513
Global Payments Inc	180,046	28,627,314
GoDaddy Inc*	334,211	22,051,242
InterXion Holding NV*	354,649	28,889,708
Mastercard Inc	419,826	114,012,147
Okta Inc*	205,000	20,184,300
PayPal Holdings Inc*	345,117	35,750,670
WEX Inc*	45,016	9,096,383
Wix.com Ltd*	102,243	11,935,848
		435,516,140
Interactive Media & Services – 5.7%
Alphabet Inc - Class C*	47,838	58,314,522
Facebook Inc*	335,662	59,774,689
Tencent Holdings Ltd	1,572,200	66,238,015
		184,327,226
Internet & Direct Marketing Retail – 9.2%
Alibaba Group Holding Ltd (ADR)*	761,503	127,346,147
Amazon.com Inc*	74,104	128,637,875
Etsy Inc*	298,182	16,847,283
MercadoLibre Inc*	48,071	26,498,177
		299,329,482
Media – 0.5%
Liberty Broadband Corp*	138,711	14,518,880
Professional Services – 1.0%
CoStar Group Inc*	53,839	31,937,295
Road & Rail – 0.5%
Lyft Inc*	281,116	11,480,777
Uber Technologies Inc*	199,899	6,090,923
		17,571,700
Semiconductor & Semiconductor Equipment – 19.9%
ASML Holding NV	472,969	117,134,051
KLA Corp	164,462	26,223,466
Lam Research Corp	279,409	64,574,214
Microchip Technology Inc	620,050	57,608,845
Micron Technology Inc*	701,703	30,067,974
NVIDIA Corp	301,159	52,422,747
ON Semiconductor Corp*	1,588,336	30,511,935

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Taiwan Semiconductor Manufacturing Co Ltd	13,396,000	$117,322,523
Texas Instruments Inc	949,453	122,707,306
Xilinx Inc	292,565	28,056,983
		646,630,044
Software – 28.1%
Adobe Inc*	445,206	122,988,157
Atlassian Corp PLC*	157,678	19,779,128
Autodesk Inc*	235,931	34,847,009
Avalara Inc*	302,382	20,347,285
Blackbaud Inc	204,971	18,517,080
Cadence Design Systems Inc*	551,278	36,428,450
Constellation Software Inc/Canada	27,510	27,477,811
Guidewire Software Inc*	153,784	16,205,758
Instructure Inc*	292,371	11,326,453
Intuit Inc	157,813	41,968,789
Medallia Inc*	482,322	13,230,092
Microsoft Corp	1,927,219	267,941,258
Nice Ltd (ADR)*	106,047	15,249,559
RealPage Inc*	235,970	14,833,074
SailPoint Technologies Holding Inc*	828,170	15,478,497
salesforce.com Inc*	858,592	127,449,396
ServiceNow Inc*	25,654	6,512,268
SS&C Technologies Holdings Inc	350,737	18,087,507
Tyler Technologies Inc*	95,877	25,167,712
Zendesk Inc*	789,240	57,519,811
		911,355,094
Technology Hardware, Storage & Peripherals – 6.5%
Apple Inc	656,870	147,119,174
Samsung Electronics Co Ltd	1,556,199	63,822,375
		210,941,549
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc*	320,579	25,252,008
Total Common Stocks (cost $2,005,234,985)		3,179,980,709
Preferred Stocks – 0.2%
Software – 0.2%
Magic Leap Inc - Series D¢,§ (cost $9,160,263)	339,269	7,511,416
Investment Companies – 2.0%
Money Markets – 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $63,537,810)	63,537,810	63,537,810
Total Investments (total cost $2,077,933,058) – 100.2%		3,251,029,935
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(5,152,222)
Net Assets – 100%		$3,245,877,713

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,597,046,796	79.9%
China	193,584,162	6.0
Netherlands	146,023,759	4.5
Taiwan	117,322,523	3.6
South Korea	63,822,375	2.0
Japan	32,289,797	1.0
Canada	27,477,811	0.8
Israel	27,185,407	0.8
Brazil	26,498,177	0.8
Australia	19,779,128	0.6

Total	$3,251,029,935	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 2.0%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$382,822∆	$-	$-	$-
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	1,254,821	236	-	63,537,810
Total Affiliated Investments - 2.0%	$1,637,643	$236	$-	$63,537,810

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 2.0%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	17,748,515	188,264,932	(206,013,447)	-
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	90,541,508	458,902,408	(485,906,106)	63,537,810

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Japanese Yen	10/24/19	(882,704,000)	$8,228,954	$49,699
HSBC Securities (USA), Inc.:
Japanese Yen	12/19/19	(738,172,000)	6,874,070	5,089
JPMorgan Chase Bank, National Association:
Japanese Yen	10/24/19	(127,825,000)	1,189,207	4,763
Total				$59,551

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 59,551

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 501,449

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(595,324)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 27,162,958

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$9,160,263	$7,511,416	0.2%

The Fund has registration rights for certain restricted securities held as of September 30, 2019. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Technology Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Semiconductor & Semiconductor Equipment	$529,307,521	$117,322,523	$-
All Other	2,533,350,665	-	-
Preferred Stocks	-	-	7,511,416
Investment Companies	-	63,537,810	-
Total Investments in Securities	$3,062,658,186	$180,860,333	$7,511,416
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	59,551	-
Total Assets	$3,062,658,186	$180,919,884	$7,511,416

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$3,187,492,125
Affiliated investments, at value(2)	63,537,810
Cash	589
Forward foreign currency exchange contracts	59,551
Non-interested Trustees' deferred compensation	83,738
Receivables:
Investments sold	14,815,247
Fund shares sold	5,032,270
Dividends	1,948,717
Dividends from affiliates	95,252
Foreign tax reclaims	4,834
Other assets	7,325
Total Assets	3,273,077,458
Liabilities:
Closed foreign currency contracts	22,501
Payables:	—
Investments purchased	22,292,104
Fund shares repurchased	2,197,306
Advisory fees	1,723,047
Transfer agent fees and expenses	457,264
12b-1 Distribution and shareholder servicing fees	91,386
Non-interested Trustees' deferred compensation fees	83,738
Professional fees	58,602
Custodian fees	23,684
Non-interested Trustees' fees and expenses	21,380
Affiliated fund administration fees payable	6,731
Accrued expenses and other payables	222,002
Total Liabilities	27,199,745
Net Assets	$3,245,877,713

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Technology Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,780,319,124
Total distributable earnings (loss)	1,465,558,589
Total Net Assets	$3,245,877,713
Net Assets - Class A Shares	$172,237,490
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,690,254
Net Asset Value Per Share(3)	$36.72
Maximum Offering Price Per Share(4)	$38.96
Net Assets - Class C Shares	$64,635,641
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,944,655
Net Asset Value Per Share(3)	$33.24
Net Assets - Class D Shares	$1,603,111,990
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,613,660
Net Asset Value Per Share	$37.62
Net Assets - Class I Shares	$418,833,980
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,039,864
Net Asset Value Per Share	$37.94
Net Assets - Class N Shares	$41,043,490
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,093,904
Net Asset Value Per Share	$37.52
Net Assets - Class S Shares	$9,083,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	251,814
Net Asset Value Per Share	$36.07
Net Assets - Class T Shares	$936,931,212
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,069,992
Net Asset Value Per Share	$37.37

(1) Includes cost of $2,014,395,248.

(2) Includes cost of $63,537,810.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$25,496,807
Dividends from affiliates	1,254,821
Affiliated securities lending income, net	382,822
Interest proceeds from short sales	3,341
Other income	138,235
Foreign tax withheld	(1,481,006)
Total Investment Income	25,795,020
Expenses:
Advisory fees	19,085,748
12b-1 Distribution and shareholder servicing fees:
Class A Shares	379,948
Class C Shares	631,930
Class S Shares	19,150
Transfer agent administrative fees and expenses:
Class D Shares	1,798,541
Class S Shares	19,134
Class T Shares	2,173,169
Transfer agent networking and omnibus fees:
Class A Shares	104,025
Class C Shares	46,548
Class I Shares	289,125
Other transfer agent fees and expenses:
Class A Shares	12,876
Class C Shares	5,854
Class D Shares	261,442
Class I Shares	15,618
Class N Shares	774
Class S Shares	157
Class T Shares	11,555
Shareholder reports expense	442,890
Registration fees	226,076
Short sale fees and expenses	104,653
Professional fees	94,791
Non-interested Trustees’ fees and expenses	89,208
Custodian fees	83,761
Affiliated fund administration fees	70,458
Short sales dividends expense	16,698
Other expenses	237,688
Total Expenses	26,221,817
Less: Excess Expense Reimbursement and Waivers	(72,571)
Net Expenses	26,149,246
Net Investment Income/(Loss)	(354,226)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Technology Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$293,570,719
Investments in affiliates	236
Forward foreign currency exchange contracts	501,449
Short sales	173,977
Total Net Realized Gain/(Loss) on Investments	294,246,381
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(84,262,365)
Forward foreign currency exchange contracts	(595,324)
Short sales	1,309,514
Total Change in Unrealized Net Appreciation/Depreciation	(83,548,175)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$210,343,980

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$(354,226)	$(1,142,402)
Net realized gain/(loss) on investments	294,246,381	163,094,541
Change in unrealized net appreciation/depreciation	(83,548,175)	506,620,832
Net Increase/(Decrease) in Net Assets Resulting from Operations	210,343,980	668,572,971
Dividends and Distributions to Shareholders
Class A Shares	(7,887,034)	(4,380,208)
Class C Shares	(3,926,790)	(2,928,751)
Class D Shares	(79,638,624)	(46,608,098)
Class I Shares	(17,703,668)	(7,443,302)
Class N Shares	(1,234,713)	(272,386)
Class S Shares	(402,800)	(211,714)
Class T Shares	(45,686,924)	(26,303,648)
Net Decrease from Dividends and Distributions to Shareholders	(156,480,553)	(88,148,107)
Capital Share Transactions:
Class A Shares	29,360,235	1,631,336
Class C Shares	(23,016,668)	3,204,019
Class D Shares	1,088,976	116,427,748
Class I Shares	56,347,612	123,492,047
Class N Shares	18,680,763	12,217,478
Class S Shares	2,331,414	315,823
Class T Shares	(32,310,371)	187,049,726
Net Increase/(Decrease) from Capital Share Transactions	52,481,961	444,338,177
Net Increase/(Decrease) in Net Assets	106,345,388	1,024,763,041
Net Assets:
Beginning of period	3,139,532,325	2,114,769,284
End of period	$3,245,877,713	$3,139,532,325

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Technology Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$36.33	$29.11	$24.11	$20.80	$24.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.05)	(0.05)	(0.04)	—(2)
Net realized and unrealized gain/(loss)	2.33	8.45	7.29	5.03	0.44
Total from Investment Operations	2.28	8.40	7.24	4.99	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	—	(0.04)	—
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(1.89)	(1.18)	(2.24)	(1.68)	(3.85)
Net Asset Value, End of Period	$36.72	$36.33	$29.11	$24.11	$20.80
Total Return*	7.70%	29.63%	31.84%	25.20%	1.63%
Net Assets, End of Period (in thousands)	$172,237	$136,689	$107,783	$12,832	$9,423
Average Net Assets for the Period (in thousands)	$151,979	$125,207	$44,671	$11,091	$10,126
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.00%	1.03%	1.08%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.00%	1.03%	1.08%	1.08%
Ratio of Net Investment Income/(Loss)	(0.14)%	(0.16)%	(0.18)%	(0.20)%	0.01%
Portfolio Turnover Rate	36%	20%	30%	42%	39%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$33.31	$26.96	$22.63	$19.70	$23.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.26)	(0.27)	(0.23)	(0.18)	(0.14)
Net realized and unrealized gain/(loss)	2.08	7.80	6.80	4.75	0.43
Total from Investment Operations	1.82	7.53	6.57	4.57	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Net Asset Value, End of Period	$33.24	$33.31	$26.96	$22.63	$19.70
Total Return*	6.97%	28.73%	30.91%	24.39%	0.97%
Net Assets, End of Period (in thousands)	$64,636	$89,817	$70,002	$5,992	$4,702
Average Net Assets for the Period (in thousands)	$66,888	$79,328	$27,163	$5,295	$4,137
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.72%	1.77%	1.75%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.72%	1.77%	1.75%	1.72%
Ratio of Net Investment Income/(Loss)	(0.85)%	(0.88)%	(0.91)%	(0.87)%	(0.64)%
Portfolio Turnover Rate	36%	20%	30%	42%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.14	$29.69	$24.50	$21.11	$24.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	—(2)	—(2)	0.04
Net realized and unrealized gain/(loss)	2.40	8.63	7.43	5.11	0.46
Total from Investment Operations	2.41	8.63	7.43	5.11	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—(2)	—	(0.08)	(0.03)
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(1.93)	(1.18)	(2.24)	(1.72)	(3.88)
Net Asset Value, End of Period	$37.62	$37.14	$29.69	$24.50	$21.11
Total Return*	7.91%	29.84%	32.12%	25.41%	1.87%
Net Assets, End of Period (in thousands)	$1,603,112	$1,570,846	$1,147,818	$805,754	$669,625
Average Net Assets for the Period (in thousands)	$1,501,953	$1,400,342	$958,246	$716,771	$727,258
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.83%	0.85%	0.88%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.85%	0.88%	0.90%
Ratio of Net Investment Income/(Loss)	0.03%	0.01%	(0.01)%	0.00%(3)	0.20%
Portfolio Turnover Rate	36%	20%	30%	42%	39%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.45	$29.91	$24.65	$21.23	$24.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.04	0.03	0.02	0.07
Net realized and unrealized gain/(loss)	2.41	8.69	7.47	5.15	0.44
Total from Investment Operations	2.45	8.73	7.50	5.17	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.01)	—	(0.11)	(0.05)
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(1.96)	(1.19)	(2.24)	(1.75)	(3.90)
Net Asset Value, End of Period	$37.94	$37.45	$29.91	$24.65	$21.23
Total Return*	7.97%	29.97%	32.21%	25.58%	1.92%
Net Assets, End of Period (in thousands)	$418,834	$353,236	$176,639	$41,814	$21,748
Average Net Assets for the Period (in thousands)	$356,404	$248,537	$85,627	$28,300	$19,837
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.75%	0.75%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.75%	0.80%	0.79%
Ratio of Net Investment Income/(Loss)	0.11%	0.10%	0.10%	0.08%	0.30%
Portfolio Turnover Rate	36%	20%	30%	42%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Technology Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$37.05	$29.59	$24.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.06	0.05
Net realized and unrealized gain/(loss)	2.37	8.60	6.04
Total from Investment Operations	2.44	8.66	6.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.02)	—
Distributions (from capital gains)	(1.89)	(1.18)	(1.12)
Total Dividends and Distributions	(1.97)	(1.20)	(1.12)
Net Asset Value, End of Period	$37.52	$37.05	$29.59
Total Return*	8.06%	30.04%	25.10%
Net Assets, End of Period (in thousands)	$41,043	$20,522	$6,091
Average Net Assets for the Period (in thousands)	$28,002	$11,360	$3,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	0.19%	0.17%	0.28%
Portfolio Turnover Rate	36%	20%	30%

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.79	$28.75	$23.87	$20.62	$24.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.12)	(0.12)	(0.08)	(0.07)	(0.02)
Net realized and unrealized gain/(loss)	2.29	8.34	7.20	4.99	0.45
Total from Investment Operations	2.17	8.22	7.12	4.92	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.03)	—
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(1.89)	(1.18)	(2.24)	(1.67)	(3.85)
Net Asset Value, End of Period	$36.07	$35.79	$28.75	$23.87	$20.62
Total Return*	7.49%	29.36%	31.65%	25.07%	1.59%
Net Assets, End of Period (in thousands)	$9,084	$6,628	$4,951	$5,935	$3,202
Average Net Assets for the Period (in thousands)	$7,654	$6,405	$6,495	$4,320	$2,982
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.20%	1.18%	1.21%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.19%	1.18%	1.21%	1.20%
Ratio of Net Investment Income/(Loss)	(0.35)%	(0.36)%	(0.32)%	(0.34)%	(0.11)%
Portfolio Turnover Rate	36%	20%	30%	42%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$36.91	$29.54	$24.41	$21.04	$24.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.03)	(0.02)	(0.01)	0.04
Net realized and unrealized gain/(loss)	2.39	8.58	7.39	5.09	0.46
Total from Investment Operations	2.37	8.55	7.37	5.08	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	—	(0.07)	(0.02)
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(1.91)	(1.18)	(2.24)	(1.71)	(3.87)
Net Asset Value, End of Period	$37.37	$36.91	$29.54	$24.41	$21.04
Total Return*	7.82%	29.70%	31.99%	25.37%	1.87%
Net Assets, End of Period (in thousands)	$936,931	$961,794	$601,485	$394,705	$314,403
Average Net Assets for the Period (in thousands)	$869,267	$812,197	$477,426	$339,697	$335,533
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.93%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.92%	0.93%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	(0.06)%	(0.08)%	(0.09)%	(0.06)%	0.16%
Portfolio Turnover Rate	36%	20%	30%	42%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Technology Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Technology Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

24	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Janus Henderson Global Technology Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

26	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

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Janus Henderson Global Technology Fund

Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

28	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

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Janus Henderson Global Technology Fund

Notes to Financial Statements

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019” table located in the Fund’s Schedule of Investments.

30	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$49,699	$—	$—	$49,699
HSBC Securities (USA), Inc.	5,089	—	—	5,089
JPMorgan Chase Bank, National Association	4,763	—	—	4,763

Total	$59,551	$—	$—	$59,551
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

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Janus Henderson Global Technology Fund

Notes to Financial Statements

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2019.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into

32	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements

short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

There were no shorts held at September 30, 2019.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to

Janus Investment Fund	33

Janus Henderson Global Technology Fund

Notes to Financial Statements

Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’

34	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements

fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $79,246.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $150 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $11,088.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $6,821,062 in sales, resulting in a net realized loss of $1,086,871. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	35

Janus Henderson Global Technology Fund

Notes to Financial Statements

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 292,933,718	$ -	$ (169,732)	$ -	$ (80,315)	$1,172,874,918

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,078,155,017	$1,190,719,726	$(17,844,808)	$ 1,172,874,918

Information on the tax components of derivatives as of September 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 59,551	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 37,198,065	$ 119,282,488	$ -	$ 3,103,094

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,892,382	$ 74,255,725	$ -	$ -

36	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (3,103,092)	$ 3,268,006	$ (164,914)

6. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,724,341	$ 57,484,020	782,916	$ 25,797,996
Reinvested dividends and distributions	250,269	7,217,760	129,803	3,955,084
Shares repurchased	(1,046,980)	(35,341,545)	(852,455)	(28,121,744)
Net Increase/(Decrease)	927,630	$ 29,360,235	60,264	$ 1,631,336
Class C Shares:
Shares sold	384,302	$ 11,590,976	571,736	$ 17,650,947
Reinvested dividends and distributions	127,387	3,342,646	91,456	2,568,991
Shares repurchased	(1,263,774)	(37,950,290)	(562,984)	(17,015,919)
Net Increase/(Decrease)	(752,085)	$ (23,016,668)	100,208	$ 3,204,019
Class D Shares:
Shares sold	3,526,031	$122,568,064	6,736,281	$224,612,515
Reinvested dividends and distributions	2,638,837	77,872,081	1,470,152	45,736,413
Shares repurchased	(5,845,206)	(199,351,169)	(4,572,522)	(153,921,180)
Net Increase/(Decrease)	319,662	$ 1,088,976	3,633,911	$116,427,748
Class I Shares:
Shares sold	4,826,806	$168,151,928	5,078,411	$176,833,685
Reinvested dividends and distributions	515,259	15,323,799	204,778	6,417,741
Shares repurchased	(3,735,243)	(127,128,115)	(1,755,614)	(59,759,379)
Net Increase/(Decrease)	1,606,822	$ 56,347,612	3,527,575	$123,492,047
Class N Shares:
Shares sold	745,526	$ 26,062,664	482,048	$ 16,657,971
Reinvested dividends and distributions	42,011	1,234,713	8,787	272,386
Shares repurchased	(247,527)	(8,616,614)	(142,749)	(4,712,879)
Net Increase/(Decrease)	540,010	$ 18,680,763	348,086	$ 12,217,478
Class S Shares:
Shares sold	152,052	$ 5,127,487	110,926	$ 3,619,069
Reinvested dividends and distributions	14,193	402,800	7,041	211,714
Shares repurchased	(99,616)	(3,198,873)	(104,985)	(3,514,960)
Net Increase/(Decrease)	66,629	$ 2,331,414	12,982	$ 315,823
Class T Shares:
Shares sold	6,032,089	$209,965,980	12,224,826	$409,347,371
Reinvested dividends and distributions	1,528,239	44,823,256	837,533	25,913,262
Shares repurchased	(8,544,930)	(287,099,607)	(7,369,429)	(248,210,907)
Net Increase/(Decrease)	(984,602)	$ (32,310,371)	5,692,930	$187,049,726

Janus Investment Fund	37

Janus Henderson Global Technology Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,075,791,552	$1,146,559,646	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Technology Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Technology Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	39

Janus Henderson Global Technology Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

40	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Global Technology Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	55

Janus Henderson Global Technology Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Technology Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$119,282,488

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Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

Janus Investment Fund	63

Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

64	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	65

Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital. Formerly, Investment Analyst and Co-Portfolio Manager at RS Investments (2014-2015).
Garth Yettick 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Fund	12/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	67

Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68	SEPTEMBER 30, 2019

Janus Henderson Global Technology Fund

Notes

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93047 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Global Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Value Fund

Janus Henderson Global Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Value Fund’s Class I Shares returned 2.33% over the one-year period ended September 30, 2019. The Fund outperformed its primary benchmark, the MSCI World IndexSM, which returned 1.83%, and its secondary benchmark, the MSCI All Country World IndexSM, which returned 1.38%, in the period.

INVESTMENT ENVIRONMENT

Global equities fell sharply in the fourth quarter of 2018, rebounded in the early months of 2019, continued to grind higher through April, and then remained in a sideways range through the end of the period. Deteriorating global growth metrics coupled with stretched valuations lead us to be cautious over the period. Many of the same fears that drove markets lower at the end of 2018 continued to weigh on investor sentiment at period end. Political tension around the globe clearly has had a more pronounced impact on the global economy, and we believe risks are elevated and skewed to the downside. U.S.-China trade tensions and Brexit, for example, are contributing to the slowdown in economic activity as corporations around the world face elevated uncertainty in making investment decisions. Central banks began cutting interest rates during the period and increased quantitative easing in order to provide stimulus, but with rates at such historically low levels, it remains highly uncertain what degree of impact this monetary stimulus will have.

CONTRIBUTORS

Stock selection and an overweight allocation to the defensive consumer staples sector were the largest positive contributors to performance for the period. Stock selection in the financials sector and an underweight allocation to energy also contributed positively. On a country basis, the U.S. was the top contributor.

Procter & Gamble was the top contributor to performance in the Fund for the trailing one-year period. P&G is a global leader in consumer goods with 23 brands that each has more than $1 billion annual revenue, including Pampers, Tide, Pantene, Gillette, Crest and Braun. The company reported strong results, raising its sales and earnings outlooks, driven by a focus on creating new products and businesses through innovation. The company saw growth particularly in its beauty, health care and fabric and home care lines. We continue to hold the stock, but sold a significant portion of our shares during the period on price strength.

RenaissanceRe, a global provider of reinsurance and insurance, was also a top contributor to performance for the period. The company benefited from strong increases in gross premiums written in both its Property and Casualty and Specialty segments. We trimmed our position in Renaissance during the period, yet continue to hold an allocation to the stock.

Kitagawa Industries is a Japan-based supplier of a variety of components for the electronic industry. In November 2018, the company agreed to be acquired in a cash deal at a 162% premium. Management, which controls the company via their large equity ownership, was able to extract a solid valuation for their operations in the transaction. We subsequently exited our holding.

DETRACTORS

Stock selection in the consumer discretionary, communication services and industrials sectors detracted from benchmark-relative performance. From a geographic perspective, the Fund’s positions in emerging markets countries generally were detractors.

Janus Investment Fund	1

Janus Henderson Global Value Fund (unaudited)

Bank of Ireland Group, one of the largest banks in Ireland, led absolute detractors. The company reported weaker net interest margin and less progress than expected on expense reductions during the period. The interest rate environment in Europe and Brexit fears also weighed on the shares. With healthy capital ratios, strong market share and a recovering end market in Ireland, we view the reward-to-risk favorably and added to our position over the period.

Pfizer, a leading pharmaceutical company, was among the top absolute detractors for the period. The company announced a spin-off of its Upjohn unit and planned merger of that unit with generic drugs competitor Mylan. The Upjohn division focuses on slower-growth legacy prescription drugs. The spin-off could potentially allow Pfizer to focus its efforts on higher margin innovative drugs. However, as the market digested news of the spin-off and lowered guidance in the firm’s second quarter earnings announcement, the stock suffered. We continue to hold our positon in the company, but trimmed shares during the period.

Grupo Televisa is the leading producer and distributor of television content in Mexico. The stock underperformed during the period, driven by a reduction in government advertising spending, a decline in private sector advertising, as well as continued concerns over secular headwinds from digital/over-the-top competition. Televisa’s scale and vertical integration does give it a slight advantage in terms of lower costs and a history of producing highly rated Spanish content. We believe the reward-to-risk ratio remains attractive given the company’s strong positioning in an underpenetrated pay-TV market, its ongoing leadership in Spanish-speaking content, and a solid balance sheet.

DERIVATIVES USED

The Fund used forward exchange contracts to hedge currency exposure during the period. The use of derivatives contributed positively to the Fund’s relative performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK AND POSITIONING

We have observed two distinct dynamics in financial markets that are somewhat difficult to reconcile. On the one hand, macroeconomic indicators are clearly decelerating if not outright contracting. For example, the ISM Manufacturing Index, which is an indicator of recent U.S. economic activity, continued declining and fell below 50 in August/September, implying a contraction of activity. The collective impact of trade tension, Brexit and geopolitics is increasingly being felt, especially in Europe and China, but even in the U.S., as well. These increasingly gloomy indicators heighten our concerns about a looming recession and especially its impact on more economically sensitive areas of the stock market.

And yet, amid this elevated investor fear, we simultaneously have observed the valuation-spread between “defensives” and “cyclicals” widening to abnormally high levels. This suggests that investors are willing to pay increasingly high multiples for the perception of earnings stability which, we would point out in high-flying sectors such as technology, might be more illusory in the face of a real economic downturn. Specifically, September saw several days of violent reversals in which significant flows of capital left more “momentum” stocks in favor of down-and-out “value” stocks.

Hence, beaten-up economically sensitive stocks are increasingly populating our research agendas. We gradually have been increasing our exposure here as reward-to-risk ratios strike us as more compelling in areas such as financials and consumer discretionary. However, we remain firmly rooted in our process with a disciplined focus on downside mitigation.

Thank you for your investment in the Janus Henderson Global Value Fund.

2	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Procter & Gamble Co	0.96%	Bank of Ireland Group PLC	-0.68%
	RenaissanceRe Holdings Ltd	0.65%	Pfizer Inc	-0.63%
	Kitagawa Industries Co Ltd	0.62%	Grupo Televisa SAB (ADR)	-0.42%
	PepsiCo Inc	0.61%	Celestica Inc	-0.26%
	Nestle SA (REG)	0.56%	GEA Group AG	-0.25%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	1.97%	15.78%	8.58%
	Financials	0.96%	15.74%	16.00%
	Energy	0.73%	3.18%	5.86%
	Other**	0.38%	8.18%	0.00%
	Health Care	0.23%	16.88%	12.81%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.01%	7.02%	10.44%
	Communication Services	-0.97%	9.21%	8.36%
	Industrials	-0.86%	7.96%	11.09%
	Real Estate	-0.46%	2.79%	3.22%
	Information Technology	-0.29%	7.81%	15.77%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Wells Fargo & Co
Banks	4.1%
Johnson & Johnson
Pharmaceuticals	3.9%
Oracle Corp
Software	3.8%
Alphabet Inc - Class A
Interactive Media & Services	3.7%
Pfizer Inc
Pharmaceuticals	3.3%
18.8%

Asset Allocation - (% of Net Assets)
Common Stocks	92.3%
Repurchase Agreements	7.2%
Other	0.5%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	2.13%	4.25%	7.32%	6.13%	0.98%
Class A Shares at MOP	-3.75%	3.03%	6.69%	5.79%
Class C Shares at NAV	1.38%	3.49%	6.62%	5.40%	1.73%
Class C Shares at CDSC	0.44%	3.49%	6.62%	5.40%
Class D Shares(1)	2.28%	4.42%	7.51%	6.34%	0.80%
Class I Shares	2.33%	4.50%	7.50%	6.30%	0.96%
Class N Shares	2.38%	4.59%	7.45%	6.30%	0.67%
Class S Shares	-0.32%	3.33%	6.76%	5.81%	2.94%
Class T Shares	2.23%	4.39%	7.45%	6.30%	0.87%
MSCI World Index	1.83%	7.18%	9.01%	5.93%
MSCI All Country World Index	1.38%	6.65%	8.35%	5.97%
Morningstar Quartile - Class T Shares	2nd	4th	3rd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	355/891	580/700	374/515	148/292

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Global Value Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 29, 2001

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,015.70	$5.00	$1,000.00	$1,020.10	$5.01	0.99%
Class C Shares	$1,000.00	$1,012.40	$8.78	$1,000.00	$1,016.34	$8.80	1.74%
Class D Shares	$1,000.00	$1,017.00	$4.10	$1,000.00	$1,021.01	$4.10	0.81%
Class I Shares	$1,000.00	$1,017.30	$3.89	$1,000.00	$1,021.21	$3.90	0.77%
Class N Shares	$1,000.00	$1,017.40	$3.74	$1,000.00	$1,021.36	$3.75	0.74%
Class S Shares	$1,000.00	$1,004.30	$16.68	$1,000.00	$1,008.42	$16.72	3.32%
Class T Shares	$1,000.00	$1,017.00	$4.45	$1,000.00	$1,020.66	$4.46	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 92.3%
Aerospace & Defense – 2.9%
BAE Systems PLC	581,009	$4,071,141
Meggitt PLC	205,307	1,602,640
		5,673,781
Automobiles – 4.9%
Bayerische Motoren Werke AG	47,268	3,327,202
Honda Motor Co Ltd	154,300	3,994,159
Hyundai Motor Co	20,843	2,335,252
		9,656,613
Banks – 8.4%
Bank of Ireland Group PLC	492,464	1,953,541
Cadence BanCorp	75,242	1,319,745
Fifth Third Bancorp	77,652	2,126,112
Lloyds Banking Group PLC	2,903,980	1,932,012
Royal Bank of Scotland Group PLC	416,720	1,063,482
Wells Fargo & Co	158,597	7,999,633
		16,394,525
Beverages – 4.8%
Coca-Cola Co	66,969	3,645,792
Diageo PLC	22,585	925,367
PepsiCo Inc	29,312	4,018,675
Stock Spirits Group PLC	308,478	883,565
		9,473,399
Chemicals – 0.8%
Mosaic Co	30,493	625,106
Tikkurila Oyj	59,152	872,840
		1,497,946
Commercial Services & Supplies – 0.5%
Daiseki Co Ltd	24,000	612,487
Secom Joshinetsu Co Ltd	10,395	338,455
		950,942
Communications Equipment – 0.3%
Icom Inc	28,700	589,079
Consumer Finance – 2.7%
Ally Financial Inc	41,765	1,384,927
Synchrony Financial	111,806	3,811,467
		5,196,394
Containers & Packaging – 0.8%
Amcor PLC	159,380	1,532,583
Diversified Consumer Services – 0.2%
Shingakukai Holdings Co Ltd	68,221	330,030
Diversified Telecommunication Services – 3.0%
Bharti Infratel Ltd	644,881	2,341,587
Singapore Telecommunications Ltd	1,560,400	3,500,680
		5,842,267
Electric Utilities – 2.2%
Exelon Corp	43,129	2,083,562
PPL Corp	72,043	2,268,634
		4,352,196
Electrical Equipment – 0.4%
Cosel Co Ltd	73,546	697,296
Electronic Equipment, Instruments & Components – 1.2%
Celestica Inc*	178,520	1,279,988
Hirose Electric Co Ltd	9,500	1,163,445
		2,443,433
Equity Real Estate Investment Trusts (REITs) – 2.2%
Public Storage	17,727	4,347,901
Food & Staples Retailing – 0.6%
Qol Holdings Co Ltd	84,600	1,122,940

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – 4.9%
Danone SA	24,752	$2,180,097
Nestle SA (REG)	35,771	3,881,824
Orkla ASA	377,147	3,432,040
		9,493,961
Health Care Providers & Services – 1.2%
BML Inc	48,200	1,295,617
Toho Holdings Co Ltd	44,000	1,017,889
		2,313,506
Hotels, Restaurants & Leisure – 1.2%
Grand Korea Leisure Co Ltd	67,535	1,166,052
Kangwon Land Inc	47,804	1,181,111
		2,347,163
Household Products – 1.2%
Procter & Gamble Co	18,458	2,295,806
Industrial Conglomerates – 1.2%
CK Hutchison Holdings Ltd	269,500	2,379,509
Information Technology Services – 2.5%
Cognizant Technology Solutions Corp	66,868	4,029,800
Transcosmos Inc	39,800	959,014
		4,988,814
Insurance – 5.0%
Chubb Ltd	22,153	3,576,380
Hartford Financial Services Group Inc	34,720	2,104,379
RenaissanceRe Holdings Ltd	14,878	2,878,149
Sompo Holdings Inc	29,000	1,211,664
		9,770,572
Interactive Media & Services – 4.9%
Alphabet Inc - Class A*	5,965	7,284,100
Z Holdings Corp	817,300	2,298,207
		9,582,307
Machinery – 3.4%
ANDRITZ AG	37,454	1,530,651
Asahi Diamond Industrial Co Ltd	31,300	178,344
Ebara Corp	53,600	1,426,392
Fukushima Industries Corp	21,000	608,963
GEA Group AG	63,253	1,707,473
Hoshizaki Corp	14,000	1,099,436
		6,551,259
Media – 0.5%
Grupo Televisa SAB (ADR)	94,466	923,877
Metals & Mining – 0.7%
Yamato Kogyo Co Ltd	58,900	1,460,105
Mortgage Real Estate Investment Trusts (REITs) – 1.1%
AGNC Investment Corp	42,293	680,494
Two Harbors Investment Corp	106,282	1,395,483
		2,075,977
Multi-Utilities – 0.6%
Engie SA	74,638	1,218,480
Oil, Gas & Consumable Fuels – 2.9%
BP PLC (ADR)	49,722	1,888,939
Canadian Natural Resources Ltd	22,484	598,295
Exxon Mobil Corp	28,570	2,017,328
Royal Dutch Shell PLC	40,027	1,173,053
		5,677,615
Personal Products – 1.6%
CLIO Cosmetics Co Ltd*	32,271	512,666
Unilever NV	42,307	2,542,754
		3,055,420

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – 14.3%
GlaxoSmithKline PLC	88,243	$1,892,494
Johnson & Johnson	58,943	7,626,045
Novartis AG	40,900	3,547,290
Pfizer Inc	182,336	6,551,332
Roche Holding AG	12,086	3,518,119
Sanofi	50,810	4,710,003
		27,845,283
Professional Services – 0.5%
Bureau Veritas SA	42,328	1,019,452
Real Estate Management & Development – 1.4%
CK Asset Holdings Ltd	209,475	1,419,218
Foxtons Group PLC*	739,381	454,461
LSL Property Services PLC	350,697	926,892
		2,800,571
Software – 3.8%
Oracle Corp	133,366	7,339,131
Specialty Retail – 0.4%
Lookers PLC	812,811	563,543
Vertu Motors PLC	676,645	276,990
		840,533
Textiles, Apparel & Luxury Goods – 0.8%
Cie Financiere Richemont SA	20,430	1,499,183
Tobacco – 0.6%
Scandinavian Tobacco Group A/S (144A)	107,275	1,255,434
Trading Companies & Distributors – 0.5%
Travis Perkins PLC	65,448	1,038,678
Wireless Telecommunication Services – 1.2%
Vodafone Group PLC	1,197,015	2,383,818
Total Common Stocks (cost $160,175,842)		180,257,779
Repurchase Agreements – 7.2%
Undivided interest of 26.5% in a joint repurchase agreement (principal amount $53,200,000 with a maturity value of $53,202,956) with ING Financial Markets LLC, 2.0000%, dated 9/30/19, maturing 10/1/19 to be repurchased at $14,100,783 collateralized by $54,062,900 in U.S. Treasuries 0% - 2.8750%, 11/19/19 - 8/15/26 with a value of $54,267,039 (cost $14,100,000)	$14,100,000	14,100,000
Total Investments (total cost $174,275,842) – 99.5%		194,357,779
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		885,336
Net Assets – 100%		$195,243,115

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$97,042,564	49.9%
United Kingdom	21,077,075	10.8
Japan	20,403,522	10.5
Switzerland	12,446,416	6.4
France	9,128,032	4.7
South Korea	5,195,081	2.7
Germany	5,034,675	2.6
Hong Kong	3,798,727	2.0
Singapore	3,500,680	1.8
Norway	3,432,040	1.8
Netherlands	2,542,754	1.3
India	2,341,587	1.2
Ireland	1,953,541	1.0
Canada	1,878,283	1.0
Austria	1,530,651	0.8
Denmark	1,255,434	0.6
Mexico	923,877	0.5
Finland	872,840	0.4

Total	$194,357,779	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$688,555

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (54,661)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 8,820,461

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $1,255,434, which represents 0.6% of net assets.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$180,257,779	$-	$-
Repurchase Agreements	-	14,100,000	-
Total Assets	$180,257,779	$14,100,000	$-

Janus Investment Fund	13

Janus Henderson Global Value Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Investments, at value(1)	$180,257,779
Repurchase agreements, at value(2)	14,100,000
Cash	18,867
Closed foreign currency contracts	8,002
Non-interested Trustees' deferred compensation	5,042
Receivables:
Investments sold	488,401
Foreign tax reclaims	459,343
Dividends	346,390
Fund shares sold	40,562
Interest	783
Other assets	466
Total Assets	195,725,635
Liabilities:
Payables:	—
Fund shares repurchased	204,886
Advisory fees	74,116
Transfer agent fees and expenses	47,221
Professional fees	42,352
Investments purchased	30,521
Postage fees	18,860
Non-affiliated fund administration fees payable	18,191
Registration fees	9,052
Custodian fees	5,781
Non-interested Trustees' deferred compensation fees	5,042
12b-1 Distribution and shareholder servicing fees	4,326
Printing fees	4,011
Non-interested Trustees' fees and expenses	1,397
Affiliated fund administration fees payable	402
Accrued expenses and other payables	16,362
Total Liabilities	482,520
Net Assets	$195,243,115

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$163,506,070
Total distributable earnings (loss)	31,737,045
Total Net Assets	$195,243,115
Net Assets - Class A Shares	$4,685,129
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	329,068
Net Asset Value Per Share(3)	$14.24
Maximum Offering Price Per Share(4)	$15.11
Net Assets - Class C Shares	$3,962,492
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	285,519
Net Asset Value Per Share(3)	$13.88
Net Assets - Class D Shares	$79,366,004
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,526,238
Net Asset Value Per Share	$14.36
Net Assets - Class I Shares	$68,368,409
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,849,652
Net Asset Value Per Share	$14.10
Net Assets - Class N Shares	$2,755,304
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	196,655
Net Asset Value Per Share	$14.01
Net Assets - Class S Shares	$134,432
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,596
Net Asset Value Per Share	$14.01
Net Assets - Class T Shares	$35,971,345
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,509,203
Net Asset Value Per Share	$14.34

(1) Includes cost of $160,175,842.

(2) Includes cost of repurchase agreements of $14,100,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Value Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$6,159,706
Interest	365,497
Foreign tax withheld	(347,240)
Total Investment Income	6,177,963
Expenses:
Advisory fees	945,236
12b-1 Distribution and shareholder servicing fees:
Class A Shares	10,774
Class C Shares	46,089
Class S Shares	270
Transfer agent administrative fees and expenses:
Class D Shares	97,532
Class S Shares	320
Class T Shares	89,745
Transfer agent networking and omnibus fees:
Class A Shares	2,263
Class C Shares	4,209
Class I Shares	282,386
Other transfer agent fees and expenses:
Class A Shares	508
Class C Shares	541
Class D Shares	27,178
Class I Shares	5,010
Class N Shares	122
Class S Shares	20
Class T Shares	1,257
Registration fees	111,686
Shareholder reports expense	63,066
Professional fees	60,070
Custodian fees	18,103
Non-interested Trustees’ fees and expenses	5,838
Affiliated fund administration fees	4,732
Other expenses	88,180
Total Expenses	1,865,135
Less: Excess Expense Reimbursement and Waivers	(177,382)
Net Expenses	1,687,753
Net Investment Income/(Loss)	4,490,210
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	10,014,365
Forward foreign currency exchange contracts	688,555
Total Net Realized Gain/(Loss) on Investments	10,702,920
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(11,197,196)
Forward foreign currency exchange contracts	(54,661)
Total Change in Unrealized Net Appreciation/Depreciation	(11,251,857)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,941,273

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$4,490,210	$4,709,277
Net realized gain/(loss) on investments	10,702,920	16,419,566
Change in unrealized net appreciation/depreciation	(11,251,857)	(8,415,884)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,941,273	12,712,959
Dividends and Distributions to Shareholders
Class A Shares	(285,685)	(86,365)
Class C Shares	(354,262)	(119,736)
Class D Shares	(6,602,697)	(2,407,980)
Class I Shares	(6,150,637)	(2,869,748)
Class N Shares	(211,920)	(77,872)
Class S Shares	(8,896)	(1,273)
Class T Shares	(2,858,948)	(1,243,107)
Net Decrease from Dividends and Distributions to Shareholders	(16,473,045)	(6,806,081)
Capital Share Transactions:
Class A Shares	1,500,920	(1,106,867)
Class C Shares	(1,099,743)	(1,700,225)
Class D Shares	(1,693,410)	(4,479,170)
Class I Shares	(6,807,935)	(43,282,563)
Class N Shares	115,485	43,116
Class S Shares	12,134	76,854
Class T Shares	(1,285,276)	(9,305,541)
Net Increase/(Decrease) from Capital Share Transactions	(9,257,825)	(59,754,396)
Net Increase/(Decrease) in Net Assets	(21,789,597)	(53,847,518)
Net Assets:
Beginning of period	217,032,712	270,880,230
End of period	$195,243,115	$217,032,712

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.22	$14.82	$13.26	$13.14	$14.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.26	0.21	0.24	0.24
Net realized and unrealized gain/(loss)	(0.10)	0.48	1.60	0.52	(0.91)
Total from Investment Operations	0.20	0.74	1.81	0.76	(0.67)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.27)	(0.25)	(0.26)	(0.26)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.18)	(0.34)	(0.25)	(0.64)	(0.83)
Net Asset Value, End of Period	$14.24	$15.22	$14.82	$13.26	$13.14
Total Return*	2.13%	5.01%	13.91%	5.97%	(4.88)%
Net Assets, End of Period (in thousands)	$4,685	$3,261	$4,258	$16,995	$22,053
Average Net Assets for the Period (in thousands)	$4,309	$3,699	$10,024	$19,829	$25,042
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.98%	0.94%	0.96%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.98%	0.94%	0.96%	0.96%
Ratio of Net Investment Income/(Loss)	2.12%	1.76%	1.56%	1.82%	1.67%
Portfolio Turnover Rate	22%	21%	29%	20%	25%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.82	$14.47	$12.94	$12.82	$14.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.15	0.13	0.14	0.13
Net realized and unrealized gain/(loss)	(0.08)	0.46	1.54	0.51	(0.88)
Total from Investment Operations	0.10	0.61	1.67	0.65	(0.75)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.19)	(0.14)	(0.15)	(0.19)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.04)	(0.26)	(0.14)	(0.53)	(0.76)
Net Asset Value, End of Period	$13.88	$14.82	$14.47	$12.94	$12.82
Total Return*	1.38%	4.22%	13.06%	5.21%	(5.52)%
Net Assets, End of Period (in thousands)	$3,962	$5,355	$6,907	$9,696	$12,226
Average Net Assets for the Period (in thousands)	$4,772	$6,255	$8,103	$11,051	$12,989
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.73%	1.70%	1.69%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.73%	1.70%	1.69%	1.68%
Ratio of Net Investment Income/(Loss)	1.31%	1.02%	0.94%	1.07%	0.96%
Portfolio Turnover Rate	22%	21%	29%	20%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.34	$14.97	$13.40	$13.27	$14.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.29	0.26	0.26	0.25
Net realized and unrealized gain/(loss)	(0.10)	0.49	1.59	0.53	(0.90)
Total from Investment Operations	0.22	0.78	1.85	0.79	(0.65)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.34)	(0.28)	(0.28)	(0.28)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.20)	(0.41)	(0.28)	(0.66)	(0.85)
Net Asset Value, End of Period	$14.36	$15.34	$14.97	$13.40	$13.27
Total Return*	2.28%	5.26%	14.07%	6.13%	(4.70)%
Net Assets, End of Period (in thousands)	$79,366	$85,907	$88,374	$84,954	$88,437
Average Net Assets for the Period (in thousands)	$81,432	$88,359	$85,659	$87,657	$98,108
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.80%	0.80%	0.82%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.80%	0.80%	0.82%	0.85%
Ratio of Net Investment Income/(Loss)	2.26%	1.92%	1.85%	1.96%	1.77%
Portfolio Turnover Rate	22%	21%	29%	20%	25%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.08	$14.72	$13.19	$13.07	$14.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.30	0.28	0.27	0.26
Net realized and unrealized gain/(loss)	(0.10)	0.48	1.55	0.52	(0.88)
Total from Investment Operations	0.22	0.78	1.83	0.79	(0.62)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.35)	(0.30)	(0.29)	(0.31)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.20)	(0.42)	(0.30)	(0.67)	(0.88)
Net Asset Value, End of Period	$14.10	$15.08	$14.72	$13.19	$13.07
Total Return*	2.33%	5.30%	14.14%	6.26%	(4.60)%
Net Assets, End of Period (in thousands)	$68,368	$80,054	$120,781	$34,957	$52,685
Average Net Assets for the Period (in thousands)	$72,406	$99,630	$81,508	$42,695	$65,410
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	0.96%	0.84%	0.69%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.77%	0.78%	0.69%	0.74%
Ratio of Net Investment Income/(Loss)	2.28%	1.99%	2.05%	2.10%	1.87%
Portfolio Turnover Rate	22%	21%	29%	20%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.01	$14.67	$13.14	$13.03	$14.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.31	0.28	0.28	0.28
Net realized and unrealized gain/(loss)	(0.10)	0.47	1.56	0.52	(0.89)
Total from Investment Operations	0.22	0.78	1.84	0.80	(0.61)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.37)	(0.31)	(0.31)	(0.31)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.22)	(0.44)	(0.31)	(0.69)	(0.88)
Net Asset Value, End of Period	$14.01	$15.01	$14.67	$13.14	$13.03
Total Return*	2.38%	5.36%	14.28%	6.36%	(4.52)%
Net Assets, End of Period (in thousands)	$2,755	$2,796	$2,695	$2,687	$2,755
Average Net Assets for the Period (in thousands)	$2,626	$2,780	$2,738	$2,792	$3,297
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.67%	0.61%	0.62%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.67%	0.61%	0.62%	0.63%
Ratio of Net Investment Income/(Loss)	2.34%	2.07%	2.05%	2.17%	1.98%
Portfolio Turnover Rate	22%	21%	29%	20%	25%

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.25	$15.11	$13.45	$13.31	$14.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.06)	0.22	0.22	0.20
Net realized and unrealized gain/(loss)	(0.10)	0.57	1.61	0.53	(0.89)
Total from Investment Operations	(0.15)	0.51	1.83	0.75	(0.69)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.30)	(0.17)	(0.23)	(0.24)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.09)	(0.37)	(0.17)	(0.61)	(0.81)
Net Asset Value, End of Period	$14.01	$15.25	$15.11	$13.45	$13.31
Total Return*	(0.32)%	3.37%	13.76%	5.79%	(4.99)%
Net Assets, End of Period (in thousands)	$134	$131	$52	$75	$167
Average Net Assets for the Period (in thousands)	$128	$83	$46	$130	$236
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.44%	2.94%	1.13%	1.13%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.42%	2.90%	1.11%	1.11%	1.12%
Ratio of Net Investment Income/(Loss)	(0.34)%	(0.37)%	1.53%	1.60%	1.40%
Portfolio Turnover Rate	22%	21%	29%	20%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.31	$14.94	$13.37	$13.24	$14.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.28	0.25	0.25	0.25
Net realized and unrealized gain/(loss)	(0.10)	0.49	1.59	0.53	(0.90)
Total from Investment Operations	0.21	0.77	1.84	0.78	(0.65)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.33)	(0.27)	(0.27)	(0.28)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.18)	(0.40)	(0.27)	(0.65)	(0.85)
Net Asset Value, End of Period	$14.34	$15.31	$14.94	$13.37	$13.24
Total Return*	2.23%	5.19%	14.02%	6.12%	(4.75)%
Net Assets, End of Period (in thousands)	$35,971	$39,528	$47,811	$61,093	$62,826
Average Net Assets for the Period (in thousands)	$35,898	$44,703	$51,939	$62,896	$72,216
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.87%	0.86%	0.87%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.85%	0.87%	0.88%
Ratio of Net Investment Income/(Loss)	2.19%	1.88%	1.78%	1.91%	1.75%
Portfolio Turnover Rate	22%	21%	29%	20%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

22	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	23

Janus Henderson Global Value Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

24	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

Janus Investment Fund	25

Janus Henderson Global Value Fund

Notes to Financial Statements

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

26	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or

Janus Investment Fund	27

Janus Henderson Global Value Fund

Notes to Financial Statements

more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$14,100,000	$—	$(14,100,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

28	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Janus Investment Fund	29

Janus Henderson Global Value Fund

Notes to Financial Statements

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are

30	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $376.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $172.

Janus Investment Fund	31

Janus Henderson Global Value Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 4,401,698	$ 7,664,292	$ -	$ -	$ -	$ (14,236)	$ 19,685,291

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 174,672,488	$35,491,225	$(15,805,934)	$ 19,685,291

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,689,604	$ 10,783,441	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,637,994	$ 1,168,087	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 862,283	$ 1,377,975	$ (2,240,258)

Capital has been adjusted by $862,282, including $515,271 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

32	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	179,202	$ 2,421,006	25,383	$ 377,664
Reinvested dividends and distributions	21,623	277,642	5,476	82,684
Shares repurchased	(85,967)	(1,197,728)	(103,993)	(1,567,215)
Net Increase/(Decrease)	114,858	$ 1,500,920	(73,134)	$ (1,106,867)
Class C Shares:
Shares sold	49,413	$ 636,807	14,537	$ 214,505
Reinvested dividends and distributions	19,798	249,262	5,694	84,160
Shares repurchased	(144,984)	(1,985,812)	(136,375)	(1,998,890)
Net Increase/(Decrease)	(75,773)	$ (1,099,743)	(116,144)	$ (1,700,225)
Class D Shares:
Shares sold	180,276	$ 2,557,252	339,559	$ 5,198,743
Reinvested dividends and distributions	503,391	6,508,841	156,105	2,371,241
Shares repurchased	(758,020)	(10,759,503)	(797,628)	(12,049,154)
Net Increase/(Decrease)	(74,353)	$ (1,693,410)	(301,964)	$ (4,479,170)
Class I Shares:
Shares sold	1,140,584	$15,831,166	2,383,297	$ 35,424,114
Reinvested dividends and distributions	484,069	6,142,832	188,588	2,815,622
Shares repurchased	(2,084,218)	(28,781,933)	(5,465,224)	(81,522,299)
Net Increase/(Decrease)	(459,565)	$ (6,807,935)	(2,893,339)	$(43,282,563)
Class N Shares:
Shares sold	21,411	$ 296,613	40,415	$ 603,632
Reinvested dividends and distributions	16,806	211,920	5,244	77,872
Shares repurchased	(27,816)	(393,048)	(43,121)	(638,388)
Net Increase/(Decrease)	10,401	$ 115,485	2,538	$ 43,116
Class S Shares:
Shares sold	1,645	$ 22,564	5,151	$ 77,152
Reinvested dividends and distributions	691	8,896	83	1,273
Shares repurchased	(1,344)	(19,326)	(102)	(1,571)
Net Increase/(Decrease)	992	$ 12,134	5,132	$ 76,854
Class T Shares:
Shares sold	317,219	$ 4,513,481	264,761	$ 4,010,857
Reinvested dividends and distributions	217,155	2,805,642	80,572	1,221,469
Shares repurchased	(607,645)	(8,604,399)	(963,160)	(14,537,867)
Net Increase/(Decrease)	(73,271)	$ (1,285,276)	(617,827)	$ (9,305,541)

Janus Investment Fund	33

Janus Henderson Global Value Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$40,688,737	$ 52,594,011	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	35

Janus Henderson Global Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

36	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	37

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Janus Henderson Global Value Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Janus Henderson Global Value Fund

Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Janus Henderson Global Value Fund

Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Janus Henderson Global Value Fund

Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

Janus Investment Fund	47

Janus Henderson Global Value Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

Janus Investment Fund	49

Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	51

Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$11,298,712
Dividends Received Deduction Percentage	36%
Qualified Dividend Income Percentage	80%

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

Janus Investment Fund	59

Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Global Value Fund

Notes

NotesPage1

64	SEPTEMBER 30, 2019

Janus Henderson Global Value Fund

Notes

NotesPage2

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93057 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Growth and Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Growth and Income Fund

Janus Henderson Growth and Income Fund (unaudited)

FUND SNAPSHOT

We believe that a focused portfolio of high-quality large-cap stocks – companies with a history of dividend growth, financial stability, high free cash flow and intelligent capital allocation to fund growth and pay dividends – tends to participate in market gains while being potentially resilient on the downside.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended September 30, 2019, Janus Henderson Growth and Income Fund’s Class I Shares returned 6.80%, compared to an 4.25% return for the Fund’s benchmark, the S&P 500® Index.

MARKET ENVIRONMENT

The period began with a sense of nervousness as investors navigated myriad economic and political concerns. Fears of slowing global economic growth, U.S.-China trade relations, a potential policy misstep by the Federal Reserve (Fed) and the risk of a disorderly “Brexit” all played a role in heightened market volatility. Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The recovery was driven in large part by the Fed, which pivoted its monetary policy, pausing rate hikes and indicating it would be more accommodative to sustain economic growth. Despite a resilient U.S. economy and continued consumer strength, the Fed responded to weaker manufacturing data and risks of slowing global growth with two interest rate cuts later in the period. Treasury yields fell significantly over the period, and equity sectors tied to rates, such as utilities and real estate, performed best. Stocks tied to global trade and the strong U.S. dollar, such as energy, generally struggled. Many health care stocks also performed poorly as the 2020 U.S. presidential election and rhetoric around Medicare for All policies generated uncertainty.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the S&P 500 Index. Stock selection drove the strong relative performance, especially in the health care, financials and information technology sectors. An underweight to the poor-performing energy sector also aided results.

Microsoft led absolute contributors. The company’s Azure cloud platform and subscription-based Office 365 Suite continue to grow, and the demand outlook for these products remains robust. Microsoft’s consistent revenue growth is commendable for a company its size and we admire the consistency with which it returns capital to shareholders.

McDonald’s was another leading contributor. We like that this is a more defensive stock within the pro-cyclical consumer discretionary sector. In our view, the company’s stable cash flows make it an appealing holding, particularly in times of market weakness. McDonald’s has also done an admirable job of growing sales overseas and is relatively less affected by geopolitical concerns than other multinational companies.

CME Group was another notable contributor. The operator of financial exchanges benefited from higher trading volumes. We have a high opinion of the company’s stable business model, and we believe CME should continue to benefit from both broadening its client base outside the U.S. and offering widely traded products.

Other positions detracted for the period. At the sector level, our lack of exposure to the strong-performing utilities sector, which tends to not meet our earnings growth requirements, held back relative performance. Stock selection in the consumer staples sector also weighed on results.

Altria Group was the largest individual detractor. The stock fell as vaporizing-related illnesses made headlines throughout the period, and certain states introduced legislation to prohibit sales of flavored e-cigarettes. While its investment in vaporizer company Juul has been disappointing, we believe the cost of that investment is already reflected in Altria’s financials, and management recently reiterated forward-looking earnings growth guidance. Also, the decline in cigarette volumes has stabilized and Altria has been able to raise prices on its tobacco products. We believe the company can achieve modest growth in the dividend.

Cruise ship operator Carnival Corporation also weighed on returns. The stock declined on expectations for softer

Janus Investment Fund	1

Janus Henderson Growth and Income Fund (unaudited)

pricing, as more capacity is projected to enter the industry. However, we expect bookings to remain robust moving forward amid continued strength in consumer spending.

Six Flags also detracted. The market was concerned over slower attendance growth and per capita spending at its U.S. parks during the summer season. Six Flags has faced additional challenges in terms of its overseas expansion initiatives, which were a major piece of our investment thesis. Visitation results in the Middle East and challenges with the opening of its park in China were disappointing, and the financial stability of some of the company’s overseas partners has come into question. As a result, we placed the position under review and trimmed the position size accordingly.

OUTLOOK

With the Fed now clearly in an easing cycle, its handling of interest rate policy in the slowing global economic growth environment will be of key importance to equity market participants. The potential for policy error remains extremely relevant, and markets are concerned the Fed may not be aggressive enough in easing – especially as the domestic industrial economy continues to exhibit weakness. Political uncertainty in Washington and the upcoming 2020 presidential election, including the wide differences in proposed policies, will likely contribute to market volatility. We will also be monitoring the macroeconomic environment outside the U.S., particularly in Europe where yields on many countries’ sovereign debt remain in negative territory.

Despite these concerns, there remains a strong backdrop for U.S. equities. The low interest rate environment is very supportive for growing companies that are investing for expansion, which we would expect to take market share in a slow-growth economy. The strength of the consumer is another bright spot; consumer spending has not shown any signs of abating, and unemployment remains at low levels. Further, equity valuations appear reasonable, and the asset class’ yield is attractive compared to fixed income. Regardless of the direction of the markets, we will continue our bottom-up focus on companies we believe have sound fundamentals and strong growth prospects. We particularly like those that are actively making investments that should drive shareholder value over time, and we believe many of these companies are potentially less likely to be as affected by macroeconomic issues. This includes companies that are disruptors in their sectors and/or benefiting from attractive secular tailwinds.

Thank you for your investment in Janus Henderson Growth and Income Fund.

2	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.12%	Altria Group Inc	-0.72%
	McDonald's Corp	0.89%	Carnival Corp	-0.53%
	CME Group Inc	0.79%	Six Flags Entertainment Corp	-0.33%
	Texas Instruments Inc	0.67%	Corning Inc	-0.29%
	Merck & Co Inc	0.64%	3M Co	-0.28%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	1.14%	14.12%	14.55%
	Financials	0.98%	14.23%	13.22%
	Information Technology	0.84%	23.34%	21.00%
	Energy	0.80%	2.92%	5.24%
	Consumer Discretionary	0.64%	14.22%	10.09%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-1.05%	8.45%	7.32%
	Utilities	-0.66%	0.00%	3.27%
	Materials	-0.18%	1.90%	2.66%
	Real Estate	-0.18%	1.53%	3.02%
	Other**	-0.05%	0.20%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.5%
Apple Inc
Technology Hardware, Storage & Peripherals	3.4%
McDonald's Corp
Hotels, Restaurants & Leisure	3.4%
CME Group Inc
Capital Markets	3.3%
JPMorgan Chase & Co
Banks	3.3%
18.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investment Companies	0.1%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	6.53%	11.38%	12.20%	10.72%	0.95%
Class A Shares at MOP	0.41%	10.07%	11.54%	10.49%
Class C Shares at NAV	5.75%	10.56%	11.35%	9.96%	1.70%
Class C Shares at CDSC	4.76%	10.56%	11.35%	9.96%
Class D Shares(1)	6.71%	11.56%	12.38%	10.83%	0.77%
Class I Shares	6.80%	11.64%	12.47%	10.79%	0.69%
Class N Shares	6.85%	11.46%	12.28%	10.79%	0.65%
Class R Shares	6.03%	10.87%	11.70%	10.29%	1.41%
Class S Shares	6.34%	11.18%	12.00%	10.55%	1.13%
Class T Shares	6.62%	11.46%	12.28%	10.79%	0.87%
S&P 500 Index	4.25%	10.84%	13.24%	9.87%
Morningstar Quartile - Class T Shares	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Large Blend Funds	224/1,442	57/1,240	431/1,069	25/347

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Growth and Income Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 15, 1991

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,070.70	$4.88	$1,000.00	$1,020.36	$4.76	0.94%
Class C Shares	$1,000.00	$1,066.80	$8.70	$1,000.00	$1,016.65	$8.49	1.68%
Class D Shares	$1,000.00	$1,071.60	$3.95	$1,000.00	$1,021.26	$3.85	0.76%
Class I Shares	$1,000.00	$1,071.80	$3.74	$1,000.00	$1,021.46	$3.65	0.72%
Class N Shares	$1,000.00	$1,072.30	$3.32	$1,000.00	$1,021.86	$3.24	0.64%
Class R Shares	$1,000.00	$1,067.90	$7.36	$1,000.00	$1,017.95	$7.18	1.42%
Class S Shares	$1,000.00	$1,069.60	$5.81	$1,000.00	$1,019.45	$5.67	1.12%
Class T Shares	$1,000.00	$1,071.00	$4.46	$1,000.00	$1,020.76	$4.36	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 99.9%
Aerospace & Defense – 4.6%
Boeing Co	526,787	$200,426,650
Lockheed Martin Corp	232,206	90,574,272
		291,000,922
Air Freight & Logistics – 1.9%
United Parcel Service Inc	995,013	119,222,458
Airlines – 0.8%
Delta Air Lines Inc	886,678	51,072,653
Automobiles – 0.6%
General Motors Co	1,056,765	39,607,552
Banks – 5.9%
JPMorgan Chase & Co	1,764,812	207,700,724
US Bancorp	2,905,872	160,810,957
		368,511,681
Beverages – 1.2%
Coca-Cola Co	1,427,247	77,699,327
Biotechnology – 1.3%
Gilead Sciences Inc	1,292,827	81,939,375
Capital Markets – 6.1%
CME Group Inc	991,042	209,446,816
Morgan Stanley	1,788,502	76,315,380
S&P Global Inc	161,000	39,441,780
TD Ameritrade Holding Corp	1,276,579	59,616,239
		384,820,215
Chemicals – 1.7%
LyondellBasell Industries NV	1,170,367	104,712,736
Commercial Services & Supplies – 1.2%
Waste Management Inc	644,944	74,168,560
Consumer Finance – 1.2%
American Express Co	630,309	74,552,949
Electrical Equipment – 0.7%
Rockwell Automation Inc	284,690	46,916,912
Electronic Equipment, Instruments & Components – 3.7%
Corning Inc	3,289,573	93,818,622
TE Connectivity Ltd	1,495,784	139,377,153
		233,195,775
Entertainment – 1.6%
Walt Disney Co	781,479	101,842,343
Equity Real Estate Investment Trusts (REITs) – 1.7%
Crown Castle International Corp	417,383	58,020,411
MGM Growth Properties LLC	406,078	12,202,644
Outfront Media Inc	1,259,455	34,987,660
		105,210,715
Food & Staples Retailing – 2.5%
Kroger Co	1,096,767	28,274,653
Sysco Corp	1,624,644	128,996,734
		157,271,387
Food Products – 1.7%
Hershey Co	438,397	67,947,151
McCormick & Co Inc/MD	249,000	38,918,700
		106,865,851
Health Care Equipment & Supplies – 3.4%
Abbott Laboratories	1,011,127	84,600,996
Medtronic PLC	1,194,917	129,791,885
		214,392,881
Health Care Providers & Services – 2.2%
Quest Diagnostics Inc	359,710	38,499,761
UnitedHealth Group Inc	468,873	101,895,480
		140,395,241

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 6.3%
Carnival Corp	1,924,392	$84,115,174
Las Vegas Sands Corp	744,062	42,977,021
Marriott International Inc/MD	261,000	32,460,570
McDonald's Corp	994,280	213,481,859
Six Flags Entertainment Corp	492,009	24,989,137
		398,023,761
Household Durables – 1.2%
Garmin Ltd	879,272	74,465,546
Household Products – 1.2%
Clorox Co	501,181	76,114,359
Industrial Conglomerates – 0.7%
Honeywell International Inc	245,000	41,454,000
Information Technology Services – 5.7%
Accenture PLC	1,002,478	192,826,643
Automatic Data Processing Inc	448,010	72,317,774
International Business Machines Corp	644,278	93,690,907
		358,835,324
Insurance – 1.6%
Travelers Cos Inc	665,004	98,879,445
Leisure Products – 1.4%
Hasbro Inc	760,018	90,206,537
Machinery – 2.3%
Caterpillar Inc	286,399	36,175,058
Deere & Co	627,242	105,803,181
		141,978,239
Media – 2.9%
Comcast Corp	2,223,179	100,220,909
Omnicom Group Inc	1,036,576	81,163,901
		181,384,810
Multiline Retail – 0.6%
Target Corp	325,000	34,745,750
Oil, Gas & Consumable Fuels – 2.5%
Chevron Corp	1,108,934	131,519,572
Occidental Petroleum Corp	636,277	28,295,238
		159,814,810
Pharmaceuticals – 7.0%
Bristol-Myers Squibb Co	1,449,558	73,507,086
Eli Lilly & Co	929,641	103,961,753
Merck & Co Inc	2,398,895	201,938,981
Pfizer Inc	1,799,028	64,639,076
		444,046,896
Road & Rail – 2.0%
CSX Corp	890,822	61,707,240
Union Pacific Corp	411,182	66,603,260
		128,310,500
Semiconductor & Semiconductor Equipment – 6.0%
Intel Corp	2,092,898	107,847,034
KLA Corp	415,654	66,276,030
Texas Instruments Inc	1,566,643	202,472,941
		376,596,005
Software – 5.5%
Microsoft Corp	2,513,577	349,462,610
Specialty Retail – 2.9%
Best Buy Co Inc	813,520	56,124,745
Home Depot Inc	546,694	126,843,942
		182,968,687
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	966,433	216,451,999

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.0%
VF Corp	690,667	$61,462,456
Tobacco – 1.7%
Altria Group Inc	2,641,298	108,029,088
Total Common Stocks (cost $3,916,313,013)		6,296,630,355
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $7,910,000)	7,910,000	7,910,000
Total Investments (total cost $3,924,223,013) – 100.0%		6,304,540,355
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(2,155,251)
Net Assets – 100%		$6,302,385,104

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	$192,560	$1,713	$-	$7,910,000

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	6,735,000	425,464,036	(424,289,036)	7,910,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of September 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$6,296,630,355	$-	$-
Investment Companies	-	7,910,000	-
Total Assets	$6,296,630,355	$7,910,000	$-

Janus Investment Fund	11

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$6,296,630,355
Affiliated investments, at value(2)	7,910,000
Cash	176,394
Non-interested Trustees' deferred compensation	162,708
Receivables:
Dividends	8,447,180
Fund shares sold	4,287,746
Foreign tax reclaims	100,237
Dividends from affiliates	8,509
Other assets	14,374
Total Assets	6,317,737,503
Liabilities:
Payables:	—
Investments purchased	5,201,219
Fund shares repurchased	4,358,209
Advisory fees	3,104,175
Dividends	928,846
Transfer agent fees and expenses	896,723
Non-interested Trustees' deferred compensation fees	162,708
12b-1 Distribution and shareholder servicing fees	74,426
Professional fees	67,565
Non-interested Trustees' fees and expenses	40,827
Affiliated fund administration fees payable	12,934
Custodian fees	6,386
Accrued expenses and other payables	498,381
Total Liabilities	15,352,399
Net Assets	$6,302,385,104

See Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,787,196,433
Total distributable earnings (loss)	2,515,188,671
Total Net Assets	$6,302,385,104
Net Assets - Class A Shares	$88,444,711
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,512,132
Net Asset Value Per Share(3)	$58.49
Maximum Offering Price Per Share(4)	$62.06
Net Assets - Class C Shares	$59,591,251
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,033,176
Net Asset Value Per Share(3)	$57.68
Net Assets - Class D Shares	$3,546,938,721
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,544,319
Net Asset Value Per Share	$58.58
Net Assets - Class I Shares	$537,792,031
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,175,935
Net Asset Value Per Share	$58.61
Net Assets - Class N Shares	$40,398,519
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	690,300
Net Asset Value Per Share	$58.52
Net Assets - Class R Shares	$7,760,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	133,569
Net Asset Value Per Share	$58.10
Net Assets - Class S Shares	$24,559,177
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	420,031
Net Asset Value Per Share	$58.47
Net Assets - Class T Shares	$1,996,900,228
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,115,512
Net Asset Value Per Share	$58.53

(1) Includes cost of $3,916,313,013.

(2) Includes cost of $7,910,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Growth and Income Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$156,781,698
Dividends from affiliates	192,560
Other income	22
Foreign tax withheld	(233,288)
Total Investment Income	156,740,992
Expenses:
Advisory fees	34,566,779
12b-1 Distribution and shareholder servicing fees:
Class A Shares	161,313
Class C Shares	415,209
Class R Shares	31,603
Class S Shares	55,315
Transfer agent administrative fees and expenses:
Class D Shares	4,067,276
Class R Shares	15,801
Class S Shares	55,508
Class T Shares	4,631,646
Transfer agent networking and omnibus fees:
Class A Shares	41,115
Class C Shares	30,228
Class I Shares	299,918
Other transfer agent fees and expenses:
Class A Shares	5,027
Class C Shares	3,190
Class D Shares	452,389
Class I Shares	13,472
Class N Shares	373
Class R Shares	183
Class S Shares	389
Class T Shares	18,756
Shareholder reports expense	544,083
Registration fees	216,246
Non-interested Trustees’ fees and expenses	170,487
Affiliated fund administration fees	135,993
Professional fees	114,956
Custodian fees	35,730
Other expenses	365,781
Total Expenses	46,448,766
Less: Excess Expense Reimbursement and Waivers	(207,310)
Net Expenses	46,241,456
Net Investment Income/(Loss)	110,499,536

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$138,639,893
Investments in affiliates	1,713
Total Net Realized Gain/(Loss) on Investments	138,641,606
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	156,791,306
Total Change in Unrealized Net Appreciation/Depreciation	156,791,306
Net Increase/(Decrease) in Net Assets Resulting from Operations	$405,932,448

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Growth and Income Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$110,499,536	$93,543,910
Net realized gain/(loss) on investments	138,641,606	294,385,554
Change in unrealized net appreciation/depreciation	156,791,306	507,607,901
Net Increase/(Decrease) in Net Assets Resulting from Operations	405,932,448	895,537,365
Dividends and Distributions to Shareholders
Class A Shares	(3,356,370)	(811,589)
Class C Shares	(1,702,797)	(596,795)
Class D Shares	(239,663,513)	(116,545,681)
Class I Shares	(17,981,614)	(4,292,361)
Class N Shares	(896,890)	(267,970)
Class R Shares	(380,312)	(110,679)
Class S Shares	(1,475,024)	(771,580)
Class T Shares	(127,376,941)	(58,852,028)
Net Decrease from Dividends and Distributions to Shareholders	(392,833,461)	(182,248,683)
Capital Share Transactions:
Class A Shares	51,604,922	8,554,101
Class C Shares	30,768,442	2,599,826
Class D Shares	56,088,097	(56,902,452)
Class I Shares	338,568,161	59,454,048
Class N Shares	30,729,988	7,860,825
Class R Shares	2,412,622	1,386,093
Class S Shares	1,470,559	(3,160,006)
Class T Shares	155,585,754	14,434,383
Net Increase/(Decrease) from Capital Share Transactions	667,228,545	34,226,818
Net Increase/(Decrease) in Net Assets	680,327,532	747,515,500
Net Assets:
Beginning of period	5,622,057,572	4,874,542,072
End of period	$6,302,385,104	$5,622,057,572

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$59.20	$51.66	$46.21	$44.58	$47.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	1.00	0.91	0.88	0.90	1.04
Net realized and unrealized gain/(loss)	2.27	8.49	8.59	5.49	(2.30)
Total from Investment Operations	3.27	9.40	9.47	6.39	(1.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.01)	(0.91)	(1.04)	(0.99)	(0.88)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(3.98)	(1.86)	(4.02)	(4.76)	(1.19)
Net Asset Value, End of Period	$58.49	$59.20	$51.66	$46.21	$44.58
Total Return*	6.53%	18.48%	21.54%	14.93%	(2.79)%
Net Assets, End of Period (in thousands)	$88,445	$32,284	$20,406	$26,885	$21,955
Average Net Assets for the Period (in thousands)	$64,525	$25,843	$25,701	$25,675	$26,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.95%	0.94%	0.95%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%	0.94%	0.95%	0.93%
Ratio of Net Investment Income/(Loss)	1.79%	1.63%	1.82%	1.98%	2.16%
Portfolio Turnover Rate	13%	13%	16%	24%	30%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$58.46	$51.07	$45.75	$44.21	$46.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.56	0.49	0.55	0.55	0.68
Net realized and unrealized gain/(loss)	2.26	8.39	8.47	5.46	(2.28)
Total from Investment Operations	2.82	8.88	9.02	6.01	(1.60)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(0.54)	(0.72)	(0.70)	(0.55)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(3.60)	(1.49)	(3.70)	(4.47)	(0.86)
Net Asset Value, End of Period	$57.68	$58.46	$51.07	$45.75	$44.21
Total Return*	5.75%	17.59%	20.68%	14.10%	(3.52)%
Net Assets, End of Period (in thousands)	$59,591	$25,899	$20,277	$18,072	$16,993
Average Net Assets for the Period (in thousands)	$42,229	$22,813	$19,922	$17,878	$18,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.68%	1.66%	1.69%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.68%	1.66%	1.69%	1.67%
Ratio of Net Investment Income/(Loss)	1.02%	0.90%	1.14%	1.23%	1.42%
Portfolio Turnover Rate	13%	13%	16%	24%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$59.27	$51.71	$46.25	$44.60	$47.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	1.09	1.01	0.98	0.97	1.11
Net realized and unrealized gain/(loss)	2.28	8.51	8.58	5.50	(2.30)
Total from Investment Operations	3.37	9.52	9.56	6.47	(1.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.09)	(1.01)	(1.12)	(1.05)	(0.96)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(4.06)	(1.96)	(4.10)	(4.82)	(1.27)
Net Asset Value, End of Period	$58.58	$59.27	$51.71	$46.25	$44.60
Total Return*	6.71%	18.69%	21.74%	15.12%	(2.66)%
Net Assets, End of Period (in thousands)	$3,546,939	$3,508,493	$3,113,324	$2,671,251	$2,437,996
Average Net Assets for the Period (in thousands)	$3,396,252	$3,349,596	$2,911,335	$2,602,641	$2,683,571
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.77%	0.77%	0.79%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.77%	0.79%	0.79%
Ratio of Net Investment Income/(Loss)	1.95%	1.80%	2.04%	2.13%	2.32%
Portfolio Turnover Rate	13%	13%	16%	24%	30%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$59.29	$51.74	$46.27	$44.61	$47.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	1.13	1.05	1.02	1.00	1.15
Net realized and unrealized gain/(loss)	2.29	8.50	8.59	5.51	(2.32)
Total from Investment Operations	3.42	9.55	9.61	6.51	(1.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.13)	(1.05)	(1.16)	(1.08)	(0.99)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(4.10)	(2.00)	(4.14)	(4.85)	(1.30)
Net Asset Value, End of Period	$58.61	$59.29	$51.74	$46.27	$44.61
Total Return*	6.80%	18.75%	21.84%	15.21%	(2.60)%
Net Assets, End of Period (in thousands)	$537,792	$175,321	$99,108	$61,848	$52,184
Average Net Assets for the Period (in thousands)	$359,418	$129,552	$75,159	$56,282	$55,606
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.69%	0.71%	0.72%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.69%	0.71%	0.72%	0.71%
Ratio of Net Investment Income/(Loss)	2.02%	1.88%	2.11%	2.21%	2.40%
Portfolio Turnover Rate	13%	13%	16%	24%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$59.22	$51.67	$50.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	1.14	1.12	0.20
Net realized and unrealized gain/(loss)	2.30	8.45	1.47
Total from Investment Operations	3.44	9.57	1.67
Less Dividends and Distributions:
Dividends (from net investment income)	(1.17)	(1.07)	(0.24)
Distributions (from capital gains)	(2.97)	(0.95)	—
Total Dividends and Distributions	(4.14)	(2.02)	(0.24)
Net Asset Value, End of Period	$58.52	$59.22	$51.67
Total Return*	6.85%	18.83%	3.33%
Net Assets, End of Period (in thousands)	$40,399	$8,802	$52
Average Net Assets for the Period (in thousands)	$17,524	$7,427	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.63%
Ratio of Net Investment Income/(Loss)	2.04%	2.00%	2.54%
Portfolio Turnover Rate	13%	13%	16%

Class R Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$58.86	$51.40	$46.02	$44.43	$46.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.72	0.65	0.69	0.69	0.83
Net realized and unrealized gain/(loss)	2.27	8.44	8.52	5.48	(2.30)
Total from Investment Operations	2.99	9.09	9.21	6.17	(1.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.78)	(0.68)	(0.85)	(0.81)	(0.65)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(3.75)	(1.63)	(3.83)	(4.58)	(0.96)
Net Asset Value, End of Period	$58.10	$58.86	$51.40	$46.02	$44.43
Total Return*	6.03%	17.92%	21.01%	14.44%	(3.24)%
Net Assets, End of Period (in thousands)	$7,760	$5,244	$3,324	$2,665	$2,331
Average Net Assets for the Period (in thousands)	$6,321	$3,952	$3,201	$2,445	$3,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.41%	1.38%	1.39%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.41%	1.38%	1.39%	1.38%
Ratio of Net Investment Income/(Loss)	1.30%	1.18%	1.44%	1.53%	1.72%
Portfolio Turnover Rate	13%	13%	16%	24%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Growth and Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$59.17	$51.63	$46.19	$44.57	$47.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.89	0.80	0.82	0.81	0.95
Net realized and unrealized gain/(loss)	2.28	8.50	8.56	5.49	(2.30)
Total from Investment Operations	3.17	9.30	9.38	6.30	(1.35)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.90)	(0.81)	(0.96)	(0.91)	(0.78)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(3.87)	(1.76)	(3.94)	(4.68)	(1.09)
Net Asset Value, End of Period	$58.47	$59.17	$51.63	$46.19	$44.57
Total Return*	6.34%	18.27%	21.34%	14.71%	(2.97)%
Net Assets, End of Period (in thousands)	$24,559	$23,236	$23,254	$23,495	$23,789
Average Net Assets for the Period (in thousands)	$22,203	$24,627	$23,525	$24,083	$29,034
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.13%	1.12%	1.14%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.12%	1.13%	1.12%
Ratio of Net Investment Income/(Loss)	1.59%	1.43%	1.69%	1.79%	1.98%
Portfolio Turnover Rate	13%	13%	16%	24%	30%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$59.22	$51.68	$46.22	$44.58	$47.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	1.04	0.95	0.94	0.93	1.08
Net realized and unrealized gain/(loss)	2.28	8.49	8.58	5.50	(2.31)
Total from Investment Operations	3.32	9.44	9.52	6.43	(1.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.04)	(0.95)	(1.08)	(1.02)	(0.92)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(4.01)	(1.90)	(4.06)	(4.79)	(1.23)
Net Asset Value, End of Period	$58.53	$59.22	$51.68	$46.22	$44.58
Total Return*	6.62%	18.56%	21.65%	15.02%	(2.74)%
Net Assets, End of Period (in thousands)	$1,996,900	$1,842,777	$1,594,797	$1,391,564	$1,317,006
Average Net Assets for the Period (in thousands)	$1,852,659	$1,735,754	$1,489,926	$1,380,808	$1,492,142
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.88%	0.88%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.86%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	1.86%	1.71%	1.95%	2.05%	2.25%
Portfolio Turnover Rate	13%	13%	16%	24%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Growth and Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	21

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

22	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	23

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

24	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Notes to Financial Statements

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital  an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.67% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	25

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund,

26	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Notes to Financial Statements

and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $79,235.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

Janus Investment Fund	27

Janus Henderson Growth and Income Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $4,001.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 5,255,632	$ 130,756,472	$ -	$ -	$ -	$ (191,080)	$2,379,367,647

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,925,172,708	$2,437,447,453	$(58,079,806)	$ 2,379,367,647

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 125,427,874	$ 267,405,587	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 110,641,407	$ 71,607,276	$ -	$ -

28	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 4,630,241	$ 194,996	$ (4,825,237)

Capital has been adjusted by $4,630,242, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,303,074	$ 70,448,286	279,192	$ 15,663,813
Reinvested dividends and distributions	55,162	2,863,586	13,297	738,714
Shares repurchased	(391,481)	(21,706,950)	(142,090)	(7,848,426)
Net Increase/(Decrease)	966,755	$ 51,604,922	150,399	$ 8,554,101
Class C Shares:
Shares sold	861,007	$ 45,919,909	135,429	$ 7,611,856
Reinvested dividends and distributions	30,454	1,558,295	10,222	559,793
Shares repurchased	(301,287)	(16,709,762)	(99,711)	(5,571,823)
Net Increase/(Decrease)	590,174	$ 30,768,442	45,940	$ 2,599,826
Class D Shares:
Shares sold	1,781,803	$ 98,617,692	2,072,382	$115,685,616
Reinvested dividends and distributions	4,518,862	233,223,162	2,044,345	113,541,365
Shares repurchased	(4,954,895)	(275,752,757)	(5,123,024)	(286,129,433)
Net Increase/(Decrease)	1,345,770	$ 56,088,097	(1,006,297)	$ (56,902,452)
Class I Shares:
Shares sold	8,384,191	$461,598,953	1,752,503	$ 98,850,163
Reinvested dividends and distributions	286,347	15,108,169	65,713	3,661,211
Shares repurchased	(2,451,420)	(138,138,961)	(776,982)	(43,057,326)
Net Increase/(Decrease)	6,219,118	$338,568,161	1,041,234	$ 59,454,048
Class N Shares:
Shares sold	564,284	$ 32,087,573	160,699	$ 8,617,538
Reinvested dividends and distributions	16,287	856,573	4,825	267,970
Shares repurchased	(38,908)	(2,214,158)	(17,890)	(1,024,683)
Net Increase/(Decrease)	541,663	$ 30,729,988	147,634	$ 7,860,825
Class R Shares:
Shares sold	82,071	$ 4,559,089	28,753	$ 1,623,278
Reinvested dividends and distributions	6,585	336,844	1,692	93,495
Shares repurchased	(44,184)	(2,483,311)	(6,013)	(330,680)
Net Increase/(Decrease)	44,472	$ 2,412,622	24,432	$ 1,386,093
Class S Shares:
Shares sold	121,563	$ 6,858,663	89,172	$ 4,974,446
Reinvested dividends and distributions	28,538	1,466,871	13,860	767,467
Shares repurchased	(122,797)	(6,854,975)	(160,681)	(8,901,919)
Net Increase/(Decrease)	27,304	$ 1,470,559	(57,649)	$ (3,160,006)
Class T Shares:
Shares sold	5,652,035	$312,380,365	3,566,711	$199,742,885
Reinvested dividends and distributions	2,414,502	124,536,423	1,032,148	57,285,881
Shares repurchased	(5,068,204)	(281,331,034)	(4,342,744)	(242,594,383)
Net Increase/(Decrease)	2,998,333	$155,585,754	256,115	$ 14,434,383

Janus Investment Fund	29

Janus Henderson Growth and Income Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,142,145,472	$ 752,004,399	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Growth and Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Growth and Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

32	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	33

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

34	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

36	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

Janus Investment Fund	37

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	47

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$272,035,829
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	49

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

50	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	51

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

52	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	53

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

54	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

Janus Investment Fund	55

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

56	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	57

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Growth and Income Fund	7/14-Present	Portfolio Manager for other Janus Henderson accounts.
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Growth and Income Fund	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	SEPTEMBER 30, 2019

Janus Henderson Growth and Income Fund

Notes

NotesPage1

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93048 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson International Opportunities Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Opportunities Fund

Janus Henderson International Opportunities Fund (unaudited)

FUND SNAPSHOT

In today’s global markets, robust return opportunities may be outside the U.S. The Janus Henderson International Opportunities Fund is an international equity fund that seeks long-term growth of capital. The Fund employs a multi-sub-portfolio approach where each underlying sub-portfolio management team is able to focus on their highest-conviction ideas.

Marc Schartz co-portfolio manager	Andrew Gillan co-portfolio manager	Junichi Inoue co-portfolio manager	Gordon Mackay co-portfolio manager
Paul O’Connor co-portfolio manager	Dean Cheeseman co-portfolio manager	James Ross co-portfolio manager	Daniel J. Graña co-portfolio manager

PERFORMANCE

The Janus Henderson International Opportunities Fund underperformed its benchmark, the MSCI EAFE® Index, over the 12-month period ended September 30, 2019. The Fund’s I Share Class returned -2.85% versus the benchmark’s return of -1.34%.

INVESTMENT ENVIRONMENT

International equities on the whole fell over the period. Global strategies with exposure to the U.S. were the stand-out performers, while Japanese equities were the weakest.

PERFORMANCE DISCUSSION

Over the 12-month period, the Fund’s overall underperformance was driven by weaker relative performance from the Europe 1, Emerging Markets and Japan sub-portfolios. The Europe 2 sub-portfolio, our largest allocation, was essentially flat. Contributors to Fund performance were the Asia Pacific and Global Growth sub-portfolios, which produced positive returns.

The biggest detractor over the 12-month period was Renault S.A., a global automobile manufacturer based in France with significant operations in sales and financing. It also is part of a global alliance with two other major auto manufacturers. Share prices fell sharply over the course of the year, for reasons that included the continued fallout from the departure of Carlos Ghosn, head of the alliance and former CEO of Japanese auto manufacturer Nissan, on charges of financial misconduct, and from ensuing additional management changes. We exited this position over the course of the year as we believe this will be a multi-year turnaround effort, and we identified what we felt were better investment opportunities.

Daiichi Sankyo, a Japanese pharmaceutical company with a global footprint, was the best performer over the period. The company has a strong pipeline in oncology treatments, and shares rose robustly over the year as the market gained increased confidence upon the release of positive clinical trial data. A global venture with another multinational pharmaceutical company also validated the firm’s potential.

OUTLOOK

The outlook from here appears uncertain. Whereas the balance of evidence points toward a stabilization of growth in the months ahead, many risks threaten this scenario, not least geopolitical developments such as Brexit and deteriorating U.S.-China economic relations. Even if the global recovery does manage to overcome these challenges, valid questions persist about the strength of the cyclical upswing beyond that. Our base-case scenario is one of growth, inflation and interest rates remaining lower than historical norms for some time, but being compensated for in some way by the unusually elongated economic expansion. It is important to recognize that many idiosyncratic features of the current macro environment make historical precedent a questionable guide right now, rendering forecasting more difficult than usual. Accordingly, we remain flexible in our views, diversified in our Fund positioning and vigilant for anything that might shift the probabilities on key outlook scenarios.

As a multi-sub-portfolio Fund employing a variety of styles and focusing on bottom-up stock selection, we believe we

Janus Investment Fund	1

Janus Henderson International Opportunities Fund (unaudited)

are well placed to navigate a choppy and rotationary market environment.

Thank you for your continued investment in the Janus Henderson International Opportunities Fund.

2	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Daiichi Sankyo Co Ltd	0.74%	Renault SA	-0.66%
	RELX PLC	0.39%	Kosmos Energy Ltd	-0.65%
	Estee Lauder Cos Inc	0.39%	Deutsche Post AG	-0.47%
	Assa Abloy AB	0.37%	UniCredit SpA	-0.46%
	Anheuser-Busch InBev SA/NV	0.33%	Bayer AG	-0.44%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Materials	0.56%	2.91%	7.38%
	Financials	0.50%	18.09%	19.18%
	Health Care	0.33%	15.04%	11.26%
	Other**	0.11%	1.95%	0.00%
	Industrials	-0.01%	11.25%	14.49%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-0.70%	10.58%	11.69%
	Communication Services	-0.55%	10.23%	5.48%
	Energy	-0.26%	4.00%	5.70%
	Utilities	-0.24%	0.66%	3.67%
	Consumer Discretionary	-0.21%	8.28%	11.13%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Novo Nordisk A/S
Pharmaceuticals	3.1%
Bayer AG
Pharmaceuticals	3.1%
RELX PLC
Professional Services	3.0%
Assa Abloy AB
Building Products	2.8%
Koninklijke Philips NV
Health Care Equipment & Supplies	2.8%
14.8%

Asset Allocation - (% of Net Assets)
Common Stocks	95.7%
Preferred Stocks	1.9%
Investment Companies	1.3%
Other	1.1%
100.0%

Emerging markets comprised 18.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-3.20%	2.36%	4.30%	7.66%	1.29%	1.29%
Class A Shares at MOP	-8.78%	1.15%	3.68%	7.31%
Class C Shares at NAV	-3.75%	1.62%	3.52%	6.86%	2.00%	2.00%
Class C Shares at CDSC	-4.58%	1.62%	3.52%	6.86%
Class D Shares(1)	-2.96%	2.36%	4.30%	7.66%	1.16%	1.10%
Class I Shares	-2.85%	2.66%	4.59%	7.66%	0.99%	0.99%
Class N Shares	-2.82%	2.36%	4.30%	7.66%	0.96%	0.94%
Class R Shares	-3.45%	2.04%	3.98%	7.42%	1.69%	1.69%
Class S Shares	-3.32%	2.24%	4.24%	7.62%	1.75%	1.44%
Class T Shares	-3.02%	2.36%	4.30%	7.66%	1.19%	1.19%
MSCI EAFE Index	-1.34%	3.27%	4.90%	5.27%
Morningstar Quartile - Class A Shares	3rd	3rd	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	462/738	400/595	328/503	16/330

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson International Opportunities Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson International Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class R Shares shown for periods prior to June 5, 2017, reflects the performance of Class R Shares of the Predecessor Fund, calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See important disclosures on the next page.

6	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about March 19, 2019, Dean Cheeseman, Nicholas Cowley, Glen Finegan, Andrew Gillan, Junichi Inoue, Gordon Mackay, Paul O’Connor, James Ross, Marc Schartz and Ian Warmerdam are Co-Portfolio Managers of the Fund. Effective on or about April 19, 2019, Glen Finegan is removed as Co-Portfolio Manager of the Fund.

Effective on or about August 30, 2019, Ian Warmerdam is removed as Co-Portfolio Manager of the Fund.

Effective on or about September 16, 2019, Nicholas Cowley is removed and Daniel Graña is added as Co-Portfolio Manager of the Fund.

*The Predecessor Fund’s inception date – August 31, 2001.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson International Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,027.70	$6.66	$1,000.00	$1,018.50	$6.63	1.31%
Class C Shares	$1,000.00	$1,025.50	$9.34	$1,000.00	$1,015.84	$9.30	1.84%
Class D Shares	$1,000.00	$1,029.20	$5.60	$1,000.00	$1,019.55	$5.57	1.10%
Class I Shares	$1,000.00	$1,029.60	$4.99	$1,000.00	$1,020.16	$4.96	0.98%
Class N Shares	$1,000.00	$1,030.10	$4.58	$1,000.00	$1,020.56	$4.56	0.90%
Class R Shares	$1,000.00	$1,026.20	$8.28	$1,000.00	$1,016.90	$8.24	1.63%
Class S Shares	$1,000.00	$1,027.60	$7.47	$1,000.00	$1,017.70	$7.44	1.47%
Class T Shares	$1,000.00	$1,028.70	$6.76	$1,000.00	$1,018.40	$6.73	1.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 95.7%
Auto Components – 0.5%
Cie Generale des Etablissements Michelin SCA	82,248	$9,178,504
Automobiles – 2.4%
Toyota Motor Corp	673,200	44,933,967
Banks – 9.5%
Bank Rakyat Indonesia Persero Tbk PT	68,158,800	19,789,588
Commercial International Bank Egypt SAE	1,003,213	4,619,796
Credit Agricole SA	3,842,325	46,647,233
HDFC Bank Ltd	1,613,353	27,946,286
Mitsubishi UFJ Financial Group Inc	5,682,900	28,827,142
Oversea-Chinese Banking Corp Ltd	2,087,200	16,403,960
UniCredit SpA	2,507,807	29,571,133
		173,805,138
Beverages – 4.3%
Anheuser-Busch InBev SA/NV	250,386	23,854,342
Asahi Group Holdings Ltd	396,500	19,621,450
Fomento Economico Mexicano SAB de CV (ADR)	52,895	4,844,124
Treasury Wine Estates Ltd	2,385,563	29,893,587
		78,213,503
Building Products – 2.8%
Assa Abloy AB	2,315,199	51,544,537
Chemicals – 1.8%
Akzo Nobel NV	381,113	33,970,393
Consumer Finance – 1.0%
American Express Co	158,180	18,709,530
Diversified Financial Services – 2.4%
Ayala Corp	1,405,810	23,999,980
Berkshire Hathaway Inc*	93,873	19,527,462
Remgro Ltd	110,433	1,190,524
		44,717,966
Diversified Telecommunication Services – 0.3%
Koninklijke KPN NV	1,970,020	6,142,358
Electronic Equipment, Instruments & Components – 1.2%
TDK Corp	256,200	22,916,049
Energy Equipment & Services – 1.2%
SBM Offshore NV	1,341,598	22,296,610
Entertainment – 4.4%
Netflix Inc*	53,661	14,360,757
Nintendo Co Ltd	69,800	25,838,461
Vivendi SA	1,505,741	41,319,266
		81,518,484
Food & Staples Retailing – 0.2%
Jeronimo Martins SGPS SA	256,630	4,329,373
Food Products – 2.2%
Danone SA	254,801	22,442,259
Uni-President Enterprises Corp	7,785,000	18,740,192
		41,182,451
Health Care Equipment & Supplies – 2.8%
Koninklijke Philips NV	1,099,319	50,916,584
Hotels, Restaurants & Leisure – 1.0%
Sands China Ltd	4,125,600	18,686,928
Household Durables – 2.0%
Sony Corp	622,100	36,522,696
Industrial Conglomerates – 2.8%
DCC PLC	411,921	35,932,381
Toshiba Corp	514,900	15,717,047
		51,649,428
Information Technology Services – 3.7%
Infosys Ltd	2,288,675	26,020,847
Mastercard Inc	71,458	19,405,849

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Pagseguro Digital Ltd*	62,344	$2,887,151
Visa Inc	111,476	19,174,987
		67,488,834
Insurance – 4.7%
AIA Group Ltd	3,432,600	32,431,774
ASR Nederland NV	564,685	20,843,375
IRB Brasil Resseguros S/A	609,009	5,520,454
Ping An Insurance Group Co of China Ltd	2,366,000	27,184,472
		85,980,075
Interactive Media & Services – 3.7%
Alphabet Inc - Class C*	16,660	20,308,540
Tencent Holdings Ltd	648,400	27,317,599
Yandex NV*	129,356	4,528,754
Z Holdings Corp	5,518,800	15,518,594
		67,673,487
Internet & Direct Marketing Retail – 2.0%
Alibaba Group Holding Ltd (ADR)*	155,983	26,085,037
Naspers Ltd	65,289	9,898,697
		35,983,734
Life Sciences Tools & Services – 1.0%
ICON PLC*	123,709	18,227,284
Machinery – 1.2%
CNH Industrial NV	2,167,407	22,061,444
Media – 2.0%
Dentsu Inc	314,000	11,051,429
Informa PLC	2,402,046	25,158,189
		36,209,618
Oil, Gas & Consumable Fuels – 3.8%
BP PLC	7,019,688	44,510,001
Geopark Ltd*	129,121	2,377,118
Kosmos Energy Ltd	1,749,393	10,916,212
LUKOIL PJSC (ADR)	74,260	6,144,272
Petroleo Brasileiro SA (ADR)	476,373	6,893,117
		70,840,720
Paper & Forest Products – 1.7%
UPM-Kymmene Oyj	1,037,138	30,652,989
Personal Products – 2.1%
Estee Lauder Cos Inc	98,119	19,520,775
Unilever NV	325,170	19,543,511
		39,064,286
Pharmaceuticals – 10.8%
Bayer AG	813,226	57,331,724
Cipla Ltd/India	245,898	1,476,541
Daiichi Sankyo Co Ltd	451,700	28,428,145
Merck KGaA	182,446	20,549,035
Novo Nordisk A/S	1,118,190	57,495,672
Takeda Pharmaceutical Co Ltd	980,900	33,479,983
		198,761,100
Professional Services – 3.0%
RELX PLC	2,311,341	54,987,548
Real Estate Management & Development – 1.5%
Mitsui Fudosan Co Ltd	1,113,300	27,587,926
Semiconductor & Semiconductor Equipment – 1.6%
Taiwan Semiconductor Manufacturing Co Ltd	3,288,000	28,796,391
Software – 3.4%
Microsoft Corp	148,418	20,634,555
SAP SE	349,204	41,055,065
		61,689,620

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Specialty Retail – 0.9%
Nitori Holdings Co Ltd	115,400	$16,876,089
Technology Hardware, Storage & Peripherals – 1.6%
FUJIFILM Holdings Corp	672,200	29,472,093
Thrifts & Mortgage Finance – 1.9%
Housing Development Finance Corp Ltd	1,244,240	34,714,642
Water Utilities – 0.1%
Aguas Andinas SA	1,962,332	1,073,790
Wireless Telecommunication Services – 2.2%
SoftBank Group Corp	539,900	21,174,507
Tele2 AB	1,284,818	19,126,310
		40,300,817
Total Common Stocks (cost $1,574,068,007)		1,759,676,986
Preferred Stocks – 1.9%
Electric Utilities – 0.3%
Cia Paranaense de Energia	415,743	4,964,379
Technology Hardware, Storage & Peripherals – 1.6%
Samsung Electronics Co Ltd	886,921	29,292,123
Total Preferred Stocks (cost $26,175,088)		34,256,502
Investment Companies – 1.3%
Money Markets – 1.3%
Fidelity Investments Money Market Treasury Portfolio, 1.8200%ºº (cost $24,399,091)	24,399,091	24,399,091
Total Investments (total cost $1,624,642,186) – 98.9%		1,818,332,579
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		20,287,173
Net Assets – 100%		$1,838,619,752

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$377,965,578	20.8%
Netherlands	208,700,379	11.5
United States	186,957,758	10.3
France	119,587,262	6.6
Germany	118,935,824	6.5
United Kingdom	105,600,571	5.8
India	90,158,316	5.0
China	80,587,108	4.4
Sweden	70,670,847	3.9
Denmark	57,495,672	3.2
Italy	51,632,577	2.8
Hong Kong	51,118,702	2.8
Taiwan	47,536,583	2.6
Finland	30,652,989	1.7
Australia	29,893,587	1.6
South Korea	29,292,123	1.6
Philippines	23,999,980	1.3
Belgium	23,854,342	1.3
Brazil	20,265,101	1.1
Indonesia	19,789,588	1.1
Ireland	18,227,284	1.0
Singapore	16,403,960	0.9
South Africa	11,089,221	0.6
Russia	10,673,026	0.6
Mexico	4,844,124	0.3
Egypt	4,619,796	0.3
Portugal	4,329,373	0.2
Chile	3,450,908	0.2

Total	$1,818,332,579	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - N/A
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$326,670∆	$-	$-	$-

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - N/A
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	37,472,590	321,684,721	(359,157,311)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Food Products	$22,442,259	$18,740,192	$-
Semiconductor & Semiconductor Equipment	-	28,796,391	-
All Other	1,689,698,144	-	-
Preferred Stocks	-	34,256,502	-
Investment Companies	24,399,091	-	-
Total Assets	$1,736,539,494	$81,793,085	$-

14	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$1,818,332,579
Cash denominated in foreign currency(2)	13,701,650
Non-interested Trustees' deferred compensation	47,494
Receivables:
Investments sold	15,517,523
Foreign tax reclaims	5,976,471
Dividends	4,534,540
Fund shares sold	1,156,857
Other assets	55,814
Total Assets	1,859,322,928
Liabilities:
Due to custodian	7
Payables:	—
Investments purchased	13,938,139
Fund shares repurchased	2,649,141
Foreign tax liability	1,715,445
Advisory fees	1,222,598
Transfer agent fees and expenses	224,251
12b-1 Distribution and shareholder servicing fees	169,864
Professional fees	71,891
Custodian fees	69,276
Non-interested Trustees' deferred compensation fees	47,494
Non-interested Trustees' fees and expenses	14,498
Affiliated fund administration fees payable	3,847
Accrued expenses and other payables	576,725
Total Liabilities	20,703,176
Net Assets	$1,838,619,752

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,710,776,975
Total distributable earnings (loss)(3)	127,842,777
Total Net Assets	$1,838,619,752
Net Assets - Class A Shares	$357,078,521
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,826,303
Net Asset Value Per Share(4)	$24.08
Maximum Offering Price Per Share(5)	$25.55
Net Assets - Class C Shares	$106,863,098
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,743,953
Net Asset Value Per Share(4)	$22.53
Net Assets - Class D Shares	$2,256,993
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	94,042
Net Asset Value Per Share	$24.00
Net Assets - Class I Shares	$1,050,061,038
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,706,875
Net Asset Value Per Share	$24.03
Net Assets - Class N Shares	$280,749,406
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,703,546
Net Asset Value Per Share	$23.99
Net Assets - Class R Shares	$9,168,094
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	389,971
Net Asset Value Per Share	$23.51
Net Assets - Class S Shares	$109,747
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,611
Net Asset Value Per Share	$23.80
Net Assets - Class T Shares	$32,332,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,347,406
Net Asset Value Per Share	$24.00

(1) Includes cost of $1,624,642,186.

(2) Includes cost of $13,701,650.

(3) Includes $1,715,445 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Statement of Operations

For the year ended September 30, 2019

See footnotes at the end of the Statement.

Investment Income:
Dividends	$54,903,977
Affiliated securities lending income, net	326,670
Interest	9,091
Other income	1,077,973
Foreign tax withheld	(5,469,690)
Total Investment Income	50,848,021
Expenses:
Advisory fees	23,357,876
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,047,631
Class C Shares	1,506,249
Class R Shares	55,057
Class S Shares	4,250
Transfer agent administrative fees and expenses:
Class D Shares	2,974
Class R Shares	29,668
Class S Shares	4,339
Class T Shares	94,923
Transfer agent networking and omnibus fees:
Class A Shares	490,723
Class C Shares	149,836
Class I Shares	1,088,675
Other transfer agent fees and expenses:
Class A Shares	41,038
Class C Shares	16,194
Class D Shares	1,439
Class I Shares	82,232
Class N Shares	4,557
Class R Shares	356
Class S Shares	44
Class T Shares	918
Custodian fees	622,955
Shareholder reports expense	554,423
Registration fees	200,467
Non-affiliated fund administration fees	154,232
Professional fees	146,849
Non-interested Trustees’ fees and expenses	62,900
Affiliated fund administration fees	54,777
Insurance Expense	40,879
Other expenses	76,165
Total Expenses	29,892,626
Less: Excess Expense Reimbursement and Waivers	(2,905,688)
Net Expenses	26,986,938
Net Investment Income/(Loss)	23,861,083

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Opportunities Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$8,796,386
Net payments from affiliates (Note 3)	1,478,434
Total Net Realized Gain/(Loss) on Investments	10,274,820
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(292,157,790)
Total Change in Unrealized Net Appreciation/Depreciation	(292,157,790)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(258,021,887)

(1) Includes realized foreign capital gains tax on investments of $(4,434,409).

(2) Includes change in unrealized appreciation/depreciation of $2,777,035 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$23,861,083	$51,587,770
Net realized gain/(loss) on investments	10,274,820	458,315,691
Change in unrealized net appreciation/depreciation	(292,157,790)	(512,107,517)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(258,021,887)	(2,204,056)
Dividends and Distributions to Shareholders
Class A Shares	(67,679,412)	(5,959,081)
Class C Shares	(22,355,238)	(468,197)
Class D Shares	(365,023)	(41,847)
Class I Shares	(284,656,835)	(49,752,718)
Class N Shares	(3,902,029)	(149,908)
Class R Shares	(1,868,347)	(152,407)
Class S Shares	(314,566)	(676)
Class T Shares	(1,112,930)	(185,184)
Net Decrease from Dividends and Distributions to Shareholders	(382,254,380)	(56,710,018)
Capital Share Transactions:
Class A Shares	(40,725,472)	(131,813,261)
Class C Shares	(182,298,837)	(92,131,907)
Class D Shares	(265,913)	918,696
Class I Shares	(1,470,592,941)	(651,113,853)
Class N Shares	240,013,975	32,768,104
Class R Shares	(4,316,640)	(6,775,750)
Class S Shares	(2,089,753)	2,608,711
Class T Shares	22,081,158	(1,721,067)
Net Increase/(Decrease) from Capital Share Transactions	(1,438,194,423)	(847,260,327)
Net Increase/(Decrease) in Net Assets	(2,078,470,690)	(906,174,401)
Net Assets:
Beginning of period	3,917,090,442	4,823,264,843
End of period	$1,838,619,752	$3,917,090,442

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.10	$29.50	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.28	0.11
Net realized and unrealized gain/(loss)	(1.64)	(0.39)	0.31
Total from Investment Operations	(1.41)	(0.11)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.29)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.61)	(0.29)	—
Net Asset Value, End of Period	$24.08	$29.10	$29.50
Total Return*	(3.07)%(3)	(0.40)%	1.44%
Net Assets, End of Period (in thousands)	$357,079	$485,243	$623,172
Average Net Assets for the Period (in thousands)	$419,053	$577,151	$625,740
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.29%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.29%	1.33%
Ratio of Net Investment Income/(Loss)	0.96%	0.94%	2.18%
Portfolio Turnover Rate	45%	56%	5%

Class C Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$27.13	$27.46	$27.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.06	0.06
Net realized and unrealized gain/(loss)	(1.45)	(0.36)	0.29
Total from Investment Operations	(1.43)	(0.30)	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.17)	(0.03)	—
Net Asset Value, End of Period	$22.53	$27.13	$27.46
Total Return*	(3.64)%(4)	(1.09)%	1.29%
Net Assets, End of Period (in thousands)	$106,863	$336,880	$432,601
Average Net Assets for the Period (in thousands)	$161,985	$397,796	$430,739
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%	2.00%	2.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.97%	2.00%	2.16%
Ratio of Net Investment Income/(Loss)	0.10%	0.22%	1.36%
Portfolio Turnover Rate	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (3.11)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (3.68)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$26.05	$28.44	$26.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.25	0.28
Net realized and unrealized gain/(loss)	3.25	(2.28)	1.41
Total from Investment Operations	3.42	(2.03)	1.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.36)	(0.24)
Total Dividends and Distributions	(0.39)	(0.36)	(0.24)
Net Asset Value, End of Period	$29.08	$26.05	$28.44
Total Return*	13.36%	(7.18)%	6.33%
Net Assets, End of Period (in thousands)	$637,250	$784,966	$1,623,379
Average Net Assets for the Period (in thousands)	$682,656	$1,339,821	$1,640,689
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.35%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.35%	1.36%
Ratio of Net Investment Income/(Loss)	0.63%	0.99%	1.03%
Portfolio Turnover Rate	51%	45%	71%

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$24.31	$26.60	$25.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.12	0.09
Net realized and unrealized gain/(loss)	3.04	(2.21)	1.29
Total from Investment Operations	3.01	(2.09)	1.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.20)	(0.09)
Total Dividends and Distributions	(0.21)	(0.20)	(0.09)
Net Asset Value, End of Period	$27.11	$24.31	$26.60
Total Return*	12.50%	(7.88)%	5.47%
Net Assets, End of Period (in thousands)	$437,418	$504,192	$552,630
Average Net Assets for the Period (in thousands)	$457,115	$513,230	$507,862
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%	2.11%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%	2.11%	2.13%
Ratio of Net Investment Income/(Loss)	(0.13)%	0.50%	0.33%
Portfolio Turnover Rate	51%	45%	71%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.06	$29.51	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.29	0.37	0.12
Net realized and unrealized gain/(loss)	(1.67)	(0.40)	0.31
Total from Investment Operations	(1.38)	(0.03)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.42)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.68)	(0.42)	—
Net Asset Value, End of Period	$24.00	$29.06	$29.51
Total Return*	(2.90)%(3)	(0.15)%	1.48%
Net Assets, End of Period (in thousands)	$2,257	$3,002	$2,187
Average Net Assets for the Period (in thousands)	$2,483	$3,163	$1,914
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.59%	1.16%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.10%	1.08%
Ratio of Net Investment Income/(Loss)	1.20%	1.25%	2.43%
Portfolio Turnover Rate	45%	56%	5%

Class I Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.06	$29.47	$29.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.24	0.38	0.12
Net realized and unrealized gain/(loss)	(1.58)	(0.39)	0.31
Total from Investment Operations	(1.34)	(0.01)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.40)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.69)	(0.40)	—
Net Asset Value, End of Period	$24.03	$29.06	$29.47
Total Return*	(2.75)%(4)	(0.07)%	1.48%
Net Assets, End of Period (in thousands)	$1,050,061	$3,021,157	$3,721,310
Average Net Assets for the Period (in thousands)	$1,621,134	$3,542,904	$3,644,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	0.99%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	0.99%	1.27%	2.51%
Portfolio Turnover Rate	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (2.94)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (2.79)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.08
Total Return*	2.14%
Net Assets, End of Period (in thousands)	$1,723
Average Net Assets for the Period (in thousands)	$1,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	0.59%
Portfolio Turnover Rate	51%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$26.06	$28.45	$27.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.25	0.42	0.40
Net realized and unrealized gain/(loss)	3.21	(2.36)	1.36
Total from Investment Operations	3.46	(1.94)	1.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.45)	(0.35)
Total Dividends and Distributions	(0.48)	(0.45)	(0.35)
Net Asset Value, End of Period	$29.04	$26.06	$28.45
Total Return*	13.58%	(6.87)%	6.60%
Net Assets, End of Period (in thousands)	$3,642,386	$2,966,703	$2,333,559
Average Net Assets for the Period (in thousands)	$2,966,203	$2,631,335	$1,879,501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.06%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.06%	1.10%
Ratio of Net Investment Income/(Loss)	0.94%	1.65%	1.46%
Portfolio Turnover Rate	51%	45%	71%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.08	$29.47	$29.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.48	0.41	0.12
Net realized and unrealized gain/(loss)	(1.85)	(0.38)	0.32
Total from Investment Operations	(1.37)	0.03	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(0.42)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.72)	(0.42)	—
Net Asset Value, End of Period	$23.99	$29.08	$29.47
Total Return*	(2.82)%(3)	0.07%	1.52%
Net Assets, End of Period (in thousands)	$280,749	$43,305	$10,530
Average Net Assets for the Period (in thousands)	$128,934	$12,868	$10,134
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	0.96%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	2.02%	1.41%	2.57%
Portfolio Turnover Rate	45%	56%	5%

Class R Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$28.42	$28.81	$28.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.16	0.09
Net realized and unrealized gain/(loss)	(1.59)	(0.36)	0.31
Total from Investment Operations	(1.44)	(0.20)	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.19)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.47)	(0.19)	—
Net Asset Value, End of Period	$23.51	$28.42	$28.81
Total Return*	(3.35)%(4)	(0.71)%	1.41%
Net Assets, End of Period (in thousands)	$9,168	$16,214	$23,122
Average Net Assets for the Period (in thousands)	$11,867	$19,820	$22,887
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.66%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.62%	1.62%	1.56%
Ratio of Net Investment Income/(Loss)	0.63%	0.54%	1.96%
Portfolio Turnover Rate	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (2.86)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (3.39)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$26.05	$27.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.33
Net realized and unrealized gain/(loss)	3.05	(1.02)
Total from Investment Operations	3.47	(0.69)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.44)
Total Dividends and Distributions	(0.49)	(0.44)
Net Asset Value, End of Period	$29.03	$26.05
Total Return*	13.61%	(2.57)%
Net Assets, End of Period (in thousands)	$10,041	$714
Average Net Assets for the Period (in thousands)	$2,895	$681
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.08%
Ratio of Net Investment Income/(Loss)	1.55%	1.96%
Portfolio Turnover Rate	51%	45%

Class R Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$25.55	$27.97	$26.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.28	0.24
Net realized and unrealized gain/(loss)	3.16	(2.35)	1.35
Total from Investment Operations	3.24	(2.07)	1.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.35)	(0.21)
Total Dividends and Distributions	(0.38)	(0.35)	(0.21)
Net Asset Value, End of Period	$28.41	$25.55	$27.97
Total Return*	12.89%	(7.45)%	6.05%
Net Assets, End of Period (in thousands)	$23,071	$20,056	$14,173
Average Net Assets for the Period (in thousands)	$21,398	$16,793	$11,221
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.67%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.67%	1.63%
Ratio of Net Investment Income/(Loss)	0.29%	1.12%	0.89%
Portfolio Turnover Rate	51%	45%	71%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.00	$29.48	$29.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.44	0.11
Net realized and unrealized gain/(loss)	(1.72)	(0.53)	0.31
Total from Investment Operations	(1.49)	(0.09)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.39)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.71)	(0.39)	—
Net Asset Value, End of Period	$23.80	$29.00	$29.48
Total Return*	(3.32)%(3)	(0.36)%	1.45%
Net Assets, End of Period (in thousands)	$110	$2,674	$52
Average Net Assets for the Period (in thousands)	$1,736	$591	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.75%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.43%	1.26%
Ratio of Net Investment Income/(Loss)	0.97%	1.57%	2.25%
Portfolio Turnover Rate	45%	56%	5%

Class T Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.02	$29.50	$29.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.57	0.30	0.11
Net realized and unrealized gain/(loss)	(1.95)	(0.37)	0.32
Total from Investment Operations	(1.38)	(0.07)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.41)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.64)	(0.41)	—
Net Asset Value, End of Period	$24.00	$29.02	$29.50
Total Return*	(2.92)%(4)	(0.26)%	1.48%
Net Assets, End of Period (in thousands)	$32,333	$8,614	$10,291
Average Net Assets for the Period (in thousands)	$37,969	$9,802	$9,755
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.19%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	2.38%	1.01%	2.32%
Portfolio Turnover Rate	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (3.36)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (2.96)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.06
Total Return*	2.07%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%
Ratio of Net Investment Income/(Loss)	0.38%
Portfolio Turnover Rate	51%

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)
Net realized and unrealized gain/(loss)	0.63
Total from Investment Operations	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.07
Total Return*	2.11%
Net Assets, End of Period (in thousands)	$9,475
Average Net Assets for the Period (in thousands)	$2,712
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	(0.68)%
Portfolio Turnover Rate	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson International Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I, Class N, and Class R Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares and Class IF Predecessor Fund shares were exchanged for Class I Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to,

28	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Janus Investment Fund	29

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

30	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal

Janus Investment Fund	31

Janus Henderson International Opportunities Fund

Notes to Financial Statements

oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of

32	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements

government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Janus Investment Fund	33

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2019.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Over $10 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 0.98% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.94% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. In addition, until February 1, 2020, Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

34	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund,

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $9,971.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $12,532.

36	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-*	%	-*	%
Class C Shares	-*		-*
Class D Shares	2		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class R Shares	-*		-*
Class S Shares	45		-*
Class T Shares	-*		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

During the period ended September 30, 2019, Janus Capital made a contribution to the Fund to cover broker commission fees related to registration of foreign securities. The impact of the contribution on total return was 0.04%.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 19,912,235	$ -	$ -	$ -	$(68,294,084)	$ (370,599)	$176,595,225

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,640,021,909	$270,455,055	$(92,144,385)	$ 178,310,670

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 49,152,486	$ 333,101,894	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 56,710,018	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (1,185,223)	$ 1,185,223

38	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	6,969,640	$ 173,612,979	3,016,779	$ 89,714,971
Reinvested dividends and distributions	2,790,088	58,703,453	171,032	5,130,964
Shares repurchased	(11,606,258)	(273,041,904)	(7,642,775)	(226,659,196)
Net Increase/(Decrease)	(1,846,530)	$ (40,725,472)	(4,454,964)	$ (131,813,261)
Class C Shares:
Shares sold	737,734	$ 15,530,343	896,352	$ 25,078,909
Reinvested dividends and distributions	972,508	19,226,492	14,719	414,034
Shares repurchased	(9,382,447)	(217,055,672)	(4,249,261)	(117,624,850)
Net Increase/(Decrease)	(7,672,205)	$ (182,298,837)	(3,338,190)	$ (92,131,907)
Class D Shares:
Shares sold	11,952	$ 278,532	77,288	$ 2,336,933
Reinvested dividends and distributions	17,426	364,724	1,397	41,765
Shares repurchased	(38,661)	(909,169)	(49,467)	(1,460,002)
Net Increase/(Decrease)	(9,283)	$ (265,913)	29,218	$ 918,696
Class I Shares:
Shares sold	14,229,852	$ 326,019,698	22,015,962	$ 657,650,873
Reinvested dividends and distributions	11,943,611	250,099,207	1,490,419	44,533,732
Shares repurchased	(86,425,240)	(2,046,711,846)	(45,818,300)	(1,353,298,458)
Net Increase/(Decrease)	(60,251,777)	$(1,470,592,941)	(22,311,919)	$ (651,113,853)
Class N Shares:
Shares sold	11,461,148	$ 270,549,555	1,255,293	$ 36,361,501
Reinvested dividends and distributions	175,919	3,674,951	5,019	149,908
Shares repurchased	(1,422,865)	(34,210,531)	(128,235)	(3,743,305)
Net Increase/(Decrease)	10,214,202	$ 240,013,975	1,132,077	$ 32,768,104
Class R Shares:
Shares sold	149,737	$ 3,327,315	136,102	$ 3,961,042
Reinvested dividends and distributions	29,816	613,618	1,580	46,391
Shares repurchased	(360,208)	(8,257,573)	(369,771)	(10,783,183)
Net Increase/(Decrease)	(180,655)	$ (4,316,640)	(232,089)	$ (6,775,750)
Class S Shares:
Shares sold	9,015	$ 209,812	96,638	$ 2,786,658
Reinvested dividends and distributions	15,116	314,566	23	676
Shares repurchased	(111,741)	(2,614,131)	(6,190)	(178,623)
Net Increase/(Decrease)	(87,610)	$ (2,089,753)	90,471	$ 2,608,711
Class T Shares:
Shares sold	5,004,475	$ 116,247,015	334,289	$ 9,945,068
Reinvested dividends and distributions	52,936	1,108,472	6,181	184,754
Shares repurchased	(4,006,823)	(95,274,329)	(392,529)	(11,850,889)
Net Increase/(Decrease)	1,050,588	$ 22,081,158	(52,059)	$ (1,721,067)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,079,798,968	$2,765,093,174	$ -	$ -

Janus Investment Fund	39

Janus Henderson International Opportunities Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements

40	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson International Opportunities Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

42	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	43

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

44	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	57

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson International Opportunities Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$333,101,894
Foreign Taxes Paid	$5,386,304
Foreign Source Income	$43,375,687
Dividends Received Deduction Percentage	10%
Qualified Dividend Income Percentage	100%

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Gillan 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund since 6/14)	Head of Asia (ex-Japan) Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Senior Investment Manager at Aberdeen Asset Management (2001-2013).
Junichi Inoue 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund since 1/17)	Head of Japanese Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Fund Manager at DIAM Asset Management (2012-2016).
Gordon Mackay 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	1/18-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Senior Investment Analyst at Speirs & Jeffrey Ltd. (2014-2016) and Portfolio Manager at Ignis Asset Management (2004-2014).
Paul O'Connor 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund since 4/16)	Head of Multi-Asset of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Head of Asset Allocation at Mercer Partners (2011-2013).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
James Ross 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	1/18-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

70	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	71

Janus Henderson International Opportunities Fund

Notes

NotesPage2

72	SEPTEMBER 30, 2019

Janus Henderson International Opportunities Fund

Notes

NotesPage3

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93082 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson International Small Cap Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Small Cap Fund

Janus Henderson International Small Cap Fund (unaudited)

FUND SNAPSHOT

An international small-cap fund that uses fundamental analysis and bottom-up research to uncover attractively valued companies. The Fund uses a value-oriented approach to identify companies believed to be mispriced by the market and that have the potential to outperform the market over the long term.

Ollie Beckett co-portfolio manager	Andrew Gillan co-portfolio manager	Yun Young Lee co-portfolio manager	Nicholas Sheridan co-portfolio manager

PERFORMANCE

The Janus Henderson International Small Cap Fund underperformed its benchmark, the MSCI EAFE® Small Cap Index, over the 12-month period ended September 30, 2019. The Fund’s I Share class returned -12.52% while the benchmark returned -5.93%.

INVESTMENT ENVIRONMENT

The period saw an escalation in the China-U.S. trade/currency war, which has been a source of frustration. However, much of the bad news now appears reflected in European and Asia valuations as well as expectations, with global-asset allocators having increasingly shunned the regions over the period. While resolution to the trade war seems unlikely in the short term, as we enter an election year in the U.S., it is improbable that President Trump will want this to drag on the economy for a prolonged period.

PERFORMANCE DISCUSSION

Three of the largest individual detractors to the Fund’s performance over the 12-month period were EN-Japan, Nine Entertainment and Storebrand. Investors’ perception of Japanese recruitment company EN-Japan is that as a full-time job listing site, it’s under threat of disintermediation. Nine Entertainment, an Australian media company, fell on a weak television-advertising market. After a few turbulent years, Storebrand, a life insurance and asset management company, has worked hard to bring stability to the company’s reported numbers. This has been achieved by active risk management of both the Swedish and Norwegian life businesses and a focus on improving the quality of reported earnings. Capital requirements have now peaked and the company has indicated that it will be in a position to increase returns to shareholders in the years to come, although low interest rates could impact precise timing. For these reasons, we retain our holding.

The Fund’s top contributors at the stock level were Charter Hall Group, an Australian company specializing in office, retail and industrial property management; Elecom, a Japanese electronics company; and Gaztransport & Technigaz SA, multinational naval engineering company headquartered in France.

OUTLOOK

It has been a difficult year for the Fund, whose premise is that if quality, high-return companies are bought at a time when they are cheaply valued by the market, over the longer term the Fund will outperform. The goal is for the outperformance to come from each individual company’s ability to reinvest excess cash flows into higher-return opportunities, increasing earnings at a rate greater than the market, which should lead to price-to-earnings multiple expansion. One of the major risks to this investment style is the fact that the cheap valuation relative to history is due to structural rather than transitory reasons, meaning that the future for the company will be materially different to that of the past; in other words, the business model is broken.

While the Fund is susceptible to this risk at the individual stock level, on average, at the portfolio level – given that we typically hold 70 stocks across a broad swath of regions and sectors – we shouldn’t be too exposed. At present, however, investors seem to have decided that just about every sector to which we have exposure is either structurally challenged or adversely affected by the China-U.S. trade war.

In light of all of the above, we need either for something to change in investors’ perception of the future, or for the individual company returns to improve.

Thank you for your investment in the Janus Henderson International Small Cap Fund.

Janus Investment Fund	1

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Charter Hall Group	1.07%	en-japan Inc	-1.60%
	Elecom Co Ltd	0.88%	ENCE Energia y Celulosa SA	-0.96%
	Gaztransport ET Technigaz SA	0.83%	Nine Entertainment Co Holdings Ltd	-0.91%
	BE Semiconductor Industries NV	0.67%	Storebrand ASA	-0.74%
	SOITEC	0.65%	Penta-Ocean Construction Co Ltd	-0.74%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index
		Contribution	(Average % of Equity)	Weighting
	Energy	1.35%	4.76%	2.66%
	Consumer Discretionary	0.36%	24.86%	12.57%
	Health Care	0.23%	1.29%	7.28%
	Information Technology	0.21%	11.86%	9.53%
	Utilities	0.20%	2.36%	2.35%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-2.70%	22.34%	21.27%
	Materials	-1.57%	6.80%	8.08%
	Communication Services	-1.39%	7.13%	4.83%
	Real Estate	-1.21%	3.02%	12.47%
	Consumer Staples	-0.45%	6.78%	6.61%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

2	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Charter Hall Group
Equity Real Estate Investment Trusts (REITs)	2.7%
Restaurant Brands New Zealand Ltd
Hotels, Restaurants & Leisure	2.4%
Gaztransport Et Technigaz SA
Oil, Gas & Consumable Fuels	2.3%
Redrow PLC
Household Durables	2.3%
Sushiro Global Holdings Ltd
Hotels, Restaurants & Leisure	2.3%
12.0%

Asset Allocation - (% of Net Assets)
Common Stocks	98.8%
Investment Companies	1.1%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

Janus Investment Fund	3

Janus Henderson International Small Cap Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019			Expense Ratios
	One Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-12.64%	4.42%	5.69%	1.28%
Class A Shares at MOP	-17.66%	2.23%
Class C Shares at NAV	-12.95%	3.84%	6.43%	2.03%
Class C Shares at CDSC	-13.80%	3.84%
Class D Shares(1)	-12.61%	4.52%	3.08%	1.15%
Class I Shares	-12.52%	4.64%	5.65%	1.00%
Class N Shares	-12.44%	5.06%	3.09%	0.99%
Class S Shares	-12.64%	4.35%	6.18%	1.48%
Class T Shares	-12.68%	4.44%	3.73%	1.24%
MSCI EAFE Small Cap Index	-5.93%	8.49%
Morningstar Quartile - Class N Shares	4th	3rd
Morningstar Ranking - based on total returns for Foreign Small/Mid Blend Funds	103/116	83/109

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Small Cap Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class R6 Shares of the Predecessor Fund were reorganized into Class N Shares of the Fund. Class R6 Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 15, 2016. Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class A Shares, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – December 15, 2016

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson International Small Cap Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$995.20	$5.85	$1,000.00	$1,019.20	$5.92	1.17%
Class C Shares	$1,000.00	$994.20	$6.10	$1,000.00	$1,018.95	$6.17	1.22%
Class D Shares	$1,000.00	$995.20	$5.85	$1,000.00	$1,019.20	$5.92	1.17%
Class I Shares	$1,000.00	$995.20	$5.15	$1,000.00	$1,019.90	$5.22	1.03%
Class N Shares	$1,000.00	$996.10	$5.00	$1,000.00	$1,020.05	$5.06	1.00%
Class S Shares	$1,000.00	$995.20	$5.45	$1,000.00	$1,019.60	$5.52	1.09%
Class T Shares	$1,000.00	$994.30	$5.95	$1,000.00	$1,019.10	$6.02	1.19%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 98.8%
Auto Components – 4.2%
Dometic Group AB (144A)	11,408	$89,514
EDAG Engineering Group AG*	7,179	77,924
Press Kogyo Co Ltd	18,000	74,924
Showa Corp	8,800	126,738
		369,100
Banks – 1.3%
SpareBank 1 Nord Norge	14,836	110,766
Beverages – 1.1%
Royal Unibrew A/S	1,206	99,457
Building Products – 2.7%
Lindab International AB	11,685	119,210
Sekisui Jushi Corp	6,200	121,867
		241,077
Chemicals – 0.7%
Ishihara Sangyo Kaisha Ltd	7,300	65,768
Construction & Engineering – 2.1%
OSJB Holdings Corp	38,600	87,833
Tokyu Construction Co Ltd	12,800	97,797
		185,630
Diversified Financial Services – 1.0%
doValue SpA (144A)	8,129	90,184
Diversified Telecommunication Services – 2.2%
HKBN Ltd	107,000	197,139
Electronic Equipment, Instruments & Components – 3.2%
Daiwabo Holdings Co Ltd	1,900	78,735
Electrocomponents PLC	25,405	201,061
		279,796
Energy Equipment & Services – 1.0%
TGS NOPEC Geophysical Co ASA	3,368	85,510
Entertainment – 2.2%
Marvelous Inc	12,500	96,314
Paradox Interactive AB	7,238	97,672
		193,986
Equity Real Estate Investment Trusts (REITs) – 4.8%
Charter Hall Group	30,247	237,784
Mapletree Logistics Trust	157,800	185,002
		422,786
Food & Staples Retailing – 1.1%
Nihon Chouzai Co Ltd	2,900	99,653
Food Products – 5.0%
Inghams Group Ltd	40,080	85,195
Origin Enterprises PLC	18,371	102,506
Salmar ASA	3,111	136,488
Synlait Milk Ltd*	21,588	122,978
		447,167
Health Care Providers & Services – 1.2%
Ship Healthcare Holdings Inc	2,600	110,508
Hotels, Restaurants & Leisure – 7.4%
Evolution Gaming Group AB (144A)	9,060	178,232
Kindred Group PLC (SDR)	10,822	63,231
Restaurant Brands New Zealand Ltd*	29,474	208,494
Sushiro Global Holdings Ltd	3,000	201,739
		651,696
Household Durables – 8.2%
Bellway PLC	2,564	105,464
Bovis Homes Group PLC	6,735	92,232
JM AB	5,000	127,830
Kaufman & Broad SA	2,214	88,164

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Small Cap Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Household Durables – (continued)
Redrow PLC	27,079	$205,721
Tamron Co Ltd	5,000	107,206
		726,617
Independent Power and Renewable Electricity Producers – 1.1%
ERG SpA	4,633	93,407
Information Technology Services – 4.3%
Devoteam SA	1,363	114,078
DTS Corp	5,400	112,286
Nihon Unisys Ltd	4,800	154,509
		380,873
Insurance – 2.9%
ASR Nederland NV	2,678	98,849
Storebrand ASA	24,953	157,601
		256,450
Leisure Products – 1.4%
Technogym SpA (144A)	11,191	124,399
Machinery – 4.1%
Kardex AG	648	89,491
Mitsubishi Logisnext Co Ltd	8,000	75,627
Takuma Co Ltd	8,000	90,648
Valmet Oyj	5,403	104,869
		360,635
Media – 3.0%
Metropole Television SA	8,339	136,772
Sanoma Oyj	11,231	125,333
		262,105
Metals & Mining – 1.2%
Granges AB	10,282	105,001
Multiline Retail – 0.9%
Lifestyle International Holdings Ltd	78,000	81,309
Multi-Utilities – 1.9%
Hera SpA	41,366	169,774
Oil, Gas & Consumable Fuels – 4.6%
Beach Energy Ltd	117,288	200,239
Gaztransport Et Technigaz SA	2,091	207,026
		407,265
Paper & Forest Products – 1.1%
Navigator Co SA	26,976	96,486
Professional Services – 2.0%
Intertrust NV (144A)	5,322	104,050
Trust Tech Inc	6,000	71,816
		175,866
Road & Rail – 2.3%
Hamakyorex Co Ltd	2,500	80,242
Nobina AB (144A)	19,191	120,027
		200,269
Semiconductor & Semiconductor Equipment – 2.1%
SOITEC*	1,881	185,927
Specialty Retail – 3.5%
Accent Group Ltd	139,501	160,501
Super Retail Group Ltd	22,249	148,935
		309,436
Technology Hardware, Storage & Peripherals – 3.2%
Elecom Co Ltd	5,000	196,097
MCJ Co Ltd	13,600	85,542
		281,639
Textiles, Apparel & Luxury Goods – 1.0%
Seiko Holdings Corp	4,000	88,280

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 1.1%
OneSavings Bank PLC	22,265	$101,106
Trading Companies & Distributors – 3.7%
Grafton Group PLC	9,613	89,811
Seven Group Holdings Ltd	11,639	136,817
Sojitz Corp	34,000	105,356
		331,984
Transportation Infrastructure – 2.5%
Hamburger Hafen und Logistik AG	4,968	123,767
Societa Iniziative Autostradali e Servizi SpA	5,626	98,161
		221,928
Wireless Telecommunication Services – 1.5%
SmarTone Telecommunications Holdings Ltd	154,500	134,245
Total Common Stocks (cost $8,857,792)		8,745,224
Investment Companies – 1.1%
Money Markets – 1.1%
Fidelity Investments Money Market Treasury Portfolio, 1.8200%ºº (cost $95,452)	95,452	95,452
Total Investments (total cost $8,953,244) – 99.9%		8,840,676
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		12,211
Net Assets – 100%		$8,852,887

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$2,329,485	26.3%
Australia	969,471	11.0
Sweden	900,717	10.2
United Kingdom	795,395	9.0
France	731,967	8.3
Italy	575,925	6.5
Norway	490,365	5.5
Hong Kong	412,693	4.7
New Zealand	331,472	3.7
Finland	230,202	2.6
Netherlands	202,899	2.3
Germany	201,691	2.3
Singapore	185,002	2.1
Ireland	102,506	1.2
Denmark	99,457	1.1
Portugal	96,486	1.1
United States	95,452	1.1
Switzerland	89,491	1.0

Total	$8,840,676	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Small Cap Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Small Cap Index	MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index reflects the performance of small capitalization equities across developed markets, excluding the U.S. and Canada.

PLC	Public Limited Company
SDR	Swedish Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $706,406, which represents 8.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$8,745,224	$-	$-
Investment Companies	95,452	-	-
Total Assets	$8,840,676	$-	$-

10	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$8,840,676
Cash denominated in foreign currency(2)	795
Non-interested Trustees' deferred compensation	228
Receivables:
Due from adviser	33,086
Dividends	30,313
Fund shares sold	10,973
Foreign tax reclaims	9,720
Other assets	264
Total Assets	8,926,055
Liabilities:
Payables:	—
Professional fees	39,930
Non-affiliated fund administration fees payable	15,952
Advisory fees	7,202
Custodian fees	2,750
Printing fees	2,152
Postage fees	864
Transfer agent fees and expenses	766
Non-interested Trustees' deferred compensation fees	228
12b-1 Distribution and shareholder servicing fees	61
Non-interested Trustees' fees and expenses	58
Affiliated fund administration fees payable	18
Accrued expenses and other payables	3,187
Total Liabilities	73,168
Net Assets	$8,852,887

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,159,391
Total distributable earnings (loss)	(1,306,504)
Total Net Assets	$8,852,887
Net Assets - Class A Shares	$57,790
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,596
Net Asset Value Per Share(3)	$10.33
Maximum Offering Price Per Share(4)	$10.96
Net Assets - Class C Shares	$48,204
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,664
Net Asset Value Per Share(3)	$10.34
Net Assets - Class D Shares	$3,061,843
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	294,714
Net Asset Value Per Share	$10.39
Net Assets - Class I Shares	$47,191
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,559
Net Asset Value Per Share	$10.35
Net Assets - Class N Shares	$5,499,697
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	536,025
Net Asset Value Per Share	$10.26
Net Assets - Class S Shares	$46,911
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,533
Net Asset Value Per Share	$10.35
Net Assets - Class T Shares	$91,251
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,745
Net Asset Value Per Share	$10.43

(1) Includes cost of $8,953,244.

(2) Includes cost of $795.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$333,590
Other income	2,980
Foreign tax withheld	(32,241)
Total Investment Income	304,329
Expenses:
Advisory fees	92,486
12b-1 Distribution and shareholder servicing fees:
Class A Shares	120
Class C Shares	227
Class S Shares	43
Transfer agent administrative fees and expenses:
Class D Shares	4,017
Class S Shares	117
Class T Shares	459
Transfer agent networking and omnibus fees:
Class A Shares	40
Class C Shares	19
Class I Shares	21
Other transfer agent fees and expenses:
Class A Shares	26
Class C Shares	14
Class D Shares	2,250
Class I Shares	13
Class N Shares	831
Class S Shares	9
Class T Shares	37
Registration fees	97,400
Non-affiliated fund administration fees	69,295
Professional fees	55,691
Shareholder reports expense	9,417
Custodian fees	7,320
Non-interested Trustees’ fees and expenses	255
Affiliated fund administration fees	222
Other expenses	4,026
Total Expenses	344,355
Less: Excess Expense Reimbursement and Waivers	(242,179)
Net Expenses	102,176
Net Investment Income/(Loss)	202,153
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(1,393,883)
Total Net Realized Gain/(Loss) on Investments	(1,393,883)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(251,942)
Total Change in Unrealized Net Appreciation/Depreciation	(251,942)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,443,672)

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Small Cap Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$202,153	$256,718
Net realized gain/(loss) on investments	(1,393,883)	103,188
Change in unrealized net appreciation/depreciation	(251,942)	(917,276)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,443,672)	(557,370)
Dividends and Distributions to Shareholders
Class A Shares	(2,993)	(3,268)
Class C Shares	(1,425)	(3,300)
Class D Shares	(124,861)	(177,129)
Class I Shares	(1,914)	(3,311)
Class N Shares	(219,721)	(473,682)
Class S Shares	(1,557)	(3,240)
Class T Shares	(4,922)	(14,728)
Net Decrease from Dividends and Distributions to Shareholders	(357,393)	(678,658)
Capital Share Transactions:
Class A Shares	2,630	17,126
Class C Shares	(3,041)	9,380
Class D Shares	(548,567)	3,657,698
Class I Shares	(3,067)	8,863
Class N Shares	(40,915)	436,072
Class S Shares	1,557	3,240
Class T Shares	(465,621)	591,243
Net Increase/(Decrease) from Capital Share Transactions	(1,057,024)	4,723,622
Net Increase/(Decrease) in Net Assets	(2,858,089)	3,487,594
Net Assets:
Beginning of period	11,710,976	8,223,382
End of period	$8,852,887	$11,710,976

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)		2017(2)
Net Asset Value, Beginning of Period	$12.31	$13.26	$12.73		$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.22	0.23	0.03		0.01
Net realized and unrealized gain/(loss)	(1.82)	(0.38)	0.50		0.57
Total from Investment Operations	(1.60)	(0.15)	0.53		0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.11)	—		—
Distributions (from capital gains)	(0.11)	(0.69)	—		—
Total Dividends and Distributions	(0.38)	(0.80)	—		—
Net Asset Value, End of Period	$10.33	$12.31	$13.26		$12.73
Total Return*	(12.64)%	(1.47)%	4.16%		4.77%
Net Assets, End of Period (in thousands)	$58	$66	$55		$52
Average Net Assets for the Period (in thousands)	$77	$65	$53		$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.51%	5.67%	2.96%		3.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.34%	1.37%		1.32%
Ratio of Net Investment Income/(Loss)	2.13%	1.74%	1.32%		0.46%
Portfolio Turnover Rate	72%	119%	18%		69%
				1

Class C Shares
For a share outstanding during the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.23	$13.22	$12.71	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.18	0.14	0.01	(0.01)
Net realized and unrealized gain/(loss)	(1.79)	(0.36)	0.50	0.57
Total from Investment Operations	(1.61)	(0.22)	0.51	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.08)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.28)	(0.77)	—	—
Net Asset Value, End of Period	$10.34	$12.23	$13.22	$12.71
Total Return*	(12.87)%	(2.04)%	4.01%	4.61%
Net Assets, End of Period (in thousands)	$48	$61	$57	$52
Average Net Assets for the Period (in thousands)	$49	$65	$54	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.92%	6.30%	3.73%	4.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.99%	2.13%	2.09%
Ratio of Net Investment Income/(Loss)	1.70%	1.04%	0.59%	(0.31)%
Portfolio Turnover Rate	72%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Small Cap Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.37	$13.27	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.22	0.29	0.04	0.01
Net realized and unrealized gain/(loss)	(1.82)	(0.43)	0.50	0.57
Total from Investment Operations	(1.60)	(0.14)	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.07)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.38)	(0.76)	—	—
Net Asset Value, End of Period	$10.39	$12.37	$13.27	$12.73
Total Return*	(12.61)%	(1.37)%	4.24%	4.77%
Net Assets, End of Period (in thousands)	$3,062	$4,234	$1,147	$263
Average Net Assets for the Period (in thousands)	$3,353	$5,055	$737	$84
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.77%	3.08%	3.16%	7.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.23%	1.22%	1.19%
Ratio of Net Investment Income/(Loss)	2.06%	2.16%	2.13%	0.55%
Portfolio Turnover Rate	72%	119%	18%	69%

Class I Shares
For a share outstanding during the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.34	$13.27	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.23	0.25	0.03	0.01
Net realized and unrealized gain/(loss)	(1.82)	(0.37)	0.51	0.57
Total from Investment Operations	(1.59)	(0.12)	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.12)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.40)	(0.81)	—	—
Net Asset Value, End of Period	$10.35	$12.34	$13.27	$12.73
Total Return*	(12.52)%	(1.24)%	4.24%	4.77%
Net Assets, End of Period (in thousands)	$47	$59	$55	$54
Average Net Assets for the Period (in thousands)	$51	$59	$54	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.21%	5.65%	2.72%	3.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.10%	1.15%	1.07%
Ratio of Net Investment Income/(Loss)	2.20%	1.90%	1.52%	0.71%
Portfolio Turnover Rate	72%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.23	$13.27	$12.73	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.23	0.25	0.03	0.18
Net realized and unrealized gain/(loss)	(1.80)	(0.36)	0.51	2.55
Total from Investment Operations	(1.57)	(0.11)	0.54	2.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.24)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.40)	(0.93)	—	—
Net Asset Value, End of Period	$10.26	$12.23	$13.27	$12.73
Total Return*	(12.44)%	(1.22)%	4.24%	27.30%
Net Assets, End of Period (in thousands)	$5,500	$6,605	$6,750	$6,420
Average Net Assets for the Period (in thousands)	$5,582	$6,961	$6,535	$5,673
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.39%	3.09%	2.69%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.07%	1.10%	1.19%
Ratio of Net Investment Income/(Loss)	2.25%	1.89%	1.59%	2.56%
Portfolio Turnover Rate	72%	119%	18%	69%

Class S Shares
For a share outstanding during the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(4)
Net Asset Value, Beginning of Period	$12.30	$13.25	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.21	0.20	0.03	—(5)
Net realized and unrealized gain/(loss)	(1.81)	(0.36)	0.49	0.58
Total from Investment Operations	(1.60)	(0.16)	0.52	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.10)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.35)	(0.79)	—	—
Net Asset Value, End of Period	$10.35	$12.30	$13.25	$12.73
Total Return*	(12.64)%	(1.53)%	4.08%	4.77%
Net Assets, End of Period (in thousands)	$47	$54	$55	$52
Average Net Assets for the Period (in thousands)	$47	$57	$53	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.11%	6.14%	3.17%	3.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.43%	1.41%	1.57%
Ratio of Net Investment Income/(Loss)	2.06%	1.51%	1.27%	0.21%
Portfolio Turnover Rate	72%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from December 15, 2016 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Small Cap Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.35	$13.26	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.17	0.31	0.03	0.01
Net realized and unrealized gain/(loss)	(1.77)	(0.45)	0.50	0.57
Total from Investment Operations	(1.60)	(0.14)	0.53	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.08)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.32)	(0.77)	—	—
Net Asset Value, End of Period	$10.43	$12.35	$13.26	$12.73
Total Return*	(12.68)%	(1.40)%	4.16%	4.77%
Net Assets, End of Period (in thousands)	$91	$632	$105	$57
Average Net Assets for the Period (in thousands)	$183	$535	$80	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.76%	3.73%	3.10%	3.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.31%	1.23%	1.32%
Ratio of Net Investment Income/(Loss)	1.61%	2.34%	1.64%	0.47%
Portfolio Turnover Rate	72%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Small Cap Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Small Cap Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the Class R6 Predecessor Fund shares (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors

Janus Investment Fund	19

Janus Henderson International Small Cap Fund

Notes to Financial Statements

purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

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Janus Henderson International Small Cap Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Deferred Offering Costs

Costs incurred in connection with the offering and initial registration of the Predecessor Fund were deferred in conformity with accounting principles generally accepted in the United States of America and are amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by the Predecessor Fund were fully amortized to expense as of December 15, 2017.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Investment Fund	21

Janus Henderson International Small Cap Fund

Notes to Financial Statements

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

22	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	0.99
Next $500 Million	0.89
Over $1 Billion	0.84

The Fund’s actual investment advisory fee rate for the reporting period was 0.99% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.98% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. The previous expense limit (until February 1, 2019) was 1.06%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Investment Fund	23

Janus Henderson International Small Cap Fund

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to

24	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Notes to Financial Statements

0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the year ended September 30, 2019.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2019.

Janus Investment Fund	25

Janus Henderson International Small Cap Fund

Notes to Financial Statements

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	81%	1%
Class C Shares	96	1
Class D Shares	-	-
Class I Shares	100	1
Class N Shares	93	58
Class S Shares	100	1
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 213,694	$ -	$ (1,392,114)	$ -	$ -	$ (838)	$ (127,246)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,183,776)	$ (208,338)	$ (1,392,114)

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Janus Henderson International Small Cap Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,967,922	$ 829,362	$ (956,608)	$ (127,246)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 254,020	$ 103,373	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 678,658	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (2,040)	$ 2,040

Janus Investment Fund	27

Janus Henderson International Small Cap Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,449	$ 25,000	1,007	$ 13,858
Reinvested dividends and distributions	321	2,993	252	3,268
Shares repurchased	(2,549)	(25,363)	-	-
Net Increase/(Decrease)	221	$ 2,630	1,259	$ 17,126
Class C Shares:
Shares sold	-	$ -	633	$ 8,805
Reinvested dividends and distributions	153	1,425	255	3,300
Shares repurchased	(481)	(4,466)	(225)	(2,725)
Net Increase/(Decrease)	(328)	$ (3,041)	663	$ 9,380
Class D Shares:
Shares sold	71,932	$ 749,293	619,596	$8,454,433
Reinvested dividends and distributions	13,302	124,643	13,472	175,273
Shares repurchased	(132,807)	(1,422,503)	(377,255)	(4,972,008)
Net Increase/(Decrease)	(47,573)	$ (548,567)	255,813	$3,657,698
Class I Shares:
Shares sold	480	$ 4,467	406	$ 5,552
Reinvested dividends and distributions	205	1,914	255	3,311
Shares repurchased	(903)	(9,448)	-	-
Net Increase/(Decrease)	(218)	$ (3,067)	661	$ 8,863
Class N Shares:
Shares sold	9,090	$ 95,440	43,197	$ 583,371
Reinvested dividends and distributions	1,892	17,481	1,002	12,864
Shares repurchased	(14,874)	(153,836)	(13,070)	(160,163)
Net Increase/(Decrease)	(3,892)	$ (40,915)	31,129	$ 436,072
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	167	1,557	250	3,240
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	167	$ 1,557	250	$ 3,240
Class T Shares:
Shares sold	5,776	$ 59,880	49,271	$ 669,241
Reinvested dividends and distributions	523	4,922	1,134	14,728
Shares repurchased	(48,759)	(530,423)	(7,115)	(92,726)
Net Increase/(Decrease)	(42,460)	$ (465,621)	43,290	$ 591,243

28	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 6,724,434	$ 7,862,784	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson International Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Small Cap Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson International Small Cap Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson International Small Cap Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$103,373
Foreign Taxes Paid	$32,078
Foreign Source Income	$280,322
Qualified Dividend Income Percentage	95%

48	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	49

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

50	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	51

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

52	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	53

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

54	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	55

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

56	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ollie Beckett 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson International Small Cap Fund	6/17-Present (predecessor fund since inception 12/16)	Portfolio Manager for other Janus Henderson accounts.
Andrew Gillan 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson International Small Cap Fund	6/17-Present (predecessor fund since inception 12/16)	Head of Asia (ex-Japan) Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Senior Investment Manager at Aberdeen Asset Management (2001-2013).
Yun Young Lee 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson International Small Cap Fund	6/17-Present (predecessor fund since inception 12/16)	Portfolio Manager for another Janus Henderson account.
Nick Sheridan 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson International Small Cap Fund	6/17-Present (predecessor fund since inception 12/16)	Portfolio Manager for other Janus Henderson accounts.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	57

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson International Small Cap Fund

Notes

NotesPage1

60	SEPTEMBER 30, 2019

Janus Henderson International Small Cap Fund

Notes

NotesPage2

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93084 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson International Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Value Fund

Janus Henderson International Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson International Value Fund’s Class I Shares returned -4.03% over the one-year period ended September 30, 2019. The Fund underperformed its primary benchmark, the MSCI EAFE® Index, which returned -1.34%, and its secondary benchmark, the MSCI All Country World ex-U.S. IndexSM, which returned -1.23%, in the period.

INVESTMENT ENVIRONMENT

Global equities fell sharply in the fourth quarter of 2018, rebounded in the early months of 2019, continued to grind higher through April, and then remained in a sideways range through the end of the period. Deteriorating global growth metrics coupled with stretched valuations lead us to be cautious over the period. Many of the same fears that drove markets lower at the end of 2018 continued to weigh on investor sentiment at period end. Political tension around the globe clearly has had a more pronounced impact on the global economy, and we believe risks are elevated and skewed to the downside. U.S.-China trade tensions and Brexit, for example, are contributing to the slowdown in economic activity as corporations around the world face elevated uncertainty in making investment decisions. Central banks began cutting interest rates during the period and increased quantitative easing in order to provide stimulus, but with rates at such historically low levels, it remains highly uncertain what degree of impact this monetary stimulus will have.

DETRACTORS

Stock selection was the primary driver of underperformance for the trailing one-year period. Specifically, stock selection in the industrials and consumer discretionary sectors hurt benchmark-relative performance. From a country perspective, the Fund’s positions in emerging markets countries generally were detractors.

Bank of Ireland Group, one of the largest banks in Ireland, led absolute detractors. The company reported weaker net interest margin and less progress than expected on expense reductions during the period. The interest rate environment in Europe and Brexit fears also weighed on the shares. With healthy capital ratios, strong market share and a recovering end market in Ireland, we view the reward-to-risk favorably and added to our position over the period.

Grupo Televisa is the leading producer and distributor of television content in Mexico. The stock underperformed during the period, driven by a reduction in government advertising spending, a decline in private sector advertising, as well as continued concerns over secular headwinds from digital/over-the-top competition. Televisa’s scale and vertical integration does give it a slight advantage in terms of lower costs and a history of producing highly rated Spanish content. We believe the reward-to-risk ratio remains attractive given the company’s strong positioning in an underpenetrated pay-TV market, its ongoing leadership in Spanish-speaking content, and a solid balance sheet.

Andritz, an Austrian engineering company, is a supplier of plants, equipment and services for hydropower stations, the pulp and paper industry, and the metal working and steel industries. Andritz detracted from performance for the period as the company’s results were hit by a decrease in demand as a result of slowing global growth. Declining demand for automotive projects hurt the metals business. A weakening international pulp market and slowing demand from Chinese paper producers also weighed on profit margins.

CONTRIBUTORS

Stock selection and overweight allocations in the health care and consumer staples sectors contributed positively to relative performance for the period. At the country level, an overweight allocation and stock selection in

Janus Investment Fund	1

Janus Henderson International Value Fund (unaudited)

Switzerland helped performance. The three top contributors for the period were Swiss companies.

Nestlé, the largest food company in the world, was the top absolute contributor to performance. The consumer staples company delivered strong organic growth progression during the period, driven by pet care, coffee and infant nutrition products. Geographically, growth was led by the United States and Brazil. Nestlé continues to announce further asset disposals, including a meat business, and finalized the sale of its skin care business. Though we believe Nestlé is a fine company with a pristine balance sheet, we trimmed our position during the period as the reward-to-risk ratio compressed on share price strength.

Roche, one of the largest pharmaceutical companies in the world, performed well during the period, driven by improving sales and particularly high growth in the China end-market. Although biosimilar competition remains a key risk, we think its effects will be more than offset by Roche’s pipeline of newer medicines. We believe the current reward-to-risk ratio remains balanced and continue to hold a position.

Novartis, another one of the world’s largest pharmaceutical companies, aided results after providing a strong outlook and completing the spin-off of its Alcon eye care business, one of several steps the company has taken to be more focused. The company has the potential to launch more than 10 blockbuster pharmaceutical products over the next two years that should help fuel longer-term growth.

OUTLOOK AND POSITIONING

We have observed two distinct dynamics in financial markets that are somewhat difficult to reconcile. On the one hand, macroeconomic indicators are clearly decelerating if not outright contracting. For example, the ISM Manufacturing Index, which is an indicator of recent U.S. economic activity, continued to decline and fell below 50 in August/September, implying a contraction of activity. The collective impact of trade tension, Brexit and geopolitics is increasingly being felt, especially in Europe and China, but even in the U.S., as well. These increasingly gloomy indicators heighten our concerns about a looming recession and especially its impact on more economically sensitive areas of the stock market.

And yet, amid this elevated investor fear, we simultaneously have observed the valuation-spread between “defensives” and “cyclicals” widening to abnormally high levels. This suggests that investors are willing to pay increasingly high multiples for the perception of earnings stability which, we would point out in high-flying sectors such as technology, might be more illusory in the face of a real economic downturn. Specifically, September saw several days of violent reversals in which significant flows of capital left more “momentum” stocks in favor of down-and-out “value” stocks.

Hence, beaten-up economically sensitive stocks are increasingly populating our research agendas. We gradually have been increasing our exposure here as reward-to-risk ratios strike us as more compelling in areas such as financials and consumer discretionary. However, we remain firmly rooted in our process with a disciplined focus on downside mitigation.

Thank you for your investment in the Janus Henderson International Value Fund.

2	SEPTEMBER 30, 2019

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Nestle SA (REG)	0.91%	Bank of Ireland Group PLC	-0.84%
	Roche Holding AG	0.85%	Grupo Televisa SAB (ADR)	-0.56%
	Novartis AG	0.56%	ANDRITZ AG	-0.48%
	Kitagawa Industries Co Ltd	0.45%	CK Hutchison Holdings Ltd	-0.42%
	Danone SA	0.44%	GEA Group AG	-0.42%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	1.43%	17.11%	11.26%
	Consumer Staples	0.48%	16.74%	11.69%
	Energy	0.35%	3.84%	5.70%
	Other**	0.33%	7.39%	0.00%
	Information Technology	0.17%	2.93%	6.36%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-1.65%	15.38%	14.49%
	Consumer Discretionary	-1.14%	11.03%	11.13%
	Communication Services	-0.88%	8.79%	5.48%
	Real Estate	-0.54%	3.51%	3.67%
	Utilities	-0.28%	1.09%	3.67%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Sanofi
Pharmaceuticals	4.6%
Roche Holding AG
Pharmaceuticals	4.5%
BAE Systems PLC
Aerospace & Defense	3.5%
Novartis AG
Pharmaceuticals	3.4%
GlaxoSmithKline PLC
Pharmaceuticals	3.2%
19.2%

Asset Allocation - (% of Net Assets)
Common Stocks	93.3%
Repurchase Agreements	6.5%
Other	0.2%
100.0%

Emerging markets comprised 6.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson International Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-3.97%	1.65%	3.57%	2.02%	1.18%
Class A Shares at MOP	-9.51%	0.44%	2.63%
Class C Shares at NAV	-4.23%	1.02%	2.90%	2.65%	1.88%
Class C Shares at CDSC	-5.11%	1.02%	2.90%
Class D Shares(1)	-4.07%	1.77%	3.69%	1.48%	1.02%
Class I Shares	-4.03%	1.82%	3.76%	1.40%	0.97%
Class N Shares	-3.92%	1.93%	3.86%	1.22%	0.86%
Class S Shares	-3.92%	1.62%	3.51%	2.25%	1.36%
Class T Shares	-4.16%	1.65%	3.59%	1.59%	1.11%
MSCI EAFE Index	-1.34%	3.27%	4.83%
MSCI All Country World ex-U.S. Index	-1.23%	2.90%	4.06%
Morningstar Quartile - Class I Shares	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Foreign Large Value Funds	94/348	82/296	86/283

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson International Value Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 1, 2013

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson International Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$997.00	$5.46	$1,000.00	$1,019.60	$5.52	1.09%
Class C Shares	$1,000.00	$999.00	$3.41	$1,000.00	$1,021.66	$3.45	0.68%
Class D Shares	$1,000.00	$997.00	$5.11	$1,000.00	$1,019.95	$5.17	1.02%
Class I Shares	$1,000.00	$995.90	$4.85	$1,000.00	$1,020.21	$4.91	0.97%
Class N Shares	$1,000.00	$998.00	$4.31	$1,000.00	$1,020.76	$4.36	0.86%
Class S Shares	$1,000.00	$999.00	$3.51	$1,000.00	$1,021.56	$3.55	0.70%
Class T Shares	$1,000.00	$995.90	$5.55	$1,000.00	$1,019.50	$5.62	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson International Value Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 93.3%
Aerospace & Defense – 5.3%
BAE Systems PLC	203,383	$1,425,109
Meggitt PLC	88,836	693,460
		2,118,569
Automobiles – 7.1%
Bayerische Motoren Werke AG	12,866	905,640
Honda Motor Co Ltd	41,000	1,061,313
Hyundai Motor Co	8,006	896,993
		2,863,946
Banks – 4.0%
Bank of Ireland Group PLC	119,595	474,418
Lloyds Banking Group PLC	1,010,826	672,501
Royal Bank of Scotland Group PLC	184,987	472,092
		1,619,011
Beverages – 1.5%
Diageo PLC	9,801	401,573
Stock Spirits Group PLC	74,019	212,011
		613,584
Chemicals – 1.9%
Nutrien Ltd	9,775	487,016
Tikkurila Oyj	18,537	273,530
		760,546
Commercial Services & Supplies – 1.0%
Daiseki Co Ltd	11,200	285,827
Secom Joshinetsu Co Ltd	3,575	116,400
		402,227
Communications Equipment – 0.4%
Icom Inc	7,400	151,888
Construction Materials – 2.4%
HeidelbergCement AG	6,566	474,561
Vicat SA	11,376	493,423
		967,984
Containers & Packaging – 1.4%
Amcor PLC	56,633	544,578
Diversified Consumer Services – 0.1%
Shingakukai Holdings Co Ltd	9,175	44,386
Diversified Telecommunication Services – 4.6%
Bharti Infratel Ltd	173,216	628,954
Singapore Telecommunications Ltd	536,800	1,204,284
		1,833,238
Electrical Equipment – 0.6%
Cosel Co Ltd	24,200	229,442
Electronic Equipment, Instruments & Components – 1.8%
Celestica Inc*	50,295	360,615
Hirose Electric Co Ltd	3,000	367,404
		728,019
Food & Staples Retailing – 0.8%
Qol Holdings Co Ltd	23,700	314,582
Food Products – 9.1%
Danone SA	13,609	1,198,648
Nestle SA (REG)	11,425	1,239,827
Orkla ASA	132,621	1,206,852
		3,645,327
Health Care Providers & Services – 1.8%
BML Inc	15,100	405,888
Toho Holdings Co Ltd	13,200	305,367
		711,255
Hotels, Restaurants & Leisure – 1.9%
Grand Korea Leisure Co Ltd	18,445	318,469

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Kangwon Land Inc	18,374	$453,973
		772,442
Industrial Conglomerates – 1.9%
CK Hutchison Holdings Ltd	84,184	743,290
Information Technology Services – 0.7%
Transcosmos Inc	11,700	281,921
Insurance – 0.9%
Sompo Holdings Inc	9,058	378,457
Interactive Media & Services – 1.9%
Z Holdings Corp	269,300	757,258
Machinery – 5.9%
ANDRITZ AG	14,199	580,277
Asahi Diamond Industrial Co Ltd	8,400	47,862
Ebara Corp	23,700	630,699
Fukushima Industries Corp	5,500	159,490
GEA Group AG	23,967	646,973
Hoshizaki Corp	3,900	306,271
		2,371,572
Media – 0.7%
Grupo Televisa SAB (ADR)	29,432	287,845
Metals & Mining – 1.1%
Yamato Kogyo Co Ltd	17,600	436,296
Multi-Utilities – 1.2%
Engie SA	28,645	467,635
Oil, Gas & Consumable Fuels – 3.6%
BP PLC (ADR)	21,283	808,541
Canadian Natural Resources Ltd	8,850	235,497
Royal Dutch Shell PLC	13,680	400,914
		1,444,952
Personal Products – 2.9%
CLIO Cosmetics Co Ltd*	9,002	143,008
Unilever NV	16,733	1,005,694
		1,148,702
Pharmaceuticals – 15.6%
GlaxoSmithKline PLC	60,629	1,300,274
Novartis AG	15,624	1,355,082
Roche Holding AG	6,163	1,793,990
Sanofi	19,738	1,829,681
		6,279,027
Professional Services – 0.9%
Bureau Veritas SA	15,345	369,578
Real Estate Management & Development – 3.1%
Bridgemarq Real Estate Services	20,389	226,562
CK Asset Holdings Ltd	79,178	536,440
Foxtons Group PLC*	260,917	160,373
LSL Property Services PLC	116,004	306,598
		1,229,973
Specialty Retail – 0.6%
Lookers PLC	231,111	160,235
Vertu Motors PLC	233,203	95,463
		255,698
Textiles, Apparel & Luxury Goods – 1.3%
Cie Financiere Richemont SA	7,392	542,436
Tobacco – 2.1%
Imperial Brands PLC	15,316	344,213
Scandinavian Tobacco Group A/S (144A)	42,433	496,591
		840,804

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Value Fund

Schedule of Investments

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Trading Companies & Distributors – 1.1%
Travis Perkins PLC	28,456	$451,605
Wireless Telecommunication Services – 2.1%
Vodafone Group PLC	421,300	839,006
Total Common Stocks (cost $40,540,284)		37,447,079
Repurchase Agreements – 6.5%
Undivided interest of 4.9% in a joint repurchase agreement (principal amount $53,200,000 with a maturity value of $53,202,956) with ING Financial Markets LLC, 2.0000%, dated 9/30/19, maturing 10/1/19 to be repurchased at $2,600,144 collateralized by $54,062,900 in U.S. Treasuries 0% - 2.8750%, 11/19/19 - 8/15/26 with a value of $54,267,039 (cost $2,600,000)	$2,600,000	2,600,000
Total Investments (total cost $43,140,284) – 99.8%		40,047,079
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		86,793
Net Assets – 100%		$40,133,872

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$8,743,968	21.8%
Japan	6,280,751	15.7
Switzerland	4,931,335	12.3
France	4,358,965	10.9
United States	3,144,578	7.9
Germany	2,027,174	5.1
South Korea	1,812,443	4.5
Canada	1,309,690	3.3
Hong Kong	1,279,730	3.2
Norway	1,206,852	3.0
Singapore	1,204,284	3.0
Netherlands	1,005,694	2.5
India	628,954	1.6
Austria	580,277	1.4
Denmark	496,591	1.2
Ireland	474,418	1.2
Mexico	287,845	0.7
Finland	273,530	0.7

Total	$40,047,079	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $496,591, which represents 1.2% of net assets.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$37,447,079	$-	$-
Repurchase Agreements	-	2,600,000	-
Total Assets	$37,447,079	$2,600,000	$-

Janus Investment Fund	11

Janus Henderson International Value Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$37,447,079
Repurchase agreements, at value(2)	2,600,000
Cash	2,633
Non-interested Trustees' deferred compensation	1,037
Receivables:
Foreign tax reclaims	133,820
Dividends	77,568
Fund shares sold	1,229
Interest	144
Other assets	95
Total Assets	40,263,605
Liabilities:
Payables:	—
Professional fees	38,045
Investments purchased	22,891
Fund shares repurchased	21,796
Non-affiliated fund administration fees payable	16,277
Advisory fees	15,384
Custodian fees	3,976
Registration fees	2,502
Transfer agent fees and expenses	1,812
Non-interested Trustees' deferred compensation fees	1,037
Printing fees	405
12b-1 Distribution and shareholder servicing fees	298
Non-interested Trustees' fees and expenses	281
Postage fees	263
Affiliated fund administration fees payable	82
Accrued expenses and other payables	4,684
Total Liabilities	129,733
Net Assets	$40,133,872

See Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$41,933,565
Total distributable earnings (loss)	(1,799,693)
Total Net Assets	$40,133,872
Net Assets - Class A Shares	$732,243
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	74,619
Net Asset Value Per Share(3)	$9.81
Maximum Offering Price Per Share(4)	$10.41
Net Assets - Class C Shares	$127,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,941
Net Asset Value Per Share(3)	$9.82
Net Assets - Class D Shares	$3,561,704
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	362,103
Net Asset Value Per Share	$9.84
Net Assets - Class I Shares	$5,438,524
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	553,091
Net Asset Value Per Share	$9.83
Net Assets - Class N Shares	$29,394,096
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,979,318
Net Asset Value Per Share	$9.87
Net Assets - Class S Shares	$109,488
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,131
Net Asset Value Per Share	$9.84
Net Assets - Class T Shares	$770,765
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	78,577
Net Asset Value Per Share	$9.81

(1) Includes cost of $40,540,284.

(2) Includes cost of repurchase agreements of $2,600,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Value Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$1,464,390
Interest	66,190
Other income	9
Foreign tax withheld	(130,570)
Total Investment Income	1,400,019
Expenses:
Advisory fees	326,012
12b-1 Distribution and shareholder servicing fees:
Class A Shares	550
Class C Shares	848
Class S Shares	45
Transfer agent administrative fees and expenses:
Class D Shares	4,315
Class S Shares	369
Class T Shares	2,548
Transfer agent networking and omnibus fees:
Class A Shares	219
Class C Shares	55
Class I Shares	3,416
Other transfer agent fees and expenses:
Class A Shares	33
Class C Shares	30
Class D Shares	1,466
Class I Shares	198
Class N Shares	1,220
Class S Shares	12
Class T Shares	42
Registration fees	110,546
Non-affiliated fund administration fees	68,470
Professional fees	53,994
Custodian fees	11,280
Shareholder reports expense	4,192
Non-interested Trustees’ fees and expenses	1,195
Affiliated fund administration fees	959
Other expenses	5,130
Total Expenses	597,144
Less: Excess Expense Reimbursement and Waivers	(232,535)
Net Expenses	364,609
Net Investment Income/(Loss)	1,035,410
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	765,885
Total Net Realized Gain/(Loss) on Investments	765,885
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,700,536)
Total Change in Unrealized Net Appreciation/Depreciation	(3,700,536)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,899,241)

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$1,035,410	$1,015,596
Net realized gain/(loss) on investments	765,885	2,872,906
Change in unrealized net appreciation/depreciation	(3,700,536)	(3,410,816)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,899,241)	477,686
Dividends and Distributions to Shareholders
Class A Shares	(20,737)	(9,664)
Class C Shares	(23,622)	(7,932)
Class D Shares	(296,636)	(113,024)
Class I Shares	(186,631)	(237,185)
Class N Shares	(2,804,433)	(1,176,228)
Class S Shares	(20,032)	(7,662)
Class T Shares	(84,087)	(45,637)
Net Decrease from Dividends and Distributions to Shareholders	(3,436,178)	(1,597,332)
Capital Share Transactions:
Class A Shares	518,645	(71,815)
Class C Shares	(145,991)	(37,103)
Class D Shares	201,465	434,329
Class I Shares	3,175,498	(5,370,345)
Class N Shares	(3,074,171)	(2,584,002)
Class S Shares	(129,887)	9,857
Class T Shares	(172,770)	(35,976)
Net Increase/(Decrease) from Capital Share Transactions	372,789	(7,655,055)
Net Increase/(Decrease) in Net Assets	(4,962,630)	(8,774,701)
Net Assets:
Beginning of period	45,096,502	53,871,203
End of period	$40,133,872	$45,096,502

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.27	$11.53	$10.47	$10.26	$11.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.21	0.17	0.24	0.14
Net realized and unrealized gain/(loss)	(0.68)	(0.14)	1.21	0.27	(0.82)
Total from Investment Operations	(0.53)	0.07	1.38	0.51	(0.68)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.20)	(0.22)	(0.23)	(0.20)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.93)	(0.33)	(0.32)	(0.30)	(0.48)
Net Asset Value, End of Period	$9.81	$11.27	$11.53	$10.47	$10.26
Total Return*	(3.97)%	0.56%	13.72%	5.17%	(6.05)%
Net Assets, End of Period (in thousands)	$732	$257	$336	$385	$220
Average Net Assets for the Period (in thousands)	$325	$318	$341	$319	$233
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.38%	2.02%	2.07%	2.40%	2.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.19%	1.23%	1.25%	1.27%
Ratio of Net Investment Income/(Loss)	1.57%	1.80%	1.57%	2.36%	1.28%
Portfolio Turnover Rate	14%	23%	24%	22%	12%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.20	$11.47	$10.40	$10.17	$11.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.13	0.10	0.14	0.06
Net realized and unrealized gain/(loss)	(0.72)	(0.14)	1.21	0.29	(0.81)
Total from Investment Operations	(0.54)	(0.01)	1.31	0.43	(0.75)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.13)	(0.14)	(0.13)	(0.14)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.84)	(0.26)	(0.24)	(0.20)	(0.42)
Net Asset Value, End of Period	$9.82	$11.20	$11.47	$10.40	$10.17
Total Return*	(4.23)%	(0.15)%	13.06%	4.38%	(6.77)%
Net Assets, End of Period (in thousands)	$127	$316	$361	$268	$253
Average Net Assets for the Period (in thousands)	$194	$356	$294	$263	$251
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.42%	2.65%	2.65%	3.24%	3.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.88%	1.91%	2.01%	2.00%
Ratio of Net Investment Income/(Loss)	1.83%	1.10%	0.99%	1.43%	0.54%
Portfolio Turnover Rate	14%	23%	24%	22%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.26	$11.52	$10.45	$10.24	$11.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.23	0.20	0.23	0.16
Net realized and unrealized gain/(loss)	(0.77)	(0.14)	1.21	0.30	(0.83)
Total from Investment Operations	(0.53)	0.09	1.41	0.53	(0.67)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.22)	(0.24)	(0.25)	(0.21)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.89)	(0.35)	(0.34)	(0.32)	(0.49)
Net Asset Value, End of Period	$9.84	$11.26	$11.52	$10.45	$10.24
Total Return*	(4.07)%	0.73%	14.04%	5.35%	(5.98)%
Net Assets, End of Period (in thousands)	$3,562	$3,815	$3,498	$2,568	$2,492
Average Net Assets for the Period (in thousands)	$3,603	$3,893	$2,992	$2,508	$2,450
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.48%	1.85%	2.48%	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.02%	1.04%	1.12%	1.16%
Ratio of Net Investment Income/(Loss)	2.44%	2.00%	1.93%	2.27%	1.44%
Portfolio Turnover Rate	14%	23%	24%	22%	12%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.25	$11.51	$10.45	$10.24	$11.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.19	0.21	0.23	0.16
Net realized and unrealized gain/(loss)	(0.79)	(0.09)	1.19	0.31	(0.82)
Total from Investment Operations	(0.53)	0.10	1.40	0.54	(0.66)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.23)	(0.24)	(0.26)	(0.23)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.89)	(0.36)	(0.34)	(0.33)	(0.51)
Net Asset Value, End of Period	$9.83	$11.25	$11.51	$10.45	$10.24
Total Return*	(4.03)%	0.79%	14.02%	5.50%	(5.94)%
Net Assets, End of Period (in thousands)	$5,439	$2,557	$8,040	$6,576	$6,236
Average Net Assets for the Period (in thousands)	$3,572	$5,259	$7,270	$6,217	$6,755
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.40%	1.72%	2.31%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.97%	0.98%	1.05%	1.06%
Ratio of Net Investment Income/(Loss)	2.62%	1.64%	1.99%	2.31%	1.46%
Portfolio Turnover Rate	14%	23%	24%	22%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.29	$11.54	$10.46	$10.26	$11.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.24	0.29	0.24	0.17
Net realized and unrealized gain/(loss)	(0.77)	(0.13)	1.14	0.29	(0.82)
Total from Investment Operations	(0.52)	0.11	1.43	0.53	(0.65)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.23)	(0.25)	(0.26)	(0.23)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.90)	(0.36)	(0.35)	(0.33)	(0.51)
Net Asset Value, End of Period	$9.87	$11.29	$11.54	$10.46	$10.26
Total Return*	(3.92)%	0.90%	14.28%	5.45%	(5.84)%
Net Assets, End of Period (in thousands)	$29,394	$36,821	$40,245	$1,588	$1,508
Average Net Assets for the Period (in thousands)	$31,892	$38,439	$21,621	$1,508	$1,505
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.22%	1.11%	2.19%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.87%	0.96%	0.99%
Ratio of Net Investment Income/(Loss)	2.56%	2.12%	2.70%	2.39%	1.57%
Portfolio Turnover Rate	14%	23%	24%	22%	12%

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.29	$11.55	$10.48	$10.27	$11.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.20	0.17	0.21	0.14
Net realized and unrealized gain/(loss)	(0.73)	(0.13)	1.21	0.29	(0.82)
Total from Investment Operations	(0.52)	0.07	1.38	0.50	(0.68)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.20)	(0.21)	(0.22)	(0.21)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.93)	(0.33)	(0.31)	(0.29)	(0.49)
Net Asset Value, End of Period	$9.84	$11.29	$11.55	$10.48	$10.27
Total Return*	(3.92)%	0.50%	13.74%	5.09%	(6.10)%
Net Assets, End of Period (in thousands)	$109	$276	$273	$231	$219
Average Net Assets for the Period (in thousands)	$148	$278	$242	$222	$231
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.71%	2.25%	2.15%	2.72%	2.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.27%	1.29%	1.34%	1.28%
Ratio of Net Investment Income/(Loss)	2.11%	1.71%	1.64%	2.06%	1.27%
Portfolio Turnover Rate	14%	23%	24%	22%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.24	$11.50	$10.45	$10.24	$11.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.21	0.19	0.22	0.15
Net realized and unrealized gain/(loss)	(0.80)	(0.12)	1.19	0.29	(0.82)
Total from Investment Operations	(0.54)	0.09	1.38	0.51	(0.67)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.22)	(0.23)	(0.23)	(0.22)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.89)	(0.35)	(0.33)	(0.30)	(0.50)
Net Asset Value, End of Period	$9.81	$11.24	$11.50	$10.45	$10.24
Total Return*	(4.16)%	0.67%	13.77%	5.24%	(6.06)%
Net Assets, End of Period (in thousands)	$771	$1,055	$1,119	$664	$867
Average Net Assets for the Period (in thousands)	$1,019	$1,211	$864	$809	$870
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.95%	1.59%	1.85%	2.50%	2.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%	1.14%	1.21%	1.23%
Ratio of Net Investment Income/(Loss)	2.58%	1.86%	1.79%	2.13%	1.34%
Portfolio Turnover Rate	14%	23%	24%	22%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

20	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	21

Janus Henderson International Value Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

22	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Janus Investment Fund	23

Janus Henderson International Value Fund

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

24	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,600,000	$—	$(2,600,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.80% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has

Janus Investment Fund	25

Janus Henderson International Value Fund

Notes to Financial Statements

agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

26	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $24.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

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Janus Henderson International Value Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2019.

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	9%	-*	%
Class C Shares	59	-*
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	94	69
Class S Shares	94	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,030,655	$ 366,690	$ -	$ -	$ -	$ (4,333)	$ (3,192,705)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 43,239,784	$ 2,673,513	$ (5,866,218)	$ (3,192,705)

28	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,770,337	$ 1,665,841	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,524,664	$ 72,668	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 118,591	$ 193,003	$ (311,594)

Capital has been adjusted by $118,593, including $35,245 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	29

Janus Henderson International Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	66,135	$ 655,238	2,477	$ 28,866
Reinvested dividends and distributions	2,286	20,737	839	9,664
Shares repurchased	(16,573)	(157,330)	(9,679)	(110,345)
Net Increase/(Decrease)	51,848	$ 518,645	(6,363)	$ (71,815)
Class C Shares:
Shares sold	-	$ -	464	$ 5,300
Reinvested dividends and distributions	2,602	23,622	689	7,932
Shares repurchased	(17,852)	(169,613)	(4,447)	(50,335)
Net Increase/(Decrease)	(15,250)	$ (145,991)	(3,294)	$ (37,103)
Class D Shares:
Shares sold	86,705	$ 848,665	198,701	$ 2,317,069
Reinvested dividends and distributions	32,095	292,064	9,686	111,287
Shares repurchased	(95,565)	(939,264)	(173,247)	(1,994,027)
Net Increase/(Decrease)	23,235	$ 201,465	35,140	$ 434,329
Class I Shares:
Shares sold	376,266	$ 3,708,478	29,380	$ 336,150
Reinvested dividends and distributions	20,531	186,631	20,661	237,185
Shares repurchased	(70,956)	(719,611)	(521,295)	(5,943,680)
Net Increase/(Decrease)	325,841	$ 3,175,498	(471,254)	$(5,370,345)
Class N Shares:
Shares sold	111,942	$ 1,110,319	245,760	$ 2,863,229
Reinvested dividends and distributions	307,504	2,804,433	102,192	1,176,228
Shares repurchased	(702,108)	(6,988,923)	(573,776)	(6,623,459)
Net Increase/(Decrease)	(282,662)	$(3,074,171)	(225,824)	$(2,584,002)
Class S Shares:
Shares sold	738	$ 7,308	211	$ 2,411
Reinvested dividends and distributions	2,206	20,032	664	7,662
Shares repurchased	(16,278)	(157,227)	(19)	(216)
Net Increase/(Decrease)	(13,334)	$ (129,887)	856	$ 9,857
Class T Shares:
Shares sold	60,186	$ 553,464	49,119	$ 565,311
Reinvested dividends and distributions	9,261	84,087	3,975	45,637
Shares repurchased	(84,663)	(810,321)	(56,531)	(646,924)
Net Increase/(Decrease)	(15,216)	$ (172,770)	(3,437)	$ (35,976)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 5,245,338	$ 6,245,062	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

30	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson International Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson International Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

32	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	33

Janus Henderson International Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Janus Henderson International Value Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Janus Henderson International Value Fund

Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

48	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Janus Henderson International Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$1,701,086
Foreign Taxes Paid	$124,572
Foreign Source Income	$896,299
Qualified Dividend Income Percentage	88%

50	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	55

Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	57

Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	SEPTEMBER 30, 2019

Janus Henderson International Value Fund

Notes

NotesPage1

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93058 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Overseas Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Overseas Fund

Janus Henderson Overseas Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	Garth Yettick co-portfolio manager	Julian McManus co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE

The Janus Henderson Overseas Fund’s Class I Shares returned -3.40% over the 12-month period ended September 30, 2019. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. Index℠, returned -1.23%.

MARKET ENVIRONMENT

The period began with a sense of nervousness as investors navigated myriad economic and political concerns. Fears of slowing global economic growth, U.S.-China trade relations, a potential policy misstep by the Federal Reserve (Fed) and the risk of a disorderly “Brexit” all played a role in heightened market volatility. Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The recovery was driven in large part by the Fed, which pivoted its monetary policy, pausing rate hikes and indicating it would be more accommodative to sustain economic growth. Despite a resilient U.S. economy and continued consumer strength, the Fed responded to weaker manufacturing data and risks of slowing global growth with two interest rate cuts later in the period. Treasuries yields fell significantly over the period, and equity sectors tied to rates, such as utilities and real estate, performed best. Stocks tied to global trade and the strong U.S. dollar, such as energy and materials, generally struggled. Many health care stocks also performed poorly as the 2020 U.S. presidential election and rhetoric around Medicare for All policies generated uncertainty.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. However, in shorter time horizons, our strategy may lag the benchmark, as it did this period.

The Fund’s relative performance was hindered by weak stock selection in the consumer discretionary and financials sectors. Conversely, our investments within the information technology and industrials sectors buoyed the Fund’s relative results.

Within consumer discretionary, notable detractors included companies whose growth is tied to the Chinese consumer, as investors grew increasingly worried about how the trade conflict between the U.S. and China could affect the Chinese economy. Samsonite International was among our holdings most impacted by these concerns. Nonetheless, we continued to have a high degree of conviction in the company. Acquisitions have solidified its position as the dominant luggage brand in the world. Over the long term, we think Samsonite could benefit from selling some of its brands, such as Tumi, at a premium. Another positive trend that bodes well for the stock is a rising middle class in China that is traveling more.

Select financials holdings also detracted, including Irish mortgage lender Permanent TSB Group. The company’s share price declined in response to negative political rhetoric about mortgage pricing and concerns about regulatory changes that increase the capital the lender must hold. We continue to hold the stock, however, and believe Permanent TSB will recover as some of these pressures abate.

Concerns about slowing global economic growth coupled with the U.S.-China trade relationship led to a downturn in the materials sector. Metals and mining company Teck Resources consequently declined with the broader sector and was among the Fund’s largest detractors. Our research indicates that the underlying fundamentals of the company remain strong, as it generates stable cash

Janus Investment Fund	1

Janus Henderson Overseas Fund (unaudited)

flow, enjoys strong earnings, is disciplined in its capital expenditures and has good shareholder practices.

Areas of strength in the Fund included information technology. Positive developments within this space included a rebound in sentiment for semiconductor stocks, which benefited from growth in cloud computing and a subsequent increase in demand for memory. ASML Holding, which develops semiconductor manufacturing equipment, consequently gained and was a top performer in the Fund. The company reported an increase in sales driven by customers developing chips that rely on its 10 nanometer process technology.

Rio Tinto was another notable contributor. The mining company’s stock was up in part because of rising iron ore prices. The management team has also done a good job in recent months of communicating its strategy to maintain discipline on new mining projects, which is ultimately supportive of copper and other mineral prices. We continue to see upside for Rio Tinto. The management team’s capital discipline remains a core part of our investment thesis, and we also believe metals such as copper are in deficit relative to global demand.

Although the U.S.-China trade war pressured the industrials sector during the period, our industrials holdings contributed materially to Fund performance. Within this group we favor companies where we believe negative market sentiment already has been priced into stock valuations. As such, the primary performance driver of our industrials holdings during the period was multiple expansion rather than business fundamentals. Standout performers in this group included aircraft engine manufacturer Safran. The company’s quarterly financials have started to reflect declining development costs for its new LEAP engine, which is the exclusive engine for the Boeing 737 MAX aircraft. We also are pleased to see that the market is beginning to realize the opportunity for profit created by Safran’s unique business model. By selling its engines for a nominal fee, then charging customers for maintenance and parts throughout the engine’s 30-year life, Safran is able to generate more profit longer. Also Safran’s takeover of seat maker Zodiac is proving to be a success – a point in which investors have been divided.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Mixed economic data make it difficult to project where the global economy is headed. While Europe, the U.S. and Japan all have experienced a contraction in their manufacturing sectors, employment levels in the U.S. remain strong and those in Europe appear stable. Early signs of stabilization in the semiconductor supply chain, which we view as an indicator of global economic health, also are encouraging.

Nonetheless, trade tensions and political turbulence continue to challenge economic growth and equity markets. In response to the economic slowdown, central bankers have eased monetary policy, yet it is unclear whether negative and low-rate policies are accomplishing policymakers’ objectives. Meanwhile, in Europe, Brexit continues to be an overhang. Notably, our holdings in this region have limited domestic European exposure and are concentrated in businesses that have a global footprint and that we believe are leaders in their respective industries.

We are also comfortable with our Chinese holdings, despite concerns about how trade tensions and tariffs may affect the world’s second-largest economy. The country has shown adeptness at responding to external shocks, and the trade war may provide yet another example.

Going forward, we are confident that our investment approach will continue to serve us well. We believe our process of building high-conviction positions at times of uncertainty, then holding these positions as the market comes to appreciate the long-term growth potential of these stocks will allow us to deliver the investment results our investors expect and deserve.

2	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	ASML Holding NV	1.21%	Samsonite International SA	-0.88%
	Rio Tinto Ltd	0.82%	Mitsubishi UFJ Financial Group Inc	-0.62%
	Diageo PLC	0.66%	Permanent TSB Group Holdings PLC	-0.62%
	Heineken NV	0.54%	Teck Resources Ltd	-0.61%
	Safran SA	0.52%	BNP Paribas SA	-0.57%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.32%	10.14%	8.36%
	Industrials	1.17%	11.21%	11.79%
	Consumer Staples	0.52%	8.47%	9.88%
	Communication Services	0.12%	3.94%	7.22%
	Other**	0.04%	1.80%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.81%	16.30%	10.95%
	Financials	-1.70%	23.83%	21.95%
	Utilities	-0.40%	0.00%	3.33%
	Real Estate	-0.37%	0.13%	3.29%
	Energy	-0.31%	5.99%	7.26%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Safran SA
Aerospace & Defense	5.1%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	4.7%
ASML Holding NV
Semiconductor & Semiconductor Equipment	4.4%
AIA Group Ltd
Insurance	4.4%
Diageo PLC
Beverages	4.2%
22.8%

Asset Allocation - (% of Net Assets)
Common Stocks	97.2%
Investment Companies	2.8%
Other	0.0%
100.0%

Emerging markets comprised 21.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-3.74%	-1.08%	-0.58%	7.19%	1.01%
Class A Shares at MOP	-9.28%	-2.24%	-1.17%	6.95%
Class C Shares at NAV	-4.47%	-1.82%	-1.34%	6.46%	1.72%
Class C Shares at CDSC	-5.43%	-1.82%	-1.34%	6.46%
Class D Shares(1)	-3.46%	-0.78%	-0.30%	7.37%	0.68%
Class I Shares	-3.40%	-0.74%	-0.25%	7.34%	0.64%
Class N Shares	-3.27%	-0.63%	-0.39%	7.34%	0.53%
Class R Shares	-4.00%	-1.36%	-0.89%	6.83%	1.27%
Class S Shares	-3.74%	-1.10%	-0.64%	7.07%	1.02%
Class T Shares	-3.51%	-0.85%	-0.39%	7.34%	0.77%
MSCI All Country World ex-U.S. Index	-1.23%	2.90%	4.45%	N/A**
Morningstar Quartile - Class T Shares	3rd	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	493/738	589/595	498/503	23/142

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Overseas Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 2, 1994

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

**Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,012.80	$5.90	$1,000.00	$1,019.20	$5.92	1.17%
Class C Shares	$1,000.00	$1,009.00	$9.92	$1,000.00	$1,015.19	$9.95	1.97%
Class D Shares	$1,000.00	$1,014.20	$4.39	$1,000.00	$1,020.71	$4.41	0.87%
Class I Shares	$1,000.00	$1,014.50	$4.14	$1,000.00	$1,020.96	$4.15	0.82%
Class N Shares	$1,000.00	$1,015.30	$3.59	$1,000.00	$1,021.51	$3.60	0.71%
Class R Shares	$1,000.00	$1,011.30	$7.41	$1,000.00	$1,017.70	$7.44	1.47%
Class S Shares	$1,000.00	$1,012.90	$6.06	$1,000.00	$1,019.05	$6.07	1.20%
Class T Shares	$1,000.00	$1,013.90	$4.80	$1,000.00	$1,020.31	$4.81	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 97.2%
Aerospace & Defense – 6.1%
CAE Inc	486,555	$12,363,132
Safran SA	418,015	65,804,563
		78,167,695
Banks – 11.5%
BNP Paribas SA	957,446	46,609,757
China Construction Bank Corp	47,171,000	35,991,398
HDFC Bank Ltd	789,232	13,670,972
ING Groep NV	1,217,773	12,745,741
Mitsubishi UFJ Financial Group Inc	5,747,300	29,153,819
Permanent TSB Group Holdings PLC*	7,893,218	10,408,450
		148,580,137
Beverages – 7.9%
Diageo PLC	1,308,237	53,601,902
Heineken NV	452,561	48,905,786
		102,507,688
Biotechnology – 0.3%
BeiGene Ltd (ADR)*	32,790	4,015,463
Building Products – 2.9%
Daikin Industries Ltd	282,800	37,092,813
Consumer Finance – 0.8%
Nexi SpA (144A)*	1,040,671	10,610,852
Electronic Equipment, Instruments & Components – 1.3%
Hexagon AB	342,159	16,500,900
Hotels, Restaurants & Leisure – 2.5%
GVC Holdings PLC	3,479,072	31,793,946
Household Durables – 3.3%
Sony Corp	720,800	42,317,247
Insurance – 11.4%
AIA Group Ltd	5,977,200	56,473,577
Beazley PLC	1,392,430	10,646,876
Intact Financial Corp	147,413	14,838,114
NN Group NV	1,090,350	38,666,073
Sony Financial Holdings Inc	1,232,300	26,695,464
		147,320,104
Interactive Media & Services – 3.5%
Tencent Holdings Ltd	1,064,800	44,860,856
Internet & Direct Marketing Retail – 5.9%
Alibaba Group Holding Ltd (ADR)*	359,113	60,054,467
MakeMyTrip Ltd*	712,665	16,170,369
		76,224,836
Metals & Mining – 7.5%
Antofagasta PLC	1,538,520	17,002,833
Hindustan Zinc Ltd	8,149,485	24,548,062
Rio Tinto Ltd	605,628	37,872,184
Teck Resources Ltd	1,105,949	17,932,954
		97,356,033
Oil, Gas & Consumable Fuels – 6.0%
Canadian Natural Resources Ltd	1,621,985	43,193,461
TOTAL SA	643,250	33,568,032
		76,761,493
Pharmaceuticals – 8.4%
AstraZeneca PLC	378,592	33,792,967
Novartis AG	378,687	32,843,829
Takeda Pharmaceutical Co Ltd	1,236,576	42,206,692
		108,843,488
Road & Rail – 1.5%
Container Corp Of India Ltd	2,284,624	19,497,615

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 6.9%
ASML Holding NV	231,165	$57,249,615
Taiwan Semiconductor Manufacturing Co Ltd	3,553,000	31,117,268
		88,366,883
Specialty Retail – 1.5%
Industria de Diseno Textil SA	627,460	19,420,078
Technology Hardware, Storage & Peripherals – 2.3%
Samsung Electronics Co Ltd	708,672	29,063,848
Textiles, Apparel & Luxury Goods – 2.8%
Cie Financiere Richemont SA	250,151	18,356,440
Samsonite International SA (144A)	8,481,600	17,964,218
		36,320,658
Trading Companies & Distributors – 2.9%
Ferguson PLC	511,424	37,369,593
Total Common Stocks (cost $1,047,086,852)		1,252,992,226
Investment Companies – 2.8%
Money Markets – 2.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $36,334,123)	36,334,123	36,334,123
Total Investments (total cost $1,083,420,975) – 100.0%		1,289,326,349
Cash, Receivables and Other Assets, net of Liabilities – 0%		476,213
Net Assets – 100%		$1,289,802,562

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$177,466,035	13.8%
Netherlands	157,567,215	12.2
United Kingdom	146,838,524	11.4
France	145,982,352	11.3
China	140,906,721	10.9
Canada	88,327,661	6.9
United States	77,719,179	6.0
Hong Kong	74,437,795	5.8
India	73,887,018	5.7
Switzerland	51,200,269	4.0
Australia	37,872,184	2.9
Taiwan	31,117,268	2.4
South Korea	29,063,848	2.3
Spain	19,420,078	1.5
Sweden	16,500,900	1.3
Italy	10,610,852	0.8
Ireland	10,408,450	0.8

Total	$1,289,326,349	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 2.8%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$264,738∆	$-	$-	$-
Money Markets - 2.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	454,913	2,305	-	36,334,123
Total Affiliated Investments - 2.8%	$719,651	$2,305	$-	$36,334,123

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 2.8%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	29,424,660	287,053,692	(316,478,352)	-
Money Markets - 2.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	-	240,740,572	(204,406,449)	36,334,123

The following table provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$ 75,755

Please see the "Net Realized Gain/(Loss) on Investments" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2019

Market Value
Written options contracts, call	$ 10,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World ex-U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2019 is $28,575,070, which represents 2.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Semiconductor & Semiconductor Equipment	$57,249,615	$31,117,268	$-
All Other	1,164,625,343	-	-
Investment Companies	-	36,334,123	-
Total Assets	$1,221,874,958	$67,451,391	$-

Janus Investment Fund	11

Janus Henderson Overseas Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,252,992,226
Affiliated investments, at value(2)	36,334,123
Cash	142,374
Non-interested Trustees' deferred compensation	33,355
Receivables:
Dividends	3,890,270
Foreign tax reclaims	558,212
Fund shares sold	164,860
Dividends from affiliates	26,268
Other assets	4,088
Total Assets	1,294,145,776
Liabilities:
Foreign cash due to custodian	136
Payables:	—
Fund shares repurchased	2,388,083
Foreign tax liability	709,719
Advisory fees	654,104
Transfer agent fees and expenses	218,083
Professional fees	49,669
12b-1 Distribution and shareholder servicing fees	41,463
Custodian fees	34,627
Non-interested Trustees' deferred compensation fees	33,355
Non-interested Trustees' fees and expenses	9,413
Affiliated fund administration fees payable	2,663
Accrued expenses and other payables	201,899
Total Liabilities	4,343,214
Net Assets	$1,289,802,562

See Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,856,348,317
Total distributable earnings (loss)(3)	(1,566,545,755)
Total Net Assets	$1,289,802,562
Net Assets - Class A Shares	$17,469,896
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	564,573
Net Asset Value Per Share(4)	$30.94
Maximum Offering Price Per Share(5)	$32.83
Net Assets - Class C Shares	$3,693,381
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	121,736
Net Asset Value Per Share(4)	$30.34
Net Assets - Class D Shares	$587,147,118
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,148,319
Net Asset Value Per Share	$30.66
Net Assets - Class I Shares	$42,606,468
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,383,584
Net Asset Value Per Share	$30.79
Net Assets - Class N Shares	$51,945,100
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,696,470
Net Asset Value Per Share	$30.62
Net Assets - Class R Shares	$24,381,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	801,725
Net Asset Value Per Share	$30.41
Net Assets - Class S Shares	$118,308,022
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,858,004
Net Asset Value Per Share	$30.67
Net Assets - Class T Shares	$444,251,549
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,470,159
Net Asset Value Per Share	$30.70

(1) Includes cost of $1,047,086,852.

(2) Includes cost of $36,334,123.

(3) Includes $709,719 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Overseas Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$41,669,356
Dividends from affiliates	454,913
Affiliated securities lending income, net	264,738
Interest	13,531
Other income	105
Foreign tax withheld	(3,325,317)
Total Investment Income	39,077,326
Expenses:
Advisory fees	7,750,571
12b-1 Distribution and shareholder servicing fees:
Class A Shares	43,844
Class C Shares	57,455
Class R Shares	127,658
Class S Shares	314,115
Transfer agent administrative fees and expenses:
Class D Shares	725,060
Class R Shares	63,971
Class S Shares	314,115
Class T Shares	1,156,248
Transfer agent networking and omnibus fees:
Class A Shares	35,961
Class C Shares	13,938
Class I Shares	48,981
Other transfer agent fees and expenses:
Class A Shares	1,770
Class C Shares	614
Class D Shares	140,820
Class I Shares	2,157
Class N Shares	1,549
Class R Shares	587
Class S Shares	2,173
Class T Shares	7,360
Shareholder reports expense	237,929
Registration fees	143,324
Custodian fees	122,768
Professional fees	99,211
Non-interested Trustees’ fees and expenses	39,238
Affiliated fund administration fees	31,620
Other expenses	171,955
Total Expenses	11,654,992
Less: Excess Expense Reimbursement and Waivers	(46,441)
Net Expenses	11,608,551
Net Investment Income/(Loss)	27,468,775

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$7,386,393
Investments in affiliates	2,305
Written options contracts	75,755
Total Net Realized Gain/(Loss) on Investments	7,464,453
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(95,316,600)
Total Change in Unrealized Net Appreciation/Depreciation	(95,316,600)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(60,383,372)

(1) Includes realized foreign capital gains tax on investments of $(9,391). (2) Includes change in unrealized appreciation/depreciation of $(709,719) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Overseas Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$27,468,775	$22,482,967
Net realized gain/(loss) on investments	7,464,453	88,597,852
Change in unrealized net appreciation/depreciation	(95,316,600)	(66,072,858)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(60,383,372)	45,007,961
Dividends and Distributions to Shareholders
Class A Shares	(161,252)	(282,728)
Class C Shares	—	(94,759)
Class D Shares	(6,510,606)	(13,743,193)
Class I Shares	(512,142)	(1,131,886)
Class N Shares	(777,676)	(1,475,111)
Class R Shares	(80,699)	(449,130)
Class S Shares	(828,761)	(2,482,539)
Class T Shares	(4,472,405)	(10,639,964)
Net Decrease from Dividends and Distributions to Shareholders	(13,343,541)	(30,299,310)
Capital Share Transactions:
Class A Shares	1,499,529	(2,034,682)
Class C Shares	(5,956,687)	(5,068,786)
Class D Shares	(67,864,974)	(49,477,651)
Class I Shares	(7,055,473)	(10,213,839)
Class N Shares	(14,793,971)	(7,300,490)
Class R Shares	(4,470,528)	(5,117,602)
Class S Shares	(18,495,480)	(17,829,514)
Class T Shares	(62,960,676)	(78,385,497)
Net Increase/(Decrease) from Capital Share Transactions	(180,098,260)	(175,428,061)
Net Increase/(Decrease) in Net Assets	(253,825,173)	(160,719,410)
Net Assets:
Beginning of period	1,543,627,735	1,704,347,145
End of period	$1,289,802,562	$1,543,627,735

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.42	$32.21	$26.77	$27.19	$35.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.53	0.37	0.38	0.24	0.15
Net realized and unrealized gain/(loss)	(1.77)	0.34	5.27	0.47	(8.08)
Total from Investment Operations	(1.24)	0.71	5.65	0.71	(7.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.50)	(0.21)	(1.13)	(0.09)
Total Dividends and Distributions	(0.24)	(0.50)	(0.21)	(1.13)	(0.09)
Net Asset Value, End of Period	$30.94	$32.42	$32.21	$26.77	$27.19
Total Return*	(3.74)%	2.18%	21.32%	2.52%	(22.55)%
Net Assets, End of Period (in thousands)	$17,470	$16,739	$18,652	$23,770	$36,846
Average Net Assets for the Period (in thousands)	$17,537	$18,900	$19,582	$29,211	$55,856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.01%	0.97%	0.92%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	0.99%	0.91%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	1.78%	1.12%	1.34%	0.90%	0.45%
Portfolio Turnover Rate	22%	23%	39%	85%	40%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.76	$31.52	$26.17	$26.53	$34.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.10	0.18	0.04	(0.08)
Net realized and unrealized gain/(loss)	(1.70)	0.35	5.17	0.44	(7.91)
Total from Investment Operations	(1.42)	0.45	5.35	0.48	(7.99)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.21)	—	(0.84)	—
Total Dividends and Distributions	—	(0.21)	—	(0.84)	—
Net Asset Value, End of Period	$30.34	$31.76	$31.52	$26.17	$26.53
Total Return*	(4.47)%	1.42%	20.44%	1.74%	(23.15)%
Net Assets, End of Period (in thousands)	$3,693	$10,244	$15,088	$18,960	$28,670
Average Net Assets for the Period (in thousands)	$5,809	$13,589	$16,539	$22,970	$40,278
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.90%	1.72%	1.74%	1.72%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.87%	1.71%	1.65%	1.63%	1.62%
Ratio of Net Investment Income/(Loss)	0.95%	0.31%	0.65%	0.17%	(0.27)%
Portfolio Turnover Rate	22%	23%	39%	85%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.12	$31.92	$26.57	$27.06	$35.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.63	0.47	0.49	0.34	0.26
Net realized and unrealized gain/(loss)	(1.78)	0.34	5.19	0.44	(8.08)
Total from Investment Operations	(1.15)	0.81	5.68	0.78	(7.82)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.61)	(0.33)	(1.27)	(0.35)
Total Dividends and Distributions	(0.31)	(0.61)	(0.33)	(1.27)	(0.35)
Net Asset Value, End of Period	$30.66	$32.12	$31.92	$26.57	$27.06
Total Return*	(3.46)%	2.52%	21.72%	2.80%	(22.31)%
Net Assets, End of Period (in thousands)	$587,147	$687,846	$731,578	$677,594	$754,735
Average Net Assets for the Period (in thousands)	$605,377	$738,059	$677,837	$703,900	$965,442
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.68%	0.62%	0.58%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.68%	0.62%	0.58%	0.60%
Ratio of Net Investment Income/(Loss)	2.11%	1.42%	1.75%	1.31%	0.79%
Portfolio Turnover Rate	22%	23%	39%	85%	40%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.25	$32.05	$26.69	$27.15	$35.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.64	0.48	0.51	0.30	0.24
Net realized and unrealized gain/(loss)	(1.77)	0.34	5.18	0.52	(8.06)
Total from Investment Operations	(1.13)	0.82	5.69	0.82	(7.82)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.62)	(0.33)	(1.28)	(0.36)
Total Dividends and Distributions	(0.33)	(0.62)	(0.33)	(1.28)	(0.36)
Net Asset Value, End of Period	$30.79	$32.25	$32.05	$26.69	$27.15
Total Return*	(3.40)%	2.54%	21.62%	2.92%	(22.27)%
Net Assets, End of Period (in thousands)	$42,606	$52,204	$61,797	$62,308	$158,589
Average Net Assets for the Period (in thousands)	$45,239	$58,918	$59,304	$104,306	$271,539
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.64%	0.57%	0.52%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.64%	0.57%	0.52%	0.53%
Ratio of Net Investment Income/(Loss)	2.14%	1.44%	1.79%	1.14%	0.74%
Portfolio Turnover Rate	22%	23%	39%	85%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.08	$31.89	$26.58	$27.07	$35.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.68	0.52	0.66	0.34	0.33
Net realized and unrealized gain/(loss)	(1.77)	0.33	5.03	0.50	(8.12)
Total from Investment Operations	(1.09)	0.85	5.69	0.84	(7.79)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.66)	(0.38)	(1.33)	(0.41)
Total Dividends and Distributions	(0.37)	(0.66)	(0.38)	(1.33)	(0.41)
Net Asset Value, End of Period	$30.62	$32.08	$31.89	$26.58	$27.07
Total Return*	(3.27)%	2.65%	21.76%	3.02%	(22.22)%
Net Assets, End of Period (in thousands)	$51,945	$69,995	$76,655	$48,999	$130,676
Average Net Assets for the Period (in thousands)	$59,886	$74,170	$53,209	$69,294	$141,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.53%	0.47%	0.41%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.53%	0.47%	0.41%	0.43%
Ratio of Net Investment Income/(Loss)	2.27%	1.58%	2.29%	1.26%	1.01%
Portfolio Turnover Rate	22%	23%	39%	85%	40%

Class R Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.78	$31.60	$26.28	$26.73	$34.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.26	0.32	0.18	0.08
Net realized and unrealized gain/(loss)	(1.72)	0.34	5.16	0.44	(7.97)
Total from Investment Operations	(1.28)	0.60	5.48	0.62	(7.89)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.42)	(0.16)	(1.07)	(0.08)
Total Dividends and Distributions	(0.09)	(0.42)	(0.16)	(1.07)	(0.08)
Net Asset Value, End of Period	$30.41	$31.78	$31.60	$26.28	$26.73
Total Return*	(4.00)%	1.88%	20.99%	2.23%	(22.77)%
Net Assets, End of Period (in thousands)	$24,381	$30,258	$35,054	$36,102	$42,769
Average Net Assets for the Period (in thousands)	$25,588	$34,353	$34,347	$39,507	$56,158
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.27%	1.20%	1.16%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.27%	1.20%	1.16%	1.15%
Ratio of Net Investment Income/(Loss)	1.50%	0.81%	1.15%	0.71%	0.24%
Portfolio Turnover Rate	22%	23%	39%	85%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.08	$31.89	$26.53	$26.95	$35.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.53	0.35	0.40	0.24	0.14
Net realized and unrealized gain/(loss)	(1.75)	0.34	5.18	0.46	(8.03)
Total from Investment Operations	(1.22)	0.69	5.58	0.70	(7.89)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.50)	(0.22)	(1.12)	(0.17)
Total Dividends and Distributions	(0.19)	(0.50)	(0.22)	(1.12)	(0.17)
Net Asset Value, End of Period	$30.67	$32.08	$31.89	$26.53	$26.95
Total Return*	(3.74)%	2.16%	21.26%	2.52%	(22.60)%
Net Assets, End of Period (in thousands)	$118,308	$143,500	$159,832	$158,323	$205,771
Average Net Assets for the Period (in thousands)	$125,646	$158,138	$151,659	$179,307	$305,843
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.02%	0.95%	0.91%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.02%	0.95%	0.90%	0.92%
Ratio of Net Investment Income/(Loss)	1.77%	1.06%	1.40%	0.93%	0.43%
Portfolio Turnover Rate	22%	23%	39%	85%	40%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.14	$31.95	$26.59	$27.06	$35.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.60	0.43	0.47	0.31	0.23
Net realized and unrealized gain/(loss)	(1.76)	0.34	5.20	0.46	(8.07)
Total from Investment Operations	(1.16)	0.77	5.67	0.77	(7.84)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.58)	(0.31)	(1.24)	(0.30)
Total Dividends and Distributions	(0.28)	(0.58)	(0.31)	(1.24)	(0.30)
Net Asset Value, End of Period	$30.70	$32.14	$31.95	$26.59	$27.06
Total Return*	(3.51)%	2.40%	21.62%	2.75%	(22.38)%
Net Assets, End of Period (in thousands)	$444,252	$532,840	$605,692	$606,090	$761,892
Average Net Assets for the Period (in thousands)	$462,499	$589,204	$580,342	$663,436	$1,063,251
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.77%	0.70%	0.66%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.77%	0.69%	0.65%	0.66%
Ratio of Net Investment Income/(Loss)	2.03%	1.32%	1.65%	1.20%	0.70%
Portfolio Turnover Rate	22%	23%	39%	85%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Overseas Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable

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market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

There were no options held at September 30, 2019.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the

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EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending

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and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2019.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s

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Notes to Financial Statements

investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.58%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. The previous expense limit (until February 1, 2019) was 0.95%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may

Janus Investment Fund	29

Janus Henderson Overseas Fund

Notes to Financial Statements

also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded

30	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements

unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $180.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2019.

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	84	3
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

Janus Investment Fund	31

Janus Henderson Overseas Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 27,226,289	$ -	$(1,792,098,175)	$ -	$ -	$ (35,853)	$198,361,983

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(127,371,141)	$(1,664,727,034)	$(1,792,098,175)

During the year ended September 30, 2019, capital loss carryovers of $14,650,286 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,090,254,647	$276,548,123	$(77,476,421)	$ 199,071,702

32	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,343,541	$ -	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 30,299,310	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (276,753)	$ 276,753

Janus Investment Fund	33

Janus Henderson Overseas Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	318,491	$ 9,492,213	150,523	$ 5,026,810
Reinvested dividends and distributions	4,404	122,439	5,940	194,431
Shares repurchased	(274,560)	(8,115,123)	(219,223)	(7,255,923)
Net Increase/(Decrease)	48,335	$ 1,499,529	(62,760)	$ (2,034,682)
Class C Shares:
Shares sold	40,603	$ 1,125,496	23,780	$ 784,298
Reinvested dividends and distributions	-	-	2,504	80,765
Shares repurchased	(241,381)	(7,082,183)	(182,472)	(5,933,849)
Net Increase/(Decrease)	(200,778)	$ (5,956,687)	(156,188)	$ (5,068,786)
Class D Shares:
Shares sold	290,925	$ 8,624,261	618,410	$ 20,497,928
Reinvested dividends and distributions	222,894	6,125,132	401,845	12,995,681
Shares repurchased	(2,782,358)	(82,614,367)	(2,522,075)	(82,971,260)
Net Increase/(Decrease)	(2,268,539)	$(67,864,974)	(1,501,820)	$(49,477,651)
Class I Shares:
Shares sold	268,710	$ 7,943,005	363,317	$ 12,058,908
Reinvested dividends and distributions	18,309	504,974	33,512	1,088,137
Shares repurchased	(522,080)	(15,503,452)	(706,348)	(23,360,884)
Net Increase/(Decrease)	(235,061)	$ (7,055,473)	(309,519)	$(10,213,839)
Class N Shares:
Shares sold	73,464	$ 2,196,959	139,635	$ 4,641,284
Reinvested dividends and distributions	28,372	777,676	45,712	1,475,111
Shares repurchased	(586,975)	(17,768,606)	(407,479)	(13,416,885)
Net Increase/(Decrease)	(485,139)	$(14,793,971)	(222,132)	$ (7,300,490)
Class R Shares:
Shares sold	101,494	$ 2,971,723	160,919	$ 5,280,690
Reinvested dividends and distributions	2,767	75,771	13,088	420,911
Shares repurchased	(254,531)	(7,518,022)	(331,359)	(10,819,203)
Net Increase/(Decrease)	(150,270)	$ (4,470,528)	(157,352)	$ (5,117,602)
Class S Shares:
Shares sold	434,037	$ 12,849,706	740,655	$ 24,405,043
Reinvested dividends and distributions	30,047	827,787	76,543	2,479,983
Shares repurchased	(1,078,932)	(32,172,973)	(1,355,532)	(44,714,540)
Net Increase/(Decrease)	(614,848)	$(18,495,480)	(538,334)	$(17,829,514)
Class T Shares:
Shares sold	582,753	$ 17,361,516	857,707	$ 28,447,278
Reinvested dividends and distributions	159,210	4,383,053	321,561	10,415,361
Shares repurchased	(2,849,979)	(84,705,244)	(3,560,998)	(117,248,136)
Net Increase/(Decrease)	(2,108,016)	$(62,960,675)	(2,381,730)	$(78,385,497)

34	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$297,785,616	$ 492,609,885	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Overseas Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Overseas Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Overseas Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

36	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	37

Janus Henderson Overseas Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Foreign Taxes Paid	$3,325,318
Foreign Source Income	$34,186,291
Qualified Dividend Income Percentage	100%

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Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	61

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

62	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/16-Present	Co-Head of Equities - Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Garth Yettick 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2019

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93050 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Research Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Research Fund

Janus Henderson Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson Research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

The Janus Henderson Research Fund Class I Shares returned 3.23% for the 12 months ended September 30, 2019, while its primary benchmark, the Russell 1000® Growth Index, returned 3.71%, and its secondary benchmark, the S&P 500® Index, returned 4.25%.

INVESTMENT ENVIRONMENT

The period began with a sense of nervousness as investors navigated myriad economic and political concerns. Fears of slowing global economic growth, U.S.-China trade relations, a potential policy misstep by the Federal Reserve (Fed) and the risk of a disorderly “Brexit” all played a role in heightened market volatility. Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The recovery was driven in large part by the Fed, which pivoted its monetary policy, pausing rate hikes and indicating it would be more accommodative to sustain economic growth. Despite a resilient U.S. economy and continued consumer strength, the Fed responded to weaker manufacturing data and risks of slowing global growth with two interest rate cuts later in the period. Treasuries yields fell significantly over the period, and equity sectors tied to rates, such as real estate, performed best. Stocks tied to global trade and the strong U.S. dollar, such as energy, generally struggled. Many health care stocks also performed poorly as the 2020 U.S. presidential election and rhetoric around Medicare for All policies generated uncertainty.

PERFORMANCE DISCUSSION

The Fund underperformed both its primary and secondary benchmarks during the year. Our goal is to provide consistent outperformance long term by focusing on what we consider our strengths: picking stocks and avoiding macroeconomic risks. Stocks are selected by our six sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best U.S. opportunities.

Weak stock selection in the technology and consumer sectors drove underperformance during the period. Conversely, our selections within the industrials and financials sectors buoyed relative results.

Within technology, key detractors included Nvidia. The stock fell early in the period after the company reported earnings below consensus expectations. We continue to like Nvidia’s long-term outlook, however. The company is a leading supplier of graphics processing units (GPUs), which are at the forefront of accelerated computing, artificial intelligence and autonomous driving. We like the company’s growth potential as these secular themes push forward.

Notable detractors also included consumer stocks Amazon.com and Altria Group. Amazon.com recently reported weaker-than-expected growth in Amazon Web Services (AWS), its cloud computing segment, and fell short of quarterly earnings estimates. Further pressuring the stock was antitrust scrutiny. Despite these setbacks, our conviction in Amazon.com remains high. As cloud computing continues to grow, we expect AWS to become a more meaningful driver of Amazon.com’s overall business. Altria traded lower on news that the Food and Drug Administration launched an investigation into cases of lung disease associated with vaping. Altria owns a 35% stake in Juul, the leading e-cigarette company. We believe the market has undervalued the company’s full portfolio, which includes smokeless tobacco and cigarettes and includes ownership in wineries and breweries. While we will continue to monitor developments, recent vaping illnesses look to be attributable to illicit THC vapor pens, not nicotine e-cigarette pens such as those manufactured by Juul, and we maintained our position in the stock.

A number of our holdings delivered strong results during the period, including Microsoft. The technology company’s gains were supported by consistently strong quarterly earnings results and management’s bullish outlook for fiscal year 2020. We’ve been impressed by the revenue

Janus Investment Fund	1

Janus Henderson Research Fund (unaudited)

growth of Microsoft’s commercial cloud business, which the company recently reported is growing by 40% annually. We believe this speaks to the growth potential for Microsoft as it continues to lead the buildout of enterprise cloud infrastructure globally. We think Microsoft is still in the early stages of this shift.

Other key contributors included Lam Research. Late in the period, growth in cloud computing translated into rising demand for memory, as well as strong initial demand for 5G devices and infrastructure. Lam Research, a developer of semiconductor manufacturing equipment, was a key beneficiary of these trends.

Elsewhere, financial services firm Mastercard delivered strong results. The company continued to demonstrate how its business model can address business-to-business payment solutions. A decision by many upstart fintech companies to use Mastercard’s and Visa’s payments networks – instead of competing against them – has also reinforced the durability of the two global card networks’ values and helped drive the stock’s appreciation. Mastercard has been a longtime holding in our portfolio and a large contributor to Fund performance over the years. Our basic view is that the company’s payments network among merchants, card issuers and cardholders is a competitive moat that positions the company to benefit as more transactions migrate from cash and check to plastic and electronic payments. We believe Mastercard will be rewarded by this shift due to the fact that a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

OUTLOOK

A number of economic indicators suggest the global economy is entering a period of slower growth. As such, we believe investors should brace for continued market volatility as external shocks such as Brexit, the 2020 presidential campaign and the U.S.-China trade war could become additional headwinds. Likewise, positive surprises could also lead to sharp market swings. In September, for example, as trade tensions seemed to ease, investors quickly bought up stocks of cyclical companies (firms whose revenues tend to be tied to the economic cycle), which previously had been beaten down.

Rather than chase market whims, we’d prefer to look for what we call defensive growth companies. These are firms whose business models are benefiting from secular growth drivers – say, from the electronification of global payments or the shift to the cloud – and therefore tend to be less dependent on economic expansion for growth. We are also focused on finding companies with strong balance sheets, capable management teams and competitive advantages that make it possible to defend or increase market share. The stocks may not always outperform. But as the outlook for global growth remains uncertain, we’d rather focus on firms that have the potential for consistent growth regardless of the economic backdrop.

Thank you for your investment in the Janus Henderson Research Fund.

2	SEPTEMBER 30, 2019

Janus Henderson Research Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.77%	Amazon.com Inc	-0.87%
	Lam Research Corp	0.58%	NVIDIA Corp	-0.74%
	Mastercard Inc	0.56%	Altria Group Inc	-0.62%
	Texas Instruments Inc	0.55%	Activision Blizzard Inc	-0.62%
	Starbucks Corp	0.49%	UnitedHealth Group Inc	-0.39%

	4 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.48%	13.43%	13.43%
	Financials	0.48%	11.82%	11.83%
	Energy	0.15%	0.69%	0.66%
	Other**	0.12%	0.37%	0.00%

	3 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Technology	-1.05%	37.69%	37.80%
	Consumer	-0.51%	22.33%	22.57%
	Healthcare	-0.45%	13.67%	13.71%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Research Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.6%
Amazon.com Inc
Internet & Direct Marketing Retail	6.1%
Alphabet Inc - Class C
Interactive Media & Services	6.0%
Apple Inc
Technology Hardware, Storage & Peripherals	3.6%
Visa Inc
Information Technology Services	3.1%
27.4%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investment Companies	0.1%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	2.98%	11.20%	13.37%	10.98%	0.93%
Class A Shares at MOP	-2.94%	9.89%	12.70%	10.73%
Class C Shares at NAV	2.27%	10.43%	12.55%	10.21%	1.68%
Class C Shares at CDSC	1.36%	10.43%	12.55%	10.21%
Class D Shares(1)	3.20%	11.42%	13.59%	11.21%	0.72%
Class I Shares	3.23%	11.50%	13.68%	11.18%	0.65%
Class N Shares	3.33%	11.59%	13.50%	11.18%	0.58%
Class R Shares	2.55%	10.95%	12.95%	10.70%	1.36%
Class S Shares	2.82%	11.04%	13.20%	10.83%	1.08%
Class T Shares	3.07%	11.33%	13.50%	11.18%	0.83%
Russell 1000 Growth Index	3.71%	13.39%	14.94%	9.54%
S&P 500 Index	4.25%	10.84%	13.24%	9.64%
Morningstar Quartile - Class T Shares	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	537/1,407	654/1,287	504/1,126	29/429

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Research Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,052.00	$4.53	$1,000.00	$1,020.66	$4.46	0.88%
Class C Shares	$1,000.00	$1,048.50	$7.96	$1,000.00	$1,017.30	$7.84	1.55%
Class D Shares	$1,000.00	$1,053.10	$3.55	$1,000.00	$1,021.61	$3.50	0.69%
Class I Shares	$1,000.00	$1,053.40	$3.19	$1,000.00	$1,021.96	$3.14	0.62%
Class N Shares	$1,000.00	$1,053.60	$2.83	$1,000.00	$1,022.31	$2.79	0.55%
Class R Shares	$1,000.00	$1,049.40	$6.94	$1,000.00	$1,018.30	$6.83	1.35%
Class S Shares	$1,000.00	$1,051.10	$5.40	$1,000.00	$1,019.80	$5.32	1.05%
Class T Shares	$1,000.00	$1,052.40	$4.01	$1,000.00	$1,021.16	$3.95	0.78%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Research Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 99.9%
Aerospace & Defense – 3.1%
Boeing Co	639,532	$243,322,740
L3Harris Technologies Inc	937,032	195,502,356
		438,825,096
Auto Components – 0.8%
Aptiv PLC	1,262,226	110,343,797
Beverages – 1.6%
Constellation Brands Inc	1,119,496	232,049,131
Biotechnology – 2.5%
AnaptysBio Inc*	685,770	23,995,092
Insmed Inc*	1,876,715	33,105,253
Mirati Therapeutics Inc*	462,152	36,006,262
Neurocrine Biosciences Inc*	1,031,480	92,946,663
Sage Therapeutics Inc*	323,575	45,394,337
Sarepta Therapeutics Inc*	384,474	28,958,582
Vertex Pharmaceuticals Inc*	609,225	103,214,899
		363,621,088
Capital Markets – 2.1%
Blackstone Group Inc	1,498,403	73,182,002
CME Group Inc	311,872	65,911,028
Intercontinental Exchange Inc	955,847	88,196,003
TD Ameritrade Holding Corp	1,399,670	65,364,589
		292,653,622
Chemicals – 2.0%
Air Products & Chemicals Inc	554,562	123,035,125
Sherwin-Williams Co	298,859	164,333,598
		287,368,723
Construction Materials – 0.7%
Vulcan Materials Co	617,276	93,356,822
Consumer Finance – 0.4%
Synchrony Financial	1,749,693	59,647,034
Containers & Packaging – 0.5%
Ball Corp	969,043	70,556,021
Diversified Consumer Services – 0.7%
ServiceMaster Global Holdings Inc*	1,844,254	103,093,799
Electronic Equipment, Instruments & Components – 0.4%
Cognex Corp	1,166,177	57,294,276
Entertainment – 3.0%
Liberty Media Corp-Liberty Formula One*	2,318,312	96,418,596
Netflix Inc*	808,091	216,261,313
Walt Disney Co	900,453	117,347,035
		430,026,944
Equity Real Estate Investment Trusts (REITs) – 2.1%
Crown Castle International Corp	1,514,299	210,502,704
Equinix Inc	159,931	92,248,201
		302,750,905
Health Care Equipment & Supplies – 3.2%
Abbott Laboratories	2,197,424	183,858,466
Boston Scientific Corp*	4,324,103	175,947,751
Cooper Cos Inc	158,024	46,933,128
ICU Medical Inc*	316,202	50,465,839
		457,205,184
Health Care Providers & Services – 2.6%
Humana Inc	372,477	95,231,195
UnitedHealth Group Inc	1,299,939	282,502,743
		377,733,938
Health Care Technology – 0.4%
Teladoc Health Inc*	878,299	59,478,408

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 3.7%
Aramark	3,363,901	$146,598,806
Hilton Worldwide Holdings Inc	1,219,162	113,516,174
McDonald's Corp	747,487	160,492,934
Norwegian Cruise Line Holdings Ltd*	1,977,227	102,361,042
		522,968,956
Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy Inc	478,032	18,930,067
Industrial Conglomerates – 1.2%
Honeywell International Inc	984,479	166,573,847
Information Technology Services – 9.3%
Fidelity National Information Services Inc	1,310,121	173,931,664
Gartner Inc*	1,581,480	226,135,825
GoDaddy Inc*	981,021	64,727,766
Mastercard Inc	1,557,970	423,097,913
Visa Inc	2,590,384	445,571,952
		1,333,465,120
Insurance – 0.9%
Progressive Corp	1,650,702	127,516,729
Interactive Media & Services – 8.4%
Alphabet Inc - Class C*	703,410	857,456,790
Facebook Inc*	1,914,506	340,935,228
		1,198,392,018
Internet & Direct Marketing Retail – 6.6%
Amazon.com Inc*	499,271	866,689,522
Wayfair Inc*	665,566	74,623,260
		941,312,782
Life Sciences Tools & Services – 1.4%
Thermo Fisher Scientific Inc	662,878	193,076,475
Machinery – 2.0%
Deere & Co	521,673	87,995,802
Parker-Hannifin Corp	526,226	95,041,678
Wabtec Corp	1,364,929	98,083,798
		281,121,278
Media – 1.3%
Discovery Inc - Class C*	2,323,302	57,199,695
Liberty Broadband Corp*	1,222,564	127,965,774
		185,165,469
Oil, Gas & Consumable Fuels – 0.2%
Enterprise Products Partners LP	623,334	17,814,886
EOG Resources Inc	202,660	15,041,425
		32,856,311
Pharmaceuticals – 3.4%
Bristol-Myers Squibb Co	2,762,715	140,097,278
Elanco Animal Health Inc*	1,569,801	41,741,009
Merck & Co Inc	3,645,760	306,900,077
		488,738,364
Professional Services – 1.8%
CoStar Group Inc*	274,892	163,065,934
Verisk Analytics Inc	585,372	92,570,728
		255,636,662
Road & Rail – 1.0%
CSX Corp	2,155,291	149,297,008
Semiconductor & Semiconductor Equipment – 7.5%
Lam Research Corp	908,065	209,862,902
Microchip Technology Inc	1,366,129	126,927,045
Micron Technology Inc*	951,812	40,785,144
NVIDIA Corp	1,233,130	214,650,939
ON Semiconductor Corp*	3,318,890	63,755,877

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Research Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Texas Instruments Inc	2,880,544	$372,281,507
Xilinx Inc	493,675	47,343,432
		1,075,606,846
Software – 18.0%
Adobe Inc*	1,419,176	392,047,370
Autodesk Inc*	1,117,958	165,122,397
HubSpot Inc*	251,487	38,127,944
Intuit Inc	520,288	138,365,391
Microsoft Corp	8,815,238	1,225,582,539
salesforce.com Inc*	2,369,563	351,737,932
SS&C Technologies Holdings Inc	1,240,627	63,979,134
Tyler Technologies Inc*	471,818	123,852,225
Zendesk Inc*	874,237	63,714,393
		2,562,529,325
Technology Hardware, Storage & Peripherals – 3.6%
Apple Inc	2,291,671	513,265,554
Textiles, Apparel & Luxury Goods – 1.7%
NIKE Inc	2,584,570	242,742,814
Tobacco – 1.7%
Altria Group Inc	5,848,042	239,184,918
Total Common Stocks (cost $9,965,904,114)		14,264,385,331
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $16,542,000)	16,542,000	16,542,000
Total Investments (total cost $9,982,446,114) – 100.0%		14,280,927,331
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(3,517,519)
Net Assets – 100%		$14,277,409,812

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/19
Limited Partnership Interests - N/A
Real Estate Investment Trusts (REITs) - N/A
Colony America Homes III	$-	$(37,392)	$35,019	$-
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	1,019,787	(17,159)	-	16,542,000
Total Affiliated Investments - 0.1%	$1,019,787	$(54,551)	$35,019	$16,542,000

(1) For securities that were affiliated for a portion of the year ended September 30, 2019, this column reflects amounts for the entire year ended September 30, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Schedule of Investments

September 30, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Limited Partnership Interests - N/A
Real Estate Investment Trusts (REITs) - N/A
Colony America Homes III	6,344,053	-	(6,344,053)Ð	-
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	130,688,000	1,210,461,631	(1,324,607,631)	16,542,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Research Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Ð	All or a portion is the result of a corporate action.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$14,264,385,331	$-	$-
Investment Companies	-	16,542,000	-
Total Assets	$14,264,385,331	$16,542,000	$-

12	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Unaffiliated investments, at value(1)	$14,264,385,331
Affiliated investments, at value(2)	16,542,000
Cash	662
Non-interested Trustees' deferred compensation	368,689
Receivables:
Dividends	9,332,371
Fund shares sold	3,912,166
Dividends from affiliates	40,247
Foreign tax reclaims	24,545
Other assets	35,695
Total Assets	14,294,641,706
Liabilities:
Payables:	—
Fund shares repurchased	7,812,743
Advisory fees	6,165,148
Transfer agent fees and expenses	1,971,250
Non-interested Trustees' deferred compensation fees	368,689
Professional fees	103,937
Non-interested Trustees' fees and expenses	97,666
12b-1 Distribution and shareholder servicing fees	31,455
Affiliated fund administration fees payable	29,739
Custodian fees	15,889
Accrued expenses and other payables	635,378
Total Liabilities	17,231,894
Net Assets	$14,277,409,812

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Research Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,871,253,242
Total distributable earnings (loss)	5,406,156,570
Total Net Assets	$14,277,409,812
Net Assets - Class A Shares	$29,852,743
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	602,339
Net Asset Value Per Share(3)	$49.56
Maximum Offering Price Per Share(4)	$52.58
Net Assets - Class C Shares	$19,109,387
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	414,858
Net Asset Value Per Share(3)	$46.06
Net Assets - Class D Shares	$10,221,640,061
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	204,525,563
Net Asset Value Per Share	$49.98
Net Assets - Class I Shares	$340,425,079
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,823,387
Net Asset Value Per Share	$49.89
Net Assets - Class N Shares	$308,922,197
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,190,348
Net Asset Value Per Share	$49.90
Net Assets - Class R Shares	$4,476,286
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	90,507
Net Asset Value Per Share	$49.46
Net Assets - Class S Shares	$33,834,884
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	694,540
Net Asset Value Per Share	$48.72
Net Assets - Class T Shares	$3,319,149,175
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	66,403,247
Net Asset Value Per Share	$49.98

(1) Includes cost of $9,965,904,114.

(2) Includes cost of $16,542,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$162,982,805
Dividends from affiliates	1,019,787
Other income	197
Foreign tax withheld	(1,327)
Total Investment Income	164,001,462
Expenses:
Advisory fees	73,397,624
12b-1 Distribution and shareholder servicing fees:
Class A Shares	72,059
Class C Shares	201,226
Class R Shares	20,074
Class S Shares	72,362
Transfer agent administrative fees and expenses:
Class D Shares	11,857,605
Class R Shares	11,376
Class S Shares	72,430
Class T Shares	8,049,042
Transfer agent networking and omnibus fees:
Class A Shares	22,336
Class C Shares	19,959
Class I Shares	264,463
Other transfer agent fees and expenses:
Class A Shares	2,419
Class C Shares	1,857
Class D Shares	1,163,464
Class I Shares	13,637
Class N Shares	6,525
Class R Shares	78
Class S Shares	416
Class T Shares	32,662
Shareholder reports expense	1,450,614
Non-interested Trustees’ fees and expenses	411,487
Affiliated fund administration fees	326,106
Professional fees	189,229
Registration fees	140,130
Custodian fees	127,349
Other expenses	803,330
Total Expenses	98,729,859
Less: Excess Expense Reimbursement and Waivers	(1,573,907)
Net Expenses	97,155,952
Net Investment Income/(Loss)	66,845,510

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Research Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments	$1,086,793,591
Investments in affiliates	(54,551)
Total Net Realized Gain/(Loss) on Investments	1,086,739,040
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(764,360,493)
Investments in affiliates	35,019
Total Change in Unrealized Net Appreciation/Depreciation	(764,325,474)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$389,259,076

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$66,845,510	$50,444,875
Net realized gain/(loss) on investments	1,086,739,040	1,268,225,589
Change in unrealized net appreciation/depreciation	(764,325,474)	1,628,328,591
Net Increase/(Decrease) in Net Assets Resulting from Operations	389,259,076	2,946,999,055
Dividends and Distributions to Shareholders
Class A Shares	(2,467,493)	(1,240,183)
Class C Shares	(2,114,283)	(1,292,617)
Class D Shares	(871,600,628)	(466,539,086)
Class I Shares	(31,291,158)	(19,471,162)
Class N Shares	(26,303,669)	(13,156,225)
Class R Shares	(406,120)	(230,458)
Class S Shares	(2,391,999)	(1,366,626)
Class T Shares	(283,450,836)	(155,356,686)
Net Decrease from Dividends and Distributions to Shareholders	(1,220,026,186)	(658,653,043)
Capital Share Transactions:
Class A Shares	2,755,990	(920,519)
Class C Shares	(6,324,513)	(2,138,290)
Class D Shares	252,208,265	(154,644,395)
Class I Shares	(20,204,769)	(45,920,218)
Class N Shares	14,500,993	(2,587,485)
Class R Shares	(223,493)	(987,113)
Class S Shares	7,384,689	(4,027,612)
Class T Shares	38,908,689	(141,889,672)
Net Increase/(Decrease) from Capital Share Transactions	289,005,851	(353,115,304)
Net Increase/(Decrease) in Net Assets	(541,761,259)	1,935,230,708
Net Assets:
Beginning of period	14,819,171,071	12,883,940,363
End of period	$14,277,409,812	$14,819,171,071

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$53.33	$45.29	$42.31	$42.48	$46.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.08	0.13	0.03	0.11
Net realized and unrealized gain/(loss)	0.50	10.25	6.50	3.80	2.07
Total from Investment Operations	0.64	10.33	6.63	3.83	2.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.03)	(0.01)	(0.16)	(0.02)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(4.41)	(2.29)	(3.65)	(4.00)	(6.18)
Net Asset Value, End of Period	$49.56	$53.33	$45.29	$42.31	$42.48
Total Return*	2.98%	23.56%	16.70%	9.24%	4.83%
Net Assets, End of Period (in thousands)	$29,853	$28,474	$25,233	$29,215	$29,202
Average Net Assets for the Period (in thousands)	$28,823	$26,135	$25,873	$31,952	$22,816
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.93%	0.93%	1.04%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.91%	0.92%	1.04%	1.10%
Ratio of Net Investment Income/(Loss)	0.30%	0.17%	0.29%	0.08%	0.25%
Portfolio Turnover Rate	41%	43%	46%	38%	45%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$50.18	$42.99	$40.60	$41.07	$45.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.18)	(0.23)	(0.16)	(0.25)	(0.22)
Net realized and unrealized gain/(loss)	0.41	9.68	6.19	3.67	2.04
Total from Investment Operations	0.23	9.45	6.03	3.42	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.05)	—
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(4.35)	(2.26)	(3.64)	(3.89)	(6.16)
Net Asset Value, End of Period	$46.06	$50.18	$42.99	$40.60	$41.07
Total Return*	2.27%	22.73%	15.89%	8.49%	4.08%
Net Assets, End of Period (in thousands)	$19,109	$27,515	$25,527	$19,591	$16,072
Average Net Assets for the Period (in thousands)	$21,832	$26,463	$21,993	$18,979	$9,187
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.61%	1.60%	1.74%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.57%	1.58%	1.60%	1.74%	1.82%
Ratio of Net Investment Income/(Loss)	(0.39)%	(0.50)%	(0.39)%	(0.62)%	(0.51)%
Portfolio Turnover Rate	41%	43%	46%	38%	45%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$53.74	$45.60	$42.69	$42.76	$46.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.19	0.22	0.11	0.21
Net realized and unrealized gain/(loss)	0.50	10.33	6.53	3.85	2.05
Total from Investment Operations	0.74	10.52	6.75	3.96	2.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.12)	(0.20)	(0.19)	(0.16)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(4.50)	(2.38)	(3.84)	(4.03)	(6.32)
Net Asset Value, End of Period	$49.98	$53.74	$45.60	$42.69	$42.76
Total Return*	3.20%	23.85%	16.90%	9.48%	5.00%
Net Assets, End of Period (in thousands)	$10,221,640	$10,550,222	$9,078,354	$2,576,037	$2,487,683
Average Net Assets for the Period (in thousands)	$9,901,606	$9,778,967	$5,277,885	$2,557,161	$2,639,279
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.72%	0.73%	0.85%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.73%	0.85%	0.92%
Ratio of Net Investment Income/(Loss)	0.50%	0.39%	0.50%	0.27%	0.46%
Portfolio Turnover Rate	41%	43%	46%	38%	45%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$53.67	$45.53	$42.65	$42.72	$46.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.22	0.24	0.15	0.25
Net realized and unrealized gain/(loss)	0.48	10.32	6.53	3.84	2.05
Total from Investment Operations	0.75	10.54	6.77	3.99	2.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.14)	(0.25)	(0.22)	(0.22)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(4.53)	(2.40)	(3.89)	(4.06)	(6.38)
Net Asset Value, End of Period	$49.89	$53.67	$45.53	$42.65	$42.72
Total Return*	3.23%	23.94%	16.98%	9.58%	5.09%
Net Assets, End of Period (in thousands)	$340,425	$387,130	$372,836	$238,408	$249,202
Average Net Assets for the Period (in thousands)	$339,641	$382,642	$285,259	$252,487	$241,355
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.65%	0.65%	0.77%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.63%	0.65%	0.77%	0.83%
Ratio of Net Investment Income/(Loss)	0.56%	0.45%	0.55%	0.35%	0.54%
Portfolio Turnover Rate	41%	43%	46%	38%	45%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$53.69	$45.54	$42.67	$42.75	$46.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.26	0.27	0.18	0.27
Net realized and unrealized gain/(loss)	0.47	10.31	6.54	3.83	2.08
Total from Investment Operations	0.78	10.57	6.81	4.01	2.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.16)	(0.30)	(0.25)	(0.26)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(4.57)	(2.42)	(3.94)	(4.09)	(6.42)
Net Asset Value, End of Period	$49.90	$53.69	$45.54	$42.67	$42.75
Total Return*	3.31%	24.02%	17.10%	9.61%	5.21%
Net Assets, End of Period (in thousands)	$308,922	$311,140	$266,604	$197,218	$127,816
Average Net Assets for the Period (in thousands)	$296,644	$278,339	$231,105	$159,160	$93,427
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.58%	0.57%	0.68%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.56%	0.56%	0.68%	0.76%
Ratio of Net Investment Income/(Loss)	0.64%	0.53%	0.63%	0.43%	0.59%
Portfolio Turnover Rate	41%	43%	46%	38%	45%

Class R Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(2)
Net Asset Value, Beginning of Period	$53.37	$45.47	$41.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.12)	(0.03)
Net realized and unrealized gain/(loss)	0.49	10.28	5.23
Total from Investment Operations	0.44	10.16	5.20
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.04)
Distributions (from capital gains)	(4.35)	(2.26)	(1.47)
Total Dividends and Distributions	(4.35)	(2.26)	(1.51)
Net Asset Value, End of Period	$49.46	$53.37	$45.47
Total Return*	2.55%	23.06%	12.67%
Net Assets, End of Period (in thousands)	$4,476	$5,021	$5,200
Average Net Assets for the Period (in thousands)	$4,550	$4,931	$3,162
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.35%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.33%	1.35%
Ratio of Net Investment Income/(Loss)	(0.11)%	(0.25)%	(0.09)%
Portfolio Turnover Rate	41%	43%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from January 27, 2017 (inception date) through September 30, 2017.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$52.52	$44.68	$41.91	$42.12	$46.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.01	0.07	(0.03)	0.12
Net realized and unrealized gain/(loss)	0.48	10.10	6.41	3.78	1.97
Total from Investment Operations	0.55	10.11	6.48	3.75	2.09
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.07)	(0.12)	—(2)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(4.35)	(2.27)	(3.71)	(3.96)	(6.16)
Net Asset Value, End of Period	$48.72	$52.52	$44.68	$41.91	$42.12
Total Return*	2.82%	23.38%	16.53%	9.09%	4.66%
Net Assets, End of Period (in thousands)	$33,835	$27,788	$27,354	$4,305	$1,563
Average Net Assets for the Period (in thousands)	$28,972	$27,937	$13,782	$2,985	$2,147
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.08%	1.08%	1.18%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.06%	1.07%	1.17%	1.23%
Ratio of Net Investment Income/(Loss)	0.14%	0.03%	0.17%	(0.07)%	0.26%
Portfolio Turnover Rate	41%	43%	46%	38%	45%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$53.74	$45.61	$42.67	$42.76	$46.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.14	0.18	0.08	0.18
Net realized and unrealized gain/(loss)	0.49	10.33	6.54	3.84	2.06
Total from Investment Operations	0.69	10.47	6.72	3.92	2.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.08)	(0.14)	(0.17)	(0.12)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(4.45)	(2.34)	(3.78)	(4.01)	(6.28)
Net Asset Value, End of Period	$49.98	$53.74	$45.61	$42.67	$42.76
Total Return*	3.07%	23.74%	16.81%	9.38%	4.94%
Net Assets, End of Period (in thousands)	$3,319,149	$3,481,882	$3,082,833	$1,468,135	$1,509,667
Average Net Assets for the Period (in thousands)	$3,219,617	$3,264,878	$2,119,275	$1,516,188	$1,622,384
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.83%	0.83%	0.94%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.79%	0.81%	0.93%	0.99%
Ratio of Net Investment Income/(Loss)	0.41%	0.29%	0.42%	0.19%	0.40%
Portfolio Turnover Rate	41%	43%	46%	38%	45%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Research Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

22	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Notes to Financial Statements

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	23

Janus Henderson Research Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency

24	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Notes to Financial Statements

translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the

Janus Investment Fund	25

Janus Henderson Research Fund

Notes to Financial Statements

EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Effective May 1, 2017, Janus Fund merged into the Fund. For two years after the merger Janus Capital has agreed to waive its investment advisory fee by calculating the performance adjustment using the lesser of the Fund's 36-month historical performance or a blended historical performance comprised of Janus Fund's performance for periods prior to the merger and the Fund's performance for the periods after the merger.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the

26	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Notes to Financial Statements

annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	27

Janus Henderson Research Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money

28	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Notes to Financial Statements

market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $12,074.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $862.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $41,931,494 in sales, resulting in a net realized loss of $1,510,386. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 61,584,370	$ 1,064,578,283	$ -	$ -	$ -	$ (353,315)	$4,280,347,232

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Janus Henderson Research Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 10,000,580,099	$4,709,533,052	$(429,185,820)	$ 4,280,347,232

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 37,409,488	$ 1,182,616,698	$ -	$ -

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 68,652,008	$ 590,001,035	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 145,630	$ (145,630)

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Janus Henderson Research Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	265,607	$ 12,287,491	181,837	$ 8,937,738
Reinvested dividends and distributions	55,301	2,252,394	24,111	1,119,697
Shares repurchased	(252,454)	(11,783,895)	(229,243)	(10,977,954)
Net Increase/(Decrease)	68,454	$ 2,755,990	(23,295)	$ (920,519)
Class C Shares:
Shares sold	37,778	$ 1,551,846	60,956	$ 2,771,645
Reinvested dividends and distributions	49,845	1,896,597	26,071	1,145,051
Shares repurchased	(221,045)	(9,772,956)	(132,577)	(6,054,986)
Net Increase/(Decrease)	(133,422)	$ (6,324,513)	(45,550)	$ (2,138,290)
Class D Shares:
Shares sold	3,040,431	$145,198,968	3,046,345	$ 147,993,097
Reinvested dividends and distributions	20,530,445	841,953,527	9,664,931	451,545,572
Shares repurchased	(15,349,817)	(734,944,230)	(15,473,621)	(754,183,064)
Net Increase/(Decrease)	8,221,059	$252,208,265	(2,762,345)	$(154,644,395)
Class I Shares:
Shares sold	1,514,613	$ 72,336,447	2,409,060	$ 117,511,943
Reinvested dividends and distributions	690,598	28,259,252	339,950	15,851,873
Shares repurchased	(2,595,456)	(120,800,468)	(3,723,888)	(179,284,034)
Net Increase/(Decrease)	(390,245)	$ (20,204,769)	(974,878)	$ (45,920,218)
Class N Shares:
Shares sold	673,622	$ 32,108,102	708,393	$ 35,182,918
Reinvested dividends and distributions	642,614	26,282,899	282,201	13,156,225
Shares repurchased	(921,522)	(43,890,008)	(1,049,465)	(50,926,628)
Net Increase/(Decrease)	394,714	$ 14,500,993	(58,871)	$ (2,587,485)
Class R Shares:
Shares sold	8,944	$ 424,418	11,003	$ 541,523
Reinvested dividends and distributions	9,691	395,104	4,680	218,246
Shares repurchased	(22,204)	(1,043,015)	(35,955)	(1,746,882)
Net Increase/(Decrease)	(3,569)	$ (223,493)	(20,272)	$ (987,113)
Class S Shares:
Shares sold	277,876	$ 13,117,933	87,024	$ 4,140,447
Reinvested dividends and distributions	59,533	2,386,683	29,785	1,363,845
Shares repurchased	(171,939)	(8,119,927)	(200,001)	(9,531,904)
Net Increase/(Decrease)	165,470	$ 7,384,689	(83,192)	$ (4,027,612)
Class T Shares:
Shares sold	5,107,004	$245,565,776	4,816,787	$ 235,169,940
Reinvested dividends and distributions	6,743,511	276,753,691	3,242,542	151,588,850
Shares repurchased	(10,242,361)	(483,410,778)	(10,851,758)	(528,648,462)
Net Increase/(Decrease)	1,608,154	$ 38,908,689	(2,792,429)	$(141,889,672)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$5,628,333,136	$6,250,948,423

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Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Research Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Research Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

34	SEPTEMBER 30, 2019

Janus Henderson Research Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	35

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Janus Henderson Research Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Research Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$1,182,616,698
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Henderson Research Fund	12/14-Present	Director of Research of Janus Capital, and Portfolio Manager for other Janus Henderson accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93053 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Triton Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Triton Fund

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a fundamentally driven investment process focused on identifying smaller-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance relative to our benchmark and peers over time. Identifying small-cap companies with the potential to grow into the mid-cap space allows us the flexibility to hold our positions and capture a longer-growth period in a company’s life cycle.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Triton Fund’s Class I Shares returned -2.36% over the one-year period ended September 30, 2019. The Fund’s primary benchmark, the Russell 2500™ Growth Index, returned -4.11%. The Fund’s secondary benchmark, the Russell 2000® Growth Index, returned -9.63%.

INVESTMENT ENVIRONMENT

Stock market performance was volatile over the past 12 months as investors weighed slowing global economic growth and heightened trade tensions against a resilient U.S. economy. In the fourth quarter of 2018, trade conflicts and a rising federal funds rate drove stocks lower. Stocks reversed course in the first quarter of 2019, after trade tensions eased and the Federal Reserve (Fed) indicated it would take a cautious approach to raising interest rates as long as inflation remained low. Stocks rose in the second quarter, supported by resilient corporate profits and Gross Domestic Product (GDP) growth. Nonetheless, continued U.S.-China trade conflicts and signs of weakening global growth persisted through the period, and pressured stocks with more cyclical exposure. Volatility extended into the third quarter, as global economic fears and heightened rhetoric over trade overshadowed the relative resilience in the U.S. economy. Nonetheless, there were signs that weaker international growth was starting to hurt the U.S. manufacturing sector, and the Fed acknowledged signs of slowing with two interest rate cuts. Against this backdrop, investors were quick to punish any companies with negative earnings news, and late in the third quarter they rotated away from some higher-valuation, small-cap growth stocks that had outperformed earlier in year. While mid-cap stocks as measured by the Russell indices ended the period with positive returns, small-cap stocks, and small-cap growth stocks in particular, had negative performance.

PERFORMANCE DISCUSSION

While the Fund had negative performance in a challenging period for small- and mid-cap stocks, it outperformed its benchmark, supported by stock selection across a number of sectors. Several individual stocks were also strong contributors to our absolute performance.

The portfolio retains a slight overweight to technology; however, many of our holdings are not traditional technology companies but business services companies that use technology to improve operations for end markets, from health care to financial services. These must-have services have delivered steady, recurring revenue streams for these companies, helping to support strong stock market performance.

For example, Cadence Design Systems, a top Fund contributor, provides electronic design automation software that customers use to design semiconductors and electronic systems. In our view, the growing complexity of semiconductors is making this semiconductor design software increasingly important. As one of only a few companies specializing in this market segment, Cadence, in our view, should be able to increase pricing and profits. We also appreciate its intellectual property licensing business, which we believe is a high-margin, high-growth operation. Consecutive quarters of better-than-expected earnings growth helped drive the stock higher during the period. Cadence is a longtime portfolio holding, and it has proved to be a compelling way to invest in the broad trend of semiconductor innovation.

Payments technology company Euronet Worldwide was our largest contributor. The company owns a leading network of ATMs in Europe, a business that provides consistent revenue streams. It also offers digital payment solutions to international retailers and global brands. Finally, the company offers money transfer solutions for both domestic and cross-border remittances. Several trends drove the company’s stock performance over the past 12 months, including increasing regulatory clarity

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over cross-border, ATM-based foreign exchange spreads in Europe. Additionally, Visa began allowing dynamic currency conversions on international ATM transactions at the end of April. Euronet can now offer conversion services to all international ATM transactions using Visa-branded cards, boosting its revenue potential. The company also continued to expand its ATM network and its global electronic payments business. We continue to like the company for its distinct growth platforms in ATMs, digital payments and money transfer.

We continue to look for innovation in health care, especially in companies with established products and visible earnings streams, as well as those that provide services to support improved treatment delivery. While we continue to see positive trends for many of our health care investments, we recognize short-term issues may at times overshadow their long-term potential. This was the case with Ligand Pharmaceuticals, a notable detractor. Ligand develops and acquires technologies that help pharmaceutical companies discover, develop and formulate more effective drugs. Ligand has several platforms licensed to customers, and it receives milestones and royalties as partnered drugs progress through the development and commercialization phases. We believe this diversity, with “multiple shots on goal,” mitigates much of the risk inherent in developing a single molecule and it also enables Ligand to benefit from the upside for drug candidates that use its platforms and eventually garner approval. The stock reacted negatively to the company’s decision to sell its future revenue stream from Promacta, a drug used to treat low blood platelet count. In our view, this decision will benefit the company over the long run, as it received good economic value in this transaction. Post this transaction, Ligand has a strong balance sheet with net cash in excess of $700 M (roughly one-third its market cap). We feel the market underestimates Ligand’s development pipeline, and we expect the company to take advantage of its cash position by repurchasing shares or investing in value-creating transactions. Its partnered products continue to progress through various stages of clinical development, and we continue to believe it offers a compelling way to invest in a broad range of biotech innovation.

Beyond health care, Cooper-Standard Holdings was a prominent detractor. Cooper-Standard is an automotive supplier with leading market shares in specialized product areas such as rubber door sealants. It has sought to differentiate its products through innovation, introducing high performance materials such as FortrexTM, a proprietary, lightweight, performance-enhancing elastomer. Innovative products like FortrexTM have helped Cooper-Standard gain share in auto applications as well as expand into new markets such as construction and consumer goods. The company’s results have been pressured recently by weaker auto production growth in Europe and China, as well as by sales shifts in these regions toward lower-margin products. Additionally, the delayed ramp in a highly awaited new vehicle platform in the U.S. added to headwinds for its business. In response, the company has announced new restructuring measures to scale back production, streamline its vendor network and improve its cost management and cash flow. In our view, these efforts may help bolster the bottom line as Cooper-Standard continues to innovate with new products that differentiate it from its competitors.

DERIVATIVES USE

Please see the Derivatives Instruments section in the “Notes to Financial Statements” for information about the derivatives used by the Fund.

OUTLOOK

While the U.S. economy remains healthy, there are signs it may be slowing. This is not entirely surprising given the length of the current economic expansion. Slowing global growth is just one potential source of equity market volatility, and rising geopolitical tensions could also act as headwinds for stock performance. As the U.S. election draws closer, we would also expect political rhetoric to create volatility for stocks tied to specific sectors and industries.

We also continue to monitor a valuation bifurcation among small-cap stocks. Some companies tied to secular growth trends such as biotech innovation or Software as a Service (SaaS) have traded at extreme multiples, even though many have yet to produce earnings. At the opposite end of the spectrum, stocks of many companies with any cyclicality to their business models have, in our view, already priced in a recession. While we started to see a reversal of these trends late in the third quarter, it is too early to tell whether this rotation will persist.

Given these crosscurrents, we remain committed to our balanced investment approach. We own some companies tied to powerful secular growth trends, but have been selective and disciplined with regard to valuation. In health care, we’ve generally avoided the smallest biotech companies in the index, those whose potential earnings streams are often tied to a single treatment still under

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development. Instead, we favor companies with some approved products or with multiple drug candidates under development, thereby potentially mitigating some risk in this volatile sector. We also hold companies providing services that improve drug delivery and development and which could benefit from the rising industry spend associated with discovering new treatments.

We have also been selective among the cyclical companies we own. In many cases these companies have large aftermarket businesses or other recurring revenue components that make their earnings streams more resilient than the market is currently giving them credit for. We will be patient with these stocks, and believe the market will assign a higher multiple to these companies as they demonstrate the durability of their earnings streams.

Above all, our focus remains on identifying exceptional companies with high or improving returns on invested capital, strong free cash flow, experienced management teams and healthy competitive positioning. At the same time, we remain disciplined in managing position sizes and monitoring valuations. In our view, this long-term, disciplined approach is the best way to deliver strong risk-adjusted returns in varying economic backdrops.

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Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Euronet Worldwide Inc	0.64%	Ligand Pharmaceuticals Inc	-0.61%
	Cadence Design Systems Inc	0.63%	Cooper-Standard Holdings Inc	-0.57%
	HEICO Corp	0.62%	Diplomat Pharmacy Inc	-0.46%
	ServiceMaster Global Holdings Inc	0.59%	ICU Medical Inc	-0.44%
	Crown Holdings Inc	0.49%	Inogen Inc	-0.43%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Other**	0.82%	3.39%	0.00%
	Financials	0.81%	6.16%	6.88%
	Materials	0.74%	4.61%	4.22%
	Consumer Staples	0.62%	2.71%	2.05%
	Energy	0.31%	1.32%	1.04%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	-0.47%	1.42%	3.14%
	Health Care	-0.42%	20.26%	22.22%
	Information Technology	-0.25%	26.42%	25.15%
	Utilities	-0.13%	0.00%	0.39%
	Communication Services	0.00%	1.36%	3.23%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Catalent Inc
Pharmaceuticals	2.4%
ServiceMaster Global Holdings Inc
Diversified Consumer Services	2.3%
Broadridge Financial Solutions Inc
Information Technology Services	2.2%
Blackbaud Inc
Software	2.2%
Euronet Worldwide Inc
Information Technology Services	2.2%
11.3%

Asset Allocation - (% of Net Assets)
Common Stocks	97.0%
Investment Companies	3.2%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

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Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	-2.69%	12.19%	14.88%	12.37%	1.30%
Class A Shares at MOP(1)	-8.29%	10.88%	14.20%	11.92%
Class C Shares at NAV(1)	-3.26%	11.51%	14.10%	11.60%	1.76%
Class C Shares at CDSC(1)	-4.15%	11.51%	14.10%	11.60%
Class D Shares(1)	-2.41%	12.55%	15.19%	12.65%	0.80%
Class I Shares(1)	-2.36%	12.60%	15.29%	12.57%	0.75%
Class N Shares(1)	-2.26%	12.72%	15.08%	12.57%	0.66%
Class R Shares(1)	-2.97%	11.87%	14.50%	12.01%	1.41%
Class S Shares(1)	-2.75%	12.15%	14.80%	12.26%	1.16%
Class T Shares(1)	-2.52%	12.43%	15.08%	12.57%	0.91%
Russell 2500 Growth Index	-4.11%	10.22%	13.48%	9.47%
Russell 2000 Growth Index	-9.63%	9.08%	12.25%	8.45%
Morningstar Quartile - Class T Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	134/673	82/630	26/562	6/494

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

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Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

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Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,032.40	$5.71	$1,000.00	$1,019.45	$5.67	1.12%
Class C Shares	$1,000.00	$1,029.60	$8.55	$1,000.00	$1,016.65	$8.49	1.68%
Class D Shares	$1,000.00	$1,033.90	$4.08	$1,000.00	$1,021.06	$4.05	0.80%
Class I Shares	$1,000.00	$1,034.30	$3.88	$1,000.00	$1,021.26	$3.85	0.76%
Class N Shares	$1,000.00	$1,034.80	$3.37	$1,000.00	$1,021.76	$3.35	0.66%
Class R Shares	$1,000.00	$1,031.00	$7.18	$1,000.00	$1,018.00	$7.13	1.41%
Class S Shares	$1,000.00	$1,032.00	$5.91	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,033.50	$4.59	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

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Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 97.0%
Aerospace & Defense – 4.3%
Axon Enterprise Inc*	1,649,258	$93,644,869
HEICO Corp	1,997,263	194,353,663
Teledyne Technologies Inc*	667,569	214,950,542
		502,949,074
Auto Components – 0.8%
Cooper-Standard Holdings Inc*,£	440,778	18,019,005
Visteon Corp*	959,334	79,183,428
		97,202,433
Automobiles – 0.3%
Thor Industries Inc	710,990	40,270,474
Banks – 1.1%
Pacific Premier Bancorp Inc	2,390,746	74,567,368
PacWest Bancorp	1,603,391	58,267,229
		132,834,597
Biotechnology – 4.3%
Amicus Therapeutics Inc*	4,190,693	33,609,358
Eagle Pharmaceuticals Inc/DE*,£	1,117,381	63,210,243
FibroGen Inc*	1,045,028	38,645,135
Global Blood Therapeutics Inc*	1,070,240	51,928,045
Heron Therapeutics Inc*	2,347,401	43,426,919
Ironwood Pharmaceuticals Inc*	3,049,863	26,183,074
Ligand Pharmaceuticals Inc*	917,099	91,288,034
Neurocrine Biosciences Inc*	1,032,834	93,068,672
Sage Therapeutics Inc*	426,727	59,865,531
		501,225,011
Capital Markets – 3.9%
Eaton Vance Corp	1,526,057	68,565,741
LPL Financial Holdings Inc	3,019,253	247,276,821
MarketAxess Holdings Inc	233,578	76,496,795
MSCI Inc	303,773	66,146,571
		458,485,928
Chemicals – 2.4%
HB Fuller Co	1,732,127	80,647,833
Sensient Technologies Corp£	2,840,961	195,031,973
		275,679,806
Commercial Services & Supplies – 2.8%
Cimpress NV*	777,527	102,509,160
Healthcare Services Group Inc	2,552,195	61,992,817
IAA Inc*	2,265,341	94,532,680
KAR Auction Services Inc	2,667,893	65,496,773
		324,531,430
Construction Materials – 1.0%
Summit Materials Inc*	5,171,023	114,796,711
Containers & Packaging – 2.1%
Crown Holdings Inc*	3,739,526	247,033,088
Diversified Consumer Services – 3.2%
frontdoor Inc*	2,112,656	102,611,702
ServiceMaster Global Holdings Inc*	4,729,345	264,370,385
		366,982,087
Diversified Financial Services – 0.6%
Clarivate Analytics PLC*	4,163,075	70,231,075
Diversified Telecommunication Services – 0.5%
Vonage Holdings Corp*	5,575,464	63,002,743
Electrical Equipment – 0.7%
EnerSys	1,168,186	77,030,185
Electronic Equipment, Instruments & Components – 4.0%
Belden Inc£	2,038,165	108,715,721
Cognex Corp	748,066	36,752,483

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
Itron Inc*	891,419	$65,929,349
National Instruments Corp	1,000,412	42,007,300
OSI Systems Inc*,£	1,154,430	117,243,911
Rogers Corp*	707,023	96,657,114
		467,305,878
Entertainment – 0.5%
AMC Entertainment Holdings Inc£	5,237,661	56,042,973
Equity Real Estate Investment Trusts (REITs) – 0.8%
Lamar Advertising Co	1,121,881	91,915,710
Food & Staples Retailing – 0.7%
Casey's General Stores Inc	515,609	83,095,546
Food Products – 2.1%
Hostess Brands Inc*	4,096,466	57,289,077
Premium Brands Holdings Corp	1,162,644	81,737,024
Simply Good Foods Co*,£	3,696,536	107,162,579
		246,188,680
Health Care Equipment & Supplies – 8.7%
Cantel Medical Corp	1,185,277	88,658,720
DexCom Inc*	389,350	58,106,594
Glaukos Corp*	1,405,634	87,866,181
Globus Medical Inc*	2,506,861	128,150,734
ICU Medical Inc*	523,867	83,609,173
Integra LifeSciences Holdings Corp*	3,003,037	180,392,433
Natus Medical Inc*,£	2,735,493	87,098,097
STERIS PLC	1,319,537	190,659,901
West Pharmaceutical Services Inc	798,241	113,206,539
		1,017,748,372
Health Care Providers & Services – 0.4%
HealthEquity Inc*	866,240	49,501,285
Hotels, Restaurants & Leisure – 3.6%
Churchill Downs Inc	84,075	10,379,479
Dunkin' Brands Group Inc	1,128,430	89,552,205
Jack in the Box Inc	804,309	73,288,636
Luckin Coffee Inc*,#	1,215,094	23,086,786
Six Flags Entertainment Corp	1,280,294	65,026,132
Texas Roadhouse Inc	1,067,625	56,071,665
Wendy's Co	4,883,102	97,564,378
		414,969,281
Industrial Conglomerates – 1.7%
Carlisle Cos Inc	1,371,041	199,541,307
Information Technology Services – 7.7%
Broadridge Financial Solutions Inc	2,094,826	260,659,199
Euronet Worldwide Inc*	1,734,422	253,745,939
Jack Henry & Associates Inc	519,568	75,841,341
LiveRamp Holdings Inc*	1,568,219	67,370,688
MAXIMUS Inc	773,312	59,746,085
WEX Inc*	670,780	135,544,515
Wix.com Ltd*	366,107	42,739,331
		895,647,098
Internet & Direct Marketing Retail – 2.1%
Etsy Inc*	1,692,572	95,630,318
GrubHub Inc*	1,104,833	62,102,663
MakeMyTrip Ltd*	1,384,253	31,408,701
Wayfair Inc*	490,743	55,022,105
		244,163,787
Life Sciences Tools & Services – 3.1%
Bio-Techne Corp	680,554	133,164,001
Bruker Corp	3,311,446	145,471,823

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
PerkinElmer Inc	1,013,118	$86,287,260
		364,923,084
Machinery – 7.8%
Donaldson Co Inc	2,762,352	143,863,292
Gates Industrial Corp PLC*	5,868,613	59,096,933
ITT Inc	2,823,877	172,793,034
Kennametal Inc	1,985,719	61,041,002
Middleby Corp*	776,647	90,790,034
Nordson Corp	860,867	125,910,407
Proto Labs Inc*	496,215	50,663,551
Rexnord Corp*	4,689,972	126,863,743
Wabtec Corp	1,012,804	72,780,095
		903,802,091
Media – 0.6%
Cable One Inc	59,670	74,867,949
Oil, Gas & Consumable Fuels – 0.6%
Magnolia Oil & Gas Corp*	6,279,839	69,706,213
Personal Products – 0.5%
Ontex Group NV	2,909,297	52,345,786
Pharmaceuticals – 2.4%
Catalent Inc*	5,909,642	281,653,538
Professional Services – 0.9%
Insperity Inc	350,105	34,527,355
TriNet Group Inc*	1,185,318	73,714,926
		108,242,281
Real Estate Management & Development – 0.6%
Jones Lang LaSalle Inc	523,162	72,750,908
Road & Rail – 1.7%
Old Dominion Freight Line Inc	356,493	60,593,115
Saia Inc*,£	1,474,703	138,179,671
		198,772,786
Semiconductor & Semiconductor Equipment – 3.7%
Cree Inc*	495,273	24,268,377
Entegris Inc	3,147,882	148,139,327
ON Semiconductor Corp*	9,880,548	189,805,327
Xperi Corp£	3,016,022	62,371,335
		424,584,366
Software – 11.9%
ACI Worldwide Inc*	2,066,889	64,745,298
Avalara Inc*	1,218,622	82,001,074
Blackbaud Inc£	2,812,206	254,054,690
Cadence Design Systems Inc*	1,773,163	117,170,611
Cision Ltd*,£	8,294,911	63,787,866
Digimarc Corp*,£	692,357	27,064,235
Envestnet Inc*	2,151,987	122,017,663
Guidewire Software Inc*	907,757	95,659,433
RealPage Inc*	2,530,312	159,055,412
SS&C Technologies Holdings Inc	4,319,925	222,778,532
Upland Software Inc*	1,077,956	37,577,546
Yext Inc*	2,949,062	46,860,595
Zendesk Inc*	1,240,013	90,372,147
		1,383,145,102
Specialty Retail – 0.6%
Williams-Sonoma Inc	955,733	64,970,729
Technology Hardware, Storage & Peripherals – 1.1%
NCR Corp*	3,984,393	125,747,443
Textiles, Apparel & Luxury Goods – 0.5%
Carter's Inc	618,827	56,443,211

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 0.7%
LendingTree Inc*	254,664	$79,055,346
Total Common Stocks (cost $7,855,627,436)		11,299,385,392
Investment Companies – 3.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº,£	9,976,200	9,976,200
Money Markets – 3.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£	359,211,590	359,211,590
Total Investment Companies (cost $369,187,790)		369,187,790
Total Investments (total cost $8,224,815,226) – 100.2%		11,668,573,182
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(23,472,167)
Net Assets – 100%		$11,645,101,015

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$11,437,255,554	98.0%
Canada	81,737,024	0.7
Belgium	52,345,786	0.4
Israel	42,739,331	0.4
India	31,408,701	0.3
China	23,086,786	0.2

Total	$11,668,573,182	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/19
Common Stocks - 8.5%
Auto Components - N/A
Cooper-Standard Holdings Inc*,š	$-	$(35,871,670)	$(32,841,125)	$	N/A
Biotechnology - 0.5%
Eagle Pharmaceuticals Inc/DE*	-	-	(14,257,782)		63,210,243
Chemicals - 1.7%
Sensient Technologies Corp	3,924,336	-	(19,497,393)		195,031,973
Electronic Equipment, Instruments & Components - 1.0%
Arlo Technologies Inc	-	(31,145,362)	-		-
Belden Incš	407,633	-	(36,829,642)		N/A
OSI Systems Inc*	-	2,536,553	29,190,786		117,243,911
Total Electronic Equipment, Instruments & Components	$407,633	$(28,608,809)	$(7,638,856)		$117,243,911
Entertainment - 0.5%
AMC Entertainment Holdings Inc	4,190,129	-	(47,148,605)		56,042,973
Food Products - N/A
Simply Good Foods Co*,š	-	3,166,304	33,137,046		N/A
Health Care Equipment & Supplies - 0.7%
Natus Medical Inc*	-	(2,311,443)	(9,387,225)		87,098,097
Health Care Providers & Services - N/A
Diplomat Pharmacy Inc	-	(55,764,143)	594,334		-
Machinery - N/A
Milacron Holdings Corp	-	(22,759,121)	(12,058,397)		-
Road & Rail - 1.2%
Saia Inc*	-	-	54,246,993		138,179,671
Semiconductor & Semiconductor Equipment - 0.5%
Xperi Corp	2,084,123	(1,876,738)	15,707,860		62,371,335
Software - 2.4%
Blackbaud Inc	1,227,091	-	(7,872,499)		254,054,690
Cision Ltd*,š	-	-	(21,510,310)		N/A
Digimarc Corp*	-	3,820,003	6,814,151		27,064,235
Total Software	$1,227,091	$3,820,003	$(22,568,658)		$281,118,925
Total Common Stocks	$11,833,312	$(140,205,617)	$(61,711,808)		$1,000,297,128
Investment Companies - 3.2%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	730,234∆	-	-		9,976,200
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	8,745,448	5,264	-		359,211,590
Total Investment Companies	$9,475,682	$5,264	$-		$369,187,790
Total Affiliated Investments - 11.7%	$21,308,994	$(140,200,353)	$(61,711,808)		$1,369,484,918

(1) For securities that were affiliated for a portion of the year ended September 30, 2019, this column reflects amounts for the entire year ended September 30, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Common Stocks - 8.5%
Auto Components - N/A
Cooper-Standard Holdings Inc*,š	729,283	288,907	(577,412)	440,778
Biotechnology - 0.5%
Eagle Pharmaceuticals Inc/DE*	1,117,381	-	-	1,117,381
Chemicals - 1.7%
Sensient Technologies Corp	2,497,650	343,311	-	2,840,961
Electronic Equipment, Instruments & Components - 1.0%
Arlo Technologies Inc	-	4,609,880Ð	(4,609,880)	-
Belden Incš	2,038,165	-	-	2,038,165
OSI Systems Inc*	1,024,013	188,871	(58,454)	1,154,430
Entertainment - 0.5%
AMC Entertainment Holdings Inc	4,378,888	858,773	-	5,237,661
Food Products - N/A
Simply Good Foods Co*,š	4,072,031	-	(375,495)	3,696,536
Health Care Equipment & Supplies - 0.7%
Natus Medical Inc*	2,886,756	130,890	(282,153)	2,735,493
Health Care Providers & Services - N/A
Diplomat Pharmacy Inc	3,097,282	1,155,123	(4,252,405)	-
Machinery - N/A
Milacron Holdings Corp	4,603,035	-	(4,603,035)	-
Road & Rail - 1.2%
Saia Inc*	-	1,474,703	-	1,474,703
Semiconductor & Semiconductor Equipment - 0.5%
Xperi Corp	2,267,664	879,112	(130,754)	3,016,022
Software - 2.4%
Blackbaud Inc	1,958,818	853,388	-	2,812,206
Cision Ltd*,š	-	8,294,911	-	8,294,911
Digimarc Corp*	1,003,013	-	(310,656)	692,357
Investment Companies - 3.2%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	190,495,495	992,930,986	(1,173,450,281)	9,976,200
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	664,332,762	1,074,969,928	(1,380,091,100)	359,211,590

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Canadian Dollar	10/24/19	(35,673,000)	$27,048,332	$108,030
Canadian Dollar	10/24/19	(1,939,000)	1,452,876	(11,460)
Euro	10/24/19	(3,797,000)	4,204,778	58,822

				155,392
Credit Suisse International:
Canadian Dollar	11/27/19	(36,429,000)	27,555,267	30,863
Euro	11/27/19	(17,578,000)	19,543,748	308,427

				339,290
HSBC Securities (USA), Inc.:
Euro	12/19/19	(12,272,000)	13,636,892	180,625
JPMorgan Chase Bank, National Association:
Canadian Dollar	10/24/19	(8,539,000)	6,480,437	31,772
Total				$707,079

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$718,539

Liability Derivatives:
Forward foreign currency exchange contracts	$ 11,460

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$2,636,967

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 529,443

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 75,736,643

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Russell 2500TM Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

#	Loaned security; a portion of the security is on loan at September 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of September 30, 2019.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

Janus Investment Fund	17

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$11,299,385,392	$-	$-
Investment Companies	-	369,187,790	-
Total Investments in Securities	$11,299,385,392	$369,187,790	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	718,539	-
Total Assets	$11,299,385,392	$369,906,329	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$11,460	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

18	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$10,299,088,264
Affiliated investments, at value(3)	1,369,484,918
Cash	607
Forward foreign currency exchange contracts	718,539
Closed foreign currency contracts	39,013
Non-interested Trustees' deferred compensation	300,735
Receivables:
Fund shares sold	13,267,383
Investments sold	6,607,872
Dividends	2,546,015
Dividends from affiliates	568,036
Foreign tax reclaims	201,263
Other assets	27,847
Total Assets	11,692,850,492
Liabilities:
Collateral for securities loaned (Note 3)	9,976,200
Forward foreign currency exchange contracts	11,460
Payables:	—
Fund shares repurchased	17,380,156
Investments purchased	11,487,639
Advisory fees	6,223,402
Transfer agent fees and expenses	1,326,277
12b-1 Distribution and shareholder servicing fees	475,926
Non-interested Trustees' deferred compensation fees	300,735
Professional fees	90,229
Non-interested Trustees' fees and expenses	80,937
Affiliated fund administration fees payable	24,310
Custodian fees	19,255
Accrued expenses and other payables	352,951
Total Liabilities	47,749,477
Net Assets	$11,645,101,015

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Triton Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,709,180,940
Total distributable earnings (loss)	3,935,920,075
Total Net Assets	$11,645,101,015
Net Assets - Class A Shares	$491,044,967
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,397,072
Net Asset Value Per Share(4)	$29.95
Maximum Offering Price Per Share(5)	$31.78
Net Assets - Class C Shares	$150,431,410
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,480,277
Net Asset Value Per Share(4)	$27.45
Net Assets - Class D Shares	$1,191,949,842
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,707,833
Net Asset Value Per Share	$30.79
Net Assets - Class I Shares	$2,235,806,859
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	72,075,414
Net Asset Value Per Share	$31.02
Net Assets - Class N Shares	$3,848,033,532
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	123,407,710
Net Asset Value Per Share	$31.18
Net Assets - Class R Shares	$325,507,100
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,249,249
Net Asset Value Per Share	$28.94
Net Assets - Class S Shares	$520,950,382
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,569,363
Net Asset Value Per Share	$29.65
Net Assets - Class T Shares	$2,881,376,923
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	94,428,528
Net Asset Value Per Share	$30.51

(1) Includes cost of $7,032,452,907.

(2) Includes $9,725,516 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $1,192,362,319.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$73,976,829
Dividends from affiliates	20,578,760
Affiliated securities lending income, net	730,234
Other income	86
Foreign tax withheld	(409,883)
Total Investment Income	94,876,026
Expenses:
Advisory fees	72,538,176
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,246,889
Class C Shares	1,575,500
Class R Shares	1,693,398
Class S Shares	1,352,084
Transfer agent administrative fees and expenses:
Class D Shares	1,416,799
Class R Shares	852,502
Class S Shares	1,352,593
Class T Shares	7,350,177
Transfer agent networking and omnibus fees:
Class A Shares	2,076,544
Class C Shares	125,111
Class I Shares	2,092,431
Other transfer agent fees and expenses:
Class A Shares	44,792
Class C Shares	14,130
Class D Shares	133,306
Class I Shares	135,923
Class N Shares	83,998
Class R Shares	9,647
Class S Shares	8,276
Class T Shares	29,527
Shareholder reports expense	553,546
Non-interested Trustees’ fees and expenses	340,975
Registration fees	271,026
Affiliated fund administration fees	267,261
Professional fees	168,992
Custodian fees	78,475
Other expenses	676,608
Total Expenses	96,488,686
Less: Excess Expense Reimbursement and Waivers	(1,240,865)
Net Expenses	95,247,821
Net Investment Income/(Loss)	(371,795)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Triton Fund

Statement of Operations

For the year ended September 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$651,471,107
Investments in affiliates	(140,200,352)
Forward foreign currency exchange contracts	2,636,967
Total Net Realized Gain/(Loss) on Investments	513,907,722
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(750,989,189)
Investments in affiliates	(61,711,808)
Forward foreign currency exchange contracts	529,443
Total Change in Unrealized Net Appreciation/Depreciation	(812,171,554)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(298,635,627)

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$(371,795)	$834,939
Net realized gain/(loss) on investments	513,907,722	850,550,790
Change in unrealized net appreciation/depreciation	(812,171,554)	1,433,709,037
Net Increase/(Decrease) in Net Assets Resulting from Operations	(298,635,627)	2,285,094,766
Dividends and Distributions to Shareholders
Class A Shares	(32,411,188)	(25,854,748)
Class C Shares	(12,074,669)	(11,564,324)
Class D Shares	(72,180,137)	(54,586,029)
Class I Shares	(135,674,407)	(99,087,899)
Class N Shares	(190,027,454)	(93,111,433)
Class R Shares	(22,546,122)	(17,034,906)
Class S Shares	(35,354,673)	(26,040,818)
Class T Shares	(184,646,954)	(141,145,567)
Net Decrease from Dividends and Distributions to Shareholders	(684,915,604)	(468,425,724)
Capital Share Transactions:
Class A Shares	(42,099,808)	(3,539,071)
Class C Shares	(35,840,614)	(43,800,853)
Class D Shares	(2,858,770)	20,366,128
Class I Shares	(6,060,097)	146,465,628
Class N Shares	842,909,735	1,171,037,728
Class R Shares	(25,260,699)	13,812,692
Class S Shares	(41,630,651)	27,597,803
Class T Shares	(149,200,867)	10,212,149
Net Increase/(Decrease) from Capital Share Transactions	539,958,229	1,342,152,204
Net Increase/(Decrease) in Net Assets	(443,593,002)	3,158,821,246
Net Assets:
Beginning of period	12,088,694,017	8,929,872,771
End of period	$11,645,101,015	$12,088,694,017

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$33.12	$28.03	$23.79	$22.16	$23.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	(0.07)	(0.08)	(0.04)	(0.10)
Net realized and unrealized gain/(loss)	(1.19)	6.62	4.97	3.38	1.30
Total from Investment Operations	(1.27)	6.55	4.89	3.34	1.20
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Net Asset Value, End of Period	$29.95	$33.12	$28.03	$23.79	$22.16
Total Return*	(2.69)%	24.26%	21.06%	15.85%	4.87%
Net Assets, End of Period (in thousands)	$491,045	$586,644	$498,657	$591,526	$580,641
Average Net Assets for the Period (in thousands)	$501,143	$544,457	$532,950	$584,777	$584,857
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.30%	1.26%	1.17%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.14%	1.15%	1.10%
Ratio of Net Investment Income/(Loss)	(0.28)%	(0.25)%	(0.30)%	(0.18)%	(0.40)%
Portfolio Turnover Rate	26%	21%	30%	22%	27%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.72	$26.25	$22.45	$21.13	$22.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.23)	(0.25)	(0.22)	(0.17)	(0.24)
Net realized and unrealized gain/(loss)	(1.14)	6.18	4.67	3.20	1.26
Total from Investment Operations	(1.37)	5.93	4.45	3.03	1.02
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Net Asset Value, End of Period	$27.45	$30.72	$26.25	$22.45	$21.13
Total Return*	(3.26)%	23.51%	20.34%	15.11%	4.21%
Net Assets, End of Period (in thousands)	$150,431	$206,617	$215,499	$228,218	$235,409
Average Net Assets for the Period (in thousands)	$168,909	$219,336	$216,651	$230,812	$246,725
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.74%	1.75%	1.78%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.74%	1.75%	1.78%	1.73%
Ratio of Net Investment Income/(Loss)	(0.84)%	(0.88)%	(0.91)%	(0.81)%	(1.02)%
Portfolio Turnover Rate	26%	21%	30%	22%	27%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$33.89	$28.56	$24.18	$22.47	$23.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.02	0.01	0.03	(0.03)
Net realized and unrealized gain/(loss)	(1.21)	6.77	5.05	3.43	1.31
Total from Investment Operations	(1.20)	6.79	5.06	3.46	1.28
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.03)	(0.04)	(0.02)
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.90)	(1.46)	(0.68)	(1.75)	(2.38)
Net Asset Value, End of Period	$30.79	$33.89	$28.56	$24.18	$22.47
Total Return*	(2.41)%	24.67%	21.47%	16.18%	5.19%
Net Assets, End of Period (in thousands)	$1,191,950	$1,302,196	$1,074,740	$923,633	$841,863
Average Net Assets for the Period (in thousands)	$1,183,056	$1,190,715	$979,341	$874,957	$909,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.81%	0.83%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.81%	0.83%	0.83%
Ratio of Net Investment Income/(Loss)	0.04%	0.07%	0.03%	0.14%	(0.11)%
Portfolio Turnover Rate	26%	21%	30%	22%	27%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$34.11	$28.72	$24.31	$22.58	$23.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.04	0.02	0.04	(0.01)
Net realized and unrealized gain/(loss)	(1.21)	6.81	5.08	3.45	1.30
Total from Investment Operations	(1.19)	6.85	5.10	3.49	1.29
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.04)	(0.05)	(0.03)
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.90)	(1.46)	(0.69)	(1.76)	(2.39)
Net Asset Value, End of Period	$31.02	$34.11	$28.72	$24.31	$22.58
Total Return*	(2.36)%	24.74%	21.52%	16.24%	5.20%
Net Assets, End of Period (in thousands)	$2,235,807	$2,451,517	$1,928,184	$1,412,659	$1,270,497
Average Net Assets for the Period (in thousands)	$2,206,658	$2,158,823	$1,641,647	$1,322,407	$1,332,826
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.75%	0.77%	0.78%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.77%	0.78%	0.77%
Ratio of Net Investment Income/(Loss)	0.08%	0.12%	0.07%	0.18%	(0.06)%
Portfolio Turnover Rate	26%	21%	30%	22%	27%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$34.24	$28.80	$24.37	$22.62	$23.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.07	0.04	0.06	—(2)
Net realized and unrealized gain/(loss)	(1.21)	6.83	5.10	3.46	1.32
Total from Investment Operations	(1.16)	6.90	5.14	3.52	1.32
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.06)	(0.06)	(0.05)
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.90)	(1.46)	(0.71)	(1.77)	(2.41)
Net Asset Value, End of Period	$31.18	$34.24	$28.80	$24.37	$22.62
Total Return*	(2.26)%	24.85%	21.63%	16.39%	5.31%
Net Assets, End of Period (in thousands)	$3,848,034	$3,218,359	$1,614,834	$830,583	$502,638
Average Net Assets for the Period (in thousands)	$3,452,214	$2,381,425	$1,158,522	$658,825	$361,014
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.67%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.67%	0.68%	0.67%
Ratio of Net Investment Income/(Loss)	0.17%	0.23%	0.17%	0.29%	(0.01)%
Portfolio Turnover Rate	26%	21%	30%	22%	27%

Class R Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.17	$27.34	$23.28	$21.78	$23.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.16)	(0.16)	(0.14)	(0.10)	(0.17)
Net realized and unrealized gain/(loss)	(1.17)	6.45	4.85	3.31	1.28
Total from Investment Operations	(1.33)	6.29	4.71	3.21	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Net Asset Value, End of Period	$28.94	$32.17	$27.34	$23.28	$21.78
Total Return*	(2.97)%	23.91%	20.74%	15.51%	4.52%
Net Assets, End of Period (in thousands)	$325,507	$386,643	$314,746	$248,942	$185,921
Average Net Assets for the Period (in thousands)	$341,001	$352,329	$276,566	$217,482	$175,856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.41%	1.42%	1.44%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.42%	1.44%	1.42%
Ratio of Net Investment Income/(Loss)	(0.57)%	(0.54)%	(0.58)%	(0.47)%	(0.72)%
Portfolio Turnover Rate	26%	21%	30%	22%	27%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.83	$27.81	$23.61	$22.01	$23.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.09)	(0.08)	(0.05)	(0.11)
Net realized and unrealized gain/(loss)	(1.19)	6.57	4.93	3.36	1.29
Total from Investment Operations	(1.28)	6.48	4.85	3.31	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Net Asset Value, End of Period	$29.65	$32.83	$27.81	$23.61	$22.01
Total Return*	(2.75)%	24.20%	21.05%	15.82%	4.81%
Net Assets, End of Period (in thousands)	$520,950	$619,660	$498,839	$394,708	$336,526
Average Net Assets for the Period (in thousands)	$541,037	$553,006	$435,784	$360,952	$363,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.17%	1.18%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.17%	1.18%	1.17%
Ratio of Net Investment Income/(Loss)	(0.32)%	(0.29)%	(0.33)%	(0.21)%	(0.45)%
Portfolio Turnover Rate	26%	21%	30%	22%	27%

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$33.64	$28.39	$24.05	$22.36	$23.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.01)	(0.02)	0.01	(0.05)
Net realized and unrealized gain/(loss)	(1.21)	6.72	5.03	3.41	1.31
Total from Investment Operations	(1.23)	6.71	5.01	3.42	1.26
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)	(0.02)	(0.01)
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.90)	(1.46)	(0.67)	(1.73)	(2.37)
Net Asset Value, End of Period	$30.51	$33.64	$28.39	$24.05	$22.36
Total Return*	(2.52)%	24.53%	21.34%	16.09%	5.12%
Net Assets, End of Period (in thousands)	$2,881,377	$3,317,058	$2,784,374	$2,563,055	$2,420,726
Average Net Assets for the Period (in thousands)	$2,940,071	$3,031,535	$2,611,122	$2,445,216	$2,537,954
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.91%	0.91%	0.92%	0.91%
Ratio of Net Investment Income/(Loss)	(0.07)%	(0.04)%	(0.07)%	0.04%	(0.20)%
Portfolio Turnover Rate	26%	21%	30%	22%	27%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Triton Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Triton Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

28	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Notes to Financial Statements

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	29

Janus Henderson Triton Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency

30	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Notes to Financial Statements

translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

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Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

32	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Notes to Financial Statements

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

Janus Investment Fund	33

Janus Henderson Triton Fund

Notes to Financial Statements

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$166,852	$(11,460)	$—	$155,392
Credit Suisse International	339,290	—	—	339,290
Deutsche Bank AG	9,725,516	—	(9,725,516)	—
HSBC Securities (USA), Inc.	180,625	—	—	180,625
JPMorgan Chase Bank, National Association	31,772	—	—	31,772

Total	$10,444,055	$(11,460)	$(9,725,516)	$707,079
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$11,460	$(11,460)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of

34	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Notes to Financial Statements

cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to

Janus Investment Fund	35

Janus Henderson Triton Fund

Notes to Financial Statements

the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $9,725,516. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2019 is $9,976,200, resulting in the net amount due to the counterparty of $250,684.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the

36	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Notes to Financial Statements

0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign

Janus Investment Fund	37

Janus Henderson Triton Fund

Notes to Financial Statements

currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $7,969.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $2,416.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $30,862,344 in sales, resulting in a net realized gain of $26,509,839. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and

38	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Notes to Financial Statements

losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 500,363,002	$ -	$ (7,602,110)	$ -	$ (286,113)	$3,443,445,296

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,225,127,886	$3,889,727,615	$(446,282,319)	$ 3,443,445,296

Information on the tax components of derivatives as of September 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 707,079	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 163,046,737	$ 521,868,867	$ -	$ 7,861,382

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 16,166,729	$ 452,258,995	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Janus Investment Fund	39

Janus Henderson Triton Fund

Notes to Financial Statements

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 33,777,620	$ (7,271,211)	$ (26,506,409)

Capital has been adjusted by $41,639,002, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

6. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,303,788	$ 151,746,953	6,658,168	$ 200,895,961
Reinvested dividends and distributions	787,951	19,683,017	545,570	15,395,989
Shares repurchased	(7,405,787)	(213,529,778)	(7,281,998)	(219,831,021)
Net Increase/(Decrease)	(1,314,048)	$ (42,099,808)	(78,260)	$ (3,539,071)
Class C Shares:
Shares sold	178,730	$ 4,623,800	461,127	$ 12,815,475
Reinvested dividends and distributions	475,221	10,925,331	386,749	10,171,509
Shares repurchased	(1,900,446)	(51,389,745)	(2,330,655)	(66,787,837)
Net Increase/(Decrease)	(1,246,495)	$ (35,840,614)	(1,482,779)	$ (43,800,853)
Class D Shares:
Shares sold	2,198,440	$ 65,073,605	2,911,041	$ 88,761,305
Reinvested dividends and distributions	2,756,706	70,626,814	1,856,485	53,466,745
Shares repurchased	(4,673,769)	(138,559,189)	(3,972,080)	(121,861,922)
Net Increase/(Decrease)	281,377	$ (2,858,770)	795,446	$ 20,366,128
Class I Shares:
Shares sold	14,152,570	$ 424,415,509	19,287,441	$ 598,883,012
Reinvested dividends and distributions	4,728,948	122,006,855	3,055,387	88,545,114
Shares repurchased	(18,678,411)	(552,482,461)	(17,597,196)	(540,962,498)
Net Increase/(Decrease)	203,107	$ (6,060,097)	4,745,632	$ 146,465,628
Class N Shares:
Shares sold	43,253,852	$1,290,802,475	46,157,112	$1,434,876,518
Reinvested dividends and distributions	7,038,299	182,432,698	3,142,320	91,347,254
Shares repurchased	(20,874,085)	(630,325,438)	(11,370,808)	(355,186,044)
Net Increase/(Decrease)	29,418,066	$ 842,909,735	37,928,624	$1,171,037,728
Class R Shares:
Shares sold	2,911,172	$ 81,513,578	3,801,979	$ 111,052,480
Reinvested dividends and distributions	812,112	19,644,981	513,788	14,113,767
Shares repurchased	(4,492,491)	(126,419,258)	(3,808,996)	(111,353,555)
Net Increase/(Decrease)	(769,207)	$ (25,260,699)	506,771	$ 13,812,692
Class S Shares:
Shares sold	4,796,158	$ 138,114,867	5,865,004	$ 175,656,190
Reinvested dividends and distributions	1,410,090	34,885,615	917,848	25,681,393
Shares repurchased	(7,511,478)	(214,631,133)	(5,847,443)	(173,739,780)
Net Increase/(Decrease)	(1,305,230)	$ (41,630,651)	935,409	$ 27,597,803
Class T Shares:
Shares sold	10,335,394	$ 306,156,564	13,518,192	$ 414,131,971
Reinvested dividends and distributions	7,179,359	182,427,504	4,889,967	139,901,947
Shares repurchased	(21,701,792)	(637,784,935)	(17,879,155)	(543,821,769)
Net Increase/(Decrease)	(4,187,039)	$ (149,200,867)	529,004	$ 10,212,149

40	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,052,840,536	$2,886,067,559	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson Triton Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Triton Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Triton Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

42	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	43

Janus Henderson Triton Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

44	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

Janus Investment Fund	45

Janus Henderson Triton Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

46	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	47

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

58	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson Triton Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$563,507,869

60	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	63

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	65

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

66	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	67

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

68	SEPTEMBER 30, 2019

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund	5/13-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).
Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Triton Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Triton Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Triton Fund

Notes

NotesPage1

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Janus Henderson Triton Fund

Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93054 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Growth Opportunities Fund

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

FUND SNAPSHOT

The U.S. Growth Opportunities Fund is an actively managed U.S. growth strategy that engages in fundamental analysis to identify high-quality companies with strong growth characteristics. The strategy seeks long-term capital appreciation by investing in in a blend of small-, medium- and large-capitalization stocks.

Derek J. Pawlak co-portfolio manager	W. Scott Priebe co-portfolio manager

PERFORMANCE

The Janus Henderson U.S. Growth Opportunities Fund’s Class I Shares generated a return of 5.56% over the 12-month period ending September 30, 2019. The Fund’s benchmark, the Russell 3000® Growth Index, returned 2.70%.

INVESTMENT ENVIRONMENT

U.S. equities wavered during the period, but finished higher. The U.S. economy appeared relatively resilient, and consumer fundamentals remained healthy. The U.S. consumer appears to be in solid standing, with strength evident in wages, unemployment and spending power. Consumer sentiment remained robust, but began to exhibit signs of plateauing, which is understandable given the deceleration in manufacturing, threats of presidential impeachment and continued trade tensions with China. Stocks tied to global trade, such as energy and materials, tended to see negative impacts on their businesses, while low interest rates stimulated other sectors such as utilities and real estate.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark over the reporting period. Outperformance can be attributed to strong stock selection in the technology and health care sectors.

At a stock-specific level, the top contributors were CoStar Group, a provider of information, analytics and marketing services to the commercial property industry; Red Hat Inc., a provider of enterprise open-source software products; and Paycom Software, which specializes in cloud-based human capital management software for small- to medium-size businesses. CoStar shares have benefited from the company’s solid execution and margin expansion; revenue growth has been broad-based across products and management is forecasting another year of growth in the high teens. Red Hat shares were strong during the period due to the acquisition by IBM. Paycom delivered solid double-digit revenue growth and margin improvement during the period.

Sectors that detracted from performance were financials and consumer staples. At a stock level, the top detractors were Abiomed Inc., Activision Blizzard and Walgreens Boots Alliance. Abiomed, a manufacturer of medical implant devices, reported two tough quarters in a row. Potential competition from other emerging players spooked investors, and they are still in the “next wave” of adoption after working through most of the early adopters.

Activision Blizzard was challenged by a primary competitor’s “free to play” video game offering; the competitive landscape was a headwind to the Activision’s growth over the period. Shares of retail pharmacy company Walgreens Boots Alliance also were weak, as fundamentals for the the company turned negative and management took down full-year guidance due to lower gross margins and a weak U.S. retail business.

OUTLOOK

Despite macroeconomic concerns around slowing economic growth, Federal Reserve (Fed) policy and political uncertainty, the attractive backdrop for U.S. equities remains intact. Growth is relatively healthy, we have low unemployment and company growth, while slowing, is still constructive. Additionally, equity valuations appear reasonable given the amount of free cash flows on company balance sheets. A more accommodative policy from the Fed will also serve as a tailwind for stocks. The strength of the consumer is another bright spot: consumer spending has shown no signs of abating, and unemployment remains at low levels.

Janus Investment Fund	1

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

On the flip side, investors have a never-ending litany of reasons to be pessimistic – the trade war with China, central bank missteps, mid-term elections and general geopolitical unrest – but concerns with such factors have always persisted. It’s important that investors remain focused on company fundamentals. We expect the Fed to continue lowering rates, and we believe it will be a good environment for active managers generally, and high-quality-focused, active managers in particular.

2	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	CoStar Group Inc	1.28%	ABIOMED Inc	-1.89%
	Paycom Software Inc	1.06%	Activision Blizzard Inc	-0.82%
	Red Hat Inc	1.04%	Walgreens Boots Alliance Inc	-0.63%
	Danaher Corp	1.01%	Cantel Medical Corp	-0.61%
	Fiserv Inc	0.84%	Bank OZK	-0.57%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.81%	36.07%	32.56%
	Health Care	1.22%	15.56%	14.64%
	Industrials	1.08%	12.22%	11.81%
	Materials	0.52%	3.02%	1.83%
	Energy	0.31%	0.00%	0.73%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.99%	3.06%	4.30%
	Consumer Staples	-0.62%	4.49%	5.37%
	Real Estate	-0.52%	0.00%	2.43%
	Communication Services	-0.41%	7.82%	11.34%
	Utilities	-0.01%	0.00%	0.06%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Visa Inc
Information Technology Services	4.1%
CoStar Group Inc
Professional Services	4.1%
Fiserv Inc
Information Technology Services	3.9%
Alphabet Inc - Class A
Interactive Media & Services	3.8%
Paycom Software Inc
Software	3.8%
19.7%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Investment Companies	0.2%
Other	2.5%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

4	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019			Expense Ratios
	One Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	5.23%	11.08%	2.59%	1.17%
Class A Shares at MOP	-0.82%	9.72%
Class C Shares at NAV	4.51%	10.27%	3.93%	1.85%
Class C Shares at CDSC	3.51%	10.27%
Class D Shares(1)	5.43%	10.34%	2.62%	0.95%
Class I Shares	5.56%	11.36%	3.57%	0.87%
Class N Shares	5.64%	10.94%	3.20%	0.82%
Class S Shares	5.39%	10.07%	5.31%	1.31%
Class T Shares	5.38%	10.25%	2.62%	1.07%
Russell 3000 Growth Index	2.70%	12.50%
Morningstar Quartile - Class I Shares	1st	2nd
Morningstar Ranking - based on total returns for Large Growth Funds	272/1,407	526/1,297

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Geneva Capital Management. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 18, 2014. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – December 18, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$1,056.60	$6.03	$1,000.00	$1,019.20	$5.92	1.17%
Class C Shares	$1,000.00	$1,052.40	$9.67	$1,000.00	$1,015.64	$9.50	1.88%
Class D Shares	$1,000.00	$1,057.30	$4.90	$1,000.00	$1,020.31	$4.81	0.95%
Class I Shares	$1,000.00	$1,057.90	$4.39	$1,000.00	$1,020.81	$4.31	0.85%
Class N Shares	$1,000.00	$1,058.00	$4.18	$1,000.00	$1,021.01	$4.10	0.81%
Class S Shares	$1,000.00	$1,057.60	$4.64	$1,000.00	$1,020.56	$4.56	0.90%
Class T Shares	$1,000.00	$1,056.70	$5.41	$1,000.00	$1,019.80	$5.32	1.05%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 97.3%
Building Products – 2.5%
Trex Co Inc*	8,223	$747,717
Capital Markets – 3.0%
Raymond James Financial Inc	10,918	900,298
Chemicals – 3.2%
Ecolab Inc	4,885	967,425
Diversified Consumer Services – 5.0%
Bright Horizons Family Solutions Inc*	6,172	941,230
Grand Canyon Education Inc*	5,963	585,567
		1,526,797
Electronic Equipment, Instruments & Components – 4.5%
Amphenol Corp	9,492	915,978
National Instruments Corp	10,605	445,304
		1,361,282
Entertainment – 4.9%
Activision Blizzard Inc	9,858	521,685
Walt Disney Co	7,441	969,711
		1,491,396
Food & Staples Retailing – 3.1%
Costco Wholesale Corp	3,234	931,748
Health Care Equipment & Supplies – 8.6%
ABIOMED Inc*	2,973	528,867
Danaher Corp	7,841	1,132,476
Edwards Lifesciences Corp*	4,416	971,123
		2,632,466
Household Products – 1.5%
Church & Dwight Co Inc	5,963	448,656
Information Technology Services – 8.0%
Fiserv Inc*	11,301	1,170,671
Visa Inc	7,302	1,256,017
		2,426,688
Interactive Media & Services – 3.8%
Alphabet Inc - Class A*	956	1,167,410
Life Sciences Tools & Services – 6.4%
Bio-Techne Corp	4,798	938,825
Thermo Fisher Scientific Inc	3,477	1,012,746
		1,951,571
Machinery – 4.3%
IDEX Corp	4,990	817,761
Snap-on Inc	3,216	503,433
		1,321,194
Professional Services – 4.1%
CoStar Group Inc*	2,104	1,248,093
Semiconductor & Semiconductor Equipment – 2.9%
Microchip Technology Inc	9,579	889,985
Software – 20.7%
Adobe Inc*	3,877	1,071,021
Intuit Inc	4,033	1,072,536
Microsoft Corp	7,528	1,046,618
Paycom Software Inc*	5,529	1,158,270
salesforce.com Inc*	6,328	939,328
Tyler Technologies Inc*	3,807	999,337
		6,287,110
Specialty Retail – 7.9%
Lowe's Cos Inc	6,989	768,510
TJX Cos Inc	18,637	1,038,826
Ulta Beauty Inc*	2,382	597,048
		2,404,384

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 2.9%
VF Corp	9,944	$884,917
Total Common Stocks (cost $22,796,088)		29,589,137
Investment Companies – 0.2%
Money Markets – 0.2%
Fidelity Investments Money Market Treasury Portfolio, 1.8200%ºº (cost $70,937)	70,937	70,937
Total Investments (total cost $22,867,025) – 97.5%		29,660,074
Cash, Receivables and Other Assets, net of Liabilities – 2.5%		754,478
Net Assets – 100%		$30,414,552

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Growth Opportunities Fund

Notes to Schedule of Investments and Other Information

Russell 3000® Growth Index	Russell 3000® Growth Index reflects the performance of U.S. equities with higher price-to-book ratios and higher forecasted growth values.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$29,589,137	$-	$-
Investment Companies	70,937	-	-
Total Assets	$29,660,074	$-	$-

10	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Investments, at value(1)	$29,660,074
Non-interested Trustees' deferred compensation	786
Receivables:
Investments sold	814,891
Due from adviser	30,862
Fund shares sold	21,041
Dividends	10,507
Other assets	2,027
Total Assets	30,540,188
Liabilities:
Payables:	—
Fund shares repurchased	40,775
Professional fees	34,330
Advisory fees	19,558
Non-affiliated fund administration fees payable	15,476
Registration fees	5,922
Transfer agent fees and expenses	4,471
12b-1 Distribution and shareholder servicing fees	1,153
Non-interested Trustees' deferred compensation fees	786
Custodian fees	598
Non-interested Trustees' fees and expenses	213
Affiliated fund administration fees payable	65
Accrued expenses and other payables	2,289
Total Liabilities	125,636
Net Assets	$30,414,552

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$23,939,765
Total distributable earnings (loss)	6,474,787
Total Net Assets	$30,414,552
Net Assets - Class A Shares	$3,007,632
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	185,226
Net Asset Value Per Share(2)	$16.24
Maximum Offering Price Per Share(3)	$17.23
Net Assets - Class C Shares	$566,699
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,153
Net Asset Value Per Share(2)	$15.68
Net Assets - Class D Shares	$18,311,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,114,947
Net Asset Value Per Share	$16.42
Net Assets - Class I Shares	$226,534
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,778
Net Asset Value Per Share	$16.44
Net Assets - Class N Shares	$1,519,439
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	92,576
Net Asset Value Per Share	$16.41
Net Assets - Class S Shares	$67,356
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,119
Net Asset Value Per Share	$16.35
Net Assets - Class T Shares	$6,715,718
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	409,665
Net Asset Value Per Share	$16.39

(1) Includes cost of $22,867,025.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$236,746
Other income	20
Total Investment Income	236,766
Expenses:
Advisory fees	206,058
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,259
Class C Shares	4,884
Class S Shares	55
Transfer agent administrative fees and expenses:
Class D Shares	18,609
Class S Shares	157
Class T Shares	18,340
Transfer agent networking and omnibus fees:
Class A Shares	2,276
Class C Shares	323
Class I Shares	95
Other transfer agent fees and expenses:
Class A Shares	280
Class C Shares	64
Class D Shares	4,959
Class I Shares	22
Class N Shares	90
Class S Shares	4
Class T Shares	279
Registration fees	106,312
Non-affiliated fund administration fees	69,280
Professional fees	44,073
Shareholder reports expense	11,243
Custodian fees	2,393
Non-interested Trustees’ fees and expenses	864
Affiliated fund administration fees	651
Other expenses	3,917
Total Expenses	501,487
Less: Excess Expense Reimbursement and Waivers	(225,728)
Net Expenses	275,759
Net Investment Income/(Loss)	(38,993)
Net Realized Gain/(Loss) on Investments:
Investments	(279,614)
Total Net Realized Gain/(Loss) on Investments	(279,614)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	2,098,958
Total Change in Unrealized Net Appreciation/Depreciation	2,098,958
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,780,351

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Growth Opportunities Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$(38,993)	$(26,819)
Net realized gain/(loss) on investments	(279,614)	229,848
Change in unrealized net appreciation/depreciation	2,098,958	3,035,487
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,780,351	3,238,516
Dividends and Distributions to Shareholders
Class A Shares	(14,869)	(16,704)
Class C Shares	(4,105)	(1,559)
Class D Shares	(133,188)	(36,525)
Class I Shares	(1,706)	(718)
Class N Shares	(14,257)	(417)
Class S Shares	(547)	(412)
Class T Shares	(63,469)	(13,116)
Net Decrease from Dividends and Distributions to Shareholders	(232,141)	(69,451)
Capital Share Transactions:
Class A Shares	194,756	95,568
Class C Shares	309,551	(21,018)
Class D Shares	4,714,864	5,264,387
Class I Shares	55,340	79,461
Class N Shares	513,045	696,016
Class S Shares	547	412
Class T Shares	281,576	5,220,233
Net Increase/(Decrease) from Capital Share Transactions	6,069,679	11,335,059
Net Increase/(Decrease) in Net Assets	7,617,889	14,504,124
Net Assets:
Beginning of period	22,796,663	8,292,539
End of period	$30,414,552	$22,796,663

See Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.59	$12.46	$12.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.05)	(0.05)	—(3)
Net realized and unrealized gain/(loss)	0.83	3.28	0.24
Total from Investment Operations	0.78	3.23	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$16.24	$15.59	$12.46
Total Return*	5.23%	26.10%	1.96%
Net Assets, End of Period (in thousands)	$3,008	$2,692	$2,079
Average Net Assets for the Period (in thousands)	$2,463	$2,285	$2,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	2.58%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.15%	1.18%
Ratio of Net Investment Income/(Loss)	(0.31)%	(0.33)%	(0.17)%
Portfolio Turnover Rate	26%	21%	2%

Class C Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.15	$12.20	$11.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.15)	(0.14)	(0.02)
Net realized and unrealized gain/(loss)	0.81	3.19	0.24
Total from Investment Operations	0.66	3.05	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$15.68	$15.15	$12.20
Total Return*	4.58%	25.17%	1.84%
Net Assets, End of Period (in thousands)	$567	$208	$187
Average Net Assets for the Period (in thousands)	$488	$197	$183
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.24%	3.92%	2.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.88%	1.84%	1.96%
Ratio of Net Investment Income/(Loss)	(1.03)%	(1.02)%	(0.96)%
Portfolio Turnover Rate	26%	21%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.14	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	1.10	(0.01)	1.22
Total from Investment Operations	1.08	(0.05)	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$12.22	$11.14	$11.19
Total Return*	9.69%	(0.45)%	11.90%
Net Assets, End of Period (in thousands)	$2,086	$2,750	$1,617
Average Net Assets for the Period (in thousands)	$2,539	$2,227	$881
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.25%	2.53%(3)	3.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.20%	1.20%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.38)%	(0.46)%
Portfolio Turnover Rate	27%	8%	12%

Class C Shares
For a share outstanding during the year or period ended July 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.01	$11.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.11)	(0.13)	(0.07)
Net realized and unrealized gain/(loss)	1.08	—(4)	1.21
Total from Investment Operations	0.97	(0.13)	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$11.98	$11.01	$11.14
Total Return*	8.81%	(1.17)%	11.40%
Net Assets, End of Period (in thousands)	$199	$176	$11
Average Net Assets for the Period (in thousands)	$196	$102	$11
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.99%	3.20%(3)	4.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.94%	1.95%	1.95%
Ratio of Net Investment Income/(Loss)	(0.98)%	(1.19)%	(1.00)%
Portfolio Turnover Rate	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 18, 2014 (inception date) through July 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.73	$12.55	$12.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	(0.02)	—(3)
Net realized and unrealized gain/(loss)	0.83	3.30	0.25
Total from Investment Operations	0.82	3.28	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$16.42	$15.73	$12.55
Total Return*	5.43%	26.31%	2.03%
Net Assets, End of Period (in thousands)	$18,311	$12,772	$5,818
Average Net Assets for the Period (in thousands)	$15,542	$7,129	$5,597
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	2.61%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	(0.09)%	(0.12)%	0.05%
Portfolio Turnover Rate	26%	21%	2%

Class I Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.73	$12.53	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	(0.01)	—(3)
Net realized and unrealized gain/(loss)	0.84	3.31	0.24
Total from Investment Operations	0.84	3.30	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$16.44	$15.73	$12.53
Total Return*	5.56%	26.51%	1.95%
Net Assets, End of Period (in thousands)	$227	$162	$55
Average Net Assets for the Period (in thousands)	$177	$119	$35
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.26%	3.56%	1.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	1.02%
Ratio of Net Investment Income/(Loss)	—(4)	(0.04)%	(0.09)%
Portfolio Turnover Rate	26%	21%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)
Net realized and unrealized gain/(loss)	(0.05)
Total from Investment Operations	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.30
Total Return*	(0.40)%
Net Assets, End of Period (in thousands)	$5,459
Average Net Assets for the Period (in thousands)	$6,202
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%
Ratio of Net Investment Income/(Loss)	(0.15)%
Portfolio Turnover Rate	27%

Class I Shares
For a share outstanding during the year or period ended July 31	2017	2016	2015(4)
Net Asset Value, Beginning of Period	$11.19	$11.21	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	—(3)	—(3)
Net realized and unrealized gain/(loss)	1.09	(0.02)	1.21
Total from Investment Operations	1.10	(0.02)	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$12.29	$11.19	$11.21
Total Return*	9.83%	(0.18)%	12.10%
Net Assets, End of Period (in thousands)	$20	$180	$5,770
Average Net Assets for the Period (in thousands)	$153	$1,982	$5,376
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.93%	2.47%(5)	3.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	0.05%	(0.02)%	0.01%
Portfolio Turnover Rate	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from December 18, 2014 (inception date) through July 31, 2015.

(5) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.69	$12.51	$12.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.01	—(3)
Net realized and unrealized gain/(loss)	0.84	3.27	0.25
Total from Investment Operations	0.85	3.28	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$16.41	$15.69	$12.51
Total Return*	5.64%	26.40%	2.04%
Net Assets, End of Period (in thousands)	$1,519	$835	$51
Average Net Assets for the Period (in thousands)	$1,405	$341	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	3.19%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.81%	0.98%
Ratio of Net Investment Income/(Loss)	0.05%	0.06%	0.03%
Portfolio Turnover Rate	26%	21%	2%

Class S Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.67	$12.53	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	(0.05)	—(3)
Net realized and unrealized gain/(loss)	0.83	3.29	0.24
Total from Investment Operations	0.81	3.24	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$16.35	$15.67	$12.53
Total Return*	5.39%	26.03%	1.95%
Net Assets, End of Period (in thousands)	$67	$64	$51
Average Net Assets for the Period (in thousands)	$63	$57	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.63%	5.28%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.20%	1.16%
Ratio of Net Investment Income/(Loss)	(0.15)%	(0.39)%	(0.16)%
Portfolio Turnover Rate	26%	21%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$11.19	$11.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	(0.01)
Net realized and unrealized gain/(loss)	1.06	0.09
Total from Investment Operations	1.07	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$12.26	$11.19
Total Return*	9.56%	0.72%
Net Assets, End of Period (in thousands)	$50	$5,778
Average Net Assets for the Period (in thousands)	$4,935	$5,505
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	2.06%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%
Ratio of Net Investment Income/(Loss)	0.07%	(0.17)%
Portfolio Turnover Rate	27%	8%

Class S Shares
For a share outstanding during the period ended July 31	2017(4)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.05)
Total from Investment Operations	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.29
Total Return*	(0.49)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%
Ratio of Net Investment Income/(Loss)	(0.57)%
Portfolio Turnover Rate	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.71	$12.54	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)	(0.03)	—(3)
Net realized and unrealized gain/(loss)	0.84	3.30	0.25
Total from Investment Operations	0.81	3.27	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$16.39	$15.71	$12.54
Total Return*	5.38%	26.25%	2.03%
Net Assets, End of Period (in thousands)	$6,716	$6,063	$53
Average Net Assets for the Period (in thousands)	$7,336	$3,485	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	2.61%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.05%	0.92%
Ratio of Net Investment Income/(Loss)	(0.18)%	(0.24)%	0.09%
Portfolio Turnover Rate	26%	21%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.05)
Total from Investment Operations	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.29
Total Return*	(0.49)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	(0.33)%
Portfolio Turnover Rate	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Growth Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Janus Investment Fund	23

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

24	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Investment Fund	25

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

26	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.70
Over $2 Billion	0.65

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Geneva Capital Management (“Geneva”) serves as subadviser to the Fund. As subadviser, Geneva provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. Geneva is an affiliate of Janus Capital through a common parent company.

Janus Capital pays Geneva a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, Henderson Global Investors North America ("HGINA") engaged Geneva to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	27

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates

28	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $1,674.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $16.

As of September 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-*	%	-*	%
Class C Shares	-*		-*
Class D Shares	-*		-*
Class I Shares	18		-*
Class N Shares	4		-*
Class S Shares	100		-*
Class T Shares	1		-*

* Less than 0.50%

Janus Investment Fund	29

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (32,432)	$ (34,875)	$ -	$ (784)	$ 6,542,878

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30,2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (32,432)	$ -	$ (32,432)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 23,117,196	$ 7,226,825	$ (683,947)	$ 6,542,878

30	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 231,929	$ -	$ 25,924

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 69,456	$ -	$ (4,381)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (26,128)	$ 25,923	$ 205

Janus Investment Fund	31

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	111,674	$ 1,641,545	17,424	$ 256,793
Reinvested dividends and distributions	1,077	14,243	1,137	14,826
Shares repurchased	(100,253)	(1,461,032)	(12,676)	(176,051)
Net Increase/(Decrease)	12,498	$ 194,756	5,885	$ 95,568
Class C Shares:
Shares sold	32,947	$ 470,606	916	$ 12,199
Reinvested dividends and distributions	320	4,105	122	1,559
Shares repurchased	(10,841)	(165,160)	(2,611)	(34,776)
Net Increase/(Decrease)	22,426	$ 309,551	(1,573)	$ (21,018)
Class D Shares:
Shares sold	807,552	$12,189,684	878,324	$12,654,305
Reinvested dividends and distributions	9,943	132,741	2,780	36,525
Shares repurchased	(514,751)	(7,607,561)	(532,599)	(7,426,443)
Net Increase/(Decrease)	302,744	$ 4,714,864	348,505	$ 5,264,387
Class I Shares:
Shares sold	6,277	$ 98,896	6,075	$ 81,015
Reinvested dividends and distributions	101	1,347	34	446
Shares repurchased	(2,929)	(44,903)	(153)	(2,000)
Net Increase/(Decrease)	3,449	$ 55,340	5,956	$ 79,461
Class N Shares:
Shares sold	78,277	$ 1,121,531	59,457	$ 852,139
Reinvested dividends and distributions	1,070	14,257	32	417
Shares repurchased	(39,970)	(622,743)	(10,369)	(156,540)
Net Increase/(Decrease)	39,377	$ 513,045	49,120	$ 696,016
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	41	547	32	412
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	41	$ 547	32	$ 412
Class T Shares:
Shares sold	219,172	$ 3,192,300	382,001	$ 5,225,526
Reinvested dividends and distributions	4,761	63,469	999	13,116
Shares repurchased	(200,162)	(2,974,193)	(1,355)	(18,409)
Net Increase/(Decrease)	23,771	$ 281,576	381,645	$ 5,220,233

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$12,607,288	$ 6,994,175	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

32	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson U.S. Growth Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson U.S. Growth Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson U.S. Growth Opportunities Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

34	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	35

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

44	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

Janus Investment Fund	45

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

46	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

Janus Investment Fund	47

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

48	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson U.S. Growth Opportunities Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$231,929

52	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

54	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	57

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

58	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

60	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage1

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Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93083 11-19

ANNUAL REPORT September 30, 2019

Janus Henderson Venture Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Venture Fund

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large, addressable markets that are poised for growth over a multiyear period.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Venture Fund’s Class I Shares returned -3.82% over the one-year period ended September 30, 2019. The Fund’s primary benchmark, the Russell 2000® Growth Index, returned -9.63%, and its secondary benchmark, the Russell 2000® Index, returned -8.89%.

INVESTMENT ENVIRONMENT

Small-cap stocks declined over a 12-month period characterized by volatility. In the fourth quarter of 2018, global economic uncertainty, trade conflicts and a rising federal funds rate drove stocks lower. Stocks reversed course in the first quarter of 2019, after trade tensions eased and the Federal Reserve (Fed) indicated it would take a cautious approach to raising interest rates as long as inflation remained low. Stocks rose in the second quarter, supported by resilient corporate profits and GDP growth. Nonetheless, continued U.S.-China trade conflicts and signs of weakening global growth persisted through the period, and pressured stocks with more cyclical exposure. Volatility extended into the third quarter, as global economic fears and heightened rhetoric over trade overshadowed the relative resilience in the U.S. economy. Nonetheless, there were signs that weaker international growth was starting to hurt the U.S. manufacturing sector, and the Fed acknowledged signs of slowing with two interest rate cuts. Against this backdrop, investors were quick to punish any companies with negative earnings news, and late in the third quarter they rotated away from some higher-valuation, small-cap growth stocks that had outperformed earlier in year. As a result, small-cap stocks and small-cap growth stocks in particular, underperformed the broader market.

PERFORMANCE DISCUSSION

While the Fund had negative performance for the 12-month period, it outperformed its primary benchmark, the Russell 2000 Growth Index, and its secondary benchmark, the Russell 2000 Index. The Fund’s overweight in technology was a strong contributor to relative performance. The composition of the technology sector within the index changed as several companies grew in market capitalization and therefore graduated to larger indices. While our overweight to the sector increased as a result, we are comfortable with our positioning. Many of our holdings are not traditional technology companies, but rather business services companies that use technology to improve operations for end markets from health care to financial services. These must-have services have typically delivered steady, recurring revenue streams for these companies, helping to support strong stock market performance.

Payments technology company Euronet Worldwide was our largest contributor. The company owns a leading network of ATMs in Europe, a business that provides consistent revenue streams. It also offers digital payment solutions to international retailers and global brands. Finally, the company offers money transfer solutions for both domestic and cross-border remittances. Several trends drove the company’s stock performance over the past 12 months, including increasing regulatory clarity over cross-border, ATM-based foreign exchange spreads in Europe. Additionally, Visa began allowing dynamic currency conversions on international ATM transactions at the end of April. Euronet can now offer conversion services to all international ATM transactions using Visa-branded cards, boosting its revenue potential. The company also continued to expand its ATM network and its global electronic payments business. We continue to like the company for its distinct growth platforms in ATMs, digital payments and money transfer.

Within industrials, we endeavor to own less cyclical industrial companies. Many of our companies also have strong aftermarket businesses that help buttress earnings even when the economy slows. HEICO specializes in aftermarket aerospace components, a business that provides steady, recurring revenue streams. It is a leading manufacturer of Parts Manufacturer Approval (PMA)

Janus Investment Fund	1

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

parts, which are equivalent to Original Equipment Manufacturer (OEM) parts on key specifications. Like OEM parts, PMA parts must be approved by the Federal Aviation Administration (FAA), but they generally sell for less. This approval requirement and the technical expertise required to manufacture these specially engineered, mission-critical parts act as high barriers to entry for HEICO’s potential competitors. The company also reported solid earnings growth and improved guidance despite global economic uncertainty, as overall aerospace activity continued to grow faster than the economy and Heico continued to gain share in aftermarket parts. We believe the company will continue to deliver strong results, even in an uncertain economy, since activity in the global aviation market is resilient to downturns. Additionally, less certain economic environments tend to push Heico’s aviation customers to look for cost-effective alternatives to OEM parts. The company has a strong business model, robust balance sheet and a successful track record of strategic acquisitions.

While overall stock selection in industrials supported relative performance, our investment in Gates Industrial was a notable detractor. Gates designs and manufactures power transmission systems for end markets such as manufacturing, agricultural and automobiles. While it reported strong performance in 2018, it has seen its results deteriorate in recent quarters as slowing global economic growth and uncertainty over trade policy have dampened capital spending in its major market areas, reducing its earnings performance and outlook. This has been exacerbated by inventory destocking on the part of customers. Despite this challenging environment, we continue to believe in the company’s potential given its strong brand, healthy margins and leading market position. Like HEICO, it benefits from a strong aftermarket business that in our view may help insulate its business from a global economic slowdown.

In health care, we continue to focus on innovative companies addressing unmet medical needs. While we continue to see positive trends for many of our health care investments, we recognize short-term issues may at times overshadow their long-term potential. This was the case with Ligand Pharmaceuticals, a notable detractor. Ligand develops and acquires technologies that help pharmaceutical companies discover, develop and formulate more effective drugs. Ligand has several platforms licensed to customers, and it receives milestones and royalties as partnered drugs progress through the development and commercialization phases. We believe this diversity, with “multiple shots on goal,” mitigates much of the risk inherent in developing a single molecule, and it also enables Ligand to benefit from the upside for drug candidates that use its platforms and eventually garner approval. The stock reacted negatively to the company’s decision to sell its future revenue stream from Promacta, a drug used to treat low blood platelet count. In our view, this decision will benefit the company over the long run, as it received good economic value in this transaction. Post this transaction, Ligand has a strong balance sheet with net cash in excess of $700 M (roughly one-third its market cap). We feel the market underestimates Ligand’s development pipeline, and we expect the company to take advantage of its cash position by repurchasing shares or investing in value-creating transactions. Its partnered products continue to progress through various stages of clinical development, and we continue to believe it offers a compelling way to invest in a broad range of biotech innovation.

DERIVATIVES USE

To the extent we invest in foreign holdings, we may use forward exchange contracts to hedge the foreign currency. During the period, our aggregate derivative positions contributed to relative results. (Please see the Derivative Instruments section in the “Notes to Financial Statements” for information about the derivatives used by the Fund.)

OUTLOOK

While the U.S. economy remains healthy, there are signs it may be slowing. This is not entirely surprising given the length of the current economic expansion. Slowing global growth is just one potential source of equity market volatility, and rising geopolitical tensions could also act as headwinds for stock performance. As the U.S. election draws closer, we would also expect political rhetoric to create volatility for stocks tied to specific sectors and industries.

We also continue to monitor a valuation bifurcation among small-cap stocks. Some companies tied to secular growth trends such as biotech innovation or Software as a Service (SaaS) have traded at extreme multiples, even though many have yet to produce earnings. At the opposite end of the spectrum, stocks of many companies with any cyclicality to their business models have, in our view, already priced in a recession. While we started to see a reversal of these trends late in the third quarter, it is too early to tell whether this rotation will persist.

2	SEPTEMBER 30, 2019

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Given these crosscurrents, we remain committed to our balanced investment approach. We own some companies tied to powerful secular growth trends, but have been selective and disciplined with regard to valuation. In health care, we’ve generally avoided the smallest biotech companies in the index, those whose potential earnings streams are often tied to a single treatment still under development. Instead, we favor companies with some approved products or with multiple drug candidates under development, thereby potentially mitigating some risk in this volatile sector. We also hold companies providing services that improve drug delivery and development which could benefit from the rising industry spend associated with discovering new treatments.

We have also been selective among the cyclical companies we own. In many cases these companies have large aftermarket businesses or other recurring revenue components that make their earnings streams more resilient than the market is currently giving them credit for. We will be patient with these stocks, and believe the market will assign a higher multiple to these companies as they demonstrate the durability of their earnings streams.

Above all, our focus remains on identifying exceptional companies with high or improving returns on invested capital, strong free cash flow, experienced management teams and healthy competitive positioning. At the same time, we remain disciplined in managing position sizes and monitoring valuations. In our view, this long-term, disciplined approach is the best way to deliver strong risk-adjusted returns in varying economic backdrops.

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Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Euronet Worldwide Inc	0.70%	Ligand Pharmaceuticals Inc	-0.71%
	HEICO Corp	0.61%	Gates Industrial Corp PLC	-0.59%
	Cadence Design Systems Inc	0.59%	Waitr Holdings Inc	-0.59%
	ServiceMaster Global Holdings Inc	0.58%	Cision Ltd	-0.57%
	Insulet Corp	0.56%	AnaptysBio Inc	-0.42%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.66%	32.49%	18.25%
	Health Care	1.18%	21.66%	26.81%
	Financials	1.17%	5.70%	6.97%
	Consumer Discretionary	1.07%	10.42%	14.30%
	Industrials	0.49%	17.61%	18.21%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	-0.29%	0.00%	0.80%
	Real Estate	-0.20%	1.84%	3.44%
	Consumer Staples	-0.07%	1.60%	3.07%
	Communication Services	0.13%	0.80%	3.21%
	Materials	0.39%	4.25%	3.37%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	SEPTEMBER 30, 2019

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Nice Ltd (ADR)
Software	2.7%
ServiceMaster Global Holdings Inc
Diversified Consumer Services	2.3%
Catalent Inc
Pharmaceuticals	2.3%
Euronet Worldwide Inc
Information Technology Services	2.1%
LPL Financial Holdings Inc
Capital Markets	2.1%
11.5%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Investment Companies	2.8%
Other	(0.9)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2019	As of September 30, 2018

Janus Investment Fund	5

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2019					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	-4.08%	10.66%	13.90%	11.85%	1.01%
Class A Shares at MOP(1)	-9.60%	9.36%	13.23%	11.66%
Class C Shares at NAV(1)	-4.75%	9.87%	12.86%	11.10%	1.75%
Class C Shares at CDSC(1)	-5.60%	9.87%	12.86%	11.10%
Class D Shares(1)	-3.87%	10.90%	14.23%	12.06%	0.80%
Class I Shares(1)	-3.82%	10.96%	14.12%	12.03%	0.75%
Class N Shares(1)	-3.74%	11.06%	14.12%	12.03%	0.67%
Class S Shares(1)	-4.21%	10.51%	13.74%	11.72%	1.17%
Class T Shares(1)	-3.96%	10.79%	14.12%	12.03%	0.91%
Russell 2000 Growth Index	-9.63%	9.08%	12.25%	8.11%
Russell 2000 Index	-8.89%	8.19%	11.19%	9.47%
Morningstar Quartile - Class T Shares	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	198/673	209/630	110/562	7/50

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund

6	SEPTEMBER 30, 2019

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19 - 9/30/19)†	Net Annualized Expense Ratio (4/1/19 - 9/30/19)
Class A Shares	$1,000.00	$999.50	$5.11	$1,000.00	$1,019.95	$5.17	1.02%
Class C Shares	$1,000.00	$996.00	$8.56	$1,000.00	$1,016.50	$8.64	1.71%
Class D Shares	$1,000.00	$1,000.50	$4.01	$1,000.00	$1,021.06	$4.05	0.80%
Class I Shares	$1,000.00	$1,000.90	$3.76	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$1,001.20	$3.31	$1,000.00	$1,021.76	$3.35	0.66%
Class S Shares	$1,000.00	$998.80	$5.86	$1,000.00	$1,019.20	$5.92	1.17%
Class T Shares	$1,000.00	$1,000.00	$4.56	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 1.9%
HEICO Corp	669,360	$65,135,422
Auto Components – 0.7%
Visteon Corp*	309,272	25,527,311
Automobiles – 0.4%
Thor Industries Inc	221,341	12,536,754
Banks – 0.6%
UMB Financial Corp	305,359	19,720,084
Biotechnology – 6.7%
Acceleron Pharma Inc*	236,092	9,327,995
AnaptysBio Inc*	234,374	8,200,746
BeiGene Ltd (ADR)*	94,478	11,569,776
Deciphera Pharmaceuticals Inc*	364,575	12,373,676
Eagle Pharmaceuticals Inc/DE*	447,927	25,339,230
Enanta Pharmaceuticals Inc*	223,532	13,429,803
FibroGen Inc*	416,013	15,384,161
Heron Therapeutics Inc*	758,745	14,036,783
Immunomedics Inc*	674,845	8,948,445
Insmed Inc*	970,043	17,111,559
Knight Therapeutics Inc*	2,547,222	14,286,902
Ligand Pharmaceuticals Inc*	255,681	25,450,487
Mirati Therapeutics Inc*	153,621	11,968,612
Myovant Sciences Ltd*	451,941	2,350,093
Neurocrine Biosciences Inc*	291,198	26,239,852
Rhythm Pharmaceuticals Inc*	608,171	13,130,412
		229,148,532
Building Products – 1.6%
CSW Industrials Inc£	766,527	52,913,359
Capital Markets – 3.2%
Assetmark Financial Holdings Inc*	609,253	15,871,041
LPL Financial Holdings Inc	875,900	71,736,210
MSCI Inc	97,513	21,233,456
		108,840,707
Chemicals – 4.3%
Chase Corp	148,363	16,229,429
HB Fuller Co	568,266	26,458,465
Sensient Technologies Corp	806,819	55,388,124
Valvoline Inc	2,148,108	47,322,819
		145,398,837
Commercial Services & Supplies – 1.9%
Brady Corp	670,994	35,596,232
Cimpress NV*	211,639	27,902,486
		63,498,718
Consumer Finance – 0.5%
SLM Corp	2,010,805	17,745,354
Diversified Consumer Services – 4.0%
frontdoor Inc*	699,148	33,957,618
K12 Inc*	882,570	23,299,848
ServiceMaster Global Holdings Inc*	1,398,297	78,164,802
		135,422,268
Diversified Financial Services – 1.8%
Clarivate Analytics PLC*	2,880,466	48,593,461
GTY Technology Holdings Inc*,#,£	1,888,663	11,841,917
GTY Technology Holdings PP*,£	2,606	15,523
		60,450,901
Diversified Telecommunication Services – 0.3%
Bandwidth Inc*	155,166	10,102,858
Electrical Equipment – 0.7%
EnerSys	340,628	22,461,010

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 4.4%
Belden Inc	732,648	$39,079,444
CTS Corp	310,314	10,041,761
National Instruments Corp	328,185	13,780,488
Novanta Inc*	293,176	23,958,343
OSI Systems Inc*	336,506	34,175,549
Rogers Corp*	211,759	28,949,573
		149,985,158
Energy Equipment & Services – 0.5%
Solaris Oilfield Infrastructure Inc	1,301,171	17,461,715
Entertainment – 0.5%
Manchester United PLC#	992,748	16,310,850
Equity Real Estate Investment Trusts (REITs) – 0.6%
Easterly Government Properties Inc	919,101	19,576,851
Food & Staples Retailing – 0.6%
Casey's General Stores Inc	123,339	19,877,313
Food Products – 0.5%
Hain Celestial Group Inc*	800,477	17,190,244
Health Care Equipment & Supplies – 6.4%
AngioDynamics Inc*	976,264	17,982,783
Globus Medical Inc*	733,062	37,474,129
Heska Corp*	159,453	11,300,434
ICU Medical Inc*	131,622	21,006,871
Insulet Corp*	321,402	53,008,832
STERIS PLC	429,679	62,084,319
Surmodics Inc*	294,833	13,485,661
Trinity Biotech PLC (ADR)*,£	730,665	884,105
		217,227,134
Health Care Providers & Services – 0.4%
HealthEquity Inc*	258,145	14,751,696
Hotels, Restaurants & Leisure – 2.9%
Cedar Fair LP#	898,884	52,458,870
Dunkin' Brands Group Inc	360,718	28,626,580
Monarch Casino & Resort Inc*	450,315	18,773,632
		99,859,082
Household Durables – 0.4%
Lovesac Co*,£	811,799	15,156,287
Information Technology Services – 6.4%
Broadridge Financial Solutions Inc	454,986	56,613,908
Euronet Worldwide Inc*	493,701	72,228,456
WEX Inc*	228,226	46,117,628
WNS Holdings Ltd*	707,006	41,536,603
		216,496,595
Insurance – 1.1%
RLI Corp	402,825	37,426,471
Internet & Direct Marketing Retail – 0.3%
MakeMyTrip Ltd*	457,722	10,385,712
Life Sciences Tools & Services – 2.5%
Bio-Techne Corp	186,841	36,559,178
Codexis Inc*	1,026,045	14,072,207
NeoGenomics Inc*	1,726,259	33,006,072
		83,637,457
Machinery – 8.0%
Gates Industrial Corp PLC*	2,460,812	24,780,377
ITT Inc	759,950	46,501,340
Kennametal Inc	643,111	19,769,232
Kornit Digital Ltd*	1,134,430	34,917,755
Nordson Corp	259,119	37,898,745
Proto Labs Inc*	146,516	14,959,284
Rexnord Corp*	1,513,146	40,930,599

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
Standex International Corp	452,314	$32,991,783
Wabtec Corp	273,922	19,684,035
		272,433,150
Oil, Gas & Consumable Fuels – 1.0%
DCP Midstream LP#	649,322	17,018,730
Magnolia Oil & Gas Corp*	1,627,765	18,068,192
		35,086,922
Paper & Forest Products – 0.6%
Neenah Inc	312,211	20,331,180
Personal Products – 0.5%
Ontex Group NV	1,038,919	18,692,843
Pharmaceuticals – 3.6%
Catalent Inc*	1,629,958	77,683,798
GW Pharmaceuticals PLC (ADR)*	126,965	14,604,784
Prestige Consumer Healthcare Inc*	595,633	20,662,509
WaVe Life Sciences Ltd*	516,791	10,609,719
		123,560,810
Professional Services – 0.6%
TrueBlue Inc*	984,121	20,764,953
Real Estate Management & Development – 1.3%
FirstService Corp	231,139	23,707,927
Redfin Corp*,#	1,124,288	18,933,010
		42,640,937
Road & Rail – 1.6%
AMERCO	85,047	33,171,732
Old Dominion Freight Line Inc	123,917	21,062,172
		54,233,904
Semiconductor & Semiconductor Equipment – 1.6%
ON Semiconductor Corp*	2,820,502	54,181,843
Software – 21.1%
Altair Engineering Inc*	586,699	20,311,519
Blackbaud Inc	711,591	64,285,131
Cadence Design Systems Inc*	518,248	34,245,828
ChannelAdvisor Corp*,£	1,607,303	14,996,137
Cision Ltd*	2,256,782	17,354,654
Descartes Systems Group Inc*	1,194,808	48,236,077
Envestnet Inc*	583,774	33,099,986
Everbridge Inc*	281,704	17,383,954
Guidewire Software Inc*	241,572	25,456,857
Instructure Inc*	614,459	23,804,142
j2 Global Inc	684,879	62,200,711
LivePerson Inc*	920,744	32,870,561
Medallia Inc*	297,514	8,160,809
Nice Ltd (ADR)*	631,092	90,751,030
Paylocity Holding Corp*	394,176	38,463,694
RealPage Inc*	668,695	42,034,168
SailPoint Technologies Holding Inc*	1,096,289	20,489,641
SS&C Technologies Holdings Inc	1,200,172	61,892,870
Trade Desk Inc*	141,795	26,593,652
Tyler Technologies Inc*	138,789	36,432,113
		719,063,534
Specialty Retail – 0.9%
RealReal Inc/The*,#	387,932	8,674,160
Williams-Sonoma Inc	306,320	20,823,634
		29,497,794
Textiles, Apparel & Luxury Goods – 0.5%
Carter's Inc	177,849	16,221,607

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2019

Shares		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 0.7%
LendingTree Inc*	78,260	$24,294,252
Total Common Stocks (cost $2,293,980,615)		3,335,248,409
Investment Companies – 2.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº,£	28,463,263	28,463,263
Money Markets – 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£	67,609,545	67,609,545
Total Investment Companies (cost $96,072,808)		96,072,808
Total Investments (total cost $2,390,053,423) – 100.9%		3,431,321,217
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(30,721,550)
Net Assets – 100%		$3,400,599,667

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,117,006,629	90.8%
Israel	125,668,785	3.7
Canada	86,230,906	2.5
India	51,922,315	1.5
United Kingdom	30,915,634	0.9
Belgium	18,692,843	0.6
Ireland	884,105	0.0

Total	$3,431,321,217	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/19
Common Stocks - 2.5%
Building Products - 1.6%
CSW Industrials Inc	$202,771	$892,657	$10,253,718	$52,913,359
Capital Markets - N/A
Waitr Holdings Inc	-	(21,275,526)	-	-
Diversified Financial Services - 0.0%
GTY Technology Holdings Inc*,#,š	-	-	(7,099,081)	N/A
GTY Technology Holdings PP*,š	-	-	(8,583)	N/A
GTY Technology Holdings/Cayman Islands	-	120,629	-	-
Total Diversified Financial Services	$-	$120,629	$(7,107,664)	$-
Health Care Equipment & Supplies - 0.0%
Trinity Biotech PLC (ADR)*	-	(8,329,095)	4,994,677	884,105
Household Durables - 0.4%
Lovesac Co*	-	269,882	(404,964)	15,156,287
Software - 0.5%
ChannelAdvisor Corp*	-	(197,381)	(3,618,059)	14,996,137
Total Common Stocks	$202,771	$(28,518,834)	$4,117,708	$83,949,888
Warrants - N/A
Capital Markets - N/A
Waitr Holdings Inc	-	138,536	-	-
Investment Companies - 2.8%
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	986,521∆	-	-	28,463,263
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	1,395,045	266	-	67,609,545
Total Investment Companies	$2,381,566	$266	$-	$96,072,808
Total Affiliated Investments - 5.3%	$2,584,337	$(28,380,032)	$4,117,708	$180,022,696

(1) For securities that were affiliated for a portion of the year ended September 30, 2019, this column reflects amounts for the entire year ended September 30, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 9/30/19
Common Stocks - 2.5%
Building Products - 1.6%
CSW Industrials Inc	823,850	31,047	(88,370)	766,527
Capital Markets - N/A
Waitr Holdings Inc	-	3,070,197Ð	(3,070,197)	-
Diversified Financial Services - 0.0%
GTY Technology Holdings Inc*,#,š	-	1,888,663Ð	-	1,888,663
GTY Technology Holdings PP*,š	-	2,606	-	2,606
GTY Technology Holdings/Cayman Islands	-	1,428,025	(1,428,025)Ð	-
Health Care Equipment & Supplies - 0.0%
Trinity Biotech PLC (ADR)*	1,223,052	-	(492,387)	730,665
Household Durables - 0.4%
Lovesac Co*	-	903,769	(91,970)	811,799
Software - 0.5%
ChannelAdvisor Corp*	1,086,658	536,405	(15,760)	1,607,303
Warrants - N/A
Capital Markets - N/A
Waitr Holdings Inc	-	785,350Ð	(785,350)Ð	-
Investment Companies - 2.8%
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	54,035,050	630,450,421	(656,022,208)	28,463,263
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	91,146,672	361,687,279	(385,224,406)	67,609,545

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
British Pound	10/24/19	(385,000)	$481,088	$7,340
British Pound	10/24/19	(5,299,800)	6,455,808	(65,669)

				(58,329)
Citibank, National Association:
Canadian Dollar	10/24/19	(16,384,000)	12,422,837	49,616
Canadian Dollar	10/24/19	(2,050,000)	1,536,047	(12,116)
Euro	10/24/19	(4,675,000)	5,195,973	91,326

				128,826
Credit Suisse International:
Canadian Dollar	11/27/19	(33,186,000)	25,102,229	28,115
Euro	11/27/19	(3,305,000)	3,674,598	57,990

				86,105
HSBC Securities (USA), Inc.:
British Pound	12/19/19	(7,027,500)	8,832,373	165,298
Canadian Dollar	12/19/19	(15,738,500)	11,883,674	(13,388)
Euro	12/19/19	(4,036,000)	4,484,884	59,404

				211,314
JPMorgan Chase Bank, National Association:
Canadian Dollar	10/24/19	(18,369,000)	13,940,644	68,348
Total				$436,264

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$527,437

Liability Derivatives:
Forward foreign currency exchange contracts	$ 91,173

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$4,720,030

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 886,641

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 12,684
Forward foreign currency exchange contracts, sold	102,711,943

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Russell 2000® Index reflects the performance of U.S. small-cap equities.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

#	Loaned security; a portion of the security is on loan at September 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of September 30, 2019.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

Janus Investment Fund	17

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Financial Services	$60,435,378	$15,523	$-
All Other	3,274,797,508	-	-
Investment Companies	-	96,072,808	-
Total Investments in Securities	$3,335,232,886	$96,088,331	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	527,437	-
Total Assets	$3,335,232,886	$96,615,768	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$91,173	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

18	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Statement of Assets and Liabilities

September 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$3,251,298,521
Affiliated investments, at value(3)	180,022,696
Cash	144
Forward foreign currency exchange contracts	527,437
Closed foreign currency contracts	32,515
Non-interested Trustees' deferred compensation	87,798
Receivables:
Fund shares sold	1,560,657
Dividends	527,528
Investments sold	187,187
Dividends from affiliates	116,316
Foreign tax reclaims	71,362
Other assets	8,630
Total Assets	3,434,440,791
Liabilities:
Collateral for securities loaned (Note 3)	28,463,263
Forward foreign currency exchange contracts	91,173
Closed foreign currency contracts	13,370
Payables:	—
Fund shares repurchased	1,916,487
Advisory fees	1,817,154
Investments purchased	705,271
Transfer agent fees and expenses	452,482
Non-interested Trustees' deferred compensation fees	87,798
Professional fees	59,319
12b-1 Distribution and shareholder servicing fees	28,246
Non-interested Trustees' fees and expenses	23,992
Custodian fees	10,561
Affiliated fund administration fees payable	7,099
Accrued expenses and other payables	164,909
Total Liabilities	33,841,124
Net Assets	$3,400,599,667

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Venture Fund

Statement of Assets and Liabilities

September 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,206,548,145
Total distributable earnings (loss)	1,194,051,522
Total Net Assets	$3,400,599,667
Net Assets - Class A Shares	$27,200,587
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	354,444
Net Asset Value Per Share(4)	$76.74
Maximum Offering Price Per Share(5)	$81.42
Net Assets - Class C Shares	$8,561,179
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	121,468
Net Asset Value Per Share(4)	$70.48
Net Assets - Class D Shares	$1,668,639,461
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,075,916
Net Asset Value Per Share	$79.17
Net Assets - Class I Shares	$315,108,866
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,960,373
Net Asset Value Per Share	$79.57
Net Assets - Class N Shares	$411,523,305
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,134,459
Net Asset Value Per Share	$80.15
Net Assets - Class S Shares	$73,301,907
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	966,425
Net Asset Value Per Share	$75.85
Net Assets - Class T Shares	$896,264,362
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,489,124
Net Asset Value Per Share	$78.01

(1) Includes cost of $2,215,254,307.

(2) Includes $27,489,970 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $174,799,116.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Statement of Operations

For the year ended September 30, 2019

Investment Income:
Dividends	$21,063,250
Dividends from affiliates	1,597,816
Affiliated securities lending income, net	986,521
Other income	20
Foreign tax withheld	(93,185)
Total Investment Income	23,554,422
Expenses:
Advisory fees	21,526,075
12b-1 Distribution and shareholder servicing fees:
Class A Shares	69,529
Class C Shares	93,355
Class S Shares	185,190
Transfer agent administrative fees and expenses:
Class D Shares	1,997,827
Class S Shares	185,190
Class T Shares	2,247,766
Transfer agent networking and omnibus fees:
Class A Shares	24,857
Class C Shares	7,231
Class I Shares	275,912
Other transfer agent fees and expenses:
Class A Shares	2,588
Class C Shares	927
Class D Shares	160,702
Class I Shares	13,161
Class N Shares	9,150
Class S Shares	871
Class T Shares	8,933
Shareholder reports expense	247,415
Registration fees	146,229
Non-interested Trustees’ fees and expenses	100,510
Professional fees	95,295
Affiliated fund administration fees	79,240
Custodian fees	52,269
Other expenses	251,192
Total Expenses	27,781,414
Less: Excess Expense Reimbursement and Waivers	(81,799)
Net Expenses	27,699,615
Net Investment Income/(Loss)	(4,145,193)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	166,617,843
Investments in affiliates	(28,380,032)
Forward foreign currency exchange contracts	4,720,030
Total Net Realized Gain/(Loss) on Investments	142,957,841
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(300,051,726)
Investments in affiliates	4,117,708
Forward foreign currency exchange contracts	886,641
Total Change in Unrealized Net Appreciation/Depreciation	(295,047,377)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(156,234,729)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Venture Fund

Statements of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$(4,145,193)	$(4,063,680)
Net realized gain/(loss) on investments	142,957,841	328,663,248
Change in unrealized net appreciation/depreciation	(295,047,377)	344,951,366
Net Increase/(Decrease) in Net Assets Resulting from Operations	(156,234,729)	669,550,934
Dividends and Distributions to Shareholders
Class A Shares	(2,435,187)	(1,141,265)
Class C Shares	(968,975)	(733,680)
Class D Shares	(135,165,495)	(82,765,455)
Class I Shares	(26,407,223)	(15,000,720)
Class N Shares	(27,088,328)	(10,531,798)
Class S Shares	(6,058,641)	(3,272,005)
Class T Shares	(74,964,015)	(49,261,504)
Net Decrease from Dividends and Distributions to Shareholders	(273,087,864)	(162,706,427)
Capital Share Transactions:
Class A Shares	(360,014)	5,809,767
Class C Shares	(1,992,682)	(2,743,005)
Class D Shares	35,525,214	(12,391,010)
Class I Shares	(4,371,422)	24,780,981
Class N Shares	104,265,676	115,155,862
Class S Shares	407,005	16,337,647
Class T Shares	7,726,539	(86,375,886)
Net Increase/(Decrease) from Capital Share Transactions	141,200,316	60,574,356
Net Increase/(Decrease) in Net Assets	(288,122,277)	567,418,863
Net Assets:
Beginning of period	3,688,721,944	3,121,303,081
End of period	$3,400,599,667	$3,688,721,944

See Notes to Financial Statements.

22	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$88.38	$76.48	$66.00	$60.50	$63.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.24)	(0.25)	(0.15)	(0.04)	(0.22)
Net realized and unrealized gain/(loss)	(4.67)	16.26	11.78	8.38	3.98
Total from Investment Operations	(4.91)	16.01	11.63	8.34	3.76
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$76.74	$88.38	$76.48	$66.00	$60.50
Total Return*	(4.08)%	21.83%	17.93%	14.16%	5.50%
Net Assets, End of Period (in thousands)	$27,201	$31,373	$21,962	$37,626	$48,546
Average Net Assets for the Period (in thousands)	$27,960	$24,358	$29,815	$39,147	$42,275
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.01%	1.03%	1.04%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.01%	1.03%	1.04%	1.04%
Ratio of Net Investment Income/(Loss)	(0.32)%	(0.31)%	(0.22)%	(0.07)%	(0.33)%
Portfolio Turnover Rate	19%	28%	25%	22%	40%

Class C Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$82.39	$72.06	$62.70	$58.03	$61.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.72)	(0.78)	(0.62)	(0.47)	(0.66)
Net realized and unrealized gain/(loss)	(4.46)	15.22	11.13	7.98	3.89
Total from Investment Operations	(5.18)	14.44	10.51	7.51	3.23
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$70.48	$82.39	$72.06	$62.70	$58.03
Total Return*	(4.76)%	20.95%	17.07%	13.30%	4.75%
Net Assets, End of Period (in thousands)	$8,561	$12,223	$13,269	$15,972	$18,387
Average Net Assets for the Period (in thousands)	$9,783	$12,894	$13,997	$17,061	$15,695
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.74%	1.76%	1.78%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.74%	1.76%	1.78%	1.74%
Ratio of Net Investment Income/(Loss)	(1.03)%	(1.03)%	(0.95)%	(0.81)%	(1.03)%
Portfolio Turnover Rate	19%	28%	25%	22%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$90.73	$78.25	$67.35	$61.55	$64.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	(0.08)	(0.01)	0.09	(0.06)
Net realized and unrealized gain/(loss)	(4.75)	16.67	12.06	8.55	3.99
Total from Investment Operations	(4.83)	16.59	12.05	8.64	3.93
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$79.17	$90.73	$78.25	$67.35	$61.55
Total Return*	(3.87)%	22.09%	18.20%	14.41%	5.70%
Net Assets, End of Period (in thousands)	$1,668,639	$1,843,494	$1,597,029	$1,443,406	$1,337,264
Average Net Assets for the Period (in thousands)	$1,668,200	$1,712,398	$1,473,945	$1,359,875	$1,473,495
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.81%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.81%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	(0.10)%	(0.09)%	(0.01)%	0.15%	(0.10)%
Portfolio Turnover Rate	19%	28%	25%	22%	40%

Class I Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$91.10	$78.51	$67.54	$61.69	$64.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.03)	0.03	0.12	(0.02)
Net realized and unrealized gain/(loss)	(4.76)	16.73	12.09	8.57	4.00
Total from Investment Operations	(4.80)	16.70	12.12	8.69	3.98
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$79.57	$91.10	$78.51	$67.54	$61.69
Total Return*	(3.82)%	22.16%	18.25%	14.46%	5.78%
Net Assets, End of Period (in thousands)	$315,109	$362,757	$291,520	$252,126	$272,647
Average Net Assets for the Period (in thousands)	$318,833	$317,820	$250,794	$251,451	$270,012
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.75%	0.76%	0.77%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.76%	0.77%	0.75%
Ratio of Net Investment Income/(Loss)	(0.05)%	(0.04)%	0.04%	0.20%	(0.03)%
Portfolio Turnover Rate	19%	28%	25%	22%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$91.63	$78.88	$67.79	$61.86	$64.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.03	0.08	0.16	0.04
Net realized and unrealized gain/(loss)	(4.77)	16.83	12.16	8.61	4.00
Total from Investment Operations	(4.75)	16.86	12.24	8.77	4.04
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$80.15	$91.63	$78.88	$67.79	$61.86
Total Return*	(3.74)%	22.26%	18.36%	14.56%	5.87%
Net Assets, End of Period (in thousands)	$411,523	$346,638	$192,210	$91,472	$21,975
Average Net Assets for the Period (in thousands)	$365,491	$248,072	$131,281	$52,796	$10,894
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.67%	0.68%	0.67%
Ratio of Net Investment Income/(Loss)	0.03%	0.04%	0.11%	0.26%	0.06%
Portfolio Turnover Rate	19%	28%	25%	22%	40%

Class S Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$87.56	$75.92	$65.61	$60.24	$63.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.35)	(0.37)	(0.26)	(0.14)	(0.29)
Net realized and unrealized gain/(loss)	(4.63)	16.12	11.72	8.35	3.95
Total from Investment Operations	(4.98)	15.75	11.46	8.21	3.66
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$75.85	$87.56	$75.92	$65.61	$60.24
Total Return*	(4.21)%	21.64%	17.77%	14.00%	5.34%
Net Assets, End of Period (in thousands)	$73,302	$82,776	$56,058	$40,904	$18,132
Average Net Assets for the Period (in thousands)	$74,076	$69,664	$45,884	$29,251	$12,384
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.17%	1.17%	1.19%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.17%	1.17%	1.19%	1.17%
Ratio of Net Investment Income/(Loss)	(0.47)%	(0.46)%	(0.37)%	(0.23)%	(0.45)%
Portfolio Turnover Rate	19%	28%	25%	22%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$89.60	$77.41	$66.70	$61.05	$64.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.16)	(0.16)	(0.07)	0.03	(0.13)
Net realized and unrealized gain/(loss)	(4.70)	16.46	11.93	8.46	3.98
Total from Investment Operations	(4.86)	16.30	11.86	8.49	3.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$78.01	$89.60	$77.41	$66.70	$61.05
Total Return*	(3.96)%	21.95%	18.09%	14.28%	5.61%
Net Assets, End of Period (in thousands)	$896,264	$1,009,462	$949,255	$954,070	$958,581
Average Net Assets for the Period (in thousands)	$899,106	$978,055	$925,990	$918,072	$989,819
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.92%	0.91%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.20)%	(0.11)%	0.05%	(0.19)%
Portfolio Turnover Rate	19%	28%	25%	22%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Venture Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	27

Janus Henderson Venture Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

28	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	29

Janus Henderson Venture Fund

Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

30	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Notes to Financial Statements

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

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Janus Henderson Venture Fund

Notes to Financial Statements

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or

32	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Notes to Financial Statements

more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$7,340	$(7,340)	$—	$—
Citibank, National Association	140,942	(12,116)	—	128,826
Credit Suisse International	86,105	—	—	86,105
Deutsche Bank AG	27,489,970	—	(27,489,970)	—
HSBC Securities (USA), Inc.	224,702	(13,388)	—	211,314
JPMorgan Chase Bank, National Association	68,348	—	—	68,348

Total	$28,017,407	$(32,844)	$(27,489,970)	$494,593
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$65,669	$(7,340)	$—	$58,329
Citibank, National Association	12,116	(12,116)	—	—
HSBC Securities (USA), Inc.	13,388	(13,388)	—	—

Total	$91,173	$(32,844)	$—	$58,329
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the

Janus Investment Fund	33

Janus Henderson Venture Fund

Notes to Financial Statements

Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

34	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Notes to Financial Statements

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $27,489,970. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2019 is $28,463,263, resulting in the net amount due to the counterparty of $973,293.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to

Janus Investment Fund	35

Janus Henderson Venture Fund

Notes to Financial Statements

compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $484,142 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded

36	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Notes to Financial Statements

unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $475,338 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2019, Janus Henderson Distributors retained upfront sales charges of $360.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $773.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2019, the Fund engaged in cross trades amounting to $7,732,225 in purchases and $11,801,907 in sales, resulting in a net realized gain of $9,535,814. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

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Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 135,501,938	$ -	$ (7,785,423)	$ -	$ (81,056)	$1,066,416,063

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,364,905,154	$1,235,164,252	$(168,748,189)	$ 1,066,416,063

Information on the tax components of derivatives as of September 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 436,264	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson Venture Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 29,462,080	$ 243,625,784	$ -	$ 5,299,941

For the year ended September 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,342,297	$ 155,364,130	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (5,100,279)	$ (855,684)	$ 5,955,963

Capital has been adjusted by $199,663, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Venture Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	127,992	$ 9,699,600	148,334	$ 12,315,399
Reinvested dividends and distributions	37,178	2,389,411	14,980	1,134,012
Shares repurchased	(165,706)	(12,449,025)	(95,472)	(7,639,644)
Net Increase/(Decrease)	(536)	$ (360,014)	67,842	$ 5,809,767
Class C Shares:
Shares sold	3,069	$ 219,690	4,232	$ 320,918
Reinvested dividends and distributions	16,270	965,596	10,313	731,881
Shares repurchased	(46,235)	(3,177,968)	(50,319)	(3,795,804)
Net Increase/(Decrease)	(26,896)	$ (1,992,682)	(35,774)	$ (2,743,005)
Class D Shares:
Shares sold	392,547	$ 30,452,693	429,340	$ 35,423,866
Reinvested dividends and distributions	1,932,473	127,929,721	1,013,193	78,603,558
Shares repurchased	(1,567,775)	(122,857,200)	(1,532,578)	(126,418,434)
Net Increase/(Decrease)	757,245	$ 35,525,214	(90,045)	$ (12,391,010)
Class I Shares:
Shares sold	611,746	$ 48,621,547	1,313,492	$114,025,852
Reinvested dividends and distributions	395,728	26,315,935	191,960	14,946,031
Shares repurchased	(1,029,167)	(79,308,904)	(1,236,408)	(104,190,902)
Net Increase/(Decrease)	(21,693)	$ (4,371,422)	269,044	$ 24,780,981
Class N Shares:
Shares sold	1,905,155	$153,036,026	1,629,541	$139,511,976
Reinvested dividends and distributions	404,666	27,088,328	134,557	10,531,798
Shares repurchased	(958,431)	(75,858,678)	(417,664)	(34,887,912)
Net Increase/(Decrease)	1,351,390	$104,265,676	1,346,434	$115,155,862
Class S Shares:
Shares sold	406,296	$ 30,267,995	507,639	$ 40,806,317
Reinvested dividends and distributions	95,262	6,058,641	43,574	3,272,005
Shares repurchased	(480,445)	(35,919,631)	(344,240)	(27,740,675)
Net Increase/(Decrease)	21,113	$ 407,005	206,973	$ 16,337,647
Class T Shares:
Shares sold	858,575	$ 66,572,855	1,018,794	$ 83,428,335
Reinvested dividends and distributions	1,119,495	73,069,430	627,286	48,100,298
Shares repurchased	(1,754,693)	(131,915,746)	(2,643,109)	(217,904,519)
Net Increase/(Decrease)	223,377	$ 7,726,539	(997,029)	$ (86,375,886)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$646,281,377	$ 754,110,521	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Janus Henderson Venture Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Venture Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Venture Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Venture Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent, investee companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Venture Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months

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Janus Henderson Venture Fund

Additional Information (unaudited)

ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Venture Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also

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Additional Information (unaudited)

reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

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Additional Information (unaudited)

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Absolute Return Income Opportunities Fund (formerly, Janus Henderson Global Unconstrained Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Developed World Bond Fund (formerly, Janus Henderson Strategic Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,

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Additional Information (unaudited)

taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients

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Additional Information (unaudited)

serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

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Additional Information (unaudited)

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

56	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

58	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson Venture Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2019:

Capital Gain Distributions	$243,825,447

60	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

62	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	63

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

64	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	58

Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Janus Investment Fund	65

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

66	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	67

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

68	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	5/13-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).
Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	69

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017), Executive Vice President and Director of Janus International Holding LLC (since 2011), Executive Vice President of Janus Distributors LLC (since 2011), Vice President and Director of Intech Investment Management LLC (since 2011), Executive Vice President and Director of Perkins Investment Management LLC (since 2011), and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017), Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

70	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016), and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	71

Janus Henderson Venture Fund

Notes

NotesPage1

72	SEPTEMBER 30, 2019

Janus Henderson Venture Fund

Notes

NotesPage2

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93056 11-19

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, William D. Stewart, and Diane Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 47 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with September 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $902,208 in fiscal 2019 and $881,351 in fiscal 2018.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $15,272 in fiscal 2019 and $12,861 in fiscal 2018.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $219,583 in fiscal 2019 and $214,228 in fiscal 2018.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2019 and $0 in fiscal 2018.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $219,583 in fiscal 2019 and $214,228 in fiscal 2018.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: November 29, 2019

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: November 29, 2019